As filed with the Securities and Exchange Commission on July 6, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21715

NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Absolute Return Multi-Manager Fund

Long Short Multi-Manager Fund

Semi-Annual Report

April 30, 2016

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Absolute Return Multi-Manager Fund	2
Long Short Multi-Manager Fund	4
FUND EXPENSE INFORMATION	8
SCHEDULE OF INVESTMENTS
Absolute Return Multi-Manager Fund	10
Long Short Multi-Manager Fund	58
FINANCIAL STATEMENTS	72
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Absolute Return Multi-Manager Fund	99
Long Short Multi-Manager Fund	101
Directory	105
Proxy Voting Policies and Procedures	106
Quarterly Portfolio Schedule	106

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2016 Neuberger Berman Management LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Long Short Multi-Manager Fund.

A combination of factors, including global growth fears, uncertainty regarding the timing of the recovery of the energy complex and speculation about global central bank decisions leads us to believe that the elevated market volatility across asset classes we experienced over the past few quarters may persist. We therefore continue to favor strategies such as merger arbitrage, credit long/short and asset-backed securities, where spreads are attractive to us and spread compression is not necessarily wholly predicated on the health or stability of broader markets. We have also maintained our allocation to global macro/managed futures, as we believe those strategies tend to benefit from higher volatility, as well as long/short equity where higher volatility has, in our view, created a more opportunistic environment for shorts.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Absolute Return Multi-Manager Fund Commentary

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a –4.37% total return for the six months ended April 30, 2016. During the period, the Fund underperformed its primary benchmark, the HFRX Global Hedge Fund Index, which posted a –3.49% return. (Performance for all share classes is provided in the table following this letter.)

Equity market volatility increased across the globe during the six-month reporting period, driven by global growth fears, declining energy prices and uncertainty regarding central bank decisions. All told, U.S. equity markets had mixed performance for the period, while Europe and Asia were down. In the credit markets, the decline in sovereign yields was partially driven by accommodative central bank policies outside the U.S. and the flight to quality that resulted from elevated equity market volatility. Corporate bonds ended the period higher as spread widening earlier in the period was more than offset by strong inflows in March 2016. Meanwhile, the U.S. dollar weakened versus the Japanese yen and strengthened versus the euro. Energy prices continued to fall earlier in the period and began to rebound in February 2016.

The Fund's allocation to long/short equity was the largest detractor from performance during the period, followed by losses from event driven, credit and global macro/managed futures.

Negative performance from the Fund's long/short equity allocation was driven by losses from both longs and shorts in a period of elevated equity market volatility. Generally speaking, headwinds from global growth fears, commodity price uncertainty, health care politics and other macro factors overwhelmed company fundamentals. From a sector perspective, the largest positive contributors were longs in utilities, industrials and consumer discretionary, while the largest detractors were longs in health care, financials and energy.

Event driven strategies were the next largest detractors. The portion of the strategy allocated to merger arbitrage generated positive results for the period, as several deals progressed in the right direction and others came to a close. The allocation to softer catalyst special situations (i.e., events that are possible or even likely to happen, but not definitive) was responsible for the vast majority of losses. We believe this was driven by selling pressure from several large hedge funds that had underperformed for a number of different reasons and were hit with large redemptions. This negatively impacted crowded hedge fund trades, such as softer catalyst special situations where many event driven strategies were focused.

Losses from credit were split between the Fund's asset-backed securities (ABS) and credit long/short subadvisers. In the ABS strategy, several positions were marked down on poor technicals later in the period despite decent fundamentals, and have yet to be fully marked back up. We think those losses are short term in nature. Our credit long/short subadviser was conservatively positioned with low net exposure and limited duration, but was still not fully immune to large outflows from high yield earlier in the period.

Gains from commodities, interest rates and currencies were outpaced by losses from equities. During the reporting period, the portfolio's aggregate use of futures contracts, forward contracts, swap contracts and options detracted from performance.

A combination of factors, including global growth fears, uncertainty regarding the timing of the recovery of the energy complex and speculation about global central bank decisions leads us to believe that elevated market volatility across asset classes over the past few quarters may persist. We, therefore, continue to favor strategies such as merger arbitrage, credit long/short and ABS where we believe spreads are attractive and spread compression is not necessarily predicated on the health or stability of broader markets. We have also maintained our allocation to global macro/managed futures, as we believe those strategies tend to benefit from higher volatility, as well as long/short equity, where we believe higher volatility has created a more opportunistic environment for shorts.

Sincerely,

DAVID KUPPERMAN AND JEFF MAJIT
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

2

Absolute Return Multi-Manager Fund

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX
Class R6	NRABX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Asset-Backed Securities	7.1%	—%
Collateralized Mortgage Obligations	1.4	—
Commercial Mortgage-Backed Securities	6.8	—
Common Stocks	40.4	(15.3)
Convertible Bonds	0.1	—
Corporate Bonds	5.5	(1.7)
Exchange Traded Funds	—	(4.7)
Exchange Traded Note	—	(0.3)
Loan Assignments	8.9	—
Master Limited Partnerships	2.6	(0.3)
Options Purchased	0.1	—
Rights	0.0	—
U.S. Treasury Obligation	0.1	—
Warrants	0.0	—
Short-Term Investments	21.6	—
Other Assets Less Liabilities	27.7 *	—
Total	122.3%	(22.3)%

*  Percentage includes appreciation/depreciation from derivatives.

PERFORMANCE HIGHLIGHTS3

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	Life of Fund
At NAV
Institutional Class	05/15/2012	–4.37%	–9.39%	1.05%
Class A	05/15/2012	–4.53%	–9.74%	0.68%
Class C	05/15/2012	–4.85%	–10.32%	–0.06%
Class R6[4]	12/31/2013	–4.29%	–9.32%	1.08%
With Sales Charge
Class A		–9.99%	–14.92%	–0.81%
Class C		–5.79%	–11.21%	–0.06%
Index
HFRX Global Hedge Fund Index[1,2]*		–3.49%	–7.18%	0.52%
HFRX Absolute Return Index[1,2]		–1.43%	0.53%	1.89%
S&P 500® Index[1,2]		0.43%	1.21%	13.97%
Barclays U.S. Aggregate Bond Index[1,2]		2.82%	2.72%	2.54%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

*  The Fund's primary benchmark changed during the reporting period; the prior benchmark was the HFRX Absolute Return Index. The benchmark was modified because the HFRX Global Hedge Fund Index is believed to be a fairer representation of the Fund's investment universe.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 2.73%, 3.09%, 3.84% and 2.68% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Institutional Class, Class A, Class C and Class R6 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Long Short Multi-Manager Fund Commentary

Neuberger Berman Long Short Multi-Manager Fund Institutional Class generated a –4.32% total return for the six months ended April 30, 2016. During this period, the Fund underperformed its benchmarks, the HFRX Equity Hedge Index and the S&P 500® Index, which returned –3.94% and 0.43%, respectively. (Performance for all share classes is provided in the table immediately following this letter.)

The global financial markets remained volatile during the period amid a backdrop of moderating growth, fluctuating commodity prices, decoupling central bank monetary policy and several geopolitical issues. While investor sentiment was initially challenged, it improved as the period progressed. All told, the U.S. equity market generated a modest gain, whereas international developed equities and emerging market equities ended the six month period in negative territory.

The Fund posted a negative return during the period, as both its long and short positions detracted from performance. Much of the Fund's underperformance relative to the broader equity market can be traced back to March 2016, when stocks moved sharply higher and the environment for shorting was extremely poor. We believe the rally in many of the Fund's short positions were more a function of panicked short covering and widespread speculation than fundamentals. Nonetheless, the Fund's subadvisers were forced to cover many of their short positions to prevent further damage. As the market has taken a breather more recently, the Fund's subadvisers have started to add back to some of their short positions that had been previously covered or had shrunk in size at what they believe to be compelling valuations.

At the position level, one of the largest detractors from performance was a long position in a British sports apparel retailer. The company issued a profit warning at the beginning of the year, as unseasonably warm weather dampened sales of its winter clothing line. A long position in a pharmaceutical company was also negative for performance, as it terminated a planned merger with a biopharmaceutical company following the U.S. Treasury Department's ruling on tax inversions. Elsewhere, a long position in a pipeline company detracted from performance. The stock was pressured by investor concerns over the company's ability to attain financing for a major acquisition.

Among the largest individual contributors to performance was a long position in an integrated energy company. The subadviser responsible for the position participated in the follow-on offering that was used to finance the acquisition of a utility company, which the subadviser believes will result in significant synergies. A long position in a global provider of fire protection and security solutions was also positive for performance, as it announced a merger with a provider of building products and auto parts and equipment earlier this year. Finally, a long position in a medical device company was beneficial for returns, as it agreed to be acquired by a health care company looking to expand its heart and neurological devices business.

During the reporting period, the portfolio's aggregate use of futures contracts, forward contracts, swap contracts and options detracted from performance.

Looking ahead, a combination of factors, including global growth fears, uncertainty regarding the timing of the recovery of the energy complex and speculation about central bank decisions across the globe leads us to believe that the elevated volatility that we have seen over the past few quarters may persist. We believe long/short equity strategies can benefit from this trend, as higher volatility tends to create a more opportunistic environment for shorts.

Sincerely,

DAVID KUPPERMAN AND JEFF MAJIT
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

4

Long Short Multi-Manager Fund

TICKER SYMBOLS

Institutional Class	NLMIX
Class A	NLMAX
Class C	NABCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	58.4%	(27.5)%
Exchange Traded Funds	—	(7.2)
Exchange Traded Note	—	(0.6)
Master Limited Partnerships	5.0	(0.5)
Options Purchased	0.1	—
Short-Term Investments	26.6	—
Other Assets Less Liabilities	45.7 *	—
Total	135.8%	(35.8)%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	Life of Fund
At NAV
Institutional Class	12/19/2013	–4.32%	–9.19%	–1.25%
Class A	12/19/2013	–4.55%	–9.52%	–1.62%
Class C	12/19/2013	–4.82%	–10.19%	–2.32%
With Sales Charge
Class A		–10.04%	–14.69%	–4.05%
Class C		–5.75%	–11.07%	–2.32%
Index
HFRX Equity Hedge Index[1,2]		–3.94%	–8.31%	–1.09%
S&P 500® Index[1,2]		0.43%	1.21%	7.93%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 4.22%, 4.65% and 5.45% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 2.93%, 3.30% and 4.07% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

5

Endnotes

1  Please see "Glossary of Indices" on page 7 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX Absolute Return, HFRX Equity Hedge and HFRX Global Hedge Fund indices do take into account fees and expenses of investing since they are based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

4  The performance information for Class R6 prior to the class' inception date is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

*  On January 1, 2016, Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (NB LLC) transferred to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following this transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC (NBIA). In addition, as of the date of the transfer, the services previously provided by NB Alternative Investment Management LLC (NBAIM) are provided by NBIA.

  As of December 31, 2015, NBM served as each Fund's investment manager and administrator and each of NB LLC, NBFI and NBAIM served as certain Funds' adviser or sub-adviser. Following the consolidation, the investment professionals of NBM, NB LLC, NBFI and NBAIM who provided services to the Funds under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Neuberger Berman Management LLC** at (800) 877-9700, or visit our website at www.nb.com.

**  It is contemplated that effective July 1, 2016 Neuberger Berman Management LLC will merge with and into Neuberger Berman LLC, which will assume the role of distributor to the Funds.

6

Glossary of Indices

Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency).

HFRX Absolute Return Index:

The index is designed to be representative of the overall composition of the hedge fund universe. The index comprises all eligible hedge fund strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The index employs a constituent weighting methodology that selects constituent funds which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

HFRX Global Hedge Fund Index:

The index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

7

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2016 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

8

Expense Information as of 4/30/16 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During the Period(1) 11/1/15 - 4/30/16		Expense Ratio	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During the Period(2) 11/1/15 - 4/30/16		Expense Ratio
Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$956.30	$13.38	(3)	2.75%	$1,000.00	$1,011.19	$13.75	(3)	2.75%
Class A	$1,000.00	$954.70	$15.11	(3)	3.11%	$1,000.00	$1,009.40	$15.54	(3)	3.11%
Class C	$1,000.00	$951.50	$18.73	(3)	3.86%	$1,000.00	$1,005.67	$19.25	(3)	3.86%
Class R6	$1,000.00	$957.10	$13.04	(3)	2.68%	$1,000.00	$1,011.54	$13.40	(3)	2.68%
Long Short Multi-Manager Fund
Institutional Class	$1,000.00	$956.80	$14.84		3.05%	$1,000.00	$1,009.70	$15.24		3.05%
Class A	$1,000.00	$954.50	$16.47		3.39%	$1,000.00	$1,008.01	$16.92		3.39%
Class C	$1,000.00	$950.80	$20.08		4.14%	$1,000.00	$1,004.28	$20.63		4.14%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

(3)  Includes expenses of the Fund's subsidiary (See Note A of the Notes to Financial Statements).

9

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) 4/30/16

Investments	Shares	Value (000)
Long Positions (94.6%)
Common Stocks (40.4%)
Aerospace & Defense (0.1%)
HEICO Corp., Class A(a)	9,600	$491
Air Freight & Logistics (0.2%)
TNT Express NV (Netherlands)*(a)	201,010	1,824
XPO Logistics Europe SA (France)(a)	2,000	463
		2,287
Airlines (0.0%)(b)
AMR Corp. Escrow*(c)	14,383	12
Virgin America, Inc.*(a)	3,450	192
		204
Banks (1.1%)
ABN AMRO Group NV, CVA (Netherlands)*(d)	19,647	420
Bank of America Corp.(a)	267,650	3,897
C1 Financial, Inc.*(a)	32,300	792
ING Groep NV, CVA (Netherlands)	68,997	845
KBC Groep NV (Belgium)*(a)	22,052	1,238
Societe Generale SA (France)(a)	16,890	662
SunTrust Banks, Inc.(e)	73,735	3,078
		10,932
Beverages (1.0%)
Anheuser-Busch InBev SA/NV (Belgium)	4,603	570
Carlsberg A/S, Class B (Denmark)	5,995	584
Cott Corp. (Canada)(a)	121,646	1,613
Davide Campari- Milano SpA (Italy)	29,167	281
Marie Brizard Wine & Spirits SA (France)*(a)	10,459	200
Molson Coors Brewing Co., Class B(e)	12,523	1,198
Investments	Shares	Value (000)
SABMiller plc, ADR (United Kingdom)(e)	78,885	$4,839
		9,285
Biotechnology (2.7%)
Actelion Ltd. (Switzerland)*	1,824	295
Alexion Pharmaceuticals, Inc.*	13,498	1,880
Alkermes plc (Ireland)*(a)	39,702	1,578
Baxalta, Inc.(a)	165,729	6,952
BioMarin Pharmaceutical, Inc.*(e)	23,151	1,960
Celgene Corp.*	15,881	1,642
Incyte Corp.*(a)	22,233	1,607
Ionis Pharmaceuticals, Inc.*(a)	37,717	1,545
Medivation, Inc.*(a)	40,632	2,348
Neurocrine Biosciences, Inc.*(a)(e)	49,575	2,260
Portola Pharmaceuticals, Inc.*(e)	11,900	283
QLT, Inc. (Canada)*(a)	383,858	580
United Therapeutics Corp.*(e)	7,802	821
Vertex Pharmaceuticals, Inc.*(e)	25,219	2,127
		25,878
Capital Markets (1.0%)
American Capital Ltd.*(a)	42,077	665
Azimut Holding SpA (Italy)(a)	51,423	1,294
Charles Schwab Corp. (The)(e)	21,068	598
Flow Traders (Netherlands)(d)	11,818	470
GP Investments Acquisition Corp.*	214,204	2,099
GP Investments Acquisition Corp., Class U*(a)	1	—	(f)
Intertrust NV (Netherlands)*(d)	1,320	27
Investments	Shares	Value (000)
NorthStar Asset Management Group, Inc.(e)	30,871	$384
RCS Capital Corp., Class A*(a)	183,806	2
WL Ross Holding Corp.*(a)	429,300	4,295
		9,834
Chemicals (1.9%)
Air Products & Chemicals, Inc.	21,095	3,078
Airgas, Inc.(a)	25,100	3,575
Axiall Corp.(a)	11,550	272
EI du Pont de Nemours & Co.(a)	20,525	1,353
Ferro Corp.*(a)	130,650	1,664
Syngenta AG (Switzerland)(a)	1,677	671
Syngenta AG, ADR (Switzerland)(a)	40,512	3,264
Valspar Corp. (The)	17,200	1,835
WR Grace & Co.*(a)(e)	31,700	2,431
		18,143
Commercial Services & Supplies (1.5%)
ADT Corp. (The)(a)	109,400	4,593
Progressive Waste Solutions Ltd. (Canada)(a)	4,350	140
Spotless Group Holdings Ltd. (Australia)	629,902	617
Tyco International plc(a)	220,800	8,505
		13,855
Communications Equipment (0.4%)
Alliance Fiber Optic Products, Inc.*(a)	35,000	648
Harris Corp.(a)	27,975	2,238
Polycom, Inc.*(a)	16,700	200
Ruckus Wireless, Inc.*(a)	32,200	442
		3,528
Construction Materials (0.1%)
HeidelbergCement AG (Germany)(a)	7,668	681

See Notes to Financial Statements

10

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
LafargeHolcim Ltd. (Switzerland)*(a)	13,896	$704
		1,385
Containers & Packaging (0.1%)
Nampak Ltd. (South Africa)(a)	619,127	1,059
WestRock Co.	500	21
		1,080
Diversified Consumer Services (0.0%)(b)
Apollo Education Group, Inc.*(a)	29,300	229
Diversified Financial Services (0.9%)
Acasta Enterprises, Inc., Class A (Canada)*	135,000	1,044
Alignvest Acquisition Corp., Class A (Canada)*	90,371	696
Gores Holdings, Inc.*(a)	81,924	798
Pace Holdings Corp.*(e)	582,820	5,739
		8,277
Diversified Telecommunication Services (0.0%)(b)
Intelsat SA (Luxembourg)*(a)	24,015	95
Koninklijke KPN NV (Netherlands)(a)	35,000	137
		232
Electric Utilities (0.8%)
American Electric Power Co., Inc.	1,027	65
Avangrid, Inc.*(a)	6,183	248
Edison International(a)	15,994	1,131
Empire District Electric Co. (The)(a)	16,313	549
Exelon Corp.(a)	29,677	1,041
Hawaiian Electric Industries, Inc.	2,486	81
NextEra Energy, Inc.(a)	24,107	2,835
PG&E Corp.(a)	21,046	1,225
Investments	Shares	Value (000)
Pinnacle West Capital Corp.(a)	7,183	$522
PNM Resources, Inc.(a)	10,923	346
		8,043
Electrical Equipment (0.2%)
Eaton Corp. plc(e)	18,917	1,197
PowerSecure International, Inc.*(a)	7,100	133
Rockwell Automation, Inc.(e)	8,369	949
		2,279
Electronic Equipment, Instruments & Components (0.3%)
Axis Communications AB (Sweden)(a)	16,400	692
Checkpoint Systems, Inc.*(a)	26,500	268
Ingram Micro, Inc., Class A(a)	27,100	947
Newport Corp.*(a)	29,000	667
Rofin-Sinar Technologies, Inc.*(a)	16,450	530
		3,104
Energy Equipment & Services (0.2%)
Baker Hughes, Inc.	14,700	711
Schlumberger Ltd.(e)	15,781	1,268
		1,979
Food & Staples Retailing (0.6%)
Magnit PJSC, GDR (Russia)(a)	13,073	452
Rite Aid Corp.*(a)	461,877	3,718
Wal-Mart de Mexico SAB de CV (Mexico)(a)	160,008	396
X5 Retail Group NV, GDR (Russia)*(a)	35,043	694
		5,260
Food Products (1.5%)
GrainCorp. Ltd., Class A (Australia)(a)	18,000	112
Mead Johnson Nutrition Co.	19,851	1,730
Mondelez International, Inc., Class A	60,670	2,606
Investments	Shares	Value (000)
Nomad Foods Ltd. (United Kingdom)*(e)	1,035,009	$8,425
Pinnacle Foods, Inc.(e)	8,998	383
Warrnambool Cheese & Butter Factory Co. Holding Ltd. (Australia)*(a)	10,000	65
WhiteWave Foods Co. (The)*(a)	20,911	841
		14,162
Gas Utilities (0.2%)
AGL Resources, Inc.(a)	9,550	629
Atmos Energy Corp.(a)	10,078	731
Piedmont Natural Gas Co., Inc.(a)	8,250	493
Spire, Inc.	2,680	172
		2,025
Health Care Equipment & Supplies (1.5%)
Alere, Inc.*(a)	83,634	3,262
ArthroCare Corp. Escrow*(c)(g)	46,000	16
Boston Scientific Corp.*	74,041	1,623
Cooper Cos., Inc. (The)(a)	12,131	1,857
Edwards Lifesciences Corp.*(a)	15,319	1,627
HeartWare International, Inc.*(e)	11,116	371
Integra LifeSciences Holdings Corp.*	26,203	1,856
Masimo Corp.*	29,379	1,273
St. Jude Medical, Inc.	26,600	2,027
		13,912
Health Care Providers & Services (0.4%)
Humana, Inc.(a)	15,856	2,808
Shanghai Pharmaceuticals Holding Co. Ltd., Class H (China)	104,432	221
Sinopharm Group Co. Ltd., Class H (China)	58,625	251
VCA, Inc.*	11,990	755
		4,035

See Notes to Financial Statements

11

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares		Value (000)
Health Care Technology (0.1%)
HMS Holdings Corp.*	39,702		$671
Hotels, Restaurants & Leisure (0.9%)
Ainsworth Game Technology Ltd. (Australia)	184,759		326
Belmond Ltd., Class A (United Kingdom)*(a)	3,000		27
Bloomin' Brands, Inc.	107,100		2,003
Morgans Hotel Group Co.*(e)	87,814		131
Starwood Hotels & Resorts Worldwide, Inc.(a)	75,520		6,184
			8,671
Household Durables (0.3%)
Lennar Corp., Class B(a)	25,500		917
Mohawk Industries, Inc.*(e)	9,950		1,917
Newell Brands, Inc.	—	(f)	—	(f)
			2,834
Independent Power & Renewable Electricity Producers (0.6%)
8Point3 Energy Partners LP(a)	11,730		185
Calpine Corp.*(a)	33,201		524
Dynegy, Inc.*(a)	10,081		178
NextEra Energy Partners LP(a)	53,756		1,553
NRG Yield, Inc., Class A(a)	72,106		1,091
Pattern Energy Group, Inc.	82,002		1,722
TerraForm Power, Inc., Class A*(a)	36,458		389
			5,642
Industrial Conglomerates (0.4%)
Danaher Corp.(a)	39,270		3,799
Insurance (0.5%)
AIA Group Ltd. (Hong Kong)(a)	295,194		1,767
Aspen Insurance Holdings Ltd.(a)	2,000		93
Fidelity & Guaranty Life	2,900		77
Investments	Shares	Value (000)
National Interstate Corp.(a)	26,800	$825
NN Group NV (Netherlands)	34,014	1,178
Sampo OYJ, Class A (Finland)	6,062	265
Syncora Holdings Ltd.*(a)	17,829	16
WMIH Corp.*(e)	123,646	276
		4,497
Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*(a)	1,126	742
Priceline Group, Inc. (The)*(a)	660	887
		1,629
Internet Software & Services (1.6%)
Alibaba Group Holding Ltd., ADR (China)*(a)	17,202	1,324
Alphabet, Inc., Class A*	4,264	3,018
Baidu, Inc., ADR (China)*(a)	3,173	616
Cvent, Inc.*(a)	11,800	417
eBay, Inc.*(a)	17,812	435
Facebook, Inc., Class A*(a)	14,677	1,726
LinkedIn Corp., Class A*(a)	1,840	231
Mail.Ru Group Ltd., GDR (Russia)*(a)	10,412	211
MercadoLibre, Inc. (Argentina)(a)	3,929	491
Qihoo 360 Technology Co. Ltd., ADR (China)*(a)	5,400	410
Rocket Fuel, Inc.*(a)	300	1
Tencent Holdings Ltd. (China)(a)	38,973	793
Yahoo!, Inc.*(e)	138,273	5,061
Yandex NV, Class A (Russia)*(a)	11,397	233
		14,967
IT Services (0.7%)
Computer Sciences Corp.(a)	44,350	1,469
CSRA, Inc.(a)	123,525	3,207
Investments	Shares	Value (000)
PayPal Holdings, Inc.*(a)	17,812	$698
Total System Services, Inc.	23,700	1,212
		6,586
Life Sciences Tools & Services (0.6%)
Affymetrix, Inc.*(a)	60,262	844
Agilent Technologies, Inc.(a)	63,150	2,584
Gerresheimer AG (Germany)(a)	20,842	1,550
Pacific Biosciences of California, Inc.*(e)	60,100	580
		5,558
Machinery (0.9%)
Deere & Co.(e)	10,850	913
EnPro Industries, Inc.(a)	37,137	2,176
FANUC Corp. (Japan)	5,600	827
Ingersoll-Rand plc(a)	30,350	1,989
Mueller Water Products, Inc., Class A	240,876	2,589
		8,494
Media (4.9%)
Altice NV, Class A (Netherlands)*(a)	46,532	706
Cablevision Systems Corp., Class A(a)	168,825	5,637
Carmike Cinemas, Inc.*(a)(e)	11,800	354
CBS Corp., Class B(a)	73,575	4,114
Crown Media Holdings, Inc., Class A*(a)	65,800	334
DISH Network Corp., Class A*(a)	35,394	1,745
DreamWorks Animation SKG, Inc., Class A*	5,100	204
EW Scripps Co. (The), Class A*(a)	66,695	1,012
Gray Television, Inc.*(a)	224,210	2,881
Liberty Braves Group, Class C*(e)	2,897	43

See Notes to Financial Statements

12

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Liberty Global plc, Series C (United Kingdom)*	1,477	$54
Liberty Global plc, Series C (United Kingdom)*(a)	16,563	606
Liberty Global plc, Class A (United Kingdom)*(a)	3,994	151
Liberty Global plc LiLAC, Series C (United Kingdom)*(a)	434	18
Liberty Global plc LiLAC, Series A (United Kingdom)*(a)	199	7
Liberty Media Group, Class C*(a)	7,242	130
Liberty SiriusXM Group, Class C*(e)	28,967	927
Loral Space & Communications, Inc.*(a)	82,560	3,028
Media General, Inc.*(a)	223,529	3,874
Mediaset SpA (Italy)	114,480	515
Nexstar Broadcasting Group, Inc., Class A(a)	25,055	1,286
Sinclair Broadcast Group, Inc., Class A(a)	21,251	681
Stroeer SE & Co. KGaA (Germany)(a)	58,122	2,862
Time Warner Cable, Inc.(a)	46,567	9,877
Time Warner, Inc.(e)	37,750	2,837
Tribune Co. Litigation, Class 1C*(c)	300,000	1
Tribune Media Co., Class A(a)	63,186	2,436
Tribune Publishing Co.	3,425	39
Videocon d2h Ltd., ADR (India)*(e)	17,634	137
		46,496
Investments	Shares	Value (000)
Metals & Mining (0.3%)
Constellium NV, Class A (Netherlands)*(a)	53,124	$310
Electrum Special Acquisition Corp., Class U*(a)	214,007	2,076
		2,386
Multiline Retail (0.0%)(b)
Europris ASA (Norway)*(d)	62,100	289
Multi-Utilities (0.9%)
Black Hills Corp.(a)	57,270	3,470
CMS Energy Corp.(a)	15,408	627
Dominion Resources, Inc.(a)	8,124	581
DTE Energy Co.(a)	13,146	1,172
NiSource, Inc.(a)	5,970	135
SCANA Corp.(a)	5,047	347
Sempra Energy(a)	18,615	1,924
		8,256
Oil, Gas & Consumable Fuels (1.6%)
Cheniere Energy Partners LP Holdings LLC(a)	72,373	1,410
Cheniere Energy, Inc.*(e)	8,781	342
Columbia Pipeline Group, Inc.	106,212	2,721
Enbridge, Inc. (Canada)(a)	31,792	1,321
EOG Resources, Inc.(e)	11,164	922
Golar LNG Ltd.(a)	11,953	198
Kinder Morgan, Inc.(a)	41,621	739
Newfield Exploration Co.*(a)	26,830	973
Phillips 66(a)	8,860	728
Royal Dutch Shell plc, Class B (Netherlands)(a)	5,790	151
SemGroup Corp., Class A(a)	17,034	522
Investments	Shares	Value (000)
Tallgrass Energy GP LP(a)	1,592	$33
TransCanada Corp. (Canada)*	11,100	447
TransCanada Corp. (Canada)(a)	20,813	863
Williams Cos., Inc. (The)(a)	185,410	3,595
		14,965
Personal Products (0.1%)
Edgewell Personal Care Co.(e)	6,887	565
Pharmaceuticals (2.3%)
Allergan plc*(a)	45,854	9,930
Aralez Pharmaceuticals, Inc. (Canada)*(e)	26,507	104
Meda AB, Class A (Sweden)(a)	149,776	2,762
Pfizer, Inc.(a)	105,515	3,451
Shire plc, ADR (Ireland)(a)	8,598	1,612
Teva Pharmaceutical Industries Ltd., ADR (Israel)(e)	21,698	1,182
Zoetis, Inc.(e)	64,411	3,029
		22,070
Real Estate Investment Trusts (REITs) (0.5%)
New Senior Investment Group, Inc.(a)	329,933	3,563
Newcastle Investment Corp.(e)	56,920	247
NorthStar Realty Finance Corp.(e)	38,981	499
		4,309
Real Estate Management & Development (0.1%)
Conwert Immobilien Invest SE (Austria)(a)	2,000	32
Daiwa House Industry Co. Ltd. (Japan)	21,600	577
		609
Road & Rail (0.3%)
Hertz Global Holdings, Inc.*(a)	24,500	227

See Notes to Financial Statements

13

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Norfolk Southern Corp.(a)	33,920	$3,056
		3,283
Semiconductors & Semiconductor Equipment (1.2%)
Broadcom Ltd. (Singapore)(a)	18,076	2,635
Cascade Microtech, Inc.*(a)	10,900	228
Fairchild Semiconductor International, Inc.*(a)	72,300	1,446
KLA-Tencor Corp.(a)	33,500	2,343
MKS Instruments, Inc.	33,200	1,190
NXP Semiconductors NV (Netherlands)*(a)	37,225	3,174
SunPower Corp.*(a)	43,725	881
		11,897
Software (0.3%)
PTC, Inc.*(e)	71,300	2,600
Qlik Technologies, Inc.*	11,686	360
Textura Corp.*	200	5
TiVo, Inc.*	3,500	35
Xura, Inc.*(e)	4,600	103
		3,103
Specialty Retail (0.8%)
CST Brands, Inc.	4,000	151
Hennes & Mauritz AB, Class B (Sweden)	37,051	1,317
Office Depot, Inc.*(e)	464,228	2,730
Restoration Hardware Holdings, Inc.*(e)	36,150	1,564
RONA, Inc. (Canada)(a)	73,600	1,401
		7,163
Technology Hardware, Storage & Peripherals (1.4%)
EMC Corp.(a)	271,076	7,078
Lexmark International, Inc., Class A	20,300	783
Investments	Shares	Value (000)
Samsung Electronics Co. Ltd., GDR (South Korea)(a)	1,251	$682
SanDisk Corp.*(a)	64,850	4,872
		13,415
Textiles, Apparel & Luxury Goods (1.1%)
Asics Corp. (Japan)	33,150	656
Coach, Inc.(a)(e)	47,520	1,914
G-III Apparel Group Ltd.*(a)	29,300	1,326
Michael Kors Holdings Ltd. (United Kingdom)*(a)	15,510	801
PVH Corp.(a)	20,765	1,985
Steven Madden Ltd.*(e)	50,775	1,778
Tumi Holdings, Inc.*(a)	80,098	2,137
		10,597
Trading Companies & Distributors (0.2%)
Brenntag AG (Germany)(a)	36,868	2,162
Transportation Infrastructure (0.6%)
Macquarie Infrastructure Corp.(a)	79,612	5,604
Water Utilities (0.3%)
American Water Works Co., Inc.(a)	33,400	2,430
Wireless Telecommunication Services (0.0%)(b)
T-Mobile US, Inc.*(e)	7,200	283
Total Common Stocks (Cost $387,768)		383,669
	Principal Amount
Loan Assignments (8.9%)(k)
Advertising (0.4%)
Affinion Group, Inc., 1st Lien Term Loan B 6.75%, 4/30/2018	$3,207,727	2,823
Investments	Principal Amount	Value (000)
Extreme Reach, Inc., 2nd Lien Term Loan 10.50%, 12/31/2025(c)	$1,593,000	$1,434
		4,257
Aerospace & Defense (0.1%)
The SI Organization, Inc., 1st Lien Term Loan 5.75%, 10/24/2019	1,402,704	1,399
Biotechnology (0.1%)
AgroFresh, Inc., Term Loan 5.75%, 7/2/2021(c)	1,252,576	1,224
Chemicals (0.1%)
PQ Corp., Term Loan B 10/14/2022(h)	558,000	561
Commercial Services & Supplies (0.6%)
Accuvant, Inc., Term Loan B 6.25%, 12/15/2021	2,773,920	2,734
Capstone Logistics Acquisition, Inc., Term Loan B 5.50%, 10/3/2021(c)	1,249,317	1,223
iQor US, Inc., 2nd Lien Term Loan 9.75%, 2/18/2022(c)	293,667	209
Merrill Communications LLC, 1st Lien Term Loan 6.25%, 5/29/2022(c)	456,212	413
Protection One, Inc., 2nd Lien Term Loan 9.75%, 6/19/2022(c)	1,019,000	1,016
Universal Services of America, Term Loan B 4.75%, 7/27/2022	1,280,790	1,250
		6,845

See Notes to Financial Statements

14

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Principal Amount	Value (000)
Communications Equipment (0.2%)
Riverbed Technology, Inc., Term Loan B 6.00%, 2/25/2022	$1,528,526	$1,537
Diversified Financial Services (0.6%)
4L Technologies, Inc., Term Loan B 5.50%, 4/3/2020(c)	1,796,640	1,605
Environmental Resources Management, 1st Lien Term Loan 5.00%, 5/9/2021	2,881,000	2,576
IG Investments Holdings LLC, 1st Lien Term Loan 6.00%, 10/31/2021(c)	487,406	483
		4,664
Diversified Telecommunication Services (0.7%)
Cable & Wireless Communications PLC, Term Loan 12/2/2022(h)(i)	1,092,850	1,096
Fairpoint Communications, Inc., Term Loan B 7.50%, 2/14/2019	2,277,670	2,263
Global Telcom Link Corp., 2nd Lien Term Loan 9.00%, 5/21/2020(c)	2,825,000	2,125
Intelsat Jackson Holdings SA, Term Loan B2 3.75%, 6/30/2019	1,346,000	1,261
Sable International/ Cable & Wireless, Term Loan B 12/2/2022(h)(i)	894,150	897
		7,642
Electronic Equipment, Instruments & Components (0.1%)
Lixens France SA, 2nd Lien Term Loan 9.50%, 7/31/2023(c)	693,000	646
Investments	Principal Amount		Value (000)
Energy Equipment & Services (0.1%)
CGG Holding US, Inc., 1st Lien Term Loan 5/15/2019(h)	$1,639,000		$1,316
Food Products (0.2%)
Del Monte Corp., 2nd Lien Term Loan 8.25%, 7/26/2021	1,917,000		1,403
Health Care Providers & Services (0.3%)
21st Century Oncology, Inc., Term Loan 6.50%, 4/28/2022	2,555,970		2,262
Beacon Health Strategies LLC, Term Loan B 5.00%, 9/30/2021	1,367,190		1,343
Genesis HealthCare DE LLC, Term Loan 10.00%, 10/2/2017(c)	—	(f)	—	(f)
			3,605
Health Care Technology (0.2%)
Netsmart Technologies, Inc., 1st Lien Term Loan 4/5/2023	232,000		232
Netsmart Technologies, Inc., 2nd Lien Term Loan 10/5/2023(c)	651,000		640
Precyse Solutions LLC, 1st Lien Term Loan 6.50%, 10/19/2022	603,000		600
			1,472
Hotels, Restaurants & Leisure (0.5%)
Amaya Holdings BV, 1st Lien Term Loan 5.00%, 7/29/2021	791,718		757
Investments	Principal Amount		Value (000)
Caesars Entertainment Operating Co., Inc., Term Loan B 3/1/2017(j)	$1,119,810		$1,049
Caesars Entertainment Resort Properties LLC, 1st Lien Term Loan 7.00%, 10/9/2020	1,466,250		1,381
Harrah's Entertainment, Inc., Term Loan B5 1/28/2018(j)	1,835,830		1,702
			4,889
Household Products (0.2%)
Huish Detergent, Inc., 1st Lien Term Loan 5.50%, 3/23/2020	2,016,956		1,979
Insurance (0.6%)
Asurion LLC, 1st Lien Term Loan 5.00%, 12/31/2020	—	(f)	—	(f)
Asurion LLC, 2nd Lien Term Loan 8.50%, 2/19/2021	2,707,000		2,595
Confie Seguros Holding II Co., 2nd Lien Term Loan 5/8/2019(c)(h)	1,275,000		1,192
Cunningham Lindsey US, Inc., 1st Lien Term Loan 5.00%, 12/10/2019(c)	1,472,664		1,049
Cunningham Lindsey US, Inc., 2nd Lien Initial Term Loan 9.25%, 6/10/2020(c)	1,000,000		520

See Notes to Financial Statements

15

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Principal Amount	Value (000)
Hyperion Insurance Group Ltd., Term Loan B 5.50%, 3/26/2022	$85,822	$85
		5,441
Internet Software & Services (0.9%)
AF Borrower LLC, Initial Term Loan 10.00%, 1/30/2023	534,000	503
Ancestry.com, Inc., Term Loan B 5.00%, 8/17/2022	1,649,213	1,648
ProQuest LLC, Term Loan B 5.75%, 9/23/2021	1,741,914	1,682
Travelport LLC, Term Loan B 5.75%, 8/15/2021	4,006,620	4,014
		7,847
Machinery (0.1%)
NN, Inc., Term Loan B 5.75%, 10/2/2022(c)	829,830	819
Media (0.8%)
Cirque du Soleil, Inc., 2nd Lien Term Loan 9.25%, 6/25/2023(c)	830,000	758
Endemol, 1st Lien Term Loan 6.75%, 8/6/2021	2,679,200	2,285
NEP/NCP Holdco, Inc., Incremental Term Loan 4.25%, 1/22/2020	1,673,151	1,579
NEP/NCP Holdco, Inc., Term Loan 10.00%, 7/22/2020(c)	766,000	707
Springer Science+Business Media GmbH, Term Loan B 4.75%, 8/14/2020	2,197,878	2,139
		7,468
Investments	Principal Amount	Value (000)
Miscellaneous Manufacturing (0.1%)
Novolex Holdings, Inc., 1st Lien Term Loan 6.00%, 12/4/2021(h)	$854,000	$853
Multiline Retail (0.2%)
JC Penney Corp., Inc., Term Loan 6.00%, 5/21/2018	2,050,776	2,054
Oil, Gas & Consumable Fuels (0.2%)
Bowie Resources Holdings LLC, 2nd Lien Term Loan 11.75%, 12/31/2020(c)	35,100	29
Fieldwood Energy LLC, 2nd Lien Term Loan 8.37%, 9/30/2020	5,947,000	1,517
		1,546
Professional Services (0.3%)
Duff & Phelps Corp., 2nd Lien Term Loan 9.50%, 8/14/2021(c)	2,679,000	2,545
Road & Rail (0.2%)
Quality Distribution, Inc., 1st Lien Term Loan 5.75%, 7/31/2022	698,250	614
YRC Worldwide, Inc., 1st Lien Term Loan 8.00%, 2/12/2019	1,301,344	1,141
		1,755
Semiconductors & Semiconductor Equipment (0.1%)
MKS Instruments, Inc., Term Loan B 4/19/2023(h)	278,000	279
Investments	Principal Amount		Value (000)
SunEdison, Inc., 1st Lien DIP Term Loan 11.50%, 4/26/2017(g)	$218,166		$215
SunEdison, Inc., 2nd Lien Term Loan A2 7/2/2018(j)	1,852,000		512
			1,006
Software (0.2%)
Ascend Learning LLC, 2nd Lien Term Loan 9.50%, 11/28/2020(c)	2,000,000		1,875
Ascend Learning LLC, Term Loan B 5.50%, 12/31/2020	—	(f)	—	(f)
P2 Energy Solutions, Inc., 2nd Lien Term Loan 9.00%, 4/30/2021(c)	605,000		393
			2,268
Technology Hardware, Storage & Peripherals (0.3%)
Eastman Kodak Co., Term Loan 7.25%, 7/31/2019	2,727,116		2,591
Telecommunications (0.2%)
ConvergeOne Holdings Corp., 1st Lien Term Loan 6.00%, 6/16/2020(c)	2,412,803		2,328
Textiles, Apparel & Luxury Goods (0.1%)
FULLBEAUTY Brands, Inc., Term Loan B 5.75%, 10/15/2022	658,000		635
Thrifts & Mortgage Finance (0.1%)
Prime Finance, Inc., Term Loan B 4/21/2022(h)	586,000		588

See Notes to Financial Statements

16

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Principal Amount	Value (000)
Trading Companies & Distributors (0.1%)
SiteOne Landscape Supply, Inc., Term Loan B 4/14/2022(c)(h)	$632,000	$632
Total Loan Assignments (Cost $90,656)		83,815
Asset-Backed Securities (7.1%)
Allegro CLO I Ltd. Series 2013-1A, Class C, 4.09%, 1/30/2026(d)(k)	1,000,000	893
Allegro CLO II Ltd. Series 2014-1A, Class C, 4.78%, 1/21/2027(d)(k)	1,400,000	1,342
AMMC CLO 16 Ltd. Series 2015-16A, Class E, 6.23%, 4/14/2027(d)(k)	750,000	615
AMMC CLO XII Ltd. Series 2013-12A, Class D1, 4.38%, 5/10/2025(d)(k)	750,000	696
Ares XXVIII CLO Ltd. Series 2013-3A, Class D, 4.13%, 10/17/2024(d)(k)	1,100,000	999
Atlas Senior Loan Fund V Ltd. Series 2014-1A, Class C, 3.63%, 7/16/2026(d)(k)	900,000	872
Babson CLO Ltd. Series 2013-IA, Class D, 4.13%, 4/20/2025(d)(k)	1,450,000	1,320
Class E, 6.18%, 7/20/2027(d)(k) Series 2015-2A,	550,000	473
Bear Stearns Asset Backed Securities Trust Series 2007-2, Class A2, 0.77%, 1/25/2047(k)	1,040,965	1,000
Canyon Capital CLO Ltd. Series 2012-1A, Class D, 4.93%, 1/15/2024(d)(k)	500,000	491
Investments	Principal Amount	Value (000)
Capital Auto Receivables Asset Trust Series 2016-1, Class D, 4.03%, 8/21/2023	$1,500,000	$1,503
Carlyle Global Market Strategies CLO Ltd. Series 2014-1A, Class D, 4.08%, 4/17/2025(d)(k)	700,000	647
Class D, 4.13%, 5/15/2025(d)(k) Series 2014-2A,	1,400,000	1,286
Catamaran CLO Ltd. Series 2013-1A, Class D, 4.38%, 1/27/2025(d)(k)	1,000,000	937
Class E, 5.79%, 4/22/2027(d)(k) Series 2015-1A,	800,000	611
Class D, 4.29%, 4/22/2027(d)(k) Series 2015-1A,	1,200,000	1,052
Cedar Funding III CLO Ltd. Series 2014-3A, Class E, 5.54%, 5/20/2026(d)(k)	1,200,000	1,048
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class D, 4.17%, 1/16/2023(d)	3,600,000	3,593
Class D, 4.22%, 1/17/2023(d) Series 2016-AA,	1,000,000	997
CIFC Funding Ltd. Series 2013-2A, Class A3L, 3.28%, 4/21/2025(d)(k)	800,000	768
Countrywide Asset-Backed Certificates Trust Series 2005-7, Class AF4, 4.87%, 10/25/2035(k)	364,611	372
Cumberland Park CLO Ltd. Series 2015-2A, Class E, 5.63%, 7/20/2026(d)(k)	550,000	457
Investments	Principal Amount	Value (000)
DT Auto Owner Trust Series 2015-1A, Class D, 4.26%, 2/15/2022(d)	$1,500,000	$1,494
Exeter Automobile Receivables Trust Series 2014-3A, Class C, 4.17%, 6/15/2020(d)	300,000	296
Class D, 6.81%, 8/17/2020(d) Series 2013-2A,	1,800,000	1,824
Flagship Credit Auto Trust Series 2015-2, Class C, 4.08%, 12/15/2021(d)	1,400,000	1,321
Gale Force 4 CLO Ltd. Series 2007-4A, Class E, 7.04%, 8/20/2021(d)(k)	1,300,000	1,336
Golub Capital Partners CLO 22B Ltd. Series 2015-22A, Class C, 4.79%, 2/20/2027(d)(k)	900,000	861
Golub Capital Partners CLO Ltd. Series 2011-10A, Class DR, 4.48%, 10/20/2021(d)(k)	750,000	710
Halcyon Loan Advisors Funding Ltd. Series 2012-2A, Class E, 6.02%, 12/20/2024(d)(k)	300,000	203
Jamestown CLO VII Ltd. Series 2015-7A, Class C, 4.39%, 7/25/2027(d)(k)	400,000	356
JP Morgan Mortgage Acquisition Trust Series 2007-CH1, Class AF6, 4.93%, 11/25/2036(l)	440,701	442
Kingsland VI Ltd. Series 2013-6A, Class D, 4.28%, 10/28/2024(d)(k)	3,000,000	2,737

See Notes to Financial Statements

17

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Principal Amount	Value (000)
KKR CLO Trust Series 2012-1A, Class C, 5.13%, 12/15/2024(d)(k)	$600,000	$542
Madison Park Funding XVI Ltd. Series 2015-16A, Class C, 4.33%, 4/20/2026(d)(k)	450,000	412
Magnetite XV Ltd. Series 2015-15A, Class E, 7.09%, 10/25/2027(d)(k)	700,000	623
Nelder Grove CLO Ltd. Series 2014-1A, Class D1, 5.19%, 8/28/2026(d)(k)	1,400,000	1,252
Ocean Trails CLO IV Series 2013-4A, Class D, 4.63%, 8/13/2025(d)(k)	400,000	354
Ocean Trails CLO V Series 2014-5A, Class E, 5.98%, 10/13/2026(d)(k)	400,000	304
Class D, 4.59%, 10/13/2026(a)(d)(k) Series 2014-5A,	2,050,000	1,866
Octagon Investment Partners X Ltd. Series 2006-10A, Class D, 2.03%, 10/18/2020(d)(k)	500,000	480
Octagon Investment Partners XII Ltd. Series 2012-1A, Class DR, 4.43%, 5/5/2023(d)(k)	2,300,000	2,216
Octagon Investment Partners XIV Ltd. Series 2012-1A, Class C, 4.63%, 1/15/2024(d)(k)	400,000	384
Octagon Investment Partners XVII Ltd. Series 2013-1A, Class E, 5.14%, 10/25/2025(d)(k)	600,000	505
Octagon Investment Partners XX Ltd. Series 2014-1A, Class E, 5.88%, 8/12/2026(d)(k)	250,000	199
Investments	Principal Amount	Value (000)
Octagon Investment Partners XXII Ltd. Series 2014-1A, Class E1, 5.89%, 11/25/2025(d)(k)	$600,000	$510
OZLM Funding IV Ltd. Series 2013-4A, Class C, 3.84%, 7/22/2025(d)(k)	1,200,000	1,081
OZLM Funding V Ltd. Series 2013-5A, Class D, 5.38%, 1/17/2026(a)(d)(k)	1,650,000	1,414
OZLM VII Ltd. Series 2014-7A, Class C, 4.23%, 7/17/2026(a)(d)(k)	3,200,000	2,950
OZLM XI Ltd. Series 2015-11A, Class D, 6.04%, 1/30/2027(d)(k)	1,200,000	979
OZLM XII Ltd. Series 2015-12A, Class SUB, Zero Coupon, 4/30/2027(d)	1,000,000	746
Pinnacle Park CLO Ltd. Series 2014-1A, Class C, 3.73%, 4/15/2026(d)(k)	600,000	594
Sound Point CLO I Ltd. Series 2012-1A, Class E, 6.63%, 10/20/2023(d)(k)	300,000	278
Class D, 5.21%, 10/20/2023(d)(k) Series 2012-1A,	3,000,000	2,981
Sound Point CLO IX Ltd. Series 2015-2A, Class E, 6.13%, 7/20/2027(d)(k)	1,000,000	826
Class D, 4.18%, 7/20/2027(d)(k) Series 2015-2A,	1,600,000	1,460
Symphony CLO IX LP Series 2012-9A, Class E, 5.63%, 4/16/2022(d)(k)	1,000,000	894
Symphony CLO XI Ltd. Series 2013-11A, Class D, 4.63%, 1/17/2025(d)(k)	1,700,000	1,645
Investments	Principal Amount	Value (000)
Symphony CLO XII Ltd. Series 2013-12A, Class D, 4.13%, 10/15/2025(d)(k)	$750,000	$697
Symphony CLO XVI Ltd. Series 2015-16A, Class D, 4.28%, 7/15/2028(d)(k)	1,300,000	1,204
Venture X CLO Ltd. Series 2012-10A, Class D, 4.83%, 7/20/2022(d)(k)	500,000	461
Venture XIV CLO Ltd. Series 2013-14A, Class D, 4.42%, 8/28/2025(d)(k)	2,400,000	2,192
Venture XIX CLO Ltd. Series 2014-19A, Class D, 4.63%, 1/15/2027(d)(k)	2,500,000	2,201
Voya CLO Ltd. Series 2013-2A, Class D, 5.64%, 4/25/2025(d)(k)	450,000	390
Class SUB, 0.00%, 7/25/2026(d)(k) Series 2014-3A,	2,000,000	835
Total Asset-Backed Securities (Cost $70,876)		67,027
Commercial Mortgage-Backed Securities (6.8%)
ACRE Commercial Mortgage Trust Series 2014-FL2, Class D, 3.83%, 8/15/2031(d)(k)	1,500,000	1,462
BAMLL Commercial Mortgage Securities Trust Series 2016-ASMZ, Class MZA, 9.68%, 12/15/2017(c)(d)(k)	5,000,000	4,993
Class F, 3.93%, 9/15/2026(a)(d)(k) Series 2013-DSNY,	4,600,000	4,528
Class E, 3.38%, 6/15/2028(a)(d)(k) Series 2014-ICTS,	3,450,000	3,298

See Notes to Financial Statements

18

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Principal Amount	Value (000)
Boca Hotel Portfolio Trust Series 2013-BOCA, Class E, 4.18%, 8/15/2026(a)(d)(k)	$1,500,000	$1,498
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class EPB, 5.43%, 12/15/2027(d)(k)	1,376,302	1,329
Class DPB, 4.28%, 12/15/2027(d)(k) Series 2014-BXCH,	1,926,823	1,889
Class EPA, 4.68%, 12/15/2027(d)(k) Series 2014-BXCH,	1,900,000	1,890
Citigroup Commercial Mortgage Trust Series 2015-SHP2, Class E, 4.78%, 7/15/2027(d)(k)	550,000	549
COMM Mortgage Trust Series 2014-PAT, Class E, 3.59%, 8/13/2027(a)(d)(k)	4,800,000	4,662
Class G, 6.01%, 12/10/2049(d)(k) Series 2007-C9,	1,200,000	1,169
CSMC Trust Series 2015-DEAL, Class E, 4.43%, 4/15/2029(d)(k)	2,600,000	2,447
Class E, 4.28%, 8/15/2030(d)(k) Series 2015-SAND,	2,300,000	2,184
Hilton USA Trust Series 2013-HLT, Class EFX, 4.60%, 11/5/2030(d)(k)	2,000,000	2,007
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-BXH, Class E, 4.18%, 4/15/2027(d)(k)	1,400,000	1,334
Class E, 4.03%, 6/15/2029(d)(k) Series 2014-INN,	4,150,000	4,017
Class E, 4.28%, 10/15/2029(d)(k) Series 2014-CBM,	1,700,000	1,631
Class D, 3.93%, 7/15/2031(d)(k) Series 2014-FL5,	1,150,000	1,102
Investments	Principal Amount	Value (000)
2015-CSMO, Class E, 4.38%, 1/15/2032(a)(d)(k) Series	$800,000	$784
2015-CSMO, Class D, 3.73%, 1/15/2032(a)(d)(k) Series	7,800,000	7,708
Lone Star Portfolio Trust Series 2015-LSP, Class E, 6.03%, 9/15/2028(d)(k)	1,210,323	1,194
NorthStar Series 2013-1A, Class B, 5.44%, 8/25/2029(d)(k)	406,664	407
Palisades Center Trust Series 2016-PLSD, Class D, 4.74%, 4/13/2033(d)	2,000,000	2,008
PFP III Ltd. Series 2014-1, Class D, 4.53%, 6/14/2031(d)(k)	3,300,000	3,299
PFP Ltd. Series 2015-2, Class D, 4.43%, 7/14/2034(d)(k)	1,800,000	1,771
Class E, 5.03%, 7/14/2034(d)(k) Series 2015-2,	1,900,000	1,868
Resource Capital Corp. Series 2015-CRE3, Class D, 4.43%, 3/15/2032(d)(k)	2,400,000	2,292
Wells Fargo Commercial Mortgage Trust Series 2014-TISH, Class WTS2, 3.68%, 2/15/2027(d)(k)	1,700,000	1,661
Total Commercial Mortgage-Backed Securities (Cost $66,397)		64,981
Corporate Bonds (5.5%)
Banks (1.5%)
First National of Colorado Statutory Trust 4.39%, 9/15/2037(c)	5,000,000	2,675
First National of Nebraska Statutory Trust 5.60%, 3/15/2037(c)	7,500,000	4,012
Investments	Principal Amount		Value (000)
Sterling Capital Corp. 4.92%, 10/1/2037(c)		$14,000,000	$7,350
			14,037
Biotechnology (0.0%)(b)
AMAG Pharmaceuticals, Inc. 7.88%, 9/1/2023(d)		574,000	515
Capital Markets (0.6%)
Emigrant Capital Trust V 2.18%, 7/1/2037(c)(d)(k)		10,000,000	5,400
Chemicals (0.0%)(b)
Momentive Performance Materials, Inc. Escrow 8.88%, 10/15/2020(c)(j)		613,000	—	(f)
Commercial Services & Supplies (0.1%)
Constellis Holdings LLC 9.75%, 5/15/2020(a)(d)		560,000	507
Eco-Bat Finance plc (United Kingdom) 7.75%, 2/15/2017(s)	EUR	584,000	655
			1,162
Construction & Engineering (0.0%)(b)
Michael Baker Holdings LLC 8.88% Cash/9.63%PIK, 4/15/2019(d)(m)		274,220	203
Containers & Packaging (0.0%)(b)
Ardagh Packaging Finance plc (Ireland) 7.25%, 5/15/2024(d)		200,000	200
Diversified Financial Services (0.3%)
Altice Financing SA (Luxembourg) 7.50%, 5/15/2026(d)		1,600,000	1,602
Corolla Trust 0.00%, 8/28/2039(c)(d)(k)		1,673,000	1,071
			2,673
See Notes to Financial Statements

19

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Principal Amount	Value (000)
Diversified Telecommunication Services (0.2%)
FairPoint Communications, Inc. 8.75%, 8/15/2019(a)(d)	$1,115,000	$1,054
Intelsat Luxembourg SA (Luxembourg) 7.75%, 6/1/2021(a)	1,750,000	586
		1,640
Gas Utilities (0.3%)
Niska Gas Storage Canada ULC (Canada) 6.50%, 4/1/2019	2,860,000	2,424
Hotels, Restaurants & Leisure (0.1%)
Caesars Entertainment Resort Properties LLC 8.00%, 10/1/2020	615,000	604
Household Products (0.3%)
Reynolds Group Issuer, Inc. 7.13%, 4/15/2019(a)	550,000	560
Sun Products Corp. (The) 7.75%, 3/15/2021(d)	2,397,000	2,259
		2,819
Insurance (0.4%)
Ambac Assurance Corp. 5.10%, 6/7/2020(a)(d)	2,433,885	2,671
Syncora Holdings Ltd. Series A, 6.88%, 9/30/2017(c)(k)(n)	377,000	96
Wayne Merger Sub LLC 8.25%, 8/1/2023(d)(e)	1,532,000	1,525
		4,292
Media (0.4%)
Cenveo Corp. 6.00%, 8/1/2019(d)	1,868,000	1,448
DISH DBS Corp. 5.00%, 3/15/2023	567,000	519
Investments	Principal Amount	Value (000)
McGraw-Hill Global Education Holdings LLC 7.88%, 5/15/2024(d)	$110,000	$113
Neptune Finco Corp. 10.13%, 1/15/2023(a)(d)	1,000,000	1,097
10/15/2025(a)(d) 6.63%,	200,000	215
WideOpen West Finance LLC 10.25%, 7/15/2019	758,000	760
		4,152
Metals & Mining (0.3%)
Wise Metals Group LLC 8.75%, 12/15/2018(d)	3,136,000	2,901
Oil, Gas & Consumable Fuels (0.4%)
Global Partners LP 6.25%, 7/15/2022	592,000	485
Midstates Petroleum Co., Inc. 10.00%, 6/1/2020(j)	2,670,000	1,215
Murphy Oil Corp. 3.50%, 12/1/2017(l)	1,767,000	1,742
Southwestern Energy Co. 3.30%, 1/23/2018(l)	172,000	163
		3,605
Pharmaceuticals (0.4%)
Valeant Pharmaceuticals International, Inc. (Canada) 6.13%, 4/15/2025(d)	5,207,000	4,322
Trading Companies & Distributors (0.2%)
United Rentals North America, Inc. 4.63%, 7/15/2023(a)	1,732,000	1,721
Total Corporate Bonds (Cost $60,210)		52,670
Investments	Shares	Value (000)
Master Limited Partnerships (2.6%)
Oil, Gas & Consumable Fuels (2.6%)
Antero Midstream Partners LP(a)	52,509	$1,341
Boardwalk Pipeline Partners LP(a)	138,835	2,259
Buckeye Partners LP(a)	13,452	969
Cheniere Energy Partners LP(a)	41,100	1,199
Columbia Pipeline Partners LP(a)	12,181	177
Delek Logistics Partners LP(a)	18,371	617
Dominion Midstream Partners LP(a)	24,392	818
Energy Transfer Equity LP	17,177	214
Energy Transfer Partners LP	31,531	1,117
Enterprise Products Partners LP(a)	67,004	1,788
EQT GP Holdings LP(a)	33,578	888
EQT Midstream Partners LP	14,430	1,144
Magellan Midstream Partners LP(a)	11,277	813
MPLX LP (a)	18,791	605
NuStar GP Holdings LLC(a)	50,541	1,286
PBF Logistics LP	45	1
Phillips 66 Partners LP(a)	12,686	726
Plains All American Pipeline LP(a)	4,284	98
Rice Midstream Partners LP(a)	12,095	202
Rose Rock Midstream LP	3,937	68
Shell Midstream Partners LP(a)	21,089	797
Spectra Energy Partners LP(a)	14,611	737
Summit Midstream Partners LP(a)	52	1
Sunoco Logistics Partners LP(a)	54,966	1,609

See Notes to Financial Statements

20

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Sunoco LP(a)	52,744	$1,893
Tesoro Logistics LP(a)	19,188	887
Valero Energy Partners LP	28,476	1,358
Western Gas Equity Partners LP	1,089	44
Western Gas Partners LP	1,093	53
Western Refining Logistics LP(a)(e)	52,003	1,370
Total Master Limited Partnerships (Cost $23,578)		25,079
	Principal Amount
Collateralized Mortgage Obligations (1.4%)
Alternative Loan $ Trust Series 2005-J2, Class 1A5, 0.94%, 4/25/2035(k)	2,143,529	1,696
Class A17, 6.00%, 6/25/2035(a) Series 2005-21CB,	1,489,596	1,438
Bellemeade Re Ltd. Series 2015-1A, Class M2, 4.74%, 7/25/2025(d)(k)	630,000	633
Chase Mortgage Finance Trust Series 2007-A2, Class 3A2, 2.84%, 7/25/2037(k)	428,138	407
Citicorp Mortgage Securities Trust Series 2006-3, Class 1A10, 6.25%, 6/25/2036	2,468,947	2,503
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class B, 9.24%, 3/25/2028(c)(k)	3,999,451	3,484
JP Morgan Mortgage Trust Series 2007-A1, Class 4A1, 2.73%, 7/25/2035(k)	204,590	204
Investments	Principal Amount	Value (000)
MASTR Alternative Loan Trust Series 2004-10, Class 4A1, 6.00%, 9/25/2019	$97,010	$99
WaMu Mortgage Pass-Through Certificates Trust Series 2004-S1, Class 1A11, 5.50%, 3/25/2034	144,425	150
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2005-1, Class 1A1, 5.50%, 3/25/2035	774,940	768
Wells Fargo Mortgage Backed Securities Trust Series 2007-14, Class 1A1, 6.00%, 10/25/2037(a)	662,850	650
Total Collateralized Mortgage Obligations (Cost $12,912)		12,032
Convertible Bonds (0.1%)
Diversified Consumer Services (0.0%)(b)
Ascent Capital Group, Inc. 4.00%, 7/15/2020	162,000	103
Oil, Gas & Consumable Fuels (0.1%)
Cobalt International Energy, Inc. 3.13%, 5/15/2024(a)	3,003,000	1,284
Semiconductors & Semiconductor Equipment (0.0%)(b)
SunEdison, Inc. 5.00%, 7/2/2018(d)(e)(j)	1,852,000	324
Total Convertible Bonds (Cost $3,494)		1,711
Investments	No. of Contracts	Value (000)
Options Purchased (0.1%)
Call Option (0.0%)(b)
Pfizer, Inc. 1/20/2017 @ 32.00	551	$120
Valeant Pharmaceuticals International, Inc. 1/20/2017 @ 105.00	91	2
		122
Put Option (0.1%)
American Capital Ltd. 5/20/2016 @ 13.00(g)	603	—	(f)
iShares Russell 2000 Fund 6/17/2016 @ 104.00	459	40
iShares Russell 2000 Fund 7/15/2016 @ 104.00	253	42
iShares Russell 2000 Fund 5/20/2016 @ 105.00	459	15
S&P 500 Index 6/30/2016 @ 2,060.00	99	548
S&P 500 Index 6/17/2016 @ 1,900.00	400	424
SPDR S&P500 Fund Trust OTC 5/20/2016 @ 200.00(o)	345	35
WR Grace & Co. 5/20/2016 @ 77.50	159	34
Zoetis, Inc. 5/20/2016 @ 47.00	261	30
		1,168
Total Options Purchased (Cost $3,498)		1,290
	Principal Amount
U.S. Treasury Obligation (0.1%)
U.S. Treasury Bond 3.00%, 11/15/2045 (Cost $862)(a)	$819,000	876

See Notes to Financial Statements

21

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	No. of Rights	Value (000)
Rights (0.0%)(b)
Biotechnology (0.0%)(b)
Ambit Biosciences Corp. (Daiichi Sankyo Co. Ltd.)*(c)(g)	70,000	$42
Chelsea Therapeutics, Inc. (H Lundbeck A/S)*(c)(g)	3,500	—	(f)
Durata Therapeutics, Inc. (Actavis plc)*(c)(g)	40,000	—	(f)
Dyax Corp.*(c)	40,350	51
Prosensa Holding NV (Netherlands)*(c)(g)	20,000	20
Trius Therapeutics, Inc. (Cubist Pharmaceuticals, Inc.)*(c)(g)	24,000	3
		116
Food & Staples Retailing (0.0%)(b)
Safeway, Inc. (Casa Ley)*(c)	112,000	39
Safeway, Inc. (Property Development Centers)*(c)	112,000	6
		45
Health Care Providers & Services (0.0%)(b)
Community Health Systems, Inc., expiring 12/31/2049*	19,082	—	(f)
Pharmaceuticals (0.0%)(b)
Omthera Pharmaceuticals, Inc. (AstraZeneca plc)*(c)(g)	100	—	(f)
Wireless Telecommunication Services (0.0%)(b)
Leap Wireless International, Inc. (AT&T, Inc.)*(c)	60,000	189
Total Rights (Cost $0)		350
Investments	No. of Warrants	Value (000)
Warrants (0.0%)(b)
Capital Markets (0.0%)(b)
GP Investments Acquisition Corp., expiring 5/26/2022*	107,102	$73
Diversified Financial Services (0.0%)(b)
Acasta Enterprises, Inc., expiring 9/8/2020 (Canada)*	219,049	44
Alignvest Acquisition Corp., expiring 6/15/2023 (Canada)*	149,494	34
Gores Holdings, Inc., expiring 10/16/2020*	81,924	15
Pace Holdings Corp., expiring 10/29/2020*	84,220	17
		110
Insurance (0.0%)(b)
TIG Holdings, Inc., expiring 12/31/2016 (United Kingdom)*(c)(g)	73	—	(f)
Metals & Mining (0.0%)(b)
Electrum Special Acquisition Corp., expiring 6/11/2021*	214,007	47
Total Warrants (Cost $132)		230
	Shares
Short-Term Investments (21.6%)
Investment Companies (21.6%)
Morgan Stanley Institutional Liquidity Fund Treasury Portfolio Institutional Class, 0.15%(a)(p)	154,396,825	154,397
Investments	Shares	Value (000)
Western Asset Institutional U.S. Treasury Reserves, 0.15%(p)(q)	50,937,734	$50,938
Total Investment Companies (Cost $205,335)		205,335
Total Long Positions (Cost $925,718)		899,065
Short Positions (22.3%)(r)
Common Stocks (15.3%)
Aerospace & Defense (0.1%)
Boeing Co. (The)	(4,664)	(629)
HEICO Corp.	(7,297)	(447)
		(1,076)
Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	(7,873)	(559)
Royal Mail plc (United Kingdom)	(256,150)	(1,822)
		(2,381)
Airlines (0.3%)
Deutsche Lufthansa AG (Germany)	(122,288)	(1,899)
JetBlue Airways Corp.*	(59,250)	(1,172)
		(3,071)
Auto Components (0.1%)
Goodyear Tire & Rubber Co. (The)	(20,900)	(605)
Automobiles (0.3%)
Ferrari NV (Italy)*	(35,800)	(1,642)
Ford Motor Co.	(91,100)	(1,235)
		(2,877)
Banks (0.6%)
Bank of the Ozarks, Inc.	(8,003)	(330)
BB&T Corp.	(35,400)	(1,252)
Canadian Western Bank (Canada)	(52,050)	(1,148)
Cullen/Frost Bankers, Inc.	(5,166)	(331)
Huntington Bancshares, Inc.	(63,450)	(638)
Komercni banka as (Czech Republic)	(2,017)	(415)

See Notes to Financial Statements

22

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
National Bank of Canada (Canada)	(30,600)	$(1,094)
PacWest Bancorp	(15,500)	(620)
		(5,828)
Beverages (0.1%)
Brown-Forman Corp., Class B	(9,710)	(935)
Biotechnology (0.1%)
Amgen, Inc.	(6,124)	(970)
Regeneron Pharmaceuticals, Inc.*	(1,108)	(417)
		(1,387)
Building Products (0.1%)
AO Smith Corp.	(8,805)	(680)
Chemicals (0.4%)
Ashland, Inc.	(11,400)	(1,272)
Dow Chemical Co. (The)	(26,313)	(1,384)
Praxair, Inc.	(11,050)	(1,298)
Westlake Chemical Corp.	(853)	(43)
		(3,997)
Commercial Services & Supplies (0.2%)
Quad/Graphics, Inc.	(109,016)	(1,368)
Stericycle, Inc.*	(4,579)	(438)
Waste Connections, Inc.	(2,095)	(141)
		(1,947)
Communications Equipment (0.0%)(b)
Brocade Communications Systems, Inc.	(18,700)	(180)
Mitel Networks Corp. (Canada)*	(7,175)	(50)
		(230)
Containers & Packaging (0.1%)
Ball Corp.	(11,410)	(814)
Diversified Financial Services (0.1%)
Challenger Ltd. (Australia)	(114,862)	(777)
Electric Utilities (0.4%)
Duke Energy Corp.	(6,269)	(494)
Eversource Energy	(8,431)	(476)
Southern Co. (The)	(54,254)	(2,718)
Xcel Energy, Inc.	(4,479)	(179)
		(3,867)
Investments	Shares	Value (000)
Food & Staples Retailing (0.4%)
CVS Health Corp.	(7,931)	$(797)
ICA Gruppen AB (Sweden)	(12,554)	(412)
Kroger Co. (The)	(33,200)	(1,175)
Walgreens Boots Alliance, Inc.	(9,947)	(789)
Wal-Mart Stores, Inc.	(8,415)	(563)
		(3,736)
Food Products (0.1%)
Hormel Foods Corp.	(30,600)	(1,180)
Gas Utilities (0.1%)
AGL Resources, Inc.	(6,858)	(452)
Piedmont Natural Gas Co., Inc.	(10,346)	(619)
Questar Corp.	(4,433)	(111)
		(1,182)
Health Care Equipment & Supplies (0.7%)
Abbott Laboratories	(23,163)	(901)
Baxter International, Inc.	(15,461)	(684)
Coloplast A/S, Class B (Denmark)	(3,925)	(294)
DexCom, Inc.*	(8,071)	(520)
Getinge AB, Class B (Sweden)	(13,861)	(293)
IDEXX Laboratories, Inc.*	(5,837)	(492)
LivaNova plc (United Kingdom)*	(22,150)	(1,168)
Medtronic plc (Ireland)	(7,027)	(556)
ResMed, Inc.	(10,841)	(605)
Stryker Corp.	(5,885)	(642)
Varian Medical Systems, Inc.*	(3,771)	(306)
		(6,461)
Health Care Providers & Services (1.0%)
Aetna, Inc.	(18,921)	(2,124)
AmerisourceBergen Corp.	(16,469)	(1,402)
Anthem, Inc.	(5,885)	(828)
Cardinal Health, Inc.	(8,356)	(656)
Centene Corp.*	(6,299)	(390)
HCA Holdings, Inc.*	(9,753)	(786)
Henry Schein, Inc.*	(3,852)	(650)
Investments	Shares	Value (000)
McKesson Corp.	(4,216)	$(708)
MEDNAX, Inc.*	(9,378)	(669)
UnitedHealth Group, Inc.	(6,641)	(874)
		(9,087)
Hotels, Restaurants & Leisure (0.6%)
Darden Restaurants, Inc.	(29,950)	(1,864)
Marriott International, Inc., Class A	(52,872)	(3,706)
		(5,570)
Household Durables (0.2%)
Lennar Corp., Class A	(20,400)	(924)
Whirlpool Corp.	(5,360)	(934)
		(1,858)
Household Products (0.1%)
Clorox Co. (The)	(9,980)	(1,250)
Independent Power & Renewable Electricity Producers (0.0%)(b)
NRG Yield, Inc., Class C	(21,580)	(349)
Insurance (0.6%)
Assicurazioni Generali SpA (Italy)	(19,314)	(294)
Hannover Rueck SE (Germany)	(5,680)	(648)
Primerica, Inc.	(74,291)	(3,682)
Unum Group	(20,751)	(710)
		(5,334)
Internet Software & Services (0.5%)
Alibaba Group Holding Ltd., ADR (China)*	(51,942)	(3,996)
Yahoo Japan Corp. (Japan)	(141,200)	(632)
		(4,628)
IT Services (0.3%)
International Business Machines Corp.	(16,640)	(2,429)
iPayment Holdings, Inc.*(c)	(27,027)	(135)
		(2,564)
Life Sciences Tools & Services (0.4%)
Bruker Corp.	(43,600)	(1,234)
PerkinElmer, Inc.	(9,380)	(473)
Quintiles Transnational Holdings, Inc.*	(9,231)	(638)

See Notes to Financial Statements

23

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Thermo Fisher Scientific, Inc.	(5,050)	$(728)
Waters Corp.*	(4,137)	(538)
		(3,611)
Machinery (0.5%)
Atlas Copco AB, Class A (Sweden)	(14,983)	(388)
Cummins, Inc.	(11,200)	(1,311)
Deere & Co.	(13,975)	(1,175)
Manitowoc Foodservice, Inc.*	(59,900)	(899)
Parker-Hannifin Corp.	(10,710)	(1,243)
		(5,016)
Media (1.5%)
Charter Communications, Inc., Class A*	(23,709)	(5,032)
John Wiley & Sons, Inc., Class A	(25,060)	(1,243)
New Media Investment Group, Inc.	(64,663)	(1,038)
Nexstar Broadcasting Group, Inc., Class A	(25,445)	(1,306)
SES SA, FDR (Luxembourg)	(16,923)	(462)
Sirius XM Holdings, Inc.*	(270,990)	(1,070)
Viacom, Inc., Class B	(49,551)	(2,027)
Walt Disney Co. (The)	(17,040)	(1,759)
		(13,937)
Multiline Retail (0.3%)
JC Penney Co., Inc.*	(313,842)	(2,912)
Multi-Utilities (0.3%)
Consolidated Edison, Inc.	(25,089)	(1,872)
Dominion Resources, Inc.	(13,650)	(975)
Public Service Enterprise Group, Inc.	(6,369)	(294)
TECO Energy, Inc.	(7,421)	(206)
		(3,347)
Oil, Gas & Consumable Fuels (0.1%)
Cobalt International Energy, Inc.*	(78,071)	(252)
ONEOK, Inc.	(5,895)	(213)
Investments	Shares	Value (000)
Plains GP Holdings LP, Class A	(11,159)	$(110)
Tallgrass Energy GP LP	(3,155)	(66)
TransCanada Corp. (Canada)	(11,100)	(461)
		(1,102)
Pharmaceuticals (1.5%)
Allergan plc*	(3,485)	(755)
Johnson & Johnson	(7,290)	(817)
Merck & Co., Inc.	(11,601)	(636)
Mylan NV*	(25,954)	(1,083)
Novartis AG, ADR (Switzerland)	(6,201)	(471)
Novo Nordisk A/S, ADR (Denmark)	(10,637)	(593)
Pfizer, Inc.	(24,584)	(804)
Roche Holding AG (Switzerland)	(8,240)	(2,083)
Sanofi, ADR (France)	(28,935)	(1,189)
Shire plc, ADR (Ireland)	(14,367)	(2,693)
Teva Pharmaceutical Industries Ltd., ADR (Israel)	(15,181)	(827)
UCB SA (Belgium)	(21,027)	(1,573)
Zoetis, Inc.	(10,089)	(475)
		(13,999)
Semiconductors & Semiconductor Equipment (0.5%)
FormFactor, Inc.*	(7,122)	(55)
Lam Research Corp.	(16,750)	(1,280)
Qorvo, Inc.*	(27,550)	(1,240)
QUALCOMM, Inc.	(36,400)	(1,839)
		(4,414)
Software (0.3%)
FireEye, Inc.*	(35,150)	(610)
VMware, Inc., Class A*	(1,444)	(82)
Workday, Inc., Class A*	(31,520)	(2,363)
		(3,055)
Specialty Retail (1.3%)
American Eagle Outfitters, Inc.	(80,050)	(1,146)
Bed Bath & Beyond, Inc.*	(19,180)	(906)
Best Buy Co., Inc.	(36,913)	(1,184)
CarMax, Inc.*	(12,350)	(654)
Chico's FAS, Inc.	(46,200)	(583)
Foot Locker, Inc.	(26,030)	(1,599)
Investments	Shares	Value (000)
Hennes & Mauritz AB, Class B (Sweden)*	(16,086)	$(572)
Hibbett Sports, Inc.*	(17,400)	(628)
L Brands, Inc.	(18,550)	(1,452)
Outerwall, Inc.	(52,901)	(2,185)
Signet Jewelers Ltd.	(7,860)	(853)
Staples, Inc.	(19,787)	(202)
		(11,964)
Technology Hardware, Storage & Peripherals (0.1%)
Western Digital Corp.	(13,957)	(570)
Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.	(14,325)	(577)
lululemon athletica, Inc. (Canada)*	(7,155)	(469)
Michael Kors Holdings Ltd. (United Kingdom)*	(6,798)	(351)
Under Armour, Inc., Class A*	(26,508)	(1,165)
		(2,562)
Thrifts & Mortgage Finance (0.5%)
BofI Holding, Inc.*	(172,866)	(3,521)
Home Capital Group, Inc. (Canada)	(42,757)	(1,281)
		(4,802)
Wireless Telecommunication Services (0.0%)(b)
NII Holdings, Inc.*	(79,730)	(421)
Total Common Stocks (Proceeds $(143,878))		(145,383)
Exchange Traded Funds (4.7%)
Alerian MLP Fund	(403,462)	(4,926)
CurrencyShares Euro Trust*	(44,900)	(5,022)
Energy Select Sector SPDR Fund	(101,084)	(6,824)
Health Care Select Sector SPDR Fund	(22,380)	(1,562)
iShares PHLX Semiconductor Fund	(22,060)	(1,928)
iShares Russell 2000 Fund	(22,483)	(2,526)

See Notes to Financial Statements

24

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
iShares U.S. Real Estate Fund	(23,508)	$(1,802)
SPDR S&P MidCap 400 Fund Trust	(21,642)	(5,754)
SPDR S&P500 Fund Trust	(41,987)	(8,662)
Utilities Select Sector SPDR Fund	(119,739)	(5,798)
Total Exchange Traded Funds (Proceeds $(43,202))		(44,804)
	Principal Amount
Corporate Bonds (1.7%)
Chemicals (0.1%)
Chemours Co. (The) 6.63%, 5/15/2023(d)	$(1,037,800)	(919)
Hotels, Restaurants & Leisure (0.1%)
Wynn Las Vegas LLC 5.50%, 3/1/2025(d)	(1,395,000)	(1,345)
IT Services (0.2%)
iPayment, Inc. 9.50%, 12/15/2019(d)	(312,962)	(326)
Sungard Availability Services Capital, Inc. 8.75%, 4/1/2022(d)	(3,036,000)	(1,746)
		(2,072)
Metals & Mining (0.0%)(b)
Cliffs Natural Resources, Inc. 7.75%, 3/31/2020(s)	(5,000)	(2)
3/31/2020(d) 7.75%,	(230,000)	(110)
9/30/2020(d) 8.00%,	(37,000)	(25)
		(137)
Multiline Retail (0.2%)
Macy's Retail Holdings, Inc. 4.50%, 12/15/2034	(1,844,000)	(1,707)
Investments	Principal Amount	Value (000)
Pharmaceuticals (0.5%)
Valeant Pharmaceuticals International, Inc. 7.00%, 10/1/2020(d)	$(5,207,000)	$(4,843)
Specialty Retail (0.4%)
Outerwall, Inc. 6.00%, 3/15/2019	(575,000)	(519)
6/15/2021 5.88%,	(383,000)	(312)
Staples, Inc. 4.38%, 1/12/2023(l)	(3,000,000)	(2,980)
		(3,811)
Trading Companies & Distributors (0.2%)
United Rentals North America, Inc. 7.38%, 5/15/2020	(1,434,000)	(1,492)
Total Corporate Bonds (Proceeds $(16,770))		(16,326)
Exchange Traded Note (0.3%)
JPMorgan Alerian MLP Index ETN (Proceeds $(3,252))	(107,017)	(3,215)
Master Limited Partnerships (0.3%)
Gas Utilities (0.1%)
Ferrellgas Partners LP	(37,546)	(704)
Oil, Gas & Consumable Fuels (0.2%)
Crestwood Equity Partners LP	(3,812)	(70)
Enable Midstream Partners LP	(8,344)	(99)
Enbridge Energy Partners LP	(3,380)	(73)
Golar LNG Partners LP (United Kingdom)	(16,072)	(272)
Holly Energy Partners LP	(9,945)	(340)
Memorial Production Partners LP	(25,366)	(74)
Midcoast Energy Partners LP	(24,315)	(194)
ONEOK Partners LP	(15,222)	(540)
Investments	Principal Amount	Value (000)
TC PipeLines LP	$(6,855)	$(375)
		(2,037)
Total Master Limited Partnerships (Proceeds $(2,768))		(2,741)
Total Short Positions (Proceeds $(209,870))		(212,469)
Total Investments (72.3%) (Cost $715,848)		686,596
Other Assets Less Liabilities (27.7%)(t)		264,198
Net assets (100.0%)		$950,794

See Notes to Financial Statements

25

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for futures, swaps, options, delayed delivery securities and/or forward foreign currency contracts with a total value of approximately $378,369,000.

(b)  Represents less than 0.05% of net assets.

(c)  Illiquid security.

(d)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 4/30/2016, these securities amounted to approximately $157,957,000 of long positions and $(9,314,000) of short positions, or 16.6% and (1.0%), respectively, of net assets for the Fund. Securities denoted with "(d)" but without "(c)" have been deemed by the investment manager to be liquid.

(e)  All or a portion of this security is pledged with the custodian for securities sold short and options written.

(f)  Amount less than one thousand.

(g)  Security fair valued as of 4/30/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 4/30/2016 amounted to approximately $296,000, which represents 0.0% of net assets of the Fund.

(h)  All or a portion of this security had not settled as of 4/30/2016 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(i)  All or a portion of this security was purchased on a delayed delivery basis.

(j)  Defaulted securities.

(k)  Variable or floating rate security. The interest rate shown was the current rate as of 4/30/2016 and changes periodically.

(l)  Step bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

(m)  Payment in-kind security.

(n)  Perpetual Bond Security. The rate reflected was the rate in effect on 4/30/2016. The maturity date reflects the next call date.

(o)  Counterparty is JPMorgan Chase Bank, NA.

(p)  Represents 7-day effective yield as of 4/30/2016.

(q)  All or a portion represents positions held by Neuberger Berman Cayman ARMM Fund I Ltd. (the "Subsidiary") (See Note A).

(r)  At 4/30/2016 Neuberger Berman Absolute Return Multi-Manager Fund had deposited approximately $220,835,000 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(s)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. At 4/30/2016, the value of these securities amounted to approximately $655,000 of long positions and $(2,000) of short positions, or 0.1% and (0.0%), respectively, of net assets for the Fund.

(t)  Includes the impact of the Fund's open positions in derivatives at 4/30/2016.

See Notes to Financial Statements

26

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Abbreviations

ADR  American Depositary Receipt

CIFC  Commercial Industrial Finance Corp.

CLO  Collateralized Loan Obligations

CVA  Dutch Certification

DIP  Debtor-in-Possession

FDR  Finnish Depositary Receipt

GDR  Global Depositary Receipt

OTC  Over-the-Counter

OYJ  Public Traded Company

SPDR  Standard & Poor's Depositary Receipts

Derivative Instruments

Futures contracts ("futures")

At April 30, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
5/20/2016	3 Amsterdam Index(a)	Long	$(7,835)
5/16/2016	7 Lead(a)	Long	(7,083)
5/30/2016	10 MSCI Taiwan Stock Index(a)	Long	(8,750)
5/16/2016	10 Nickel(a)	Long	39,636
5/16/2016	26 Premium High Grade Aluminum(a)	Long	79,592
5/16/2016	9 Zinc(a)	Long	30,348
6/13/2016	13 10-Year Japanese Government Bond(a)	Long	(16,712)
6/15/2016	16 Australia 10-Year Bond(a)	Long	6,707
6/15/2016	2 Australia 3-Year Bond(a)	Long	243
6/13/2016	54 Australian Dollar(a)	Long	(62,980)
6/21/2016	38 Canadian 10-Year Bond(a)	Long	(63,121)
6/14/2016	45 Canadian Dollar(a)	Long	28,547
6/17/2016	58 E-Mini DJIA CBOT(a)	Long	63
6/13/2016	43 Euro Fx Future with American Style Options(a)	Long	49,067
6/13/2016	27 Euro/Pound Sterling Cross Rate(a)	Long	(8,995)
6/13/2016	16 Euro/Swiss Franc Cross Rate(a)	Long	11,569
6/8/2016	105 Euro—Bobl(a)	Long	(40,256)
6/8/2016	60 Euro-BTP Italian Government Bond(a)	Long	1,239
6/8/2016	39 Euro-BTP Italian Government Bond(a)	Long	(47,926)
6/8/2016	44 Euro—Bund(a)	Long	(48,044)
6/8/2016	14 Euro-Buxl 30-Year Bond(a)	Long	(46,908)
6/8/2016	45 Euro—OAT(a)	Long	(32,918)
6/8/2016	281 Euro—SCHATZ(a)	Long	(38,981)
6/17/2016	9 FTSE 100 Index(a)	Long	(14,022)
6/15/2016	18 FTSE/JSE Top 40 Index(a)	Long	(7,775)
6/28/2016	26 Gold 100 Oz.(a)	Long	109,501

See Notes to Financial Statements

27

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
6/13/2016	39 Japanese Yen(a)	Long	$122,035
6/13/2016	10 Lead(a)	Long	(6,873)
6/14/2016	14 Lean Hog(a)	Long	(4,067)
6/28/2016	32 Long Gilt(a)	Long	(59,631)
6/17/2016	14 NASDAQ 100 E-Mini(a)	Long	(53,235)
6/13/2016	31 New Zealand Dollar(a)	Long	15,428
6/13/2016	19 Nickel(a)	Long	55,663
7/18/2016	2 Nickel(a)	Long	1,392
7/27/2016	11 Platinum(a)	Long	28,464
6/13/2016	30 Premium High Grade Aluminum(a)	Long	100,430
6/17/2016	42 S&P 500 Index(a)	Long	(18,108)
6/17/2016	12 S&P MID 400 E-Mini(a)	Long	(13,080)
6/16/2016	6 S&P/Toronto Stock Exchange 60 Index(a)	Long	4,031
6/30/2016	77 Sugar 11(a)	Long	115,437
6/21/2016	51 U.S. Treasury 10-Year Note(a)	Long	12,394
6/30/2016	127 U.S. Treasury 2-Year Note(a)	Long	(8,627)
6/30/2016	86 U.S. Treasury 5-Year Note(a)	Long	14,275
6/21/2016	21 U.S. Treasury Long Bond(a)	Long	(10,419)
6/13/2016	3 Zinc(a)	Long	7,322
7/14/2016	28 Canola (WCE) (a)	Long	6,801
7/18/2016	7 Lead(a)	Long	13,136
7/18/2016	26 Premium High Grade Aluminum(a)	Long	20,117
7/27/2016	22 Silver(a)	Long	63,425
7/14/2016	44 Soybean(a)	Long	50,154
7/14/2016	30 Soybean Meal(a)	Long	23,980
7/14/2016	124 Soybean Oil(a)	Long	(111,262)
7/18/2016	10 Zinc(a)	Long	5,532
12/19/2016	71 Euro CHF 3-Month LIFFE(a)	Long	(32,444)
3/13/2017	235 3-Month Euro Euribor(a)	Long	(24,869)
3/15/2017	270 90-Day Sterling(a)	Long	(44,694)
3/13/2017	135 Canadian 3-Month Bank Acceptance(a)	Long	(95,804)
6/19/2016	195 90-Day EURODollar(a)	Long	(20,871)
5/31/2016	4 Brent Crude Oil(a)	Short	(9,569)
5/20/2016	14 CAC40 Index(a)	Short	4,831
5/30/2016	7 Hang Seng Index(a)	Short	18,928
5/30/2016	20 H-SHARES Index(a)	Short	11,330
5/16/2016	7 Lead(a)	Short	8,479
5/12/2016	14 Low Sulphur Gas Oil(a)	Short	(129,528)
5/30/2016	28 MSCI Singapore Index(a)	Short	12,665
5/26/2016	42 Natural Gas(a)	Short	5,432
5/31/2016	8 New York Harbor ULSD(a)	Short	(16,318)

See Notes to Financial Statements

28

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
5/16/2016	10 Nickel(a)	Short	$(77,850)
5/20/2016	60 OMXS30 Index(a)	Short	8,680
5/16/2016	26 Premium High Grade Aluminum(a)	Short	(102,777)
5/31/2016	10 RBOB Gasoline(a)	Short	(20,100)
5/26/2016	91 SGX Nifty 50 Index(a)	Short	18,374
5/20/2016	12 WTI Crude Oil(a)	Short	(41,044)
5/16/2016	9 Zinc(a)	Short	(52,339)
6/13/2016	50 British Pound(a)	Short	(116,496)
6/17/2016	3 DAX Index(a)	Short	(8,473)
6/17/2016	1 E-Mini Russell 2000(a)	Short	(1,692)
6/13/2016	18 Euro/Japanese Yen(a)	Short	62,712
6/17/2016	13 FTSE/MIB Index(a)	Short	(20,530)
6/13/2016	10 Lead(a)	Short	(23,467)
6/30/2016	65 Live Cattle(a)	Short	157,450
6/13/2016	52 Mexican Peso(a)	Short	(33,998)
6/13/2016	19 Nickel(a)	Short	(92,765)
6/9/2016	14 Nikkei 225(a)	Short	18,370
6/28/2016	8 Nymex Palladium(a)	Short	(76,802)
6/13/2016	30 Premium High Grade Aluminum(a)	Short	(111,676)
6/17/2016	31 S&P 500 Index	Short	(77,742)
6/16/2016	1 SPI 200 Index(a)	Short	(5,325)
6/13/2016	1 Swiss Franc(a)	Short	(1,090)
6/17/2016	45 The EURO STOXX 50 Index(a)	Short	(11,439)
6/17/2016	248 The EURO STOXX 50 Index	Short	(7,715)
6/9/2016	10 TOPIX Index(a)	Short	(6,790)
6/13/2016	91 U.S. Dollar Index(a)	Short	135,370
6/13/2016	3 Zinc(a)	Short	(9,309)
7/14/2016	6 Cocoa(a)	Short	(17,301)
7/19/2016	11 Coffee 'C'(a)	Short	14,399
7/27/2016	14 Copper(a)	Short	(15,082)
7/14/2016	34 Corn(a)	Short	(12,013)
7/7/2016	10 Cotton No. 2(a)	Short	(9,275)
7/18/2016	3 Lead(a)	Short	(5,784)
7/18/2016	15 Nickel(a)	Short	(42,434)
7/18/2016	25 Premium High Grade Aluminum(a)	Short	(83,355)
7/14/2016	36 Wheat(a)	Short	(36,920)
7/18/2016	1 Zinc(a)	Short	(1,072)
8/25/2016	30 Feeder Cattle(a)	Short	64,211
12/8/2016	112 ASX 90 Day Bank Accepted Bills(a)	Short	(24,696)
Total			$(701,297)

(a)  The investment is held by the Subsidiary (see Note A in Notes to Financial Statements.)

See Notes to Financial Statements

29

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

At April 30, 2016, the notional value of futures for the Fund was $435,722,736 for long positions and $(145,568,670) for short positions.

For the six months ended April 30, 2016, the average notional value of futures for the Fund was $327,200,290 for long positions and $(76,580,924) for short positions. The Fund had deposited $6,568,880 in segregated accounts to cover margin requirements on open futures.

Forward foreign currency contracts ("forward contracts")

At April 30, 2016, open forward contracts for the Fund were as follows:

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	JPMorgan Chase Bank, NA	1,843,837	$1,305,639	5/18/2016	$95,436
Brazilian Real	Bank of America, NA(a)	488,978	138,354	5/3/2016	3,822
Brazilian Real	Bank of America, NA(a)	12,224	3,363	5/3/2016	191
Brazilian Real	Bank of America, NA(a)	218,955	61,660	5/3/2016	2,004
Brazilian Real	JPMorgan Chase Bank, NA	2,561,699	704,538	5/3/2016	40,304
Brazilian Real	Bank of America, NA(a)	498,670	138,664	5/3/2016	6,330
Brazilian Real	Bank of America, NA(a)	7,915	2,161	5/3/2016	140
Brazilian Real	Bank of America, NA(a)	493,787	140,135	5/3/2016	3,439
Brazilian Real	Bank of America, NA(a)	231,917	65,214	5/3/2016	2,219
Brazilian Real	Bank of America, NA(a)	2,149	608	5/3/2016	17
Brazilian Real	Bank of America, NA(a)	12,990	3,507	5/3/2016	270
Brazilian Real	Bank of America, NA(a)	303,938	83,578	5/3/2016	4,795
Brazilian Real	Bank of America, NA(a)	62,355	17,368	5/3/2016	762
Brazilian Real	Bank of America, NA(a)	10,927	3,075	5/3/2016	102
Brazilian Real	JPMorgan Chase Bank, NA	1,876,469	519,294	5/3/2016	26,310
Brazilian Real	Bank of America, NA(a)	500,436	139,617	5/3/2016	5,890
Brazilian Real	JPMorgan Chase Bank, NA	2,262,382	617,041	5/3/2016	40,772
Brazilian Real	Bank of America, NA(a)	6,036	1,691	5/3/2016	64
Brazilian Real	Bank of America, NA(a)	499,144	141,041	5/3/2016	4,091
Brazilian Real	JPMorgan Chase Bank, NA	2,319,126	641,354	5/3/2016	32,958
Brazilian Real	Bank of America, NA(a)	100,938	28,369	5/3/2016	980
Brazilian Real	Bank of America, NA(a)	6,398	1,723	5/3/2016	137
Brazilian Real	Bank of America, NA(a)	66,332	18,360	5/3/2016	927
Brazilian Real	Bank of America, NA(a)	253,298	71,972	5/3/2016	1,677
Brazilian Real	Bank of America, NA(a)	31,381	8,529	5/3/2016	595
Brazilian Real	Bank of America, NA(a)	483,610	136,602	6/2/2016	2,590
Brazilian Real	Bank of America, NA(a)	450,198	129,546	6/2/2016	30
Brazilian Real	Bank of America, NA(a)	2,341,768	660,807	6/2/2016	13,199
Canadian Dollar	JPMorgan Chase Bank, NA	1,219,754	876,819	5/18/2016	95,328
Chilean Peso	Bank of America, NA(a)	118,526,590	177,757	6/15/2016	935
Chilean Peso	Bank of America, NA(a)	502,230	733	6/15/2016	24
Chilean Peso	Bank of America, NA(a)	127,678,030	190,442	6/15/2016	2,047
Chilean Peso	Bank of America, NA(a)	125,326,820	187,674	6/15/2016	1,270
Chilean Peso	Bank of America, NA(a)	20,082,422	29,881	6/15/2016	395
Chilean Peso	Bank of America, NA(a)	1,710,045	2,521	6/15/2016	57
Chilean Peso	Bank of America, NA(a)	124,246,356	185,953	6/15/2016	1,362

See Notes to Financial Statements

30

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Chilean Peso	Bank of America, NA(a)	1,960,008	$2,838	6/15/2016	$117
Chilean Peso	Bank of America, NA(a)	713,078	1,043	6/15/2016	32
Chilean Peso	Bank of America, NA(a)	44,534,222	65,159	6/15/2016	1,981
Chilean Peso	Bank of America, NA(a)	530,376	774	6/15/2016	26
Chilean Peso	Bank of America, NA(a)	124,721,560	188,441	6/15/2016	(410)
Chilean Peso	Bank of America, NA(a)	8,150,081	11,999	6/15/2016	288
Chilean Peso	Bank of America, NA(a)	130,752,782	195,340	6/15/2016	1,784
Chilean Peso	Bank of America, NA(a)	126,253,249	188,418	6/15/2016	1,923
Chilean Peso	Bank of America, NA(a)	308,736	450	6/15/2016	15
Chilean Peso	Bank of America, NA(a)	3,204,178	4,747	6/15/2016	84
Chilean Peso	Bank of America, NA(a)	40,719,159	61,580	6/15/2016	(191)
Chilean Peso	Bank of America, NA(a)	8,634,423	12,696	6/15/2016	321
Chilean Peso	Bank of America, NA(a)	883,860	1,298	6/15/2016	35
Chilean Peso	Bank of America, NA(a)	128,373,600	191,126	6/15/2016	2,411
Chilean Peso	Bank of America, NA(a)	124,426,938	189,024	6/15/2016	(1,437)
Chilean Peso	Bank of America, NA(a)	19,750,232	29,193	6/15/2016	583
Chilean Peso	Bank of America, NA(a)	107,520,084	160,576	6/15/2016	1,522
Chilean Peso	Bank of America, NA(a)	35,869,672	52,121	6/15/2016	1,956
Chilean Peso	Bank of America, NA(a)	2,217,141	3,283	6/15/2016	60
Chilean Peso	Bank of America, NA(a)	129,288	188	6/15/2016	7
Chilean Peso	Bank of America, NA(a)	126,522,653	190,730	6/15/2016	17
Chilean Peso	Bank of America, NA(a)	5,724,377	8,261	6/15/2016	369
Chilean Peso	Bank of America, NA(a)	34,051,819	49,944	6/15/2016	1,393
Chilean Peso	Bank of America, NA(a)	13,996,336	20,632	6/15/2016	469
Chilean Peso	Bank of America, NA(a)	96,876,798	143,651	6/15/2016	2,401
Czech Koruna	JPMorgan Chase Bank, NA	85,473	3,440	5/18/2016	180
Czech Koruna	JPMorgan Chase Bank, NA	7,354,750	303,585	5/18/2016	7,902
Czech Koruna	JPMorgan Chase Bank, NA	4,211,687	172,158	5/18/2016	6,214
Czech Koruna	Bank of America, NA(a)	12,452	515	6/15/2016	13
Czech Koruna	Bank of America, NA(a)	174,029	7,370	6/15/2016	6
Czech Koruna	Bank of America, NA(a)	801,730	33,030	6/15/2016	949
Czech Koruna	Bank of America, NA(a)	97,327	4,004	6/15/2016	121
Czech Koruna	Bank of America, NA(a)	466,877	19,659	6/15/2016	128
Czech Koruna	Bank of America, NA(a)	644,000	27,141	6/15/2016	153
Czech Koruna	Bank of America, NA(a)	48,726	2,054	6/15/2016	11
Czech Koruna	Bank of America, NA(a)	192,190	8,040	6/15/2016	105
Czech Koruna	Bank of America, NA(a)	15,239	644	6/15/2016	2
Czech Koruna	Bank of America, NA(a)	3,890	162	6/15/2016	3
Czech Koruna	Bank of America, NA(a)	5,206,074	218,461	6/15/2016	2,185
Czech Koruna	Bank of America, NA(a)	1,237,728	52,015	6/15/2016	443
Czech Koruna	Bank of America, NA(a)	16,036	671	6/15/2016	9
Czech Koruna	Bank of America, NA(a)	119,814	5,018	6/15/2016	60
Czech Koruna	Bank of America, NA(a)	5,222,211	218,801	6/15/2016	2,529
Czech Koruna	Bank of America, NA(a)	187,766	7,891	6/15/2016	67
Czech Koruna	Bank of America, NA(a)	5,150,627	216,351	6/15/2016	1,945
Czech Koruna	Bank of America, NA(a)	149,562	6,269	6/15/2016	70
Czech Koruna	Bank of America, NA(a)	128,708	5,400	6/15/2016	55

See Notes to Financial Statements

31

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Czech Koruna	Bank of America, NA(a)	91,870	$3,874	6/15/2016	$20
Czech Koruna	Bank of America, NA(a)	52,677	2,172	6/15/2016	61
Czech Koruna	Bank of America, NA(a)	5,204,651	219,405	6/15/2016	1,180
Czech Koruna	Bank of America, NA(a)	9,112	380	6/15/2016	6
Danish Krone	JPMorgan Chase Bank, NA	791,256	119,796	5/18/2016	1,995
Danish Krone	JPMorgan Chase Bank, NA	1,822,474	270,227	5/18/2016	10,290
Euro	JPMorgan Chase Bank, NA	878,267	1,000,185	5/18/2016	5,915
Euro	JPMorgan Chase Bank, NA	1,151,780	1,301,164	5/18/2016	18,259
Euro	JPMorgan Chase Bank, NA	2,112,657	2,363,725	5/18/2016	56,432
Euro	JPMorgan Chase Bank, NA	1,872,845	2,124,250	5/18/2016	21,190
Euro	JPMorgan Chase Bank, NA	698,681	787,516	5/18/2016	12,859
Euro	JPMorgan Chase Bank, NA	773,747	878,740	5/18/2016	7,627
Euro	JPMorgan Chase Bank, NA	815,712	922,636	5/18/2016	11,804
Euro	JPMorgan Chase Bank, NA	1,458,987	1,649,151	5/18/2016	22,194
Euro	JPMorgan Chase Bank, NA	1,644,908	1,855,909	5/18/2016	28,418
Euro	JPMorgan Chase Bank, NA	1,102,008	1,224,844	5/18/2016	37,563
Euro	JPMorgan Chase Bank, NA	139,898	160,112	5/18/2016	148
Euro	JPMorgan Chase Bank, NA	688,652	788,137	5/18/2016	749
Euro	JPMorgan Chase Bank, NA	764,321	844,369	5/18/2016	31,200
Euro	JPMorgan Chase Bank, NA	1,811,531	2,073,281	5/18/2016	1,921
Hungarian Forint	Bank of America, NA(a)	39,516,966	143,519	6/15/2016	1,450
Hungarian Forint	Bank of America, NA(a)	7,025,290	25,522	6/15/2016	250
Hungarian Forint	Bank of America, NA(a)	58,616,837	215,708	6/15/2016	(671)
Hungarian Forint	Bank of America, NA(a)	58,994,492	214,105	6/15/2016	2,318
Hungarian Forint	Bank of America, NA(a)	533,399	1,938	6/15/2016	19
Hungarian Forint	Bank of America, NA(a)	59,770,324	218,047	6/15/2016	1,222
Hungarian Forint	Bank of America, NA(a)	7,581,421	27,567	6/15/2016	246
Hungarian Forint	Bank of America, NA(a)	758,396	2,753	6/15/2016	29
Hungarian Forint	Bank of America, NA(a)	58,149,971	210,294	6/15/2016	3,031
Hungarian Forint	Bank of America, NA(a)	59,312,003	213,909	6/15/2016	3,679
Hungarian Forint	Bank of America, NA(a)	4,559,341	16,441	6/15/2016	285
Hungarian Forint	Bank of America, NA(a)	2,280,653	8,307	6/15/2016	60
Hungarian Forint	Bank of America, NA(a)	323,232	1,179	6/15/2016	7
Hungarian Forint	Bank of America, NA(a)	37,050,537	135,073	6/15/2016	848
Hungarian Forint	Bank of America, NA(a)	503,065	1,823	6/15/2016	23
Hungarian Forint	Bank of America, NA(a)	57,673,832	210,723	6/15/2016	855
Hungarian Forint	Bank of America, NA(a)	1,603,187	5,715	6/15/2016	166
Hungarian Forint	Bank of America, NA(a)	58,476,012	213,324	6/15/2016	1,197
Hungarian Forint	Bank of America, NA(a)	58,526,015	213,037	6/15/2016	1,667
Hungarian Forint	Bank of America, NA(a)	420,625	1,495	6/15/2016	48
Hungarian Forint	Bank of America, NA(a)	2,236,797	8,113	6/15/2016	93
Hungarian Forint	Bank of America, NA(a)	1,709,369	6,161	6/15/2016	110
Hungarian Forint	Bank of America, NA(a)	2,403,886	8,748	6/15/2016	71
Hungarian Forint	Bank of America, NA(a)	16,536,266	59,868	6/15/2016	796
Hungarian Forint	Bank of America, NA(a)	60,259,296	218,019	6/15/2016	3,044

See Notes to Financial Statements

32

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Hungarian Forint	Bank of America, NA(a)	5,629,489	$20,426	6/15/2016	$226
Hungarian Forint	Bank of America, NA(a)	281,877	1,025	6/15/2016	9
Hungarian Forint	Bank of America, NA(a)	10,042,855	35,920	6/15/2016	922
Indian Rupee	Bank of America, NA(a)	17,593,784	259,503	6/15/2016	3,237
Indian Rupee	Bank of America, NA(a)	14,584,399	217,525	6/15/2016	274
Indian Rupee	Bank of America, NA(a)	10,155,550	151,176	6/15/2016	484
Indian Rupee	Bank of America, NA(a)	12,699,634	189,867	6/15/2016	(214)
Indian Rupee	Bank of America, NA(a)	17,444,535	258,495	6/15/2016	2,017
Indian Rupee	Bank of America, NA(a)	15,070,426	224,821	6/15/2016	236
Indian Rupee	Bank of America, NA(a)	188,466	2,788	6/15/2016	27
Indian Rupee	Bank of America, NA(a)	12,287,693	183,497	6/15/2016	4
Indian Rupee	Bank of America, NA(a)	14,017,775	210,171	6/15/2016	(834)
Indian Rupee	Bank of America, NA(a)	14,950,088	222,455	6/15/2016	805
Indian Rupee	Bank of America, NA(a)	17,407,027	258,368	6/15/2016	1,583
Indian Rupee	Bank of America, NA(a)	221,260	3,233	6/15/2016	71
Indian Rupee	Bank of America, NA(a)	14,682,082	218,884	6/15/2016	374
Indian Rupee	Bank of America, NA(a)	16,461,565	245,662	6/15/2016	170
Indian Rupee	Bank of America, NA(a)	10,039,835	148,637	6/15/2016	1,295
Indian Rupee	Bank of America, NA(a)	15,122,687	226,313	6/15/2016	(475)
Indian Rupee	Bank of America, NA(a)	9,843,182	146,968	6/15/2016	27
Indian Rupee	Bank of America, NA(a)	1,864,838	27,379	6/15/2016	470
Indian Rupee	Bank of America, NA(a)	17,355,649	256,691	6/15/2016	2,493
Indian Rupee	Bank of America, NA(a)	9,238,087	138,088	6/15/2016	(129)
Indian Rupee	Bank of America, NA(a)	14,090,160	209,675	6/15/2016	743
Indian Rupee	Bank of America, NA(a)	15,068,348	224,790	6/15/2016	236
Indian Rupee	Bank of America, NA(a)	12,055,349	179,534	6/15/2016	497
Indian Rupee	Bank of America, NA(a)	13,881,498	207,202	6/15/2016	100
Indian Rupee	Bank of America, NA(a)	17,559,662	260,649	6/15/2016	1,582
Indian Rupee	Bank of America, NA(a)	236,329	3,472	6/15/2016	57
Indian Rupee	Bank of America, NA(a)	17,119,889	255,216	6/15/2016	447
Indian Rupee	Bank of America, NA(a)	14,174,742	211,617	6/15/2016	64
Israeli New Shekel	Bank of America, NA(a)	1,981	516	6/15/2016	15
Israeli New Shekel	Bank of America, NA(a)	1,255,100	333,914	6/15/2016	2,254
Israeli New Shekel	Bank of America, NA(a)	1,091,151	288,927	6/15/2016	3,329
Israeli New Shekel	Bank of America, NA(a)	892,603	237,477	6/15/2016	1,599
Israeli New Shekel	Bank of America, NA(a)	1,097,477	290,334	6/15/2016	3,616
Israeli New Shekel	Bank of America, NA(a)	1,038,018	272,356	6/15/2016	5,669
Israeli New Shekel	Bank of America, NA(a)	1,068,016	283,652	6/15/2016	2,407
Israeli New Shekel	Bank of America, NA(a)	869,527	230,422	6/15/2016	2,474
Israeli New Shekel	Bank of America, NA(a)	1,002,889	266,209	6/15/2016	2,407
Israeli New Shekel	Bank of America, NA(a)	1,615	423	6/15/2016	9
Israeli New Shekel	Bank of America, NA(a)	1,097,283	291,877	6/15/2016	2,021
Israeli New Shekel	Bank of America, NA(a)	1,071,957	283,634	6/15/2016	3,481
Israeli New Shekel	Bank of America, NA(a)	1,052,369	279,128	6/15/2016	2,740
Israeli New Shekel	Bank of America, NA(a)	1,057,659	281,539	6/15/2016	1,746
See Notes to Financial Statements

33

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Israeli New Shekel	Bank of America, NA(a)	674	$176	6/15/2016	$5
Israeli New Shekel	Bank of America, NA(a)	496,603	131,544	6/15/2016	1,467
Israeli New Shekel	Bank of America, NA(a)	3,118	812	6/15/2016	23
Israeli New Shekel	Bank of America, NA(a)	1,024,833	272,281	6/15/2016	2,212
Israeli New Shekel	Bank of America, NA(a)	1,053,512	280,556	6/15/2016	1,619
Israeli New Shekel	Bank of America, NA(a)	5,700	1,506	6/15/2016	21
Israeli New Shekel	Bank of America, NA(a)	983,964	263,014	6/15/2016	532
Israeli New Shekel	Bank of America, NA(a)	1,016,163	267,848	6/15/2016	4,323
Israeli New Shekel	Bank of America, NA(a)	1,231,028	327,331	6/15/2016	2,390
Israeli New Shekel	Bank of America, NA(a)	1,044,671	278,172	6/15/2016	1,634
Israeli New Shekel	Bank of America, NA(a)	73,239	18,933	6/15/2016	683
Israeli New Shekel	Bank of America, NA(a)	11,950	3,072	6/15/2016	129
Israeli New Shekel	Bank of America, NA(a)	1,085,955	288,879	6/15/2016	1,985
Israeli New Shekel	Bank of America, NA(a)	100,149	26,515	6/15/2016	309
Japanese Yen	JPMorgan Chase Bank, NA	261,253,050	2,416,940	5/18/2016	39,266
Japanese Yen	JPMorgan Chase Bank, NA	50,830,908	454,587	5/18/2016	23,307
Korean Won	Bank of America, NA(a)	133,669	116	6/15/2016	1
Korean Won	Bank of America, NA(a)	1,460,605	1,251	6/15/2016	22
Korean Won	Bank of America, NA(a)	293,521,472	258,591	6/15/2016	(2,733)
Korean Won	Bank of America, NA(a)	6,563,415	5,690	6/15/2016	31
Korean Won	Bank of America, NA(a)	4,027,490	3,505	6/15/2016	6
Korean Won	Bank of America, NA(a)	292,917,581	256,300	6/15/2016	(968)
Korean Won	Bank of America, NA(a)	161,806,065	141,229	6/15/2016	(185)
Korean Won	Bank of America, NA(a)	8,191,589	7,188	6/15/2016	(48)
Korean Won	Bank of America, NA(a)	51,744,760	43,271	6/15/2016	1,834
Korean Won	Bank of America, NA(a)	93,587	80	6/15/2016	2
Korean Won	Bank of America, NA(a)	993,899	849	6/15/2016	17
Korean Won	Bank of America, NA(a)	293,780,586	258,280	6/15/2016	(2,196)
Korean Won	Bank of America, NA(a)	8,302,782	7,093	6/15/2016	144
Korean Won	Bank of America, NA(a)	2,589,239	2,244	6/15/2016	13
Korean Won	Bank of America, NA(a)	293,113,151	255,225	6/15/2016	277
Korean Won	Bank of America, NA(a)	20,938,488	18,088	6/15/2016	164
Korean Won	Bank of America, NA(a)	1,643,323	1,417	6/15/2016	15
Korean Won	Bank of America, NA(a)	169,131,446	147,646	6/15/2016	(217)
Korean Won	Bank of America, NA(a)	10,754,340	9,289	6/15/2016	85
Korean Won	Bank of America, NA(a)	80,290,316	69,507	6/15/2016	481
Korean Won	Bank of America, NA(a)	4,768,366	4,133	6/15/2016	24
Korean Won	Bank of America, NA(a)	115,489,249	100,696	6/15/2016	(26)
Korean Won	Bank of America, NA(a)	32,893,293	28,630	6/15/2016	43
Korean Won	Bank of America, NA(a)	264,267,373	229,624	6/15/2016	734
Korean Won	Bank of America, NA(a)	297,830,219	258,895	6/15/2016	719
Malaysian Ringgit	Bank of America, NA(a)	36,058	8,788	6/15/2016	407
Malaysian Ringgit	Bank of America, NA(a)	15,329	3,902	6/15/2016	7
Malaysian Ringgit	Bank of America, NA(a)	962,274	247,213	6/15/2016	(1,818)
Malaysian Ringgit	Bank of America, NA(a)	2,703	690	6/15/2016	(1)

See Notes to Financial Statements

34

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Malaysian Ringgit	Bank of America, NA(a)	825,774	$211,763	6/15/2016	$(1,178)
Malaysian Ringgit	Bank of America, NA(a)	811,429	207,584	6/15/2016	(657)
Malaysian Ringgit	Bank of America, NA(a)	757,311	193,833	6/15/2016	(707)
Malaysian Ringgit	Bank of America, NA(a)	320,314	80,264	6/15/2016	1,421
Malaysian Ringgit	Bank of America, NA(a)	178,114	43,505	6/15/2016	1,917
Malaysian Ringgit	Bank of America, NA(a)	804,032	207,631	6/15/2016	(2,590)
Malaysian Ringgit	Bank of America, NA(a)	748,070	192,207	6/15/2016	(1,438)
Malaysian Ringgit	Bank of America, NA(a)	743,537	192,706	6/15/2016	(3,092)
Malaysian Ringgit	Bank of America, NA(a)	799,664	204,304	6/15/2016	(377)
Malaysian Ringgit	Bank of America, NA(a)	802,186	203,993	6/15/2016	577
Malaysian Ringgit	Bank of America, NA(a)	29,689	7,279	6/15/2016	292
Malaysian Ringgit	Bank of America, NA(a)	327,638	81,578	6/15/2016	1,975
Malaysian Ringgit	Bank of America, NA(a)	31,027	7,664	6/15/2016	249
Malaysian Ringgit	Bank of America, NA(a)	16,502	4,051	6/15/2016	157
Malaysian Ringgit	Bank of America, NA(a)	604,234	155,558	6/15/2016	(1,469)
Malaysian Ringgit	Bank of America, NA(a)	806,414	206,462	6/15/2016	(814)
Malaysian Ringgit	Bank of America, NA(a)	543,805	138,276	6/15/2016	403
Malaysian Ringgit	Bank of America, NA(a)	551,602	142,003	6/15/2016	(1,336)
Malaysian Ringgit	Bank of America, NA(a)	16,464	3,974	6/15/2016	225
Malaysian Ringgit	Bank of America, NA(a)	660,120	165,557	6/15/2016	2,784
Malaysian Ringgit	Bank of America, NA(a)	736,007	190,163	6/15/2016	(2,470)
Malaysian Ringgit	Bank of America, NA(a)	24,306	6,090	6/15/2016	108
Malaysian Ringgit	Bank of America, NA(a)	605,182	156,184	6/15/2016	(1,853)
Norwegian Krone	JPMorgan Chase Bank, NA	3,060,750	376,765	5/18/2016	3,342
Norwegian Krone	JPMorgan Chase Bank, NA	225,435	26,417	5/18/2016	1,579
Norwegian Krone	JPMorgan Chase Bank, NA	1,312,293	153,565	5/18/2016	9,405
Norwegian Krone	JPMorgan Chase Bank, NA	1,071,368	124,225	5/18/2016	8,825
Norwegian Krone	Bank of America, NA(a)	53,727	6,513	6/15/2016	158
Norwegian Krone	Bank of America, NA(a)	1,546,187	189,982	6/15/2016	2,008
Norwegian Krone	Bank of America, NA(a)	207,110	24,765	6/15/2016	952
Norwegian Krone	Bank of America, NA(a)	39,511	4,771	6/15/2016	135
Norwegian Krone	Bank of America, NA(a)	50,053	5,829	6/15/2016	386
Norwegian Krone	Bank of America, NA(a)	996,814	121,039	6/15/2016	2,735
Norwegian Krone	Bank of America, NA(a)	291,402	35,009	6/15/2016	1,174
Norwegian Krone	Bank of America, NA(a)	60,762	7,305	6/15/2016	240
Norwegian Krone	Bank of America, NA(a)	4,019	480	6/15/2016	19
Norwegian Krone	Bank of America, NA(a)	494,503	60,071	6/15/2016	1,331
Norwegian Krone	Bank of America, NA(a)	94,941	11,484	6/15/2016	305
Norwegian Krone	Bank of America, NA(a)	2,233	271	6/15/2016	6
Norwegian Krone	Bank of America, NA(a)	35,790	4,319	6/15/2016	125
Norwegian Krone	Bank of America, NA(a)	1,558,351	189,661	6/15/2016	3,839
Norwegian Krone	Bank of America, NA(a)	1,557,059	190,043	6/15/2016	3,297
Norwegian Krone	Bank of America, NA(a)	1,544,318	188,696	6/15/2016	3,062
Norwegian Krone	Bank of America, NA(a)	80,629	9,594	6/15/2016	418
Norwegian Krone	Bank of America, NA(a)	11,625	1,399	6/15/2016	44

See Notes to Financial Statements

35

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Norwegian Krone	Bank of America, NA(a)	393,441	$46,230	6/15/2016	$2,623
Norwegian Krone	Bank of America, NA(a)	1,545,256	190,069	6/15/2016	1,805
Norwegian Krone	Bank of America, NA(a)	645,798	79,492	6/15/2016	697
Norwegian Krone	Bank of America, NA(a)	116,906	13,987	6/15/2016	529
Norwegian Krone	Bank of America, NA(a)	1,542,293	190,199	6/15/2016	1,307
Norwegian Krone	Bank of America, NA(a)	28,238	3,336	6/15/2016	170
Norwegian Krone	Bank of America, NA(a)	6,857	827	6/15/2016	24
Norwegian Krone	Bank of America, NA(a)	461,684	56,519	6/15/2016	808
Philippine Peso	Bank of America, NA(a)	245,969	5,299	6/15/2016	(88)
Philippine Peso	Bank of America, NA(a)	13,902,139	301,663	6/15/2016	(7,120)
Philippine Peso	Bank of America, NA(a)	11,240,212	243,611	6/15/2016	(5,466)
Philippine Peso	Bank of America, NA(a)	147,389	3,163	6/15/2016	(40)
Philippine Peso	Bank of America, NA(a)	1,986,200	42,867	6/15/2016	(786)
Philippine Peso	Bank of America, NA(a)	827,596	17,865	6/15/2016	(331)
Philippine Peso	Bank of America, NA(a)	11,302,453	244,716	6/15/2016	(5,253)
Philippine Peso	Bank of America, NA(a)	5,001,253	106,764	6/15/2016	(803)
Philippine Peso	Bank of America, NA(a)	11,330,834	245,097	6/15/2016	(5,032)
Philippine Peso	Bank of America, NA(a)	305,157	6,559	6/15/2016	(94)
Philippine Peso	Bank of America, NA(a)	14,088,237	304,960	6/15/2016	(6,475)
Philippine Peso	Bank of America, NA(a)	598,087	12,738	6/15/2016	(66)
Philippine Peso	Bank of America, NA(a)	18,444	394	6/15/2016	(3)
Philippine Peso	Bank of America, NA(a)	10,014,327	214,932	6/15/2016	(2,760)
Philippine Peso	Bank of America, NA(a)	251,631	5,456	6/15/2016	(125)
Philippine Peso	Bank of America, NA(a)	3,435,974	74,383	6/15/2016	(1,586)
Philippine Peso	Bank of America, NA(a)	2,707,126	58,714	6/15/2016	(1,359)
Philippine Peso	Bank of America, NA(a)	305,290	6,602	6/15/2016	(134)
Philippine Peso	Bank of America, NA(a)	81,953	1,773	6/15/2016	(37)
Philippine Peso	Bank of America, NA(a)	105,912	2,288	6/15/2016	(44)
Philippine Peso	Bank of America, NA(a)	18,515	398	6/15/2016	(6)
Philippine Peso	Bank of America, NA(a)	11,792,535	255,637	6/15/2016	(5,790)
Philippine Peso	Bank of America, NA(a)	246,378	5,269	6/15/2016	(49)
Philippine Peso	Bank of America, NA(a)	11,280,784	243,178	6/15/2016	(4,174)
Philippine Peso	Bank of America, NA(a)	11,798,065	256,140	6/15/2016	(6,176)
Polish Zloty	Bank of America, NA(a)	134,062	35,213	6/15/2016	(122)
Polish Zloty	Bank of America, NA(a)	1,028,464	277,179	6/15/2016	(7,974)
Polish Zloty	Bank of America, NA(a)	36,774	9,832	6/15/2016	(206)
Polish Zloty	Bank of America, NA(a)	9,585	2,536	6/15/2016	(27)
Polish Zloty	Bank of America, NA(a)	4,682	1,232	6/15/2016	(6)
Polish Zloty	Bank of America, NA(a)	3,848	1,002	6/15/2016	5
Polish Zloty	Bank of America, NA(a)	1,320	342	6/15/2016	4
Polish Zloty	Bank of America, NA(a)	946,517	254,206	6/15/2016	(6,451)
Polish Zloty	Bank of America, NA(a)	8,888	2,306	6/15/2016	20
Polish Zloty	Bank of America, NA(a)	477,692	125,798	6/15/2016	(760)
Polish Zloty	Bank of America, NA(a)	35,846	9,439	6/15/2016	(56)
Polish Zloty	Bank of America, NA(a)	16,681	4,441	6/15/2016	(75)

See Notes to Financial Statements

36

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Polish Zloty	Bank of America, NA(a)	3,475	$910	6/15/2016	$0 (b)
Polish Zloty	Bank of America, NA(a)	180,929	46,625	6/15/2016	734
Polish Zloty	Bank of America, NA(a)	7,862	2,016	6/15/2016	42
Polish Zloty	Bank of America, NA(a)	4,994	1,292	6/15/2016	15
Polish Zloty	Bank of America, NA(a)	1,611	423	6/15/2016	(1)
Polish Zloty	Bank of America, NA(a)	26,585	6,852	6/15/2016	107
Polish Zloty	Bank of America, NA(a)	28,580	7,561	6/15/2016	(80)
Polish Zloty	Bank of America, NA(a)	1,673	445	6/15/2016	(7)
Polish Zloty	Bank of America, NA(a)	1,054,142	281,316	6/15/2016	(5,390)
Pound Sterling	JPMorgan Chase Bank, NA	751,098	1,068,061	5/9/2016	29,422
Pound Sterling	JPMorgan Chase Bank, NA	143,361	208,986	5/18/2016	494
Pound Sterling	JPMorgan Chase Bank, NA	851,772	1,237,081	5/18/2016	7,532
Pound Sterling	JPMorgan Chase Bank, NA	120,364	170,256	5/18/2016	5,620
Pound Sterling	JPMorgan Chase Bank, NA	31,793	46,332	6/30/2016	131
Pound Sterling	JPMorgan Chase Bank, NA	14,822	21,294	6/30/2016	367
Singapore Dollar	JPMorgan Chase Bank, NA	723,877	528,429	5/18/2016	9,608
Singapore Dollar	JPMorgan Chase Bank, NA	313,803	224,378	5/18/2016	8,863
Singapore Dollar	JPMorgan Chase Bank, NA	693,200	512,004	5/18/2016	3,231
Singapore Dollar	Bank of America, NA(a)	358,309	264,361	6/15/2016	1,787
Singapore Dollar	Bank of America, NA(a)	362,805	265,472	6/15/2016	4,016
Singapore Dollar	Bank of America, NA(a)	20,995	15,376	6/15/2016	219
Singapore Dollar	Bank of America, NA(a)	363,984	270,916	6/15/2016	(552)
Singapore Dollar	Bank of America, NA(a)	333,825	245,535	6/15/2016	2,427
Singapore Dollar	Bank of America, NA(a)	438,073	322,556	6/15/2016	2,840
Singapore Dollar	Bank of America, NA(a)	405	301	6/15/2016	0 (b)
Singapore Dollar	Bank of America, NA(a)	2,617	1,900	6/15/2016	44
Singapore Dollar	Bank of America, NA(a)	344,165	256,012	6/15/2016	(369)
Singapore Dollar	Bank of America, NA(a)	99,181	72,049	6/15/2016	1,622
Singapore Dollar	Bank of America, NA(a)	366,139	271,308	6/15/2016	656
Singapore Dollar	Bank of America, NA(a)	156,183	116,046	6/15/2016	(35)
Singapore Dollar	Bank of America, NA(a)	440,505	325,071	6/15/2016	2,131
Singapore Dollar	Bank of America, NA(a)	374,892	278,498	6/15/2016	(32)
Singapore Dollar	Bank of America, NA(a)	1,867	1,354	6/15/2016	33
Singapore Dollar	Bank of America, NA(a)	369,675	272,245	6/15/2016	2,346
Singapore Dollar	Bank of America, NA(a)	350,229	260,261	6/15/2016	(114)
Singapore Dollar	Bank of America, NA(a)	437,232	323,493	6/15/2016	1,278
Singapore Dollar	Bank of America, NA(a)	12,035	8,709	6/15/2016	230
Singapore Dollar	Bank of America, NA(a)	360,483	267,824	6/15/2016	(61)
Singapore Dollar	Bank of America, NA(a)	364,323	269,520	6/15/2016	1,096
Singapore Dollar	Bank of America, NA(a)	226,041	165,547	6/15/2016	2,354
Singapore Dollar	Bank of America, NA(a)	440,636	323,542	6/15/2016	3,758
Singapore Dollar	Bank of America, NA(a)	422,433	312,513	6/15/2016	1,266
Singapore Dollar	Bank of America, NA(a)	373,773	275,867	6/15/2016	1,768
Singapore Dollar	Bank of America, NA(a)	374,159	277,809	6/15/2016	113
South African Rand	JPMorgan Chase Bank, NA	1,739,185	108,040	5/18/2016	13,743

See Notes to Financial Statements

37

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
South African Rand	Bank of America, NA(a)	65,648	$4,517	6/15/2016	$53
South African Rand	Bank of America, NA(a)	21,494	1,491	6/15/2016	5
South African Rand	Bank of America, NA(a)	18,409	1,177	6/15/2016	104
South African Rand	Bank of America, NA(a)	507,494	32,874	6/15/2016	2,452
South African Rand	Bank of America, NA(a)	266,229	17,537	6/15/2016	995
South African Rand	Bank of America, NA(a)	468,026	31,308	6/15/2016	1,271
South African Rand	Bank of America, NA(a)	102,629	6,649	6/15/2016	495
South African Rand	Bank of America, NA(a)	108,126	7,119	6/15/2016	408
South African Rand	Bank of America, NA(a)	5,563	388	6/15/2016	(1)
South African Rand	Bank of America, NA(a)	91,585	6,119	6/15/2016	256
South African Rand	Bank of America, NA(a)	68,102	4,134	6/15/2016	606
South African Rand	Bank of America, NA(a)	89,795	6,105	6/15/2016	146
South African Rand	Bank of America, NA(a)	11,125	690	6/15/2016	84
South African Rand	Bank of America, NA(a)	6,519	444	6/15/2016	10
South African Rand	Bank of America, NA(a)	40,865	2,791	6/15/2016	54
South African Rand	Bank of America, NA(a)	29,091	1,906	6/15/2016	119
South African Rand	Bank of America, NA(a)	210,464	13,470	6/15/2016	1,180
South African Rand	Bank of America, NA(a)	35,480	2,387	6/15/2016	83
South African Rand	Bank of America, NA(a)	48,150	3,137	6/15/2016	215
South African Rand	Bank of America, NA(a)	16,899	1,147	6/15/2016	29
South African Rand	Bank of America, NA(a)	47,989	3,053	6/15/2016	287
Swedish Krona	JPMorgan Chase Bank, NA	10,949,842	1,349,417	5/9/2016	14,401
Swedish Krona	JPMorgan Chase Bank, NA	2,979,807	351,276	5/18/2016	19,984
Swedish Krona	JPMorgan Chase Bank, NA	23,487,882	2,798,959	5/18/2016	127,443
Swedish Krona	JPMorgan Chase Bank, NA	1,237,183	146,226	5/18/2016	7,917
Swedish Krona	JPMorgan Chase Bank, NA	7,634,275	941,056	5/18/2016	10,114
Swedish Krona	JPMorgan Chase Bank, NA	4,189,828	515,963	5/18/2016	6,056
Swedish Krona	Bank of America, NA(a)	171,434	21,021	6/15/2016	361
Swedish Krona	Bank of America, NA(a)	1,423,155	175,185	6/15/2016	2,318
Swedish Krona	Bank of America, NA(a)	1,811,382	223,125	6/15/2016	2,799
Swedish Krona	Bank of America, NA(a)	1,678,644	207,424	6/15/2016	1,945
Swedish Krona	Bank of America, NA(a)	1,952,693	241,858	6/15/2016	1,691
Swedish Krona	Bank of America, NA(a)	1,795,903	222,048	6/15/2016	1,946
Swedish Krona	Bank of America, NA(a)	2,052,886	253,978	6/15/2016	2,068
Swedish Krona	Bank of America, NA(a)	1,340,529	165,022	6/15/2016	2,175
Swedish Krona	Bank of America, NA(a)	1,478,358	181,843	6/15/2016	2,545
Swedish Krona	Bank of America, NA(a)	1,926,486	232,782	6/15/2016	7,499
Swedish Krona	Bank of America, NA(a)	2,149,462	260,706	6/15/2016	7,385
Swedish Krona	Bank of America, NA(a)	298,916	36,863	6/15/2016	419
Swedish Krona	Bank of America, NA(a)	1,813,916	225,253	6/15/2016	987
Swedish Krona	Bank of America, NA(a)	1,733,024	213,755	6/15/2016	2,396
Swedish Krona	Bank of America, NA(a)	421,459	50,445	6/15/2016	2,121
Swedish Krona	Bank of America, NA(a)	1,888,803	232,681	6/15/2016	2,900
Swedish Krona	Bank of America, NA(a)	1,762,169	218,938	6/15/2016	848
Swedish Krona	Bank of America, NA(a)	2,146,909	262,240	6/15/2016	5,533

See Notes to Financial Statements

38

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Swedish Krona	Bank of America, NA(a)	1,506,624	$185,618	6/15/2016	$2,295
Swedish Krona	Bank of America, NA(a)	1,762,519	217,393	6/15/2016	2,437
Swedish Krona	Bank of America, NA(a)	2,137,410	260,724	6/15/2016	5,864
Swedish Krona	Bank of America, NA(a)	1,906,679	235,471	6/15/2016	2,339
Swedish Krona	Bank of America, NA(a)	2,164,604	264,581	6/15/2016	5,399
Swedish Krona	Bank of America, NA(a)	1,855,833	229,688	6/15/2016	1,781
Swedish Krona	Bank of America, NA(a)	14,976	1,800	6/15/2016	68
Swedish Krona	Bank of America, NA(a)	1,835,273	227,125	6/15/2016	1,779
Swedish Krona	Bank of America, NA(a)	83,858	10,253	6/15/2016	206
Swedish Krona	Bank of America, NA(a)	1,578,541	196,548	6/15/2016	335
Swedish Krona	Bank of America, NA(a)	56,875	6,843	6/15/2016	251
Swedish Krona	Bank of America, NA(a)	1,720,550	213,435	6/15/2016	1,160
Swedish Krona	JPMorgan Chase Bank, NA	322,483	38,765	6/30/2016	1,481
Swedish Krona	JPMorgan Chase Bank, NA	243,490	29,005	6/30/2016	1,382
Swiss Franc	JPMorgan Chase Bank, NA	345,429	349,016	5/18/2016	11,298
Swiss Franc	JPMorgan Chase Bank, NA	503,867	520,310	5/18/2016	5,269
Swiss Franc	JPMorgan Chase Bank, NA	382,448	394,361	5/18/2016	4,567
Swiss Franc	JPMorgan Chase Bank, NA	854,028	884,128	5/18/2016	6,701
Swiss Franc	JPMorgan Chase Bank, NA	478,274	498,472	5/18/2016	411
Taiwan Dollar	Bank of America, NA(a)	85,503	2,655	6/15/2016	(8)
Taiwan Dollar	Bank of America, NA(a)	189,431	5,871	6/15/2016	(8)
Taiwan Dollar	Bank of America, NA(a)	16,056	498	6/15/2016	(1)
Taiwan Dollar	Bank of America, NA(a)	182,847	5,661	6/15/2016	(1)
Taiwan Dollar	Bank of America, NA(a)	2,575,170	78,761	6/15/2016	947
Taiwan Dollar	Bank of America, NA(a)	2,041	63	6/15/2016	0 (b)
Taiwan Dollar	Bank of America, NA(a)	217,444	6,717	6/15/2016	13
Taiwan Dollar	Bank of America, NA(a)	29,073	899	6/15/2016	1
Taiwan Dollar	Bank of America, NA(a)	335,388	10,336	6/15/2016	45
Taiwan Dollar	Bank of America, NA(a)	8,082	251	6/15/2016	(1)
Taiwan Dollar	Bank of America, NA(a)	581,727	18,006	6/15/2016	0 (b)
Taiwan Dollar	Bank of America, NA(a)	64,454	1,971	6/15/2016	24
Taiwan Dollar	Bank of America, NA(a)	4,039,599	124,579	6/15/2016	457
Taiwan Dollar	Bank of America, NA(a)	349,512	10,825	6/15/2016	(7)
Taiwan Dollar	Bank of America, NA(a)	584,614	18,121	6/15/2016	(26)
Taiwan Dollar	Bank of America, NA(a)	179,073	5,556	6/15/2016	(13)
Taiwan Dollar	Bank of America, NA(a)	16,637	516	6/15/2016	(1)
Taiwan Dollar	Bank of America, NA(a)	47,055	1,446	6/15/2016	10
Taiwan Dollar	Bank of America, NA(a)	276,443	8,600	6/15/2016	(43)
Taiwan Dollar	Bank of America, NA(a)	41,294	1,270	6/15/2016	8
Taiwan Dollar	Bank of America, NA(a)	324,613	9,909	6/15/2016	139
Taiwan Dollar	Bank of America, NA(a)	32,510	1,007	6/15/2016	(1)
Turkish Lira	Bank of America, NA(a)	8,687	2,897	6/15/2016	170
Turkish Lira	Bank of America, NA(a)	442,676	155,214	6/15/2016	1,081
Turkish Lira	Bank of America, NA(a)	1,488	506	6/15/2016	19
Turkish Lira	Bank of America, NA(a)	471,222	165,042	6/15/2016	1,332
Turkish Lira	Bank of America, NA(a)	463,845	159,978	6/15/2016	3,791

See Notes to Financial Statements

39

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Turkish Lira	Bank of America, NA(a)	451,755	$154,627	6/15/2016	$4,874
Turkish Lira	Bank of America, NA(a)	474,717	166,522	6/15/2016	1,086
Turkish Lira	Bank of America, NA(a)	491,936	169,501	6/15/2016	4,186
Turkish Lira	Bank of America, NA(a)	574,100	199,463	6/15/2016	3,234
Turkish Lira	Bank of America, NA(a)	471,137	164,588	6/15/2016	1,755
Turkish Lira	Bank of America, NA(a)	2,064	696	6/15/2016	33
Turkish Lira	Bank of America, NA(a)	531,338	184,703	6/15/2016	2,896
Turkish Lira	Bank of America, NA(a)	482,743	168,328	6/15/2016	2,113
Turkish Lira	Bank of America, NA(a)	463,456	161,548	6/15/2016	2,084
Turkish Lira	Bank of America, NA(a)	1,508	515	6/15/2016	18
Turkish Lira	Bank of America, NA(a)	5,736	1,944	6/15/2016	81
Turkish Lira	Bank of America, NA(a)	158	55	6/15/2016	1
Turkish Lira	Bank of America, NA(a)	467,753	164,982	6/15/2016	167
Turkish Lira	Bank of America, NA(a)	482,194	166,680	6/15/2016	3,567
Turkish Lira	Bank of America, NA(a)	903	308	6/15/2016	11
Turkish Lira	Bank of America, NA(a)	494,904	171,733	6/15/2016	3,002
Turkish Lira	Bank of America, NA(a)	488,007	169,780	6/15/2016	2,520
Turkish Lira	Bank of America, NA(a)	22,440	7,667	6/15/2016	256
Turkish Lira	Bank of America, NA(a)	6,367	2,199	6/15/2016	49
Total					$1,263,220
Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	JPMorgan Chase Bank, NA	353,044	$249,372	5/18/2016	$(18,895)
Australian Dollar	JPMorgan Chase Bank, NA	1,804,807	1,300,549	5/18/2016	(70,868)
Australian Dollar	JPMorgan Chase Bank, NA	222,480	170,114	6/30/2016	1,375
Brazilian Real	Bank of America, NA(a)	1,467,000	402,194	5/3/2016	(24,353)
Brazilian Real	Bank of America, NA(a)	2,341,768	666,828	5/3/2016	(14,067)
Brazilian Real	JPMorgan Chase Bank, NA	9,019,676	2,228,731	5/3/2016	(393,840)
Canadian Dollar	JPMorgan Chase Bank, NA	1,053,319	766,186	5/18/2016	(73,312)
Canadian Dollar	JPMorgan Chase Bank, NA	166,435	119,212	5/18/2016	(13,437)
Canadian Dollar	JPMorgan Chase Bank, NA	1,750,208	1,349,559	6/30/2016	(45,373)
Chilean Peso	Bank of America, NA(a)	1,218,565	1,759	6/15/2016	(78)
Chilean Peso	Bank of America, NA(a)	1,566,709	2,305	6/15/2016	(57)
Chilean Peso	Bank of America, NA(a)	621,455,029	901,430	6/15/2016	(35,482)
Chilean Peso	Bank of America, NA(a)	2,753,055	4,008	6/15/2016	(143)
Czech Koruna	Bank of America, NA(a)	24,922	1,041	6/15/2016	(15)
Czech Koruna	Bank of America, NA(a)	3,355	138	6/15/2016	(4)
Czech Koruna	Bank of America, NA(a)	29,336	1,216	6/15/2016	(27)
Czech Koruna	Bank of America, NA(a)	47,236	1,992	6/15/2016	(10)
Czech Koruna	Bank of America, NA(a)	7,314	309	6/15/2016	(1)
Czech Koruna	Bank of America, NA(a)	7,927	332	6/15/2016	(4)
Czech Koruna	Bank of America, NA(a)	16,332	690	6/15/2016	(2)
Czech Koruna	Bank of America, NA(a)	16,364	684	6/15/2016	(10)
Czech Koruna	Bank of America, NA(a)	16,945	707	6/15/2016	(11)

See Notes to Financial Statements

40

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Czech Koruna	Bank of America, NA(a)	12,127,312	$501,243	6/15/2016	$(12,741)
Czech Koruna	Bank of America, NA(a)	16,717	697	6/15/2016	(11)
Danish Krone	JPMorgan Chase Bank, NA	4,143,653	621,629	5/18/2016	(16,167)
Danish Krone	JPMorgan Chase Bank, NA	3,912,754	595,363	5/18/2016	(6,893)
Danish Krone	JPMorgan Chase Bank, NA	2,192,472	319,990	5/18/2016	(17,478)
Danish Krone	JPMorgan Chase Bank, NA	1,628,463	246,538	5/18/2016	(4,117)
Euro	Bank of America, NA(a)	155,341	177,067	5/6/2016	(821)
Euro	Bank of America, NA(a)	232,612	264,485	5/6/2016	(1,890)
Euro	Bank of America, NA(a)	130,321	148,322	5/6/2016	(915)
Euro	Bank of America, NA(a)	84,582	95,528	5/6/2016	(1,331)
Euro	Bank of America, NA(a)	104,510	119,241	5/6/2016	(438)
Euro	JPMorgan Chase Bank, NA	6,684,463	7,536,732	5/9/2016	(118,601)
Euro	JPMorgan Chase Bank, NA	2,609,290	2,839,469	5/18/2016	(149,607)
Euro	JPMorgan Chase Bank, NA	1,046,973	1,151,002	5/18/2016	(48,359)
Euro	JPMorgan Chase Bank, NA	798,854	912,718	5/18/2016	(2,410)
Euro	JPMorgan Chase Bank, NA	2,592,406	2,901,737	5/18/2016	(67,998)
Euro	JPMorgan Chase Bank, NA	560,302	624,760	5/18/2016	(17,095)
Euro	JPMorgan Chase Bank, NA	1,206,655	1,341,338	5/18/2016	(40,947)
Euro	JPMorgan Chase Bank, NA	1,234,289	1,391,033	5/18/2016	(22,909)
Euro	JPMorgan Chase Bank, NA	2,202,582	2,512,950	5/18/2016	(10,221)
Euro	JPMorgan Chase Bank, NA	8,572,085	9,685,153	5/18/2016	(134,612)
Euro	JPMorgan Chase Bank, NA	2,149,399	2,452,890	6/30/2016	(12,899)
Hong Kong Dollar	JPMorgan Chase Bank, NA	21,426,275	2,762,898	5/9/2016	506
Hungarian Forint	Bank of America, NA(a)	150,935,021	533,735	6/15/2016	(19,974)
Hungarian Forint	Bank of America, NA(a)	110,002	402	6/15/2016	(2)
Hungarian Forint	Bank of America, NA(a)	377,628	1,345	6/15/2016	(40)
Hungarian Forint	Bank of America, NA(a)	455,954	1,611	6/15/2016	(62)
Hungarian Forint	Bank of America, NA(a)	27,408	100	6/15/2016	(1)
Hungarian Forint	Bank of America, NA(a)	773,526	2,735	6/15/2016	(103)
Hungarian Forint	Bank of America, NA(a)	258,365	921	6/15/2016	(27)
Indian Rupee	Bank of America, NA(a)	22,963	336	6/15/2016	(7)
Indian Rupee	Bank of America, NA(a)	31,328,095	459,700	6/15/2016	(8,145)
Israeli New Shekel	Bank of America, NA(a)	2,418	631	6/15/2016	(17)
Israeli New Shekel	Bank of America, NA(a)	676	174	6/15/2016	(7)
Israeli New Shekel	Bank of America, NA(a)	477	124	6/15/2016	(4)
Israeli New Shekel	Bank of America, NA(a)	3,492	908	6/15/2016	(27)
Israeli New Shekel	Bank of America, NA(a)	1,157,800	299,015	6/15/2016	(11,092)
Japanese Yen	Bank of America, NA(a)	9,972,852	89,622	5/6/2016	(4,113)
Japanese Yen	Bank of America, NA(a)	12,933,517	118,636	5/6/2016	(2,927)
Japanese Yen	Bank of America, NA(a)	11,729,059	106,360	5/6/2016	(3,882)
Japanese Yen	JPMorgan Chase Bank, NA	261,253,050	2,390,851	5/18/2016	(65,355)
Japanese Yen	JPMorgan Chase Bank, NA	50,830,908	448,075	5/18/2016	(29,819)
Korean Won	Bank of America, NA(a)	2,827,471	2,445	6/15/2016	(20)
Korean Won	Bank of America, NA(a)	1,709,802	1,436	6/15/2016	(54)
Korean Won	Bank of America, NA(a)	1,075,693	924	6/15/2016	(14)
Korean Won	Bank of America, NA(a)	11,429,276	9,595	6/15/2016	(368)

See Notes to Financial Statements

41

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Korean Won	Bank of America, NA(a)	904,700	$776	6/15/2016	$(13)
Korean Won	Bank of America, NA(a)	36,032,814	30,125	6/15/2016	(1,284)
Korean Won	Bank of America, NA(a)	738,492	635	6/15/2016	(9)
Korean Won	Bank of America, NA(a)	824,046,983	692,034	6/15/2016	(26,275)
Korean Won	Bank of America, NA(a)	619,284	544	6/15/2016	4
Korean Won	Bank of America, NA(a)	8,357,804	7,328	6/15/2016	43
Malaysian Ringgit	Bank of America, NA(a)	2,847	703	6/15/2016	(23)
Malaysian Ringgit	Bank of America, NA(a)	16,062	4,082	6/15/2016	(14)
Malaysian Ringgit	Bank of America, NA(a)	1,041	268	6/15/2016	2
Malaysian Ringgit	Bank of America, NA(a)	2,607	668	6/15/2016	3
Malaysian Ringgit	Bank of America, NA(a)	273	66	6/15/2016	(4)
Malaysian Ringgit	Bank of America, NA(a)	3,057,453	747,906	6/15/2016	(31,792)
Malaysian Ringgit	Bank of America, NA(a)	1,325	340	6/15/2016	2
Malaysian Ringgit	Bank of America, NA(a)	6,637	1,690	6/15/2016	(2)
Mexican Peso	JPMorgan Chase Bank, NA	8,573,695	489,171	5/9/2016	(8,882)
Norwegian Krone	JPMorgan Chase Bank, NA	2,458,193	286,155	5/18/2016	(19,122)
Norwegian Krone	JPMorgan Chase Bank, NA	150,903	17,568	5/18/2016	(1,172)
Norwegian Krone	JPMorgan Chase Bank, NA	5,439,760	636,141	5/18/2016	(39,409)
Norwegian Krone	Bank of America, NA(a)	22,673	2,803	6/15/2016	(12)
Norwegian Krone	Bank of America, NA(a)	2,794	330	6/15/2016	(17)
Norwegian Krone	Bank of America, NA(a)	7,698	900	6/15/2016	(56)
Norwegian Krone	Bank of America, NA(a)	15,377	1,813	6/15/2016	(96)
Norwegian Krone	Bank of America, NA(a)	6,105,561	724,174	6/15/2016	(33,952)
Norwegian Krone	Bank of America, NA(a)	11,965	1,464	6/15/2016	(22)
Norwegian Krone	Bank of America, NA(a)	11,789	1,400	6/15/2016	(64)
Norwegian Krone	Bank of America, NA(a)	17,144	2,081	6/15/2016	(48)
Philippine Peso	Bank of America, NA(a)	160,778	3,423	6/15/2016	17
Philippine Peso	Bank of America, NA(a)	11,804	251	6/15/2016	1
Philippine Peso	Bank of America, NA(a)	110,814	2,349	6/15/2016	1
Philippine Peso	Bank of America, NA(a)	106,980	2,306	6/15/2016	39
Philippine Peso	Bank of America, NA(a)	49,081	1,053	6/15/2016	13
Philippine Peso	Bank of America, NA(a)	95,668	2,026	6/15/2016	(1)
Philippine Peso	Bank of America, NA(a)	47,845	1,034	6/15/2016	20
Philippine Peso	Bank of America, NA(a)	179,088	3,815	6/15/2016	21
Philippine Peso	Bank of America, NA(a)	84,046,561	1,792,420	6/15/2016	11,738
Polish Zloty	Bank of America, NA(a)	4,504	1,191	6/15/2016	12
Polish Zloty	Bank of America, NA(a)	1,490	395	6/15/2016	5
Polish Zloty	Bank of America, NA(a)	4,047	1,076	6/15/2016	17
Polish Zloty	Bank of America, NA(a)	5,866	1,545	6/15/2016	10
Polish Zloty	Bank of America, NA(a)	23,943	6,364	6/15/2016	97
Polish Zloty	Bank of America, NA(a)	8,319	2,133	6/15/2016	(45)
Polish Zloty	Bank of America, NA(a)	21,720	5,699	6/15/2016	14
Polish Zloty	Bank of America, NA(a)	2,677	703	6/15/2016	2
Polish Zloty	Bank of America, NA(a)	2,854,767	741,161	6/15/2016	(6,087)
Polish Zloty	Bank of America, NA(a)	15,810	4,165	6/15/2016	27
Pound Sterling	Bank of America, NA(a)	75,122	106,247	5/6/2016	(3,518)

See Notes to Financial Statements

42

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Pound Sterling	JPMorgan Chase Bank, NA	154,632	$224,662	5/18/2016	$(1,287)
Pound Sterling	JPMorgan Chase Bank, NA	193,211	278,692	5/18/2016	(3,629)
Pound Sterling	JPMorgan Chase Bank, NA	85,231	122,413	5/18/2016	(2,127)
Pound Sterling	JPMorgan Chase Bank, NA	92,753	131,321	5/18/2016	(4,210)
Pound Sterling	JPMorgan Chase Bank, NA	71,405	100,143	5/18/2016	(4,194)
Pound Sterling	JPMorgan Chase Bank, NA	3,193,960	4,606,460	6/30/2016	(61,238)
Pound Sterling	JPMorgan Chase Bank, NA	276,980	394,236	6/30/2016	(10,546)
Singapore Dollar	JPMorgan Chase Bank, NA	1,659,612	1,189,937	5/18/2016	(43,604)
Singapore Dollar	JPMorgan Chase Bank, NA	71,268	50,730	5/18/2016	(2,241)
Singapore Dollar	Bank of America, NA(a)	7,120	5,271	6/15/2016	(18)
Singapore Dollar	Bank of America, NA(a)	520	384	6/15/2016	(2)
Singapore Dollar	Bank of America, NA(a)	48,930	36,197	6/15/2016	(148)
Singapore Dollar	Bank of America, NA(a)	37,158	27,337	6/15/2016	(264)
Singapore Dollar	Bank of America, NA(a)	1,621,834	1,177,038	6/15/2016	(27,644)
Singapore Dollar	Bank of America, NA(a)	1,431	1,060	6/15/2016	(3)
Singapore Dollar	Bank of America, NA(a)	604	440	6/15/2016	(9)
Singapore Dollar	Bank of America, NA(a)	18,636	13,746	6/15/2016	(97)
South African Rand	JPMorgan Chase Bank, NA	848,297	53,405	5/18/2016	(5,995)
South African Rand	JPMorgan Chase Bank, NA	3,201,439	206,056	5/18/2016	(18,118)
South African Rand	JPMorgan Chase Bank, NA	10,439,961	647,681	5/18/2016	(83,355)
South African Rand	Bank of America, NA(a)	37,262	2,369	6/15/2016	(225)
South African Rand	Bank of America, NA(a)	42,561	2,944	6/15/2016	(19)
South African Rand	Bank of America, NA(a)	218	14	6/15/2016	(1)
South African Rand	Bank of America, NA(a)	5,885	402	6/15/2016	(8)
South African Rand	Bank of America, NA(a)	4,351	293	6/15/2016	(10)
South African Rand	Bank of America, NA(a)	6,846	472	6/15/2016	(5)
South African Rand	Bank of America, NA(a)	33,486	2,240	6/15/2016	(91)
South African Rand	Bank of America, NA(a)	15,916	1,113	6/15/2016	5
South African Rand	Bank of America, NA(a)	11,703	755	6/15/2016	(60)
South African Rand	Bank of America, NA(a)	9,399	605	6/15/2016	(49)
South African Rand	Bank of America, NA(a)	3,435	230	6/15/2016	(9)
South African Rand	Bank of America, NA(a)	8,558,913	551,535	6/15/2016	(44,238)
Swedish Krona	JPMorgan Chase Bank, NA	21,087,770	2,589,999	5/9/2016	(36,511)
Swedish Krona	JPMorgan Chase Bank, NA	3,405,079	423,670	5/18/2016	(576)
Swedish Krona	JPMorgan Chase Bank, NA	2,827,353	344,507	5/18/2016	(7,759)
Swedish Krona	JPMorgan Chase Bank, NA	230,969	26,923	5/18/2016	(1,854)
Swedish Krona	JPMorgan Chase Bank, NA	4,072,646	481,220	5/18/2016	(26,199)
Swedish Krona	JPMorgan Chase Bank, NA	11,111,281	1,329,877	5/18/2016	(54,500)
Swedish Krona	JPMorgan Chase Bank, NA	4,300,720	530,504	5/18/2016	(5,331)
Swedish Krona	Bank of America, NA(a)	2,799	339	6/15/2016	(10)
Swedish Krona	Bank of America, NA(a)	69,517	8,527	6/15/2016	(143)
Swedish Krona	Bank of America, NA(a)	10,302	1,243	6/15/2016	(42)
Swedish Krona	Bank of America, NA(a)	6,907,305	830,872	6/15/2016	(30,641)
Swedish Krona	Bank of America, NA(a)	42,152	5,181	6/15/2016	(76)
Swedish Krona	JPMorgan Chase Bank, NA	290,400	34,291	6/30/2016	(1,951)
Swedish Krona	JPMorgan Chase Bank, NA	567,600	69,307	6/30/2016	(1,529)
See Notes to Financial Statements

43

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Swedish Krona	JPMorgan Chase Bank, NA	580,800	$69,099	6/30/2016	$(3,384)
Swedish Krona	JPMorgan Chase Bank, NA	39,600	4,892	6/30/2016	(50)
Swedish Krona	JPMorgan Chase Bank, NA	633,600	75,152	6/30/2016	(3,921)
Swedish Krona	JPMorgan Chase Bank, NA	607,200	73,131	6/30/2016	(2,647)
Swedish Krona	JPMorgan Chase Bank, NA	565,973	67,020	6/30/2016	(3,613)
Swedish Krona	JPMorgan Chase Bank, NA	7,431,600	880,019	6/30/2016	(47,440)
Swedish Krona	JPMorgan Chase Bank, NA	237,600	28,814	6/30/2016	(838)
Swedish Krona	JPMorgan Chase Bank, NA	1,491,600	176,679	6/30/2016	(9,472)
Swedish Krona	JPMorgan Chase Bank, NA	224,400	27,351	6/30/2016	(654)
Swedish Krona	JPMorgan Chase Bank, NA	244,200	29,452	6/30/2016	(1,024)
Swedish Krona	JPMorgan Chase Bank, NA	607,200	74,501	6/30/2016	(1,277)
Swedish Krona	JPMorgan Chase Bank, NA	277,200	32,832	6/30/2016	(1,762)
Swedish Krona	JPMorgan Chase Bank, NA	607,200	71,548	6/30/2016	(4,230)
Swedish Krona	JPMorgan Chase Bank, NA	178,200	22,094	6/30/2016	(145)
Swedish Krona	JPMorgan Chase Bank, NA	5,535,000	685,130	6/30/2016	(5,634)
Swedish Krona	JPMorgan Chase Bank, NA	290,400	35,022	6/30/2016	(1,220)
Swedish Krona	JPMorgan Chase Bank, NA	1,399,200	172,341	6/30/2016	(2,278)
Swedish Krona	JPMorgan Chase Bank, NA	699,600	82,932	6/30/2016	(4,378)
Swedish Krona	JPMorgan Chase Bank, NA	303,600	35,650	6/30/2016	(2,239)
Swedish Krona	JPMorgan Chase Bank, NA	330,000	39,064	6/30/2016	(2,120)
Swedish Krona	JPMorgan Chase Bank, NA	198,000	24,488	6/30/2016	(222)
Swedish Krona	JPMorgan Chase Bank, NA	277,200	33,065	6/30/2016	(1,529)
Swedish Krona	JPMorgan Chase Bank, NA	462,000	54,131	6/30/2016	(3,526)
Swiss Franc	JPMorgan Chase Bank, NA	1,367,345	1,415,911	5/9/2016	(9,803)
Swiss Franc	JPMorgan Chase Bank, NA	1,257,567	1,298,222	5/18/2016	(13,535)
Swiss Franc	JPMorgan Chase Bank, NA	200,048	201,749	5/18/2016	(6,919)
Swiss Franc	JPMorgan Chase Bank, NA	1,318,852	1,324,906	5/18/2016	(50,776)
Swiss Franc	JPMorgan Chase Bank, NA	71,124	71,579	5/18/2016	(2,610)
Swiss Franc	JPMorgan Chase Bank, NA	26,600	27,375	6/30/2016	(427)
Taiwan Dollar	Bank of America, NA(a)	31,605	978	6/15/2016	0 (b)
Taiwan Dollar	Bank of America, NA(a)	21,743	671	6/15/2016	(2)
Taiwan Dollar	Bank of America, NA(a)	28,551	879	6/15/2016	(5)
Taiwan Dollar	Bank of America, NA(a)	78,803	2,415	6/15/2016	(24)
Taiwan Dollar	Bank of America, NA(a)	9,699	299	6/15/2016	(1)
Taiwan Dollar	Bank of America, NA(a)	20,434	631	6/15/2016	(1)
Taiwan Dollar	Bank of America, NA(a)	37,083	1,145	6/15/2016	(3)
Taiwan Dollar	Bank of America, NA(a)	40,400,165	1,236,216	6/15/2016	(14,269)
Taiwan Dollar	Bank of America, NA(a)	121,488	3,771	6/15/2016	11
Taiwan Dollar	Bank of America, NA(a)	22,228	687	6/15/2016	(1)
Turkish Lira	Bank of America, NA(a)	3,063	1,055	6/15/2016	(26)
Turkish Lira	Bank of America, NA(a)	1,297,717	438,567	6/15/2016	(19,616)
Turkish Lira	Bank of America, NA(a)	751	258	6/15/2016	(7)
Turkish Lira	Bank of America, NA(a)	11,909	4,126	6/15/2016	(79)
Turkish Lira	Bank of America, NA(a)	17,512	6,091	6/15/2016	(92)
Turkish Lira	Bank of America, NA(a)	5,741	1,976	6/15/2016	(51)

See Notes to Financial Statements

44

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Turkish Lira	Bank of America, NA(a)	1,145	$390	6/15/2016	$(14)
Turkish Lira	Bank of America, NA(a)	291	101	6/15/2016	(2)
Turkish Lira	Bank of America, NA(a)	1,178	406	6/15/2016	(10)
Turkish Lira	Bank of America, NA(a)	2,497	850	6/15/2016	(32)
Total					$(2,384,917)

(a)  The investment is held by the Subsidiary (see Note A in Notes to Financial Statements.)

(b)  A zero balance reflects actual amounts rounding to less than $1.

For the six months ended April 30, 2016, the average notional value of forward contracts for the Fund was $70,777,833.

Total return swap contracts ("total return swaps")

At April 30, 2016, the Fund had outstanding total return swaps as follows:

Long Total Return Swaps

Swap Counterparty	Reference Entity	Termination Date	Currency	Notional Value(b)	Unrealized Appreciation (Depreciation)
Bank of America, NA	KOSPI 200 Index Futures(a)	6/9/2016	KRW	1,742,071,550	$(21,603)

KRW  Korean Won

(a)  The investment is held by the Subsidiary (see Note A in Notes to Financial Statements.)

(b)  Notional value represents the value (including any fees or commissions) of the long positions when they were established.

Short Total Return Swaps

Swap Counterparty	Reference Entity	Termination Date	Currency	Notional Value(b)	Unrealized Appreciation (Depreciation)
Bank of America NA	IBEX 35 Index Futures(a)	5/20/2016	EUR	(1,026,461)	$(60,693)

EUR  Euro

(a)  The investment is held by the Subsidiary (see Note A in Notes to Financial Statements.)

(b)  Notional value represents the value (including any fees or commissions) of the short positions when they were established.

For the six months ended April 30, 2016, the average notional value of total return swaps for the Fund was $2,492,774 for long positions and $(2,234,214) for short positions.

See Notes to Financial Statements

45

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Credit default swap contracts ("credit default swaps")

At April 30, 2016, the Fund had outstanding OTC credit default swaps as follows:

OTC Credit Default Swaps—Buy Protection

Swap Counterparty	Reference Entity	Notional Amount	Contract Annual Fixed Rate*	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
JPMorgan Chase Bank, NA	Assured Guaranty Municipal Corp., 0.00%, 12/31/99	$2,000,000	5.00%	6/20/2021	$(189,303)	$8,460	$(11,111)	$(191,954)
JPMorgan Chase Bank, NA	Avon Products, Inc., 6.50%, 03/01/19	2,000,000	5.00	9/20/2020	113,420	139,802	(11,111)	242,111
JPMorgan Chase Bank, NA	Avon Products, Inc., 6.50%, 03/01/19	1,000,000	5.00	12/20/2020	164,008	(26,895)	(5,556)	131,557
JPMorgan Chase Bank, NA	Best Buy Co., Inc., 5.50%, 03/15/21	3,000,000	5.00	9/20/2020	(321,615)	(93,798)	(16,667)	(432,080)
JPMorgan Chase Bank, NA	Gap, Inc. (The), 5.95%, 04/12/21	3,000,000	1.00	12/20/2020	281,046	(66,949)	(3,333)	210,764
JPMorgan Chase Bank, NA	JC Penney Corp., Inc., 6.38%, 10/15/36	3,000,000	5.00	9/20/2020	126,022	(33,053)	(16,667)	76,302
JPMorgan Chase Bank, NA	Nordstrom, Inc., 6.95%, 03/15/28	2,000,000	1.00	12/20/2020	49,635	(23,285)	(2,222)	24,128
JPMorgan Chase Bank, NA	Staples, Inc., 2.75%, 01/12/18	3,000,000	1.00	9/20/2020	78,003	41,480	(3,333)	116,150
JPMorgan Chase Bank, NA	United States Steel Corp., 6.65%, 06/01/37	2,000,000	5.00	9/20/2020	39,472	116,646	(11,111)	145,007
Total					$340,688	$62,408	$(81,111)	$321,985

*  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the OTC credit default swaps.

OTC Credit Default Swaps—Sell Protection

Swap Counterparty	Reference Entity	Notional Amount	Contract Annual Fixed Rate*	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
JPMorgan Chase Bank, NA	United States Steel Corp., 6.65%, 6/1/37	$2,000,000	5.00%	6/20/2019	$(181,980)	$169,463	$11,111	$(1,406)
					$(181,980)	$169,463	$11,111	$(1,406)

*  The contract annual fixed rate represents the annual fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the OTC credit default swaps.

See Notes to Financial Statements

46

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

At April 30, 2016, the Fund had outstanding centrally cleared credit default index swaps as follows:

Centrally Cleared Credit Default Swaps—Buy Protection

Clearing house	Reference Entity	Notional Amount	Contract Annual Fixed Rate*	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
ICE Clear Credit	CDX North America Investment Grade	$10,000,000	1.00%	12/20/2020	$(60,306)	$(18,970)	$(11,111)	$(90,387)
ICE Clear Credit	iTraxx Europe Crossover Index	EUR(b)11,000,000	5.00	12/20/2020	(957,156)	93,555	(69,975)	(933,576)
Total					$(1,017,462)	$74,585	$(81,086)	$(1,023,963)

(b)  EUR Euro

*  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the centrally cleared credit default index swaps.

  For the six months ended April 30, 2016, the average notional value of credit default swaps for the Fund was $42,952,507 for buy protection and $285,714 for sell protection. The Fund had deposited $1,851,661 in segregated accounts to cover margin requirements on open centrally cleared swaps.

Equity swap contracts ("equity swaps")

At April 30, 2016, the outstanding equity swaps* for the Fund were as follows:

Counterparty	Description	Expiration Date(s)	Value
JPMorgan Chase Bank, NA	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	5/6/16- 8/17/16	$(273,103)

*  The following table represents the individual long and short positions and related values of the equity swaps with JPMorgan Chase Bank, NA as of April 30, 2016.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Brazil
Porto Sudeste Royalties FIP	3,867,765	$2,335,635	$(367,593)
Canada
Athabasca Oil Corp.	424,931	500,379	(46,560)
France
Elior	57,824	1,221,417	21,701
Natixis SA	115,975	626,946	12,739
Schneider Electric SE	9,250	590,455	11,578
Societe Television Francaise(1)	135,609	1,676,602	(46,948)
			(930)

See Notes to Financial Statements

47

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Ireland
Bank of Ireland	1,617,307	$634,022	$(143,269)
CRH plc	42,326	1,212,842	16,725
Shire plc	33,763	2,147,444	(45,374)
			(171,918)
Spain
Atresmedia Corp. de Medios de Comunicacion SA	48,115	618,839	7,580
Telepizza Group Sa	84,900	751,591	(153,720)
			(146,140)
United Kingdom
Premier Oil plc	244,404	325,017	(61,648)
Rexam plc	269,535	2,457,535	3,909
SABMiller plc	79,302	4,666,953	182,295
Spire Healthcare Group plc	81,392	377,304	12,297
			136,853
United States
Safeway, Inc.	429,292	0 (c)	150,252	(d)(e)
Safeway, Inc.	429,292	0 (c)	21,465	(d)(e)
Signet Jewelers Ltd.	5,682	748,064	(131,226)
			40,491
Total Long Positions of Equity Swaps			(555,797)
Short Positions
France
Airbus Group SE	(10,284)	(698,530)	55,460
Danone SA	(8,240)	(579,548)	2,395
Sanofi	(6,761)	(583,947)	25,694
			83,549
United Kingdom
Barratt Developments plc	(66,888)	(583,019)	62,589
easyJet plc	(27,131)	(584,965)	1,032
ITV plc	(223,016)	(787,467)	53,631
Taylor Wimpey plc	(219,188)	(573,284)	(16,967)
			100,285
Total Short Positions of Equity Swaps			183,834
Total Long and Short Positions of Equity Swaps			(371,963)
Financing Costs and Other Receivables/(Payables)			98,860
Equity Swaps, at value—JPMorgan Chase Bank, NA			$(273,103)

See Notes to Financial Statements

48

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Counterparty	Description	Expiration Date(s)	Value
Morgan Stanley Capital Services LLC	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	6/12/16- 9/3/17	$(1,664,678)

*  The following table represents the individual long and short positions and related values of the equity swaps with Morgan Stanley Capital Services LLC as of April 30, 2016.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Brazil
Cia Brasileira de Distribuicao	13,281	$161,284	$33,283
Hypermarcas SA	48,171	302,899	122,051
			155,334
France
Amundi SA	8,383	436,876	(51,094)
BNP Paribas SA	20,491	1,217,634	(132,695)
Iliad SA	7,543	1,842,494	(194,101)
JCDecaux SA	6,534	268,671	19,937
Publicis Groupe SA	18,157	1,243,667	100,034
Remy Cointreau SA	25,299	1,919,192	180,454
Societe Generale SA	7,928	339,619	(28,698)
			(106,163)
India
Dr Reddy's Laboratories Ltd.	10,552	495,324	(14,153)
Ireland
iShares Euro High Yield Corporate Bond UCITS Fund	10,036	1,200,574	(2,677)
Ryanair Holdings plc	147,713	2,426,663	(196,568)
			(199,245)
Jordan
Hikma Pharmaceuticals plc	20,810	652,026	18,134
Luxembourg
Eurofins Scientific SE	2,725	1,045,220	(34,099)
South Africa
Aspen Pharmacare Holdings Ltd.	20,688	419,920	67,631
South Korea
NAVER Corp.	781	422,755	41,293
Sweden
Meda AB	125,224	2,353,267	(43,848)
Turkey
Migros Ticaret A/S	61,310	387,139	41,242

See Notes to Financial Statements

49

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
United Kingdom
Admiral Group plc	100,320	$2,480,613	$241,425
ASOS plc	13,666	676,191	42,860
Barclays plc	327,438	1,006,509	(185,991)
Burberry Group plc	9,604	171,824	(4,973)
Croda International plc	30,248	1,279,195	51,573
ITV plc	702,770	2,692,762	(380,291)
Pets At Home Group Plc	40,614	170,187	(26,339)
Rexam plc	381,259	3,302,878	178,850
RSA Insurance Group plc	166,127	1,072,518	41,885
Smith & Nephew plc	118,645	1,934,775	69,245
Smiths Group plc	21,810	318,690	34,404
Sports Direct International plc	647,395	4,738,164	(1,094,399)
			(1,031,751)
United States
Alphabet, Inc.	2,801	2,174,441	(191,670)
Apple, Inc.	12,646	1,416,559	(231,123)
Coach, Inc.	25,499	840,179	186,666
Expedia, Inc.	8,244	996,609	(42,201)
Mead Johnson Nutrition Co.	13,926	1,109,604	104,047
			(174,281)
Total Long Positions of Equity Swaps			(1,279,906)
Short Positions
France
Air France-KLM	(73,068)	(556,730)	(98,546)
Electricite de France SA	(22,074)	(323,028)	5,943
Kering	(3,352)	(610,917)	36,529
Lagardere SCA	(30,432)	(922,688)	115,302
Orange SA	(61,433)	(1,100,961)	82,382
			141,610
Germany
Deutsche Lufthansa AG	(39,312)	(616,275)	5,883
Deutsche Telekom AG	(61,765)	(1,155,455)	74,438
			80,321
Italy
Eni SpA	(54,302)	(892,525)	9,590
Netherlands
Koninklijke Ahold NV	(62,553)	(1,408,998)	48,098

See Notes to Financial Statements

50

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Spain
Industria de Diseno Textil SA	(44,655)	$(1,595,013)	$161,522
Switzerland
Givaudan SA	(568)	(1,089,223)	(29,843)
Roche Holding AG	(1,523)	(423,255)	38,258
			8,415
United Kingdom
Bunzl plc	(37,527)	(1,046,268)	(71,768)
GlaxoSmithKline plc	(32,502)	(646,845)	(46,039)
Marks & Spencer Group plc	(523,450)	(3,447,174)	208,081
WPP plc	(51,481)	(1,165,068)	(35,466)
			54,808
United States
Ball Corp.	(8,613)	(591,199)	(23,597)
Energy Transfer Equity LP	(198,273)	(1,585,785)	(878,749)
Merck & Co., Inc.	(6,572)	(351,832)	(8,576)
Pfizer, Inc.	(11,269)	(363,916)	(4,693)
			(915,615)
Total Short Positions of Equity Swaps			(411,251)
Total Long and Short Positions of Equity Swaps			(1,691,157)
Financing Costs and Other Receivables/(Payables)			26,479
Equity Swaps, at value—Morgan Stanley Capital Services LLC			(1,664,678)
Total Equity Swaps, at value			$(1,937,781)

(a)  Notional value represents the value (including any fees or commissions) of the long and short positions when they were established.

(b)  For the six months ended April 30, 2016, the average notional value of equity swaps was $76,653,514 for long positions and $(24,601,847) for short positions, respectively for the Fund.

(c)  A zero balance reflects actual amounts rounding to less than $1.

(d)  These securities have been deemed by the investment manager to be illiquid.

(e)  Security fair valued as of 4/30/2016 in accordance with procedures approved by the Board of Trustees.

At April 30, 2016, the Fund had deposited cash collateral of $14,640,000, $3,241,189 and $8,670,000 in a segregated account for Morgan Stanley Capital Services LLC, Bank of America, NA and JPMorgan Chase Bank, NA, respectively.

See Notes to Financial Statements

51

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Written option contracts ("options written")

At April 30, 2016, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Carmike Cinemas, Inc., Call	22	$30	9/16/2016	$(2,134)
iShares Russell 2000 ETF, Put	459	91	5/20/2016	(1,377)
iShares Russell 2000 ETF, Put	459	90	6/17/2016	(6,885)
iShares Russell 2000 ETF, Put	253	93	7/15/2016	(13,156)
Pacific Biosciences of California, Inc., Call	601	10	5/20/2016	(42,070)
Pfizer, Inc., Call	551	37	1/20/2017	(25,346)
Pfizer, Inc., Put	551	25	1/20/2017	(23,142)
Valeant Pharmaceuticals International, Inc., Put	91	70	1/20/2017	(342,160)
WR Grace & Co., Call	159	82.5	5/20/2016	(9,540)
Zoetis, Inc., Call	261	49	5/20/2016	(16,965)
Total				$(482,775)

Options written for the Fund for the six months ended April 30, 2016 were as follows:

	Number of Contracts	Premium Received
Outstanding 10/31/15	13,969	$4,939,440
Options written	18,338	1,193,417
Options closed	(16,203)	(5,224,011)
Options exercised	(1)	(69)
Options expired	(12,696)	(649,593)
Outstanding 4/30/16	3,407	$259,184

For the six months ended April 30, 2016, the Fund had an average market value of $4,657,139 in purchased option contracts, and $(915,821) in options written, respectively.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of April 30, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Airlines	$192	$—	$12	$204
Commercial Services & Supplies	13,238	617	—	13,855
Food Products	13,985	177	—	14,162
Health Care Equipment & Supplies	13,896	—	16	13,912
Health Care Providers & Services	3,563	472	—	4,035
Hotels, Restaurants & Leisure	8,345	326	—	8,671
Insurance	2,730	1,767	—	4,497
Internet Software & Services	14,174	793	—	14,967
Life Sciences Tools & Services	4,714	—	844	5,558
Machinery	7,667	827	—	8,494

See Notes to Financial Statements

52

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Asset Valuation Inputs
(000's omitted)	Level 1		Level 2	Level 3(a)		Total
Media	$46,495		$—	$1		$46,496
Real Estate Management & Development	32		577	—		609
Textiles, Apparel & Luxury Goods	9,941		656	—		10,597
Other Common Stocks(b)	237,612		—	—		237,612
Total Common Stocks	376,584		6,212	873		383,669
Loan Assignments
Advertising	—		2,823	1,434		4,257
Electronic Equipment, Instruments & Components	—		—	646		646
Health Care Providers & Services	—		3,605	0	(c)	3,605
Health Care Technology	—		600	872		1,472
Oil, Gas & Consumable Fuels	—		1,517	29		1,546
Professional Services	—		—	2,545		2,545
Semiconductors & Semiconductor Equipment	—		791	215		1,006
Trading Companies & Distributors	—		—	632		632
Other Loan Assignments(b)	—		68,106	—		68,106
Total Loan Assignments	—		77,442	6,373		83,815
Asset-Backed Securities	—		67,027	—		67,027
Commercial Mortgage-Backed Securities	—		64,981	—		64,981
Corporate Bonds
Banks	—		—	14,037		14,037
Capital Markets	—		—	5,400		5,400
Other Corporate Bonds(b)	—		33,233	—		33,233
Total Corporate Bonds	—		33,233	19,437		52,670
Master Limited Partnerships(b)	25,079		—	—		25,079
Collateralized Mortgage Obligations	—		12,032	—		12,032
Convertible Bonds(b)	—		1,711	—		1,711
Options Purchased	1,290		—	—	(c)	1,290
U.S. Treasury Obligation	—		876	—		876
Rights
Biotechnology	—		—	116		116
Food & Staples Retailing	—		—	45		45
Wireless Telecommunication Services	—		—	189		189
Other Rights(b)	0	(c)	—	—		0	(c)
Total Rights	0	(c)	—	350		350
Warrants	230		—	—	(c)	230
Short-Term Investments	—		205,335	—		205,335
Total Long Positions	$403,183		$468,849	$27,033		$899,065

(b)  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

53

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

(c)  A zero balance reflects actual amounts rounding to less than $1,000.

(a)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/15	Accrued discounts/ (premiums)		Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/16
Investments in Securities:
Common Stocks(b)
Airlines	$—	$—		$(43)	$—	$—	$55	$—	$12	$(43)
Health Care Equipment & Supplies	16	—		—	—	—	—	—	16	—
Life Sciences Tools & Services	—	—		(94)	6,280	(6,923)	1,581	—	844	(22)
Media	1	—		—	—	—	—	—	1	—
Rights(b)
Biotechnology	3	—		85	—	(40)	68	—	116	44
Food & Staples Retailing	45	—		—	—	—	—	—	45	—
Life Sciences Tools & Services	15	—		0 (d)	—	(15)	—	—	—	—
Pharmaceuticals	—	—		—	—	—	—	—	—	—
Wireless Telecommunication Services	222	—		(33)	—	—	—	—	189	(33)
Warrants(b)
Insurance	—	—		—	—	—	—	—	—	—
Loan Assignments(c)
Advertising	—	0	(d)	(139)	—	—	1,573	—	1,434	(139)
Commercial Services & Supplies	448	—		—	—	—	—	(448)	—	—
Diversified Financial Services	2,867	—		—	—	—	—	(2,867)	—	—
Electronic Equipment, Instruments & Components	289	1		(50)	—	(277)	683	—	646	(37)
Food Products	1,843	4		12	5	(1,864)	—	—	—	—

See Notes to Financial Statements

54

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

(000's omitted)	Beginning balance as of 11/1/15	Accrued discounts/ (premiums)		Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/16
Health Care Providers & Services	$—	$1		$(5)	$—	$(168)	$172	$—	$—	$(4)
Health Care Technology	—	—		8	864	—	—	—	872	8
Household Products	376	0	(d)	(12)	—	(364)	—	—	—	—
Independent Power & Renewable Electricity Producers	687	0	(d)	(14)	—	(673)	—	—	—	—
Insurance	771	0	(d)	(6)	—	(416)	—	(349)	—	—
Oil, Gas & Consumable Fuels	—	0	(d)	(5)	—	—	34	—	29	(5)
Professional Services	2,652	4		(111)	—	—	—	—	2,545	(111)
Semiconductors & Semiconductor Equipment	—	0	(d)	0 (d)	215	0 (d)	—	—	215	0 (d)
Trading Companies & Distributors	—	—		6	626	—	—	—	632	6
Corporate Bonds(c)
Banks	18,557	117		(4,637)	—	—	—	—	14,037	(4,637)
Capital Markets	6,200	51		(851)	—	—	—	—	5,400	(851)
Chemicals	1	—		—	—	—	—	(1)	—	—
Options Purchased	—	—		(73)	80	(7)	—	—	—	(52)
Total	$34,993	$178		$(5,962)	$8,070	$(10,747)	$4,166	$(3,665)	$27,033	$(5,876)

(b)  As of the period ended April 30, 2016, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(c)  These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)  A zero balance reflects actual amounts rounding to less than $1,000.

As of the six months ended April 30, 2016, certain securities were transferred from one level (as of October 31, 2015) to another. Based on beginning of period market values as of November 1, 2015, approximately $3,665,000 was transferred from Level 3 to Level 2. In addition, approximately $2,462,000 was transferred from Level 2 to Level 3.

See Notes to Financial Statements

55

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

In addition, approximately $1,704,000 was transferred from Level 1 to Level 3. Bank loans and corporate bonds that transferred in or out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3) or the pricing methodology being based on dated inputs by Management (Level 3).

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(a)	Total
Forward contracts (unrealized appreciation)	$—	$1,384	$—	$1,384
Futures (unrealized appreciation)	1,558	—	—	1,558
Swap contracts	—	3,902	172	4,074
Total	$1,558	$5,286	$172	$7,016

(a)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/15	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/16
Investments in Securities:
Equity Swaps(b)
United States	$172	$—	$—	$—	$—	$—	$—	$172	$—
Total	$172	$—	$—	$—	$—	$—	$—	$172	$—

(b)  These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level, of inputs used to value the Fund's short investments as of April 30, 2016:

Liability Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks Sold Short
Diversified Financial Services	$—	$(777)	$—	$(777)
Internet Software & Services	(3,996)	(632)	—	(4,628)
IT Services	(2,429)	—	(135)	(2,564)
Other Common Stocks Sold Short(b)	(137,414)	—	—	(137,414)
Total Common Stocks Sold Short	(143,839)	(1,409)	(135)	(145,383)
Exchange Traded Funds Sold Short	(44,804)	—	—	(44,804)
Corporate Bonds Sold Short(b)	—	(16,326)	—	(16,326)
Exchange Traded Note Sold Short	(3,215)	—	—	(3,215)
Master Limited Partnerships Sold Short(b)	(2,741)	—	—	(2,741)
Total Short Positions	$(194,599)	$(17,735)	$(135)	$(212,469)

See Notes to Financial Statements

56

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

(b)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(a)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/15	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/16
Investments in Securities:
Common Stocks Sold Short(b)
IT Services	$(122)	$—	$(13)	$—	$—	$—	$—	$(135)	$(13)
Total	$(122)	$—	$(13)	$—	$—	$—	$—	$(135)	$(13)

(b)  These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2016:

Liability Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized depreciation)	$—	$(2,506)	$—	$(2,506)
Futures (unrealized depreciation)	(2,259)	—	—	(2,259)
Swap contracts	—	(6,797)	—	(6,797)
Options Written	(483)	—	—	(483)
Total	$(2,742)	$(9,303)	$—	$(12,045)

See Notes to Financial Statements

57

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) 4/30/2016

Investments	Shares	Value (000)
Long Positions (90.1%)
Common Stocks (58.4%)
Banks (2.6%)
ABN AMRO Group NV, CVA (Netherlands)*(a)	2,013	$43
Bank of America Corp.(b)	20,600	300
ING Groep NV, CVA (Netherlands)	7,135	88
KBC Groep NV (Belgium)	2,262	127
Societe Generale SA (France)(b)	392	15
SunTrust Banks, Inc.(c)	5,685	237
		810
Beverages (0.9%)
Anheuser-Busch InBev SA/NV (Belgium)	476	59
Carlsberg A/S, Class B (Denmark)	620	60
Davide Campari- Milano SpA (Italy)	2,983	29
Molson Coors Brewing Co., Class B(b)	1,293	124
		272
Biotechnology (6.6%)
Actelion Ltd. (Switzerland)*	189	31
Alexion Pharmaceuticals, Inc.*(b)	1,531	213
Alkermes plc (Ireland)*(b)	4,502	179
BioMarin Pharmaceutical, Inc.*(b)	2,601	220
Celgene Corp.*(b)	1,801	186
Incyte Corp.*(b)	2,521	182
Ionis Pharmaceuticals, Inc.*(b)	4,277	175
Medivation, Inc.*	4,052	234
Neurocrine Biosciences, Inc.*(c)	5,557	254
Portola Pharmaceuticals, Inc.*	1,225	29
United Therapeutics Corp.*(b)	842	89
Vertex Pharmaceuticals, Inc.*(c)	2,849	240
		2,032
Investments	Shares	Value (000)
Capital Markets (1.9%)
Azimut Holding SpA (Italy)	5,319	$134
Charles Schwab Corp. (The)	2,187	62
Flow Traders (Netherlands)(a)	1,211	48
Intertrust NV (Netherlands)*(a)	130	3
WL Ross Holding Corp.*(b)	32,975	330
		577
Chemicals (2.0%)
Air Products & Chemicals, Inc.(b)	1,635	239
Ferro Corp.*(b)	10,050	128
Syngenta AG (Switzerland)	177	71
WR Grace & Co.*(c)	2,455	188
		626
Commercial Services & Supplies (2.3%)
Spotless Group Holdings Ltd. (Australia)(b)	64,554	63
Tyco International plc(b)	16,480	635
		698
Communications Equipment (0.6%)
Harris Corp.(c)	2,150	172
Construction Materials (0.5%)
HeidelbergCement AG (Germany)(b)	808	72
LafargeHolcim Ltd. (Switzerland)*(b)	1,464	74
		146
Containers & Packaging (0.4%)
Nampak Ltd. (South Africa)(b)	63,408	108
Diversified Financial Services (1.2%)
Pace Holdings Corp.*(c)	38,300	379
Electric Utilities (1.6%)
American Electric Power Co., Inc.	63	4
Avangrid, Inc.	380	15
Edison International(b)	984	70
Empire District Electric Co. (The)	1,003	34
Exelon Corp.(b)	1,825	64
NextEra Energy, Inc.(b)	1,483	175
PG&E Corp.(b)	1,294	75
Pinnacle West Capital Corp.	443	32
PNM Resources, Inc.	673	21
		490
Investments	Shares	Value (000)
Electrical Equipment (0.7%)
Eaton Corp. plc(b)	1,951	$123
Rockwell Automation, Inc.(b)	851	97
		220
Energy Equipment & Services (0.4%)
Schlumberger Ltd.(b)	1,628	131
Food & Staples Retailing (0.5%)
Magnit PJSC, GDR (Russia)	1,377	47
Wal-Mart de Mexico SAB de CV (Mexico)(b)	16,859	42
X5 Retail Group NV, GDR (Russia)*(b)	3,692	73
		162
Food Products (1.3%)
Mead Johnson Nutrition Co.(b)	2,251	196
Mondelez International, Inc., Class A	4,611	198
		394
Gas Utilities (0.2%)
Atmos Energy Corp.(b)	620	45
Spire, Inc.	165	10
		55
Health Care Equipment & Supplies (3.0%)
Boston Scientific Corp.*(b)	8,396	184
Cooper Cos., Inc. (The)(b)	1,375	211
Edwards Lifesciences Corp.*(b)	1,737	185
Integra LifeSciences Holdings Corp.*(b)	2,971	210
Masimo Corp.*	3,331	144
		934
Health Care Providers & Services (0.4%)
Shanghai Pharmaceuticals Holding Co. Ltd., Class H (China)	11,003	23
Sinopharm Group Co. Ltd., Class H (China)	6,177	26
VCA, Inc.*	1,360	86
		135
Health Care Technology (0.3%)
HMS Holdings Corp.*	4,502	76

See Notes to Financial Statements

58

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Hotels, Restaurants & Leisure (0.6%)
Ainsworth Game Technology Ltd. (Australia)(b)	18,935	$33
Bloomin' Brands, Inc.(b)	8,225	154
		187
Household Durables (0.5%)
Mohawk Industries, Inc.*(c)	765	147
Independent Power & Renewable Electricity Producers (1.0%)
8Point3 Energy Partners LP	721	11
Calpine Corp.*	2,042	32
Dynegy, Inc.*	620	11
NextEra Energy Partners LP(b)	3,306	96
NRG Yield, Inc., Class A(b)	4,434	67
Pattern Energy Group, Inc.(b)	5,042	106
		323
Industrial Conglomerates (1.0%)
Danaher Corp.(b)	3,030	293
Insurance (1.1%)
AIA Group Ltd. (Hong Kong)	31,102	186
NN Group NV (Netherlands)(b)	3,797	132
Sampo OYJ, Class A (Finland)	621	27
		345
Internet & Catalog Retail (0.6%)
Amazon.com, Inc.*(b)	119	78
Priceline Group, Inc. (The)*(b)	70	94
		172
Internet Software & Services (2.8%)
Alibaba Group Holding Ltd., ADR (China)*	1,815	140
Alphabet, Inc., Class A*(b)	326	231
Baidu, Inc., ADR (China)*(b)	334	65
eBay, Inc.*	1,877	46
Facebook, Inc., Class A*(b)	1,546	182
LinkedIn Corp., Class A*(b)	194	24
Mail.Ru Group Ltd., GDR (Russia)*	1,097	22
Investments	Shares	Value (000)
MercadoLibre, Inc. (Argentina)(b)	414	$52
Tencent Holdings Ltd. (China)	4,106	83
Yandex NV, Class A (Russia)*(b)	1,201	24
		869
IT Services (1.7%)
Computer Sciences Corp.(b)	3,405	113
CSRA, Inc.(b)	9,490	246
PayPal Holdings, Inc.*(b)	1,877	74
Total System Services, Inc.	1,800	92
		525
Life Sciences Tools & Services (1.2%)
Agilent Technologies, Inc.(b)	4,850	199
Gerresheimer AG (Germany)(b)	2,196	163
		362
Machinery (1.7%)
Deere & Co.(b)	1,100	92
FANUC Corp. (Japan)	600	89
Ingersoll-Rand plc(b)	2,300	151
Mueller Water Products, Inc., Class A(c)	18,500	199
		531
Media (3.0%)
CBS Corp., Class B(b)	5,650	316
Liberty Global plc, Series C (United Kingdom)*(b)	1,901	69
Mediaset SpA (Italy)	11,766	53
Stroeer SE & Co. KGaA (Germany)(b)	6,127	302
Time Warner, Inc.(c)	2,500	188
		928
Multiline Retail (0.1%)
Europris ASA (Norway)*(a)	6,370	30
Multi-Utilities (1.8%)
Black Hills Corp.(b)	4,400	267
CMS Energy Corp.(b)	947	39
Dominion Resources, Inc.	500	36
DTE Energy Co.(b)	808	72
NiSource, Inc.(b)	367	8
SCANA Corp.(b)	310	21
Sempra Energy	1,145	118
		561
Investments	Shares	Value (000)
Oil, Gas & Consumable Fuels (1.8%)
Cheniere Energy Partners LP Holdings LLC(b)	4,451	$87
Columbia Pipeline Group, Inc.	536	14
Enbridge, Inc. (Canada)(b)	1,955	81
EOG Resources, Inc.	1,154	95
Golar LNG Ltd. (Bermuda)	735	12
Kinder Morgan, Inc.(b)	2,557	45
Newfield Exploration Co.*(c)	2,060	75
Phillips 66(b)	545	45
SemGroup Corp., Class A	1,047	32
TransCanada Corp. (Canada)(b)	1,280	53
Williams Cos., Inc. (The)	596	12
		551
Personal Products (0.2%)
Edgewell Personal Care Co.(b)	709	58
Pharmaceuticals (3.7%)
Allergan plc*(b)	1,505	326
Pfizer, Inc.(b)	8,100	265
Shire plc, ADR (Ireland)(b)	975	183
Teva Pharmaceutical Industries Ltd., ADR (Israel)	2,255	123
Zoetis, Inc.(c)	5,310	249
		1,146
Real Estate Management & Development (0.2%)
Daiwa House Industry Co. Ltd. (Japan)	2,200	59
Road & Rail (0.8%)
Norfolk Southern Corp.(c)	2,605	235
Semiconductors & Semiconductor Equipment (1.9%)
Broadcom Ltd. (Singapore)(b)	1,389	203
MKS Instruments, Inc.	2,600	93
NXP Semiconductors NV (Netherlands)*(c)	2,850	243
SunPower Corp.*(b)	2,689	54
		593
Software (0.6%)
PTC, Inc.*(c)	5,475	200

See Notes to Financial Statements

59

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Specialty Retail (0.8%)
Hennes & Mauritz AB, Class B (Sweden)*	3,903	$139
Restoration Hardware Holdings, Inc.*(c)	2,775	120
Signet Jewelers Ltd.	12	1
		260
Technology Hardware, Storage & Peripherals (0.2%)
Samsung Electronics Co. Ltd., GDR (South Korea)(b)	132	72
Textiles, Apparel & Luxury Goods (2.2%)
Asics Corp. (Japan)	3,400	67
Coach, Inc.(c)	3,650	147
G-III Apparel Group Ltd.*(b)	2,250	102
Michael Kors Holdings Ltd. (United Kingdom)*(b)	1,634	84
PVH Corp.(c)	1,595	153
Steven Madden Ltd.*(c)	3,900	137
		690
Trading Companies & Distributors (0.7%)
Brenntag AG (Germany)(b)	3,884	228
Transportation Infrastructure (0.3%)
Macquarie Infrastructure Corp.(b)	1,435	101
Water Utilities (0.5%)
American Water Works Co., Inc.(b)	2,054	149
Total Common Stocks (Cost $17,275)		18,032
Master Limited Partnerships (5.0%)
Oil, Gas & Consumable Fuels (5.0%)
Antero Midstream Partners LP(b)	3,229	82
Boardwalk Pipeline Partners LP(b)	8,538	139
Buckeye Partners LP(b)	827	60
Cheniere Energy Partners LP(b)	2,528	74
Columbia Pipeline Partners LP	749	11
Delek Logistics Partners LP	1,130	38
Dominion Midstream Partners LP(b)	1,499	50
Energy Transfer Equity LP	1,057	13
Energy Transfer Partners LP(b)	1,939	69
Investments	Shares	Value (000)
Enterprise Products Partners LP(b)	4,120	$110
EQT GP Holdings LP(b)	2,066	55
EQT Midstream Partners LP	887	70
Magellan Midstream Partners LP	694	50
MPLX LP	1,156	37
NuStar GP Holdings LLC(b)	3,108	79
PBF Logistics LP	3	—	(d)
Phillips 66 Partners LP	780	45
Plains All American Pipeline LP	263	6
Rice Midstream Partners LP	745	12
Rose Rock Midstream LP	256	4
Shell Midstream Partners LP	1,297	49
Spectra Energy Partners LP	898	45
Summit Midstream Partners LP	3	—	(d)
Sunoco Logistics Partners LP(b)	3,381	99
Sunoco LP(b)	3,244	116
Tesoro Logistics LP(b)	1,179	55
Valero Energy Partners LP(b)	1,751	84
Western Gas Equity Partners LP	67	3
Western Gas Partners LP	67	3
Western Refining Logistics LP(b)	3,197	84
Total Master Limited Partnerships (Cost $1,398)		1,542
	No. of Contracts
Options Purchased (0.1%)
Put Option (0.1%)
S&P 500 Index 6/30/2016 @ 2,060.00	8	44
SPDR S&P500 Fund Trust OTC 5/20/2016 @ 200.00(e)	35	4
WR Grace & Co. 5/20/2016 @ 77.50	12	3
Zoetis, Inc. 5/20/2016 @ 47.00	20	2
Total Options Purchased (Cost $42)		53
Investments	Shares	Value (000)
Short-Term Investment (26.6%)
Investment Company (26.6%)
Morgan Stanley Institutional Liquidity Fund Treasury Portfolio Institutional Class, 0.15% (Cost $8,207)(b)(f)	8,207,019	$8,207
Total Long Positions (Cost $26,922)		27,834
Short Positions (35.8%)(g)
Common Stocks (27.5%)
Aerospace & Defense (0.2%)
Boeing Co. (The)	(469)	(63)
Air Freight & Logistics (0.6%)
CH Robinson Worldwide, Inc.	(806)	(57)
Royal Mail plc (United Kingdom)	(19,675)	(140)
		(197)
Airlines (0.8%)
Deutsche Lufthansa AG (Germany)	(10,034)	(156)
JetBlue Airways Corp.*	(4,550)	(90)
		(246)
Auto Components (0.2%)
Goodyear Tire & Rubber Co. (The)	(1,600)	(46)
Automobiles (0.7%)
Ferrari NV (Italy)*	(2,750)	(126)
Ford Motor Co.	(7,000)	(95)
		(221)
Banks (1.5%)
Bank of the Ozarks, Inc.	(700)	(29)
BB&T Corp.	(2,700)	(95)
Canadian Western Bank (Canada)	(4,000)	(88)
Cullen/Frost Bankers, Inc.	(529)	(34)
Huntington Bancshares, Inc.	(4,850)	(49)
Komercni banka as (Czech Republic)	(207)	(43)
National Bank of Canada (Canada)	(2,350)	(84)
PacWest Bancorp	(1,200)	(48)
		(470)
Beverages (0.2%)
Brown-Forman Corp., Class B	(750)	(72)

See Notes to Financial Statements

60

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Biotechnology (0.5%)
Amgen, Inc.	(658)	$(104)
Regeneron Pharmaceuticals, Inc.*	(113)	(43)
		(147)
Building Products (0.2%)
AO Smith Corp.	(902)	(70)
Chemicals (0.6%)
Ashland, Inc.	(875)	(98)
Praxair, Inc.	(850)	(100)
		(198)
Commercial Services & Supplies (0.2%)
Stericycle, Inc.*	(519)	(50)
Containers & Packaging (0.2%)
Ball Corp.	(880)	(63)
Diversified Financial Services (0.3%)
Challenger Ltd. (Australia)	(11,762)	(80)
Electric Utilities (0.9%)
Duke Energy Corp.	(386)	(30)
Eversource Energy	(522)	(30)
Southern Co. (The)	(3,913)	(196)
Xcel Energy, Inc.	(275)	(11)
		(267)
Food & Staples Retailing (1.2%)
CVS Health Corp.	(899)	(91)
ICA Gruppen AB (Sweden)	(1,286)	(42)
Kroger Co. (The)	(2,550)	(90)
Walgreens Boots Alliance, Inc.	(1,127)	(89)
Wal-Mart Stores, Inc.	(862)	(58)
		(370)
Food Products (0.3%)
Hormel Foods Corp.	(2,350)	(91)
Gas Utilities (0.2%)
AGL Resources, Inc.	(422)	(28)
Piedmont Natural Gas Co., Inc.	(636)	(38)
Questar Corp.	(273)	(7)
		(73)
Health Care Equipment & Supplies (1.8%)
Baxter International, Inc.	(1,584)	(70)
Coloplast A/S, Class B (Denmark)	(402)	(30)
DexCom, Inc.*	(915)	(59)
Getinge AB, Class B (Sweden)	(1,433)	(30)
IDEXX Laboratories, Inc.*	(598)	(50)
Investments	Shares	Value (000)
LivaNova plc (United Kingdom)*	(1,700)	$(90)
Medtronic plc (Ireland)	(796)	(63)
ResMed, Inc.	(1,229)	(69)
Stryker Corp.	(667)	(73)
Varian Medical Systems, Inc.*	(386)	(31)
		(565)
Health Care Providers & Services (2.8%)
Aetna, Inc.	(794)	(89)
AmerisourceBergen Corp.	(1,607)	(137)
Anthem, Inc.	(667)	(94)
Cardinal Health, Inc.	(948)	(74)
Centene Corp.*	(714)	(44)
HCA Holdings, Inc.*	(1,106)	(89)
Henry Schein, Inc.*	(436)	(74)
McKesson Corp.	(478)	(80)
MEDNAX, Inc.*	(1,063)	(76)
UnitedHealth Group, Inc.	(753)	(99)
		(856)
Hotels, Restaurants & Leisure (0.5%)
Darden Restaurants, Inc.	(2,300)	(143)
Household Durables (0.2%)
Whirlpool Corp.	(415)	(72)
Household Products (0.3%)
Clorox Co. (The)	(770)	(96)
Independent Power & Renewable Electricity Producers (0.1%)
NRG Yield, Inc., Class C	(1,327)	(21)
Insurance (0.5%)
Assicurazioni Generali SpA (Italy)	(1,978)	(30)
Hannover Rueck SE (Germany)	(582)	(66)
Unum Group	(2,127)	(73)
		(169)
IT Services (0.6%)
International Business Machines Corp.	(1,280)	(187)
Life Sciences Tools & Services (1.2%)
Bruker Corp.	(3,350)	(95)
PerkinElmer, Inc.	(1,064)	(53)
Quintiles Transnational Holdings, Inc.*	(1,047)	(72)
Thermo Fisher Scientific, Inc.	(573)	(83)
Waters Corp.*	(469)	(61)
		(364)
Investments	Shares	Value (000)
Machinery (1.3%)
Atlas Copco AB,	(1,550)	$(40)
Class A (Sweden)
Cummins, Inc.	(860)	(101)
Deere & Co.	(1,075)	(90)
Manitowoc Foodservice, Inc.*	(4,600)	(69)
Parker-Hannifin Corp.	(820)	(95)
		(395)
Media (0.7%)
John Wiley & Sons, Inc., Class A	(1,925)	(96)
Walt Disney Co. (The)	(1,310)	(135)
		(231)
Multi-Utilities (0.7%)
Consolidated Edison, Inc.	(1,531)	(114)
Dominion Resources, Inc.	(1,050)	(75)
Public Service Enterprise Group, Inc.	(392)	(18)
TECO Energy, Inc.	(456)	(13)
		(220)
Oil, Gas & Consumable Fuels (0.1%)
ONEOK, Inc.	(363)	(13)
Plains GP Holdings LP, Class A	(686)	(7)
Tallgrass Energy GP LP	(92)	(2)
		(22)
Pharmaceuticals (3.5%)
Allergan plc*	(395)	(86)
Johnson & Johnson	(827)	(93)
Merck & Co., Inc.	(1,315)	(72)
Mylan NV*	(2,263)	(94)
Novartis AG, ADR (Switzerland)	(703)	(53)
Novo Nordisk A/S, ADR (Denmark)	(1,206)	(67)
Pfizer, Inc.	(2,421)	(79)
Roche Holding AG (Switzerland)	(635)	(161)
Sanofi, ADR (France)	(2,734)	(112)
Teva Pharmaceutical Industries Ltd., ADR (Israel)	(1,721)	(94)
UCB SA (Belgium)	(1,615)	(121)
Zoetis, Inc.	(1,144)	(54)
		(1,086)
Semiconductors & Semiconductor Equipment (0.8%)
Qorvo, Inc.*	(2,100)	(95)
QUALCOMM, Inc.	(2,800)	(141)
		(236)

See Notes to Financial Statements

61

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Software (0.7%)
FireEye, Inc.*	(2,700)	$(47)
Workday, Inc., Class A*	(2,420)	(181)
		(228)
Specialty Retail (2.0%)
American Eagle Outfitters, Inc.	(6,175)	(88)
Bed Bath & Beyond, Inc.*	(1,475)	(70)
CarMax, Inc.*	(950)	(50)
Chico's FAS, Inc.	(3,550)	(45)
Foot Locker, Inc.	(2,010)	(123)
Hennes & Mauritz AB, Class B (Sweden)	(1,663)	(59)
L Brands, Inc.	(1,425)	(112)
Signet Jewelers Ltd.	(605)	(66)
		(613)
Textiles, Apparel & Luxury Goods (0.6%)
lululemon athletica, Inc. (Canada)*	(733)	(48)
Michael Kors Holdings Ltd. (United Kingdom)*	(703)	(36)
Under Armour, Inc., Class A*	(2,249)	(99)
		(183)
Thrifts & Mortgage Finance (0.3%)
Home Capital Group, Inc. (Canada)	(3,298)	(99)
Total Common Stocks (Proceeds $(8,331))		(8,510)
Exchange Traded Funds (7.2%)
Alerian MLP Fund	(24,795)	(303)
CurrencyShares Euro Trust*	(3,450)	(386)
Energy Select Sector SPDR Fund	(5,707)	(385)
iShares PHLX Semiconductor ETF SOXX	(1,700)	(149)
SPDR S&P500 Fund Trust	(2,923)	(603)
Utilities Select Sector SPDR Fund	(7,392)	(358)
Total Exchange Traded Funds (Proceeds $(2,011))		(2,184)
Exchange Traded Note (0.6%)
JPMorgan Alerian MLP Index ETN (Proceeds $(175))	(6,590)	(198)
Investments	Shares	Value (000)
Master Limited Partnerships (0.5%)
Gas Utilities (0.1%)
Ferrellgas Partners LP	(2,309)	$(43)
Oil, Gas & Consumable Fuels (0.4%)
Crestwood Equity Partners LP	(234)	(4)
Enable Midstream Partners LP	(513)	(6)
Enbridge Energy Partners LP	(208)	(4)
Golar LNG Partners LP (United Kingdom)	(988)	(17)
Holly Energy Partners LP	(612)	(21)
Memorial Production Partners LP	(1,357)	(4)
Midcoast Energy Partners LP	(1,860)	(15)
ONEOK Partners LP	(936)	(33)
TC PipeLines LP	(422)	(23)
		(127)
Total Master Limited Partnerships (Proceeds $(164))		(170)
Total Short Positions (Proceeds $(10,681))		(11,062)
Total Investments 54.3% (Cost $16,241)		16,772
Other Assets Less Liabilities (45.7%)(h)		14,125
Net assets (100.0%)		$30,897

See Notes to Financial Statements

62

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 4/30/2016, these securities amounted to approximately $124,000 of long positions or 0.40% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  All or a portion of this security is segregated in connection with obligations for futures, swaps, options, and/or forward foreign currency contracts with a total value of approximately $17,309,000.

(c)  All or a portion of this security is pledged with the custodian for securities sold short and options written.

(d)  Amount less than one thousand.

(e)  Counterparty is JPMorgan Chase Bank, NA.

(f)  Represents 7-day effective yield as of 4/30/2016.

(g)  At 4/30/2016, the Fund had deposited approximately $11,236,000 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(h)  Includes the impact of the Fund's open positions in derivatives at 4/30/2016.

Abbreviations

ADR  American Depositary Receipt

CVA  Dutch Certification

GDR  Global Depositary Receipt

OTC  Over-the-Counter

OYJ  Public Traded Company

SPDR  Standard & Poor's Depositary Receipts

Derivative Instruments

Futures contracts ("futures")

At April 30, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
6/17/2016	4 S&P 500 Index	Short	$(10,027)
6/17/2016	30 The EURO STOXX 50 Index	Short	766
Total			$(9,261)

At April 30, 2016, the notional value of futures for the Fund was $(1,434,464) for short positions.

For the six months ended April 30, 2016, the average notional value of futures for the Fund was $(927,775) for short positions. The Fund had deposited $124,217 in segregated accounts to cover margin requirements on open futures.

See Notes to Financial Statements

63

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

Forward foreign currency contracts ("forward contracts")

At April 30, 2016, open forward contracts for the Fund were as follows:

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	JPMorgan Chase Bank, NA	45,232	$32,580	5/18/2016	$1,790
Australian Dollar	JPMorgan Chase Bank, NA	81,747	57,886	5/18/2016	4,231
Brazilian Real	JPMorgan Chase Bank, NA	214,625	59,028	5/3/2016	3,377
Brazilian Real	JPMorgan Chase Bank, NA	230,178	63,656	5/3/2016	3,271
Brazilian Real	JPMorgan Chase Bank, NA	106,676	29,522	5/3/2016	1,495
Brazilian Real	JPMorgan Chase Bank, NA	216,944	59,169	5/3/2016	3,910
Canadian Dollar	JPMorgan Chase Bank, NA	53,648	38,565	5/18/2016	4,193
Canadian Dollar	JPMorgan Chase Bank, NA	43,269	31,634	5/18/2016	2,851
Czech Koruna	JPMorgan Chase Bank, NA	565,278	23,106	5/18/2016	834
Czech Koruna	JPMorgan Chase Bank, NA	427,050	17,628	5/18/2016	458
Czech Koruna	JPMorgan Chase Bank, NA	6,820	275	5/18/2016	14
Danish Krone	JPMorgan Chase Bank, NA	147,790	22,386	5/18/2016	362
Euro	JPMorgan Chase Bank, NA	70,657	79,821	5/18/2016	1,120
Euro	JPMorgan Chase Bank, NA	105,385	117,132	5/18/2016	3,592
Euro	JPMorgan Chase Bank, NA	159,442	180,845	5/18/2016	1,804
Euro	JPMorgan Chase Bank, NA	72,289	81,765	5/18/2016	1,046
Euro	JPMorgan Chase Bank, NA	61,834	70,767	5/18/2016	67
Euro	JPMorgan Chase Bank, NA	84,680	94,743	5/18/2016	2,262
Euro	JPMorgan Chase Bank, NA	196,539	221,750	5/18/2016	3,395
Euro	JPMorgan Chase Bank, NA	140,047	158,301	5/18/2016	2,130
Euro	JPMorgan Chase Bank, NA	65,821	72,714	5/18/2016	2,687
Euro	JPMorgan Chase Bank, NA	187,272	214,331	5/18/2016	199
Japanese Yen	JPMorgan Chase Bank, NA	79,498	701	5/18/2016	46
Japanese Yen	JPMorgan Chase Bank, NA	23,698,100	219,239	5/18/2016	3,562
Norwegian Krone	JPMorgan Chase Bank, NA	54,579	6,328	5/18/2016	450
Norwegian Krone	JPMorgan Chase Bank, NA	15,009	1,759	5/18/2016	105
Norwegian Krone	JPMorgan Chase Bank, NA	244,590	29,589	5/18/2016	786
Pound Sterling	JPMorgan Chase Bank, NA	85,344	121,359	5/9/2016	3,343
Pound Sterling	JPMorgan Chase Bank, NA	7,494	10,600	5/18/2016	350
Pound Sterling	JPMorgan Chase Bank, NA	40,635	59,017	5/18/2016	359
Singapore Dollar	JPMorgan Chase Bank, NA	61,608	44,974	5/18/2016	817
Singapore Dollar	JPMorgan Chase Bank, NA	60,419	44,626	5/18/2016	282
Swedish Krona	JPMorgan Chase Bank, NA	1,153,483	142,151	5/9/2016	1,517
Swedish Krona	JPMorgan Chase Bank, NA	74,385	8,810	5/18/2016	458
Swedish Krona	JPMorgan Chase Bank, NA	1,033,459	123,153	5/18/2016	5,608
Swedish Krona	JPMorgan Chase Bank, NA	434,734	51,382	5/18/2016	2,782
Swedish Krona	JPMorgan Chase Bank, NA	432,050	53,206	5/18/2016	624
Swedish Krona	JPMorgan Chase Bank, NA	791,593	97,577	5/18/2016	1,049
Swedish Krona	JPMorgan Chase Bank, NA	255,096	30,072	5/18/2016	1,711
Swiss Franc	JPMorgan Chase Bank, NA	71,253	72,094	5/18/2016	2,229
Swiss Franc	JPMorgan Chase Bank, NA	22,398	23,129	5/18/2016	234
Swiss Franc	JPMorgan Chase Bank, NA	29,715	30,024	5/18/2016	971
Swiss Franc	JPMorgan Chase Bank, NA	45,045	46,947	5/18/2016	39
Swiss Franc	JPMorgan Chase Bank, NA	16,929	17,456	5/18/2016	202
Total					$72,612

See Notes to Financial Statements

64

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	JPMorgan Chase Bank, NA	153,883	$110,888	5/18/2016	$(6,042)
Brazilian Real	JPMorgan Chase Bank, NA	282,884	69,667	5/3/2016	(12,584)
Brazilian Real	JPMorgan Chase Bank, NA	485,539	119,975	5/3/2016	(21,201)
Canadian Dollar	JPMorgan Chase Bank, NA	96,917	70,498	5/18/2016	(6,745)
Danish Krone	JPMorgan Chase Bank, NA	219,877	33,288	5/18/2016	(556)
Danish Krone	JPMorgan Chase Bank, NA	170,688	25,972	5/18/2016	(300)
Danish Krone	JPMorgan Chase Bank, NA	186,516	27,222	5/18/2016	(1,487)
Danish Krone	JPMorgan Chase Bank, NA	236,267	35,445	5/18/2016	(921)
Danish Krone	JPMorgan Chase Bank, NA	127,039	18,837	5/18/2016	(717)
Euro	JPMorgan Chase Bank, NA	651,060	734,070	5/9/2016	(11,552)
Euro	JPMorgan Chase Bank, NA	195,561	212,812	5/18/2016	(11,213)
Euro	JPMorgan Chase Bank, NA	379,296	428,547	5/18/2016	(5,956)
Euro	JPMorgan Chase Bank, NA	89,820	98,745	5/18/2016	(4,148)
Euro	JPMorgan Chase Bank, NA	110,530	124,566	5/18/2016	(2,051)
Euro	JPMorgan Chase Bank, NA	71,273	81,432	5/18/2016	(215)
Euro	JPMorgan Chase Bank, NA	30,463	33,967	5/18/2016	(929)
Euro	JPMorgan Chase Bank, NA	44,082	50,064	5/18/2016	(434)
Euro	JPMorgan Chase Bank, NA	400,256	442,664	5/18/2016	(15,850)
Euro	JPMorgan Chase Bank, NA	140,537	157,306	5/18/2016	(3,686)
Euro	JPMorgan Chase Bank, NA	137,284	156,629	5/18/2016	(637)
Euro	JPMorgan Chase Bank, NA	73,024	81,175	5/18/2016	(2,478)
Euro	JPMorgan Chase Bank, NA	12,140	13,339	5/18/2016	(568)
Hong Kong Dollar	JPMorgan Chase Bank, NA	2,135,195	275,331	5/9/2016	50
Japanese Yen	JPMorgan Chase Bank, NA	79,498	711	5/18/2016	(36)
Japanese Yen	JPMorgan Chase Bank, NA	23,698,100	216,873	5/18/2016	(5,928)
Mexican Peso	JPMorgan Chase Bank, NA	733,383	41,843	5/9/2016	(760)
Norwegian Krone	JPMorgan Chase Bank, NA	465,600	54,448	5/18/2016	(3,374)
Norwegian Krone	JPMorgan Chase Bank, NA	69,588	8,101	5/18/2016	(541)
Pound Sterling	JPMorgan Chase Bank, NA	7,879	11,155	5/18/2016	(358)
Pound Sterling	JPMorgan Chase Bank, NA	4,531	6,508	5/18/2016	(113)
Pound Sterling	JPMorgan Chase Bank, NA	6,116	8,577	5/18/2016	(360)
Pound Sterling	JPMorgan Chase Bank, NA	4,660	6,722	5/18/2016	(87)
Singapore Dollar	JPMorgan Chase Bank, NA	1,490	1,061	5/18/2016	(46)
Singapore Dollar	JPMorgan Chase Bank, NA	70,277	50,388	5/18/2016	(1,846)
Singapore Dollar	JPMorgan Chase Bank, NA	50,260	35,780	5/18/2016	(1,576)
South African Rand	JPMorgan Chase Bank, NA	458,988	28,475	5/18/2016	(3,665)
South African Rand	JPMorgan Chase Bank, NA	260,615	16,856	5/18/2016	(1,393)
South African Rand	JPMorgan Chase Bank, NA	369,829	25,822	5/18/2016	(74)
South African Rand	JPMorgan Chase Bank, NA	97,820	6,158	5/18/2016	(692)
South African Rand	JPMorgan Chase Bank, NA	274,208	17,649	5/18/2016	(1,552)
Swedish Krona	JPMorgan Chase Bank, NA	2,334,713	286,749	5/9/2016	(4,042)
Swedish Krona	JPMorgan Chase Bank, NA	255,366	31,500	5/18/2016	(317)
Swedish Krona	JPMorgan Chase Bank, NA	349,910	41,345	5/18/2016	(2,251)
Swedish Krona	JPMorgan Chase Bank, NA	270,400	32,948	5/18/2016	(742)

See Notes to Financial Statements

65

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Swedish Krona	JPMorgan Chase Bank, NA	375,338	$44,923	5/18/2016	$(1,841)
Swedish Krona	JPMorgan Chase Bank, NA	19,782	2,306	5/18/2016	(159)
Swedish Krona	JPMorgan Chase Bank, NA	349,443	43,479	5/18/2016	(59)
Swiss Franc	JPMorgan Chase Bank, NA	128,190	132,743	5/9/2016	(919)
Swiss Franc	JPMorgan Chase Bank, NA	113,083	113,602	5/18/2016	(4,354)
Swiss Franc	JPMorgan Chase Bank, NA	16,201	16,339	5/18/2016	(560)
Swiss Franc	JPMorgan Chase Bank, NA	26,862	27,034	5/18/2016	(985)
Swiss Franc	JPMorgan Chase Bank, NA	58,578	60,472	5/18/2016	(630)
Total					$(149,480)

For the six months ended April 30, 2016, the average notional value of forward contracts for the Fund was $3,197,513.

Equity swap contracts ("equity swaps")

At April 30, 2016, the outstanding equity swaps* for the Fund were as follows:

Long Short Multi-Manager

Counterparty	Description	Expiration Date(s)	Value
JPMorgan Chase Bank, NA	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	6/27/2016- 8/17/2016	$13,987

*  The following table represents the individual long and short positions and related values of the equity swaps with JPMorgan Chase Bank, NA as of April 30, 2016.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
France
Elior	5,881	$121,929	$4,503
Natixis SA	11,896	64,308	1,307
Schneider Electric SE	957	61,088	1,198
Societe Television Francaise 1	14,042	168,730	17
			7,025
Ireland
Bank of Ireland	165,745	58,532	(8,238)
CRH plc	4,336	122,084	3,876
Shire plc	3,460	211,065	4,353
			(9)

See Notes to Financial Statements

66

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Spain
Atresmedia Corp. de Medios de Comunicacion SA	4,975	$63,987	$784
Telepizza Group Sa	8,800	77,903	(15,933)
			(15,149)
United Kingdom
Premier Oil plc	25,047	35,027	(8,037)
Spire Healthcare Group plc	8,341	39,549	378
			(7,659)
United States
Signet Jewelers Ltd.	487	59,547	(6,679)
Total Long Positions of Equity Swaps			(22,471)
Short Positions
France
Airbus Group SE	(1,053)	(71,445)	5,600
Danone SA	(852)	(59,924)	248
Sanofi	(699)	(60,373)	2,656
			8,504
United Kingdom
Barratt Developments plc	(6,855)	(58,968)	5,631
easyJet plc	(2,782)	(59,935)	59
ITV plc	(23,059)	(81,968)	6,092
Taylor Wimpey plc	(22,463)	(60,016)	(474)
			11,308
Total Short Positions of Equity Swaps			19,812
Total Long and Short Positions of Equity Swaps			(2,659)
Financing Costs and Other Receivables/(Payables)			16,646
Equity Swaps, at value—JPMorgan Chase Bank, NA			$13,987
Counterparty	Description	Expiration Date(s)	Value
Morgan Stanley Capital Services LLC	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	6/12/2016- 12/12/2016	$(95,576)

*  The following table represents the individual long and short positions and related values of the equity swaps with Morgan Stanley Capital Services LLC as of April 30, 2016.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Brazil
Cia Brasileira de Distribuicao	1,399	$14,571	$5,924
Hypermarcas SA	5,075	27,665	17,105
			23,029

See Notes to Financial Statements

67

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
France
Amundi SA	1,183	$54,162	$279
BNP Paribas SA	2,159	127,326	(13,013)
Iliad SA	795	198,974	(25,241)
JCDecaux SA	688	28,445	1,944
Publicis Groupe SA	1,913	130,689	10,882
Remy Cointreau SA	2,669	198,591	22,918
Societe Generale SA	2,223	104,505	(17,323)
			(19,554)
India
Dr Reddy's Laboratories Ltd.	1,112	50,819	(112)
Ireland
iShares Euro High Yield Corporate Bond UCITS Fund	1,057	124,605	1,559
Ryanair Holdings Plc	15,563	263,862	(28,900)
			(27,341)
Jordan
Hikma Pharmaceuticals plc	2,193	70,480	143
Luxembourg
Eurofins Scientific SE	287	107,027	(535)
South Africa
Aspen Pharmacare Holdings Ltd.	2,180	42,837	8,539
South Korea
NAVER Corp.	82	42,397	6,325
Turkey
Migros Ticaret A/S	6,460	37,449	7,688
United Kingdom
Admiral Group plc	10,580	257,253	29,820
ASOS plc	1,331	65,115	4,917
Barclays plc	34,499	106,552	(20,102)
Burberry Group plc	1,012	17,568	14
Croda International plc	3,419	149,135	1,285
ITV plc	74,045	290,404	(46,758)
Pets at Home Group plc	5,747	23,227	(2,872)
Rexam plc	40,217	352,983	14,286
RSA Insurance Group plc	17,503	108,337	9,075
Smith & Nephew plc	12,501	207,045	4,108
Smiths Group plc	2,298	31,879	5,325
Sports Direct International plc	83,371	590,341	(121,100)
			(122,002)

See Notes to Financial Statements

68

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
United States
Alphabet, Inc.	295	$223,506	$(14,682)
Apple, Inc.	1,332	138,819	(13,957)
Coach, Inc.	2,687	88,259	19,946
Expedia, Inc.	869	105,080	(4,475)
Mead Johnson Nutrition Co.	1,467	113,617	14,232
			1,064
Total Long Positions of Equity Swaps			(122,756)
Short Positions
France
Air France-KLM	(7,699)	(62,249)	(6,796)
Electricite de France SA	(2,326)	(34,055)	643
Kering	(353)	(62,558)	2,069
Lagardere SCA	(3,206)	(97,638)	12,580
Orange SA	(6,473)	(113,661)	6,337
			14,833
Germany
Deutsche Lufthansa AG	(4,142)	(68,118)	3,805
Deutsche Telekom AG	(6,508)	(120,466)	6,563
			10,368
Italy
Eni SpA	(5,721)	(88,812)	(4,210)
Netherlands
Koninklijke Ahold NV	(6,591)	(148,233)	4,839
Spain
Industria de Diseno Textil SA	(4,705)	(163,225)	12,188
Switzerland
Givaudan SA	(60)	(112,301)	(5,911)
Roche Holding AG	(178)	(49,905)	4,909
			(1,002)
United Kingdom
Bunzl plc	(3,954)	(107,361)	(10,440)
GlaxoSmithKline plc	(3,424)	(67,965)	(5,028)
Marks & Spencer Group plc	(55,217)	(351,600)	9,919
WPP plc	(5,424)	(121,414)	(5,074)
			(10,623)
United States
Ball Corp.	(908)	(63,650)	(1,163)
Merck & Co., Inc.	(692)	(35,838)	(2,111)
Pfizer, Inc.	(1,187)	(37,737)	(1,090)
			(4,364)
Total Short Positions of Equity Swaps			22,029
Total Long and Short Positions of Equity Swaps			(100,727)
Financing Costs and Other Receivables/(Payables)			5,151
Equity Swaps, at value—Morgan Stanley Capital Services LLC			$(95,576)
Total Equity Swaps, at value			$(81,589)

See Notes to Financial Statements

69

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

(a)  Notional value represents the value (including any fees or commissions) of the long and short positions when they were established.

(b)  For the six months ended April 30, 2016, the average notional value of equity swaps was $3,944,295 for long positions and $(1,662,600) for short positions, respectively for the Fund.

At April 30, 2016, the Fund had deposited cash collateral of $1,520,000 in a segregated account for Morgan Stanley Capital Services LLC.

Total return swap contracts ("total return swaps")

For the six months ended April 30, 2016, the average notional value of total return swaps for the Fund was $105,514.

At April 30, 2016, there were no total return swaps outstanding for the Fund.

Written option contracts ("options written")

At April 30, 2016, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
WR Grace & Co., Call	12	82.5	5/20/2016	$(720)
Zoetis, Inc., Call	20	49	5/20/2016	(1,300)
Total				$(2,020)

Options written for the Fund for the six months ended April 30, 2016 were as follows:

	Number of Contracts	Premium Received
Outstanding 10/31/15	255	$9,074
Options written	142	9,579
Options closed	(101)	(6,941)
Options exercised	—	—
Options expired	(264)	(9,185)
Outstanding 4/30/16	32	$2,527

For the six months ended April 30, 2016, the Fund had an average market value of $44,626 in purchased option contracts, and $(2,530) in options written, respectively.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of April 30, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Commercial Services & Supplies	$635	$63	$—	$698
Health Care Providers & Services	86	49	—	135
Hotels, Restaurants & Leisure	154	33	—	187
Insurance	159	186	—	345
Internet Software & Services	786	83	—	869
Machinery	442	89	—	531
Real Estate Management & Development	—	59	—	59

See Notes to Financial Statements

70

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3	Total
Textiles, Apparel & Luxury Goods	$623	$67	$—	$690
Other Common Stocks(a)	14,518	—	—	14,518
Total Common Stocks	17,403	629	—	18,032
Master Limited Partnerships(a)	1,542	—	—	1,542
Options Purchased	53	—	—	53
Short-Term Investment	—	8,207	—	8,207
Total Long Positions	$18,998	$8,836	$—	$27,834

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended April 30, 2016, there were no transfers between Levels 1, 2 or 3.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized appreciation)	$—	$73	$—	$73
Futures (unrealized appreciation)	1	—	—	1
Swap contracts	—	308	—	308
Total	$1	$381	$—	$382

The following is a summary, categorized by Level, of inputs used to value the Fund's short investments as of April 30, 2016:

Liability Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short
Diversified Financial Services	$—	$(80)	$—	$(80)
Other Common Stocks Sold Short(a)	(8,430)	—	—	(8,430)
Total Common Stocks Sold Short	(8,430)	(80)	—	(8,510)
Exchange Traded Funds Sold Short	(2,184)	—	—	(2,184)
Exchange Traded Note Sold Short	(198)	—	—	(198)
Master Limited Partnerships Sold Short(a)	(170)	—	—	(170)
Total Short Positions	$(10,982)	$(80)	$—	$(11,062)

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2016:

Liability Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized depreciation)	$—	$(150)	$—	$(150)
Futures (unrealized depreciation)	(10)	—	—	(10)
Swap contracts	—	(390)	—	(390)
Options written	(2)	—	—	(2)
Total	$(12)	$(540)	$—	$(552)

See Notes to Financial Statements

71

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Alternative Funds
(000's omitted, except per share amounts)

	ABSOLUTE RETURN MULTI-MANAGER FUND†	LONG SHORT MULTI-MANAGER FUND
	April 30, 2016	April 30, 2016
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$899,065	$27,834
Foreign currency*	17,365	810
Cash collateral segregated for short sales (Note A)	220,835	11,236
Cash collateral segregated for futures contracts (Note A)	6,569	124
Cash collateral segregated for swap contracts (Note A)	27,337	1,520
Dividends and interest receivable	2,863	48
Receivable for securities sold	56,745	3,690
Receivable for Fund shares sold	1,172	—
Receivable from administrator—net (Note B)	—	35
OTC swap contracts, at value (Note A)	4,074	308
Receivable for variation margin on futures contracts (Note A)	224	34
Receivable for variation margin on centrally cleared swap contracts (Note A)	42	—
Receivable for forward foreign currency contracts (Note A)	1,384	73
Prepaid expenses and other assets	87	25
Total Assets	1,237,762	45,737
Liabilities
Investments sold short, at value** (Note A)	212,469	11,062
Option contracts written, at value*** (Note A)	483	2
Due to custodian	5,172	414
Dividends and interest payable for short sales	602	21
OTC swap contracts, at value (Note A)	5,773	390
Payable to administrator—net (Note B)	199	—
Payable to investment manager (Note B)	1,334	42
Payable for securities purchased	53,023	2,607
Payable for Fund shares redeemed	5,121	6
Payable for forward foreign currency contracts (Note A)	2,506	150
Accrued expenses and other payables	286	146
Total Liabilities	286,968	14,840
Net Assets	$950,794	$30,897
Net Assets consist of:
Paid-in capital	$1,116,265	$34,625
Undistributed net investment income (loss)	5,682	(78)
Accumulated net realized gains (losses) on investments	(139,370)	(4,034)
Net unrealized appreciation (depreciation) in value of investments	(31,783)	384
Net Assets	$950,794	$30,897
Net Assets
Institutional Class	$755,042	$29,042
Class A	119,015	720
Class C	61,027	1,135
Class R6	15,710	—

See Notes to Financial Statements

72

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted, except per share amounts)

	ABSOLUTE RETURN MULTI-MANAGER FUND†	LONG SHORT MULTI-MANAGER FUND
	April 30, 2016	April 30, 2016
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	76,321	3,110
Class A	12,101	78
Class C	6,383	124
Class R6	1,588	—
Net Asset Value, offering and redemption price per share
Institutional Class	$9.89	$9.34
Class R6	$9.89	—
Net Asset Value and redemption price per share
Class A	$9.83	$9.28
Offering Price per share
Class A‡	$10.43	$9.85
Net Asset Value and offering price per share
Class C^	$9.56	$9.12
*Cost of Investments:
Unaffiliated issuers	$925,718	$26,922
Total cost of foreign currency	$16,493	$793
**Proceeds from investments sold short	$209,870	$10,681
***Premium received from option contracts written	$259	$3

†  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

73

Statements of Operations (Unaudited)

Neuberger Berman Alternative Funds
(000's omitted)

	ABSOLUTE RETURN MULTI-MANAGER FUND†	LONG SHORT MULTI-MANAGER FUND
	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$10,862	$426
Interest and other income—unaffiliated issuers	10,853	1
Foreign taxes withheld (Note A)	(86)	(6)
Total income	$21,629	$421
Expenses:
Investment management fees (Note B)	10,183	275
Administration fees (Note B)	370	10
Administration fees (Note B):
Institutional Class	443	14
Class A	162	1
Class C	72	1
Class R6	2	—
Distribution fees (Note B):
Class A	203	1
Class C	361	6
Shareholder servicing agent fees:
Institutional Class	6	—
Class A	30	—
Class C	7	—
Class R6	1	—
Organization expense (Note A)	19	—
Audit fees	59	33
Custodian and accounting fees (Note A)	435	91
Legal fees	137	85
Registration and filing fees	93	23
Repayment to Management of expenses previously assumed by Management (Note B)	101	—
Shareholder reports	75	5
Trustees' fees and expenses	17	19
Dividend and interest expense on securities sold short (Note A)	4,821	174
Interest expense	6	—
Miscellaneous	78	—
Total expenses	17,681	738
Expenses reimbursed by Management (Note B)	(13)	(238)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(1)	—
Total net expenses	17,667	500
Net investment income (loss)	$3,962	$(79)
See Notes to Financial Statements

74

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

	ABSOLUTE RETURN MULTI-MANAGER FUND†	LONG SHORT MULTI-MANAGER FUND
	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(106,308)	(2,988)
Sales of investment securities of unaffiliated issuers sold short	16,155	402
Forward foreign currency contracts	(3,888)	(240)
Foreign currency	(895)	(29)
Futures contracts	1,137	71
Option contracts written	2,841	8
Swap contracts	(6,723)	(99)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	35,527	1,866
Unaffiliated investment securities sold short	(8,807)	(561)
Forward foreign currency contracts	999	17
Foreign currency	1,251	36
Futures contracts	(701)	(9)
Option contracts written	(2,379)	1
Swap contracts	2,647	(26)
Net gain (loss) on investments	(69,144)	(1,551)
Net increase (decrease) in net assets resulting from operations	$(65,182)	$(1,630)

†  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

75

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
(000's omitted)

	ABSOLUTE RETURN MULTI-MANAGER FUND		LONG SHORT MULTI-MANAGER FUND
	For the Six Months Ended April 30, 2016† (Unaudited)	For the Year Ended October 31, 2015	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$3,962	$(8,136)	$(79)	$(536)
Net realized gain (loss) on investments	(97,681)	18,826	(2,875)	792
Change in net unrealized appreciation (depreciation) of investments	28,537	(56,709)	1,324	(1,544)
Net increase (decrease) in net assets resulting from operations	(65,182)	(46,019)	(1,630)	(1,288)
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(2,529)	(8,525)	(35)	(46)
Class A	—	(488)	—	—
Class R6	(53)	(231)	—	—
Net realized gain on investments:
Institutional Class	(10,417)	(27,552)	(877)	(215)
Class A	(1,839)	(5,036)	(33)	(5)
Class C	(784)	(2,072)	(31)	(2)
Class R6	(165)	(688)	—	—
Total distributions to shareholders	(15,787)	(44,592)	(976)	(268)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	174,497	777,257	5,564	15,632
Class A	20,664	100,675	76	939
Class C	4,774	24,880	479	1,321
Class R6	496	25,419	—	—
Proceeds from reinvestment of dividends and distributions:
Institutional Class	11,386	31,496	897	253
Class A	1,650	4,809	33	5
Class C	583	1,512	31	2
Class R6	218	919	—	—
Payments for shares redeemed:
Institutional Class	(709,615)	(668,142)	(8,504)	(11,780)
Class A	(103,119)	(126,053)	(511)	(541)
Class C	(26,674)	(29,562)	(574)	(200)
Class R6	(1,432)	(39,577)	—	—
Net increase (decrease) from Fund share transactions	(626,572)	103,633	(2,509)	5,631
Net Increase (Decrease) in Net Assets	(707,541)	13,022	(5,115)	4,075
Net Assets:
Beginning of period	1,658,335	1,645,313	36,012	31,937
End of period	$950,794	$1,658,335	$30,897	$36,012
Undistributed net investment income (loss) at end of period	5,682	4,302	(78)	36

†  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

76

Notes to Financial Statements Alternative and
Multi-Asset Class Fundsß (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Each of Neuberger Berman Absolute Return Multi-Manager Fund ("Absolute Return Multi-Manager") and Neuberger Berman Long Short Multi-Manager Fund ("Long Short Multi-Manager"), (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust, and is diversified. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Absolute Return Multi-Manager also offers Class R6 shares. Neuberger Berman Alternative Funds' Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less then $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Absolute Return Multi-Manager invests in commodity-related instruments through the Subsidiary, which is organized under the laws of the Cayman Islands. Absolute Return Multi-Manager is and expects to be the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of April 30, 2016, the value of Absolute Return Multi-Manager's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
61,546,424	6.5%

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Consolidation: The accompanying financial statements of Absolute Return Multi-Manager present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

ß Consolidated Notes to Financial Statements for Absolute Return Multi-Manager

77

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 — unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, closed-end funds, exchange-traded funds, exchange-traded notes, exchange-traded purchased option contracts, exchange-traded written option contracts, master limited partnerships, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments (long and short positions) in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

78

The value of total return swaps on futures contracts is determined by Management by obtaining valuations from independent pricing services based on the settlement price of the underlying futures contract.

The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated London Interbank Offered Rate ("LIBOR") or Federal Funds floating rate ( Level 2 inputs).

The value of total return swaps is determined by Management by obtaining valuations from independent pricing services using the underlying index and stated LIBOR (Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

Option contracts that are traded over-the-counter ("OTC") are generally valued on the basis of quotations provided by broker-dealers or prices provided by independent pricing services who use a series of techniques including simulated pricing models and/or curve fitting (bootstrapping), which aids in determining the present value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, volatility surfaces, and exchange rates (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

79

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translation: The accounting records of the Funds and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlement of class action litigation in which Absolute Return Multi-Manager participated as a class member. The amount of such proceeds for the six months ended April 30, 2016, was $2,282.

6  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each fund to continue to qualify for treatment as regulated investment companies ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2016, the Funds did not have any unrecognized tax positions.

At April 30, 2016 selected Fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Absolute Return Multi-Manager	$925,718	$26,661	$(53,314)	$(26,653)
Long Short Multi-Manager	26,922	1,341	(429)	912

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Absolute Return Multi-Manager will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing Absolute Return Multi-Manager's taxable income in the current period and also disregarded for all future periods.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

80

As determined on October 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: netting of net ordinary losses with short-term capital gains, income recognized on swap transactions, non-deductible stock issuance costs, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales and gains from passive foreign investment companies. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2015, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Absolute Return Multi-Manager	$(41,484)	$25,255,585	$(25,214,101)
Long Short Multi-Manager	(868)	883,619	(882,751)

The tax character of distributions paid during the year ended October 31, 2015 and the period ended October 31, 2014 was as follows:

	Distributions Paid From:
	Ordinary Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2015	2014		2015	2014		2015	2014		2015	2014		2015	2014
Absolute Return Multi-Manager	$43,555,538	$4,428,931		$—	$—		$1,036,454	$—		$—	$—		$44,591,992	$4,428,931
Long Short Multi-Manager	268,302	—	(1)	—	—	(1)	—	—	(1)	—	—	(1)	268,302	—	(1)

(1)  Period from December 19, 2013 (commencement of operations) to October 31, 2014

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Absolute Return Multi-Manager	$13,192,016	$—	$(91,484,690)	$—	$(6,209,044)	$(84,501,718)
Long Short Multi-Manager	811,119	128,619	(1,953,351)	—	(108,881)	(1,122,494)

The differences between book basis and tax basis distributable earnings are primarily due to: wash sale loss deferrals, amortization of organizational costs, mark-to-market on certain swap contract transactions, unsettled wash sale loss deferrals, straddle loss deferrals, mark-to-market adjustments on passive foreign investment companies, constructive sales gains and delayed settlement compensation on bank loans.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of each Fund not to distribute such gains.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At April 30, 2016, there were no outstanding balances of accrued capital gains taxes for the Funds.

8  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

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It is the policy of each of Absolute Return Multi-Manager and Long Short Multi-Manager to pass through to its shareholders substantially all Real Estate Investment Trust ("REIT") distributions and other income it receives, less operating expenses. The distributions received from REITs held by Absolute Return Multi-Manager and Long Short Multi-Manager are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to Absolute Return Multi-Manager and Long Short Multi-Manager until the following calendar year. At October 31, 2015, Absolute Return Multi-Manager and Long Short Multi-Manager estimated these amounts for the period January 1, 2015 to October 31, 2015 within the financial statements since the information is not available from the REITs until after each Fund's fiscal year-end. At April 30, 2016, Absolute Return Multi-Manager and Long Short Multi-Manager estimated these amounts for the period January 1, 2016 to April 30, 2016 within the financial statements because the 2016 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to Absolute Return Multi-Manager and Long Short Multi-Manager together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2015, the character of distributions paid to shareholders of Absolute Return Multi-Manager and Long Short Multi-Manager disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of Absolute Return Multi-Manager's and Long Short Multi-Manager's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when Absolute Return Multi-Manager and Long Short Multi-Manager learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Absolute Return Multi-Manager and Long Short Multi-Manager of the actual breakdown of distributions paid to Absolute Return Multi-Manager and Long Short Multi-Manager during its fiscal year, estimates previously recorded are adjusted on the books of Absolute Return Multi-Manager and Long Short Multi-Manager to reflect actual results. As a result, the composition Absolute Return Multi-Manager's and Long Short Multi-Manager's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Absolute Return Multi-Manager and Long Short Multi-Manager shareholders on IRS Form 1099-DIV.

9  Organization expenses: Costs incurred by the Subsidiary in connection with its organization, which amounted to $19,302, and are reflected in "Organization expense" in the Statement of Operations of Absolute Return Multi-Manager and have been expensed as incurred.

10  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

11  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

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12  Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Funds are contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Funds may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Funds and are excluded from the contractual expense limitation.

The net amount of fees incurred are included in the "Dividend and interest expense on securities sold short" on the Statements of Operations and are as follows:

(000's omitted)
Absolute Return Multi-Manager	$990
Long Short Multi-Manager	26

At April 30, 2016, Absolute Return Multi-Manager and Long Short Multi-Manager had pledged cash in the amount of $220,834,749 and $11,235,767, respectively, to JPMorgan Chase Bank, NA ("JPM"), as collateral for short sales. In addition, JPM has a perfected security interest in these Absolute Return Multi-Manager and Long Short Multi-Manager assets. At April 30, 2016, Absolute Return Multi-Manager and Long Short Multi-Manager had pledged securities in the amount of $41,963,320 and $2,983,892, respectively, to JPM to cover collateral requirements for borrowing in connection with securities sold short.

13  Investment company securities, exchange-traded funds and exchange-traded notes: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns. The Funds may also invest in exchange-traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities that are linked to the performance of a particular market index or strategy. The issuer of the ETN pays the Fund an amount based on the returns of the underlying index or strategy, plus principal at maturity. A Fund will bear any applicable fees to the issuer upon redemption or maturity, which will increase expenses and decrease returns.

14  Derivative instruments: The Funds' use of derivatives during the six months ended April 30, 2016, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at April 30, 2016. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in

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derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Credit default swap contracts: During the six months ended April 30, 2016, Absolute Return Multi-Manager used centrally cleared and OTC credit default swaps as part of its investment strategies, to enhance returns and to hedge against unfavorable changes in the value of investments and to protect against adverse movements in interest rates or credit performance with counterparties. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation of the swap.

Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party daily. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps. For the six months ended April 30, 2016, only the credit default index swaps in Absolute Return were centrally cleared.

Futures contracts: During the six months ended April 30, 2016, Absolute Return Multi-Manager used futures for economic hedging purposes and to enhance returns. Long Short Multi-Manager used futures for economic hedging purposes.

At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund or Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures.

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When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Equity swap contracts: During the six months ended April 30, 2016, the Funds used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by a Fund are recorded as realized gains or losses.

Total return swap contracts: During the six months ended April 30, 2016, Absolute Return Multi-Manager used total return swaps to hedge certain indices and provide investment exposure to certain investments, primarily foreign securities. Long Short Multi-Manager used total return swaps to hedge certain indices and provide investment exposure to certain foreign investments. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the total return swaps is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

Forward foreign currency contracts: During the six months ended April 30, 2016, Absolute Return Multi-Manager used forward contracts to hedge foreign currency and enhance returns. Long Short Multi-Manager used forward contracts to hedge foreign currency.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the

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Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statements of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligations.

Options: Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Written option contracts were used in an attempt to generate incremental returns for Absolute Return Multi-Manager and Long Short Multi-Manager for the six months ended April 30, 2016.

A Fund may write or purchase options on exchange-traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Purchased option contracts were used in an attempt to manage or adjust the risk profile and the investment exposure of each Fund to certain securities and enhance returns for the six months ended April 30, 2016.

At April 30, 2016, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Absolute Return Multi-Manager
OTC swaps	OTC swap contracts, at value(1)	$946,019	$—	$3,127,721	$—	$—	$4,073,740
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	424,728	97,272	34,858	1,000,901	1,557,759
Forward contracts	Receivable for open forward foreign currency exchange contracts	—	1,383,965	—	—	—	1,383,965
Option contracts purchased	Investments in securities, at value	—	—	1,289,737	—	—	1,289,737
Total Value—Assets		$946,019	$1,808,693	$4,514,730	$34,858	$1,000,901	$8,305,201

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Derivative Type	Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Long Short Multi-Manager
OTC swaps	OTC swap contracts, at value(1)	$—	$—	$308,665	$—	$—	$308,665
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	—	766	—	—	766
Forward contracts	Receivable for open forward foreign currency exchange contracts	—	72,662	—	—	—	72,662
Option contracts purchased	Investments in securities, at value	—	—	52,700	—	—	52,700
Total Value—Assets		$—	$72,662	$362,131	$—	$—	$434,793
Liability Derivatives
Absolute Return Multi-Manager
OTC swaps	OTC swap contracts, at value(1)	$(625,440)	$—	$(5,147,798)	$—	$—	$(5,773,238)
Centrally cleared swaps	Receivable/Payable for variation margin on open centrally cleared swap contracts(3)	(1,023,963)	—	—	—	—	(1,023,963)
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	(346,437)	(262,511)	(534,043)	(1,116,065)	(2,259,056)
Forward contracts	Payable for open forward foreign currency exchange contracts	—	(2,505,662)	—	—	—	(2,505,662)
Options written	Written options, at value	—	—	(482,775)	—	—	(482,775)
Total Value—Liabilities		$(1,649,403)	$(2,852,099)	$(5,893,084)	$(534,043)	$(1,116,065)	$(12,044,694)

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Derivative Type	Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Long Short Multi-Manager
OTC swaps	OTC swap contracts, at value(1)	$—	$—	$(390,254)	$—	$—	$(390,254)
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	—	(10,027)	—	—	(10,027)
Forward contracts	Payable for open forward foreign currency exchange contracts	—	(149,530)	—	—	—	(149,530)
Options written	Written options, at value	—	—	(2,020)	—	—	(2,020)
Total Value—Liabilities		$—	$(149,530)	$(402,301)	$—	$—	$(551,831)

(1)  "OTC swap contracts" reflects the appreciation (depreciation) of the OTC swap contracts plus accrued interest as of April 30, 2016, which is reflected in the Statements of Assets and Liabilities under the caption "OTC swap contracts, at value."

(2)  "Futures" reflects the cumulative appreciation (depreciation) of futures as of April 30, 2016, which is reflected in the Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The current day's variation margin as of April 30, 2016, if any, is reflected in the Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

(3)  "Centrally cleared swap contracts" reflects the cumulative unrealized appreciation (depreciation) of centrally cleared default index swaps as of April 30, 2016, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments". Only the current day's variation margin on centrally cleared swap contracts is reported within the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on centrally cleared swap contracts."

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended April 30, 2016, was as follows:

Realized Gain (Loss)

Derivative Type	Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Absolute Return Multi-Manager
Forward contracts	Net realized gain (loss) on: Forward foreign currency contracts	$—	$(3,887,867)	$—	$—	$—	$(3,887,867)
Futures	Net realized gain (loss) on: Futures contracts	—	45,969	(323,163)	1,023,930	390,429	1,137,165

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Derivative Type	Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Options written	Net realized gain (loss) on: Options contracts written	$—	$—	$2,840,512	$—	$—	$2,840,512
Option contracts purchased	Net realized gain (loss) on: Sales of investment securities of unaffiliated issuers	—	—	(14,247,589)	—	—	(14,247,589)
Swaps	Net realized gain (loss) on: Swaps contracts	(819,566)	—	(5,903,837)	—	—	(6,723,403)
Total Realized Gain (Loss)		$(819,566)	$(3,841,898)	$(17,634,077)	$1,023,930	$390,429	$(20,881,182)
Long Short Multi-Manager
Forward contracts	Net realized gain (loss) on: Forward foreign currency contracts	$—	$(240,154)	$—	$—	$—	$(240,154)
Futures	Net realized gain (loss) on: Futures contracts	—	—	71,159	—	—	71,159
Options written	Net realized gain (loss) on: Options written	—	—	7,591	—	—	7,591
Option contracts purchased	Net realized gain (loss) on: Sales of investment securities of unaffiliated issuers	—	—	(271,469)	—	—	(271,469)
Swaps	Net realized gain (loss) on: Swap contracts	—	—	(98,829)	—	—	(98,829)
Total Realized Gain (Loss)		$—	$(240,154)	$(291,548)	$—	$—	$(531,702)
Change in Appreciation (Depreciation)
Absolute Return Multi-Manager
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: Forward foreign currency contracts	$—	$998,948	$—	$—	$—	$998,948

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Derivative Type	Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Futures	Change in net unrealized appreciation (depreciation) in value of: Futures contracts	$—	$78,291	$(165,239)	$(499,185)	$(115,164)	$(701,297)
Options written	Change in net unrealized appreciation (depreciation) in value of: Options contracts written	—	—	(2,378,848)	—	—	(2,378,848)
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: Unaffiliated investment securities	—	—	6,882,659	—	—	6,882,659
Swaps	Change in net unrealized appreciation (depreciation) in value of: Swap contracts	(318,317)	—	2,965,476	—	—	2,647,159
Total Change in Appreciation (Depreciation)		$(318,317)	$1,077,239	$7,304,048	$(499,185)	$(115,164)	$7,448,621
Long Short Multi-Manager
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: Forward foreign currency contracts	$—	$17,522	$—	$—	$—	$17,522
Futures	Change in net unrealized appreciation (depreciation) in value of: Futures contracts	—	—	(9,261)	—	—	(9,261)

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Derivative Type	Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Options written	Change in net unrealized appreciation (depreciation) in value of: Options contracts written	$—	$—	$363	$—	$—	$363
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: Unaffiliated investment securities	—	—	128,370	—	—	128,370
Swaps	Change in net unrealized appreciation (depreciation) in value of: Swap contracts	—	—	(25,211)	—	—	(25,211)
Total Change in Appreciation (Depreciation)		$—	$17,522	$94,261	$—	$—	$111,783

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Funds disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds' derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present the Funds' derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Funds for assets and pledged by the Funds for liabilities as of April 30, 2016.

Absolute Return Multi-Manager

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
OTC swap contracts	$4,073,740	$—	$4,073,740
Forward contracts	1,383,965	—	1,383,965
OTC purchased options	34,500	—	34,500
Total	$5,492,205	$—	$5,492,205

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Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Bank of America, NA	$386,357	$(386,357)	$—	$—
JPMorgan Chase Bank, NA	2,397,203	(2,397,203)	—	—
Morgan Stanley Capital Services LLC	2,708,645	(2,708,645)	—	—
Total	$5,492,205	$(5,492,205)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
OTC swap contracts	$(5,773,238)	$—	$(5,773,238)
Forward contracts	(2,505,662)	—	(2,505,662)
Total	$(8,278,900)	$—	$(8,278,900)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(b)
Bank of America, NA	$(573,734)	$386,357	$187,377	$—
JPMorgan Chase Bank, NA	(3,504,776)	2,397,203	1,107,573	—
Morgan Stanley Capital Services LLC	(4,200,390)	2,708,645	1,491,745	—
Total	$(8,278,900)	$5,492,205	$2,786,695	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of April 30, 2016, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of April 30, 2016.

Long Short Multi-Manager

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
OTC swap contracts	$308,665	$—	$308,665
Forward contracts	72,662	—	72,662
OTC purchased options	3,500	—	3,500
Total	$384,827	$—	$384,827

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
JPMorgan Chase Bank, NA	$129,510	$(129,510)	$—	$—
Morgan Stanley Capital Services LLC	255,317	(255,317)	—	—
Total	$384,827	$(384,827)	$—	$—

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Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
OTC swap contracts	$(390,254)	$—	$(390,254)
Forward contracts	(149,530)	—	(149,530)
Total	$(539,784)	$—	$(539,784)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(b)
JPMorgan Chase Bank, NA	$(188,891)	$129,510	$—	$(59,381)
Morgan Stanley Capital Services LLC	(350,893)	255,317	95,576	—
Total	$(539,784)	$384,827	$95,576	$(59,381)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of April 30, 2016, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of April 30, 2016.

15  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

16  Unfunded loan commitments: Absolute Return Multi-Manager may enter into certain credit agreements all or a portion of which may be unfunded. Absolute Return Multi-Manager is obligated to fund these commitments at the borrower's discretion. As of April 30, 2016, the value of unfunded loan commitments was $501,417 pursuant to the following loan agreement:

Borrower	Principal Amount	Value
SunEdison, Inc., 1st Lien DIP Delayed Draw Term Loan 0.50%, 8/1/2016	$509,053	$501,417	(a)

Abbreviations

DIP  Debtor-in-Possession

(a)  Security fair valued as of 4/30/2016 in accordance with procedures approved by the Board of Trustees.

17  Expense offset arrangement: Absolute Return Multi-Manager has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2016, the impact of this arrangement was a reduction of expenses of $699.

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

93

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended April 30, 2016, the Investment Management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 1.65% and 1.70% of Absolute Return Multi-Manager's and Long Short Multi- Manager's average daily net assets, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, Class A and Class C of each Fund pays Management an administration fee at the annual rate of 0.20% of its average daily net assets and Class R6 of Absolute Return Multi-Manager pays Management an administration fee at the annual rate of 0.02% of its average daily net assets under this agreement. Additionally, Management retains JPM as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, as of August 12, 2014, fees related to short sales and dividend and interest expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which Absolute Return Multi-Manager has agreed to share with the Subsidiary. For the six months ended April 30, 2016, these Subsidiary expenses amounted to $105,640.

During the six months ended April 30, 2016, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
Absolute Return Multi-Manager Institutional Class	$100,885
Absolute Return Multi-Manager Class R6	700

94

At April 30, 2016, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Year Ending, October 31,
			2013	2014		2015	2016
	Contractual		Subject to Repayment until October 31,
Class	Expense Limitation(1)	Expiration	2016	2017		2018	2019
Absolute Return Multi-Manager Institutional Class(2)	1.97%	10/31/19	$286,055	$759,554		$—	$—
Absolute Return Multi-Manager Class A(2)	2.33%	10/31/19	90,488	316,015		—	12,637
Absolute Return Multi-Manager Class C(2)	3.08%	10/31/19	—	48,666		—	687
Absolute Return Multi-Manager Class R6	1.90%	10/31/19	—	—		—	—
Long Short Multi-Manager Institutional Class	1.97%	10/31/19	—	459,171	(3)	448,751	221,461
Long Short Multi-Manager Class A	2.33%	10/31/19	—	13,772	(3)	12,486	7,570
Long Short Multi-Manager Class C	3.08%	10/31/19	—	6,443	(3)	8,317	9,156

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Prior to February 28, 2013, the contractual expense limitations were 2.45%, 2.81% and 3.56% for the Institutional Class, Class A and Class C shares, respectively. In addition, from January 2, 2013 to February 28, 2013, Management had voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Institutional Class, Class A and Class C shares so that their Operating Expenses were limited to 1.97%, 2.33% and 3.08%, respectively, per annum of their average daily net assets. These voluntarily waived fees are not subject to recovery by Management.

(3)  Period from December 19, 2013 (Commencement of Operations) to October 31, 2014.

Until December 31, 2015, NB Alternative Investment Management LLC ("NBAIM"), was the investment adviser to the Funds, and was retained by Neuberger Berman Management LLC ("NBM") to provide day-to-day investment management services, including oversight of each Fund's investments and handling its day-to-day business, including the oversight of the subadvisers' investment activities, and received a monthly fee paid by NBM. As investment manager, NBM was responsible for overseeing the investment activities of NBAIM. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBAIM and/or Management. As a result of the entity consolidation described on page 6 of this Semi-Annual Report, the services previously provided by NBAIM are being provided by NBIA as of January 1, 2016.

Management engages Blue Jay Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, GSA Capital Partners LLP, Lazard Asset Management LLC, Levin Capital Strategies, L.P., Portland Hill Capital LLP, Sound Point Capital Management, L.P., and TPH Asset Management, LLC as subadvisers of Absolute Return Multi-Manager to provide investment management services. Management engages Blue Jay Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, Lazard Asset Management LLC, Levin Capital Strategies, L.P., Portland Hill Capital LLP, and TPH Asset Management, LLC as subadvisers of Long Short Multi-Manager to provide investment management services. Management compensates the subadvisers out of the investment advisory fees it receives from each Fund.

Each Fund also has a distribution agreement with NBM with respect to each class of shares. NBM acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses. As part of the entity consolidation as noted on page 6, it is expected that effective July 1, 2016, NBM will merge with and into Neuberger Berman LLC ("Neuberger") and, as a result, the distribution agreement will be transferred to Neuberger.

However, NBM receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative

95

and other services provided to these classes, NBM's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, NBM receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. NBM receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2016, NBM, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Absolute Return Multi-Manager Class A	$8,281	$—	$—	$—
Absolute Return Multi-Manager Class C	—	14,487	—	—
Long Short Multi-Manager Class A	—	—	—	—
Long Short Multi-Manager Class C	—	1,412	—	—

Note C—Securities Transactions:

During the six months ended April 30, 2016, there were purchase and sale transactions of long-term securities (excluding equity swaps, total return swaps, credit default swaps, forward contracts, futures and option contracts) as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers excluding U.S. Government and Agency Obligations on Securities Sold Short
Absolute Return Multi-Manager	$862,573	$2,823,736,502	$585,900,982	$1,078,813	$3,468,465,281	$830,127,140
Long Short Multi-Manager	—	120,243,423	30,812,883	—	124,165,810	33,638,384

During the six months ended April 30, 2016, no brokerage commissions on securities transactions were paid to affiliated brokers.

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Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2016 and for the year ended October 31, 2015 was as follows:

	For the Six Months Ended April 30, 2016				For the Year Ended October 31, 2015
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued in Connection with In-Kind	Shares Redeemed	Total
Absolute Return Multi-Manager Fund
Institutional Class	17,333	1,124	(70,428)	(51,971)	71,126	2,935	(61,686)	12,375
Class A	2,055	164	(10,363)	(8,144)	9,264	450	(11,647)	(1,933)
Class C	487	59	(2,736)	(2,190)	2,336	144	(2,791)	(311)
Class R6	49	21	(143)	(73)	2,320	86	(3,693)	(1,287)
Long Short Multi-Manager Fund
Institutional Class	583	94	(896)	(219)	1,472	25	(1,135)	362
Class A	8	4	(55)	(43)	89	1	(52)	38
Class C	51	3	(62)	(8)	128	0	(20)	108

Other: At April 30, 2016, there was an affiliated investor owning 41.8% of Long Short Multi-Manager's outstanding shares.

Note E—Lines of Credit:

At April 30, 2016, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Absolute Return Multi-Manager Fund, Long Short Multi-Manager Fund, and another multi-managed fund in the complex are subject to a separate limitation under the Credit Facility and collectively can only borrow $200,000,000 at any one time. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that they are not subject to that $200,000,000 limitation. Under the terms of the Credit Facility, each Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2016. During the period ended April 30, 2016, none of the Funds utilized the line of credit.

Note F—Recent Accounting Pronouncement:

In June 2014, FASB issued Accounting Standards Update 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions ("ASU 2014-11"). The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. ASU 2014-11 is effective for the Portfolio as of April 30, 2016; however, no additional disclosure was necessary.

97

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Funds without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.001 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Absolute Return Multi-Manager Fund
Institutional Class
4/30/2016 (Unaudited)	$10.47	$0.04	$(0.49)	$(0.45)	$(0.03)	$(0.10)	$—	$(0.13)	$9.89	(4.37	)%**	$755.0	2.75%*‡	1.97%*‡	2.75	%*Ø§‡	1.97	%*Ø§‡	0.75	%*‡	253%**	248%**
10/31/2015	$11.00	$(0.04)	$(0.19)	$(0.23)	$(0.07)	$(0.23)	$—	$(0.30)	$10.47	(2.10)%		$1,343.3	2.71%	1.97%	2.71	%Ø§	1.97	%Ø§	(0.40)%		433%	452%
10/31/2014	$10.86	$(0.01)	$0.22	$0.21	$—	$(0.07)	$—	$(0.07)	$11.00	1.96%		$1,275.3	2.64%	2.13%	2.55	%Ø	2.04	%Ø	(0.10)%		329%	257%
10/31/2013	$10.00	$(0.08)	$1.00	$0.92	$(0.02)	$(0.04)	$—	$(0.06)	$10.86	9.19%		$324.3	2.89%	2.60%	2.30	%Ø	2.01	%Ø	(0.74)%		421%	330%
Period from 05/15/2012^ to 10/31/2012	$10.00	$(0.08)	$0.08	$—	$—	$—	$—	$—	$10.00	0.00	%**	$33.2	7.86%*‡	7.50%*‡	2.81	%*‡	2.45	%*‡	(1.81	)%*‡	270%**	213%**
Class A
4/30/2016 (Unaudited)	$10.40	$0.02	$(0.49)	$(0.47)	$—	$(0.10)	$—	$(0.10)	$9.83	(4.53	)%**	$119.0	3.13%*‡	2.35%*‡	3.11	%*Ø‡	2.33	%*Ø‡	0.41	%*‡	253%**	248%**
10/31/2015	$10.92	$(0.08)	$(0.18)	$(0.26)	$(0.03)	$(0.23)	$—	$(0.26)	$10.40	(2.47)%		$210.6	3.06%	2.33%	3.06	%Ø§	2.33	%Ø§	(0.71)%		433%	452%
10/31/2014	$10.82	$(0.04)	$0.21	$0.17	$—	$(0.07)	$—	$(0.07)	$10.92	1.60%		$242.2	3.02%	2.49%	2.90	%Ø	2.38	%Ø	(0.40)%		329%	257%
10/31/2013	$9.99	$(0.12)	$0.99	$0.87	$—	$(0.04)	$—	$(0.04)	$10.82	8.70%		$124.7	3.27%	2.99%	2.62	%Ø	2.34	%Ø	(1.17)%		421%	330%
Period from 05/15/2012^ to 10/31/2012	$10.00	$(0.09)	$0.08	$(0.01)	$—	$—	$—	$—	$9.99	(0.10	)%**	$1.8	8.67%*‡	8.26%*‡	3.22	%*‡	2.81	%*‡	(2.02	)%*‡	270%**	213%**
Class C
4/30/2016 (Unaudited)	$10.15	$(0.02)	$(0.47)	$(0.49)	$—	$(0.10)	$—	$(0.10)	$9.56	(4.85	)%**	$61.0	3.86%*‡	3.08%*‡	3.86	%*Ø‡	3.08	%*Ø‡	(0.38	)%*‡	253%**	248%**
10/31/2015	$10.72	$(0.16)	$(0.18)	$(0.34)	$—	$(0.23)	$—	$(0.23)	$10.15	(3.21)%		$87.1	3.81%	3.08%	3.81	%Ø§	3.08	%Ø§	(1.48)%		433%	452%
10/31/2014	$10.71	$(0.13)	$0.21	$0.08	$—	$(0.07)	$—	$(0.07)	$10.72	0.77%		$95.3	3.77%	3.26%	3.66	%Ø	3.15	%Ø	(1.18)%		329%	257%
10/31/2013	$9.95	$(0.21)	$1.01	$0.80	$—	$(0.04)	$—	$(0.04)	$10.71	8.03%		$21.3	4.01%	3.72%	3.38	%Ø	3.09	%Ø	(1.94)%		421%	330%
Period from 05/15/2012^ to 10/31/2012	$10.00	$(0.13)	$0.08	$(0.05)	$—	$—	$—	$—	$9.95	(0.50	)%**	$0.2	13.12%*‡	12.74%*‡	3.94	%*‡	3.56	%*‡	(2.86	)%*‡	270%**	213%**

See Notes to Financial Highlights

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100

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Absolute Return Multi-Manager Fund (cont'd)
Class R6
4/30/2016 (Unaudited)	$10.47	$0.04	$(0.49)	$(0.45)	$(0.03)	$(0.10)	$—	$(0.13)	$9.89	(4.29	)%**	$15.7	2.68	%*‡	1.90	%*‡	2.68	%*Ø§‡	1.90	%*Ø§‡	0.79	%*‡	253	%**	248	%**
10/31/2015	$11.01	$(0.01)	$(0.22)	$(0.23)	$(0.08)	$(0.23)	$—	$(0.31)	$10.47	(2.14)%		$17.4	2.66%		1.90%		2.66	%Ø§	1.90	%Ø§	(0.08)%		433%		452%
Period from 12/31/2013^ to 10/31/2014	$10.99	$0.01	$0.01	$0.02	$—	$—	$—	$—	$11.01	0.18	%**	$32.5	2.56	%*	2.08	%*	2.46	%*Ø	1.98	%*Ø	0.10	%*‡	329	%ØØ	257	%ØØ
Long Short Multi-Manager Fund
Institutional Class
4/30/2016 (Unaudited)	$10.06	$(0.02)	$(0.41)	$(0.43)	$(0.01)	$(0.28)	$—	$(0.29)	$9.34	(4.32	)%**	$29.0	4.53	%*	3.45	%*	3.05	%*	1.97	%*	(0.45	)%*	370	%**	393	%**
10/31/2015	$10.39	$(0.15)	$(0.09)	$(0.24)	$(0.02)	$(0.07)	$—	$(0.09)	$10.06	(2.36)%		$33.5	4.15%		3.26%		2.86%		1.97%		(1.46)%		536%		570%
Period from 12/19/2013^ to 10/31/2014	$10.00	$(0.11)	$0.50	$0.39	$—	$—	$—	$—	$10.39	3.90	%**	$30.8	5.09	%*‡	4.50	%*‡	2.64	%*‡	2.05	%*‡	(1.26	)%*‡	293	%**	168	%**
Class A
4/30/2016 (Unaudited)	$10.01	$(0.04)	$(0.41)	$(0.45)	$—	$(0.28)	$—	$(0.28)	$9.28	(4.55	)%**	$0.7	4.89	%*	3.83	%*	3.39	%*	2.33	%*	(0.79	)%*	370	%**	393	%**
10/31/2015	$10.36	$(0.19)	$(0.09)	$(0.28)	$—	$(0.07)	$—	$(0.07)	$10.01	(2.71)%		$1.2	4.58%		3.68%		3.23%		2.33%		(1.79)%		536%		570%
Period from 12/19/2013^ to 10/31/2014	$10.00	$(0.15)	$0.51	$0.36	$—	$—	$—	$—	$10.36	3.60	%**	$0.9	5.87	%*‡	5.30	%*‡	2.99	%*‡	2.42	%*‡	(1.66	)%*‡	293	%**	168	%**
Class C
4/30/2016 (Unaudited)	$9.87	$(0.07)	$(0.40)	$(0.47)	$—	$(0.28)	$—	$(0.28)	$9.12	(4.82	)%**	$1.1	5.64	%*	4.58	%*	4.14	%*	3.08	%*	(1.45	)%*	370	%**	393	%**
10/31/2015	$10.29	$(0.26)	$(0.09)	$(0.35)	$—	$(0.07)	$—	$(0.07)	$9.87	(3.41)%		$1.3	5.38%		4.46%		4.00%		3.08%		(2.52)%		536%		570%
Period from 12/19/2013^ to 10/31/2014	$10.00	$(0.21)	$0.50	$0.29	$—	$—	$—	$—	$10.29	2.90	%**	$0.3	8.18	%*‡	7.59	%*‡	3.73	%*‡	3.15	%*‡	(2.34	)%*‡	293	%**	168	%**

See Notes to Financial Highlights

101

102

Notes to Financial Highlights (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

d  The class action proceeds listed in Note A-5 of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the six months ended April 30, 2016.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

**  Not annualized.

*  Annualized.

^  The date investment operations commenced.

Ø  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had Absolute Return Multi-Manager not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales		Excluding Dividend and Interest Expense Relating to Short Sales		Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Six Months Ended April 30, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014				Year Ended October 31, 2013
Absolute Return Multi-Manager Institutional Class	2.75%	1.97%	2.71%	1.97%	2.55%		2.04%		2.30%	2.01%
Absolute Return Multi-Manager Class A	3.11%	2.33%	3.06%	2.33%	2.90%		2.38%		2.63%	2.35%
Absolute Return Multi-Manager Class C	3.86%	3.08%	3.81%	3.08%	3.66%		3.15%		3.39%	3.10%
Absolute Return Multi-Manager Fund Class R6	2.68%	1.90%	2.66%	1.90%	2.46	%(1)	1.98	%(1)	—	—

(1)  Period from December 31, 2014 (Commencement of Operations) to October 31, 2014.

103

Notes to Financial Highlights (Unaudited) (cont'd)

ØØ  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2014 for Absolute Return Multi-Manager.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had Absolute Return Multi-Manager not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Six Months Ended April 30, 2016		Year Ended October 31, 2015
Absolute Return Multi-Manager Institutional Class	2.74%	1.95%	2.64%	1.90%
Absolute Return Multi-Manager Class A	—	—	3.02%	2.29%
Absolute Return Multi-Manager Class C	—	—	3.75%	3.02%
Absolute Return Multi-Manager Class R6	2.68%	1.89%	2.59%	1.83%

104

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser (prior to January 1, 2016)

NB Alternative Investment Management LLC
605 Third Avenue, 22nd Floor
New York, NY 10158

Sub-Advisers

Blue Jay Capital Management, LLC
2121 Avenue of the Stars, Suite 2420
Los Angeles, CA 90067

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

Good Hill Partners LP
1599 Post Road East
Westport, CT 06880

GSA Capital Partners LLP
5 Stratton Street
London WIJ 8LA, United Kingdom

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112

Levin Capital Strategies, L.P.
595 Madison Avenue, 17th Floor
New York, NY 10022

Portland Hill Capital LLP
21 Knightsbridge
London SW1X7LY, United Kingdom

Sound Point Capital Management, L.P.
375 Park Avenue
New York, NY 10152

TPH Asset Management, LLC
Heritage Plaza
1111 Bagby, Suite 4920
Houston, Texas 77002

Custodian

J.P. Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, TX 75254

Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
105

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

106

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107

Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider a Fund's investment objectives, risks and fees and expenses carefully before investing.

N0087 06/16

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Flexible Select Fund

Global Allocation Fund

Inflation Managed Fund

Long Short Fund

Long Short Credit Fund

Multi-Asset Income Fund

Risk Balanced Commodity Strategy Fund

Semi-Annual Report

April 30, 2016

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Flexible Select Fund	2
Global Allocation Fund	4
Inflation Managed Fund	6
Long Short Fund	8
Long Short Credit Fund	10
Multi-Asset Income Fund	12
Risk Balanced Commodity Strategy Fund	14
FUND EXPENSE INFORMATION	19
SCHEDULE OF INVESTMENTS
Flexible Select Fund	21
Global Allocation Fund	23
Positions by Industry	41
Inflation Managed Fund	44
Long Short Fund	49
Long Short Credit Fund	58
Multi-Asset Income Fund	65
Risk Balanced Commodity Strategy Fund	78
FINANCIAL STATEMENTS	96
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Flexible Select Fund	140
Global Allocation Fund	142
Inflation Managed Fund	144
Long Short Fund	144
Long Short Credit Fund	146
Multi-Asset Income Fund	148
Risk Balanced Commodity Strategy Fund	148

Directory	153
Proxy Voting Policies and Procedures	154
Quarterly Portfolio Schedule	154
Neuberger Berman Long Short Credit Fund: Initial Consideration of the Management and Sub-Advisory Agreements	155

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2016 Neuberger Berman Management LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Flexible Select Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Inflation Managed Fund, Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund.

After a weak start, the global financial markets rallied and generated mixed results during the six months ended April 30, 2016. Investor sentiment was initially challenged given concerns over moderating growth in China, falling commodity prices and geopolitical issues. As widely expected, the U.S. Federal Reserve (Fed) raised interest rates for the first time in almost a decade in December 2015. Risk appetite then improved beginning in mid-February and continued during much of the remainder of the period. This turnaround was partially driven by the Fed's reduction in the number of interest rate hikes it expects to make in 2016. This, along with further policy accommodation from other central banks and rising commodity prices, supported risk assets.

All told, the U.S. equity market, as measured by the S&P 500® Index, gained 0.43% over the six month period. In contrast, international developed and emerging markets equities posted negative results. Within fixed income, longer-term U.S. Treasury yields declined and the overall bond market, as measured by the Barclays U.S. Aggregate Bond Index, gained 2.82% during the period. Finally, inflation remained generally well contained.

Looking ahead, we believe the U.S. economy has sufficient momentum to continue expanding as the year progresses. That being said, we feel growth will be fairly muted. While inflation could edge higher, we think it should remain fairly well contained. Against this backdrop, we anticipate the Fed will take a very gradual approach to normalizing monetary policy. From an investment perspective, we continue to have high conviction in our portfolio managers and believe their portfolios are well positioned for the current and coming environment.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Flexible Select Fund Commentary

Neuberger Berman Flexible Select Fund Institutional Class generated a –0.95% total return for the six months ended April 30, 2016 and underperformed its primary benchmark, the Russell 3000® Index, which provided a 0.06% return for the same period. The Fund also underperformed its secondary benchmark, a blended index composed of 75% Russell 3000 Index, 15% Barclays U.S. Aggregate Bond Index and 10% Citigroup US Three-Month Treasury Bill Index, which provided a 0.56% return. (Performance for all share classes is provided in the table immediately following this letter.) As of April 30, 2016, the Fund's portfolio allocation was 83.0% equity, 15.5% fixed income and 1.5% cash and cash equivalents.

As mentioned above, the Russell 3000 Index generated a modestly positive return during the reporting period. In terms of sectors, Utilities and Telecommunication Services were by far the best performers, but both have small weightings in the index. Information Technology and Health Care were the worst performing sectors over the period. U.S. fixed income generated positive returns over the last 6 months, as measured by the Barclays U.S. Aggregate Bond Index. In our view, in the U.S., high employment and moderately rising wages have been offset by weak overall economic activity. We believe the U.S. Federal Reserve will be dovish in tightening monetary policy, while other central banks globally continue to be stimulative by keeping interest rates low amidst an accommodative global monetary environment. In our view, inflation is likely to remain low, as supply/demand imbalances persist in the commodity markets.

Risk assets continued to generate gain in April, albeit at a more modest pace compared to March. U.S. equity markets posted positive returns, although they lagged their emerging market and commodity-sensitive developed market counterparts. The ongoing recovery in crude oil prices (gaining nearly 20% over the month of April alone) and commodity prices in general, as well as a decline in the U.S. dollar, supported these gains. Going forward, we anticipate more measured currency moves against the dollar, but believe the dollar is supported by a benign federal funds rate path that is currently priced in and the aggressive easing of other major central banks still in the pipeline.

Over the six-month period, sector selection in the equity portion of the portfolio had a negative contribution to relative performance, led by an underweight to the Materials sector relative to the benchmark. Security selection also had a negative contribution to relative performance, driven by holdings in the Consumer Discretionary and Industrials sectors. The allocations to fixed income and cash were additive to performance over the reporting period.

At this juncture, we continue to look for evidence of an earnings revival and an improved business cycle. After the recent rally in equities, non-investment grade debt, and commodities, risk assets do not look to us particularly cheap. Meanwhile, we continue to be vigilant on the risk front, as global economic growth, global central bank policy, commodity prices and geopolitical uncertainty remain top of mind. That being said, we believe the potential for an extended business cycle and additional policy support will keep the probability of a near-term recession low. Against this backdrop, we believe investors should brace for ongoing volatility, but embrace a cautiously optimistic outlook on risk assets.

Sincerely,

JOSEPH V. AMATO AND ERIK KNUTZEN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Flexible Select Fund

TICKER SYMBOLS

Institutional Class	NFLIX
Class A	NFLAX
Class C	NFLCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	12.5%
Consumer Staples	9.4
Energy	7.6
Financials	16.8
Health Care	10.2
Industrials	6.9
Information Technology	15.6
Materials	1.0
Telecommunication Services	1.4
Utilities	1.6
Mutual Funds	15.5
Short-Term Investments	1.5
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS6

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	Life of Fund
At NAV
Institutional Class	05/31/2013	–0.95%	–4.00%	6.16%
Class A	05/31/2013	–1.09%	–4.31%	5.79%
Class C	05/31/2013	–1.38%	–5.03%	5.02%
With Sales Charge
Class A		–6.81%	–9.81%	3.67%
Class C		–2.33%	–5.94%	5.02%
Index
Russell 3000® Index[1,2]		0.06%	–0.18%	9.69%
75% Russell 3000® Index, 15% Barclays U.S. Aggregate Bond Index and 10% Citigroup US Three-Month Treasury Bill Index[1,2]		0.56%	0.47%	7.79%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.19%, 1.59% and 2.36% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.87%, 1.23% and 1.98% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Allocation Fund Commentary

Neuberger Berman Global Allocation Fund Institutional Class generated a –0.86% total return for the six months ended April 30, 2016 and underperformed its benchmark, a blend consisting of 60% MSCI All Country World Index (ACWI) and 40% Barclays Global Aggregate Index, which provided a 2.10% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets generated mixed returns during the reporting period. Emerging markets stocks outperformed other regions. U.S. stocks performed positively, while non-U.S. developed markets stocks were modestly negative. In fixed income markets, the U.S., non-U.S. developed and emerging markets all generated positive returns, led by the non-U.S. developed markets. In our view, in the U.S., high employment and moderately rising wages were offset by weak overall economic activity. Europe is benefitting from aggressive central bank stimulus, but political risks are rising. Japan is threatened by negative interest rates and faltering growth, as "Abenomics," the economic program of the current government, loses traction. In China, policy makers are pushing short-term growth, but the aggressive stimulus may be jeopardizing longer-term prospects.

During the reporting period, fixed income assets as a whole were the largest positive contributors to the Fund's performance, particularly security selection within U.S. bonds. However, the underweight to the asset class relative to the benchmark as a whole detracted from performance, as the Barclays Global Aggregate outperformed the MSCI ACWI. Sector allocation within fixed income hurt performance, largely due to allocations to global Treasury Inflation-Protected Securities (TIPS) and short duration high yield.

Over the past six months, the Fund maintained a modest overweight to equities relative to its benchmark, a decision that detracted from performance. Security selection within non-U.S. developed markets and emerging markets was additive; security selection within U.S. equities detracted. The Fund's aggregate use of derivatives (futures and forward foreign currency contracts) contributed to performance during the period.

At this juncture, we continue to look for evidence of an earnings revival and improved business cycle. After the recent rally across global equities, non-investment grade debt, emerging markets debt and commodities, risk assets do not look to us particularly cheap. For the time being, we are maintaining our modest risk-on bias on a 12-month time horizon. Meanwhile, we continue to be vigilant on the risk front as global economic growth, global central bank policy, commodity prices and geopolitics remain top of mind. At the same time, we believe the potential for an extended business cycle and additional policy support will keep the probability of a near-term global recession low. Against this backdrop, we believe investors should brace for ongoing volatility, but embrace a cautiously optimistic outlook on risk assets. That being said, should business fundamentals and the macroeconomic environment show signs of improvement, we may lift some of that caution. We remain constructive on risk assets, with a bias towards equities, particularly in Europe, and credit over government securities.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK, WAI LEE AND AJAY JAIN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Allocation Fund

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX

PERFORMANCE HIGHLIGHTS3

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/29/2010	–0.86%	–6.42%	3.81%	4.81%
Class A	12/29/2010	–0.96%	–6.72%	3.45%	4.45%
Class C	12/29/2010	–1.27%	–7.37%	2.69%	3.68%
With Sales Charge
Class A		–6.64%	–12.08%	2.23%	3.30%
Class C		–2.26%	–8.29%	2.69%	3.68%
Index
60% MSCI All Country World Index and 40% Barclays Global Aggregate Index[1,2]		2.10%	–1.00%	3.92%	5.19%
MSCI All Country World Index[1,2]		–0.65%	–5.13%	5.26%	6.72%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 3.59%, 3.99% and 4.75% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 1.34%, 1.69% and 2.44% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Inflation Managed Fund Commentary

Neuberger Berman Inflation Managed Fund Institutional Class generated a –2.86% total return for the six months ended April 30, 2016. During this same time period, the Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index provided a 3.12% return while the U.S. Consumer Price Index was up 0.6%.1 (Performance for all share classes is provided in the table immediately following this letter.)

Investor sentiment fluctuated during the reporting period given mixed global economic data, uncertainty regarding future U.S. Federal Reserve (Fed) monetary policy and several geopolitical issues. In a well-telegraphed move, the Fed raised interest rates in December 2015—the first such occurrence in nearly a decade. However, the Fed has since remained on hold and pared back expectations for the number of interest rate increases in 2016. Against this backdrop, short-term Treasury yields edged higher, while longer-term rates declined over the period. Most non-Treasury securities produced positive total returns, but generated mixed results compared to equal-duration Treasuries during the period. Finally, inflation expectations remained generally well contained during the period.

The Fund's underperformance during the reporting period was largely driven by its allocations to master limited partnerships (MLPs), emerging markets equities, energy-related equities and commodities. The Fund used futures contracts during the reporting period, which was also a drag on results. The Fund's allocations to senior floating rate loans, materials-related equities, real estate investment trusts and TIPS contributed to the Fund's absolute performance, although they lagged the benchmark on a relative basis. Elsewhere, the Fund's dynamic overlay (flexible use of strategies in an attempt to capitalize on short-term changes in inflation expectations) was additive for performance.

There were several adjustments made to the portfolio during the reporting period. In particular, we modestly reduced our exposure to senior floating rate loans, global inflation-linked bonds and emerging markets.

The initial estimate for first quarter 2016 growth in the U.S. confirmed our expectation for a modest, albeit positive, reading. While several headwinds remain, we feel the economy will remain fairly resilient and continue to expand as the year progresses. We anticipate inflation will gradually move higher, although this has not yet been priced into the market. Regarding future Fed monetary policy, at its April meeting the central bank reiterated that future rate hikes will be data dependent. In our view, the Fed will take a measured and very cautious approach in terms of normalizing policy. We continue to believe that the Fund is well positioned, as we maintain a diversified portfolio of inflation-sensitive asset classes. In addition, with its dynamic overlay, we believe the Fund has the potential to provide attractive real returns in a variety of inflationary environments.

Sincerely,

THANOS BARDAS, ANDREW JOHNSON AND THOMAS J. MARTHALER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1  Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is one of the most frequently used statistics for identifying periods of inflation or deflation. The CPI is available monthly, so the value shown is from October 31, 2015 to April 30, 2016, and is not seasonally adjusted.

Inflation Managed Fund

TICKER SYMBOLS

Institutional Class	NDRIX
Class A	NDRAX
Class C	NDRCX
Class R6	NRIMX

PORTFOLIO BY TYPE OF

INVESTMENT STRATEGY

(as a % of Total Investment Strategies)
Commodities	9.4%
Emerging Markets	5.2
Global Treasury Inflation Protected Securities	30.7
High Yield Securities	11.0
Loans	1.2
Master Limited Partnerships	12.8
Real Estate Investment Trusts	8.3
S&P Energy	10.1
S&P Materials	11.3
Total	100.0%

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Common Stocks	32.9%
Government Securities	14.1
Master Limited Partnerships	9.4
Mutual Funds	27.0
U.S. Treasury Securities	13.2
Short-Term Investments	3.9
Liabilities, less cash, receivables and other assets	(0.5)*
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS4

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	Life of Fund
At NAV
Institutional Class	12/19/2012	–2.86%	–12.21%	–1.21%
Class A	12/19/2012	–2.94%	–12.31%	–1.49%
Class C	12/19/2012	–3.40%	–13.10%	–2.28%
Class R6[5]	05/11/2015	–2.79%	–12.05%	–1.16%
With Sales Charge
Class A		–8.50%	–17.32%	–3.21%
Class C		–4.37%	–13.97%	–2.28%
Index
Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index[1,2]		3.12%	1.23%	–0.43%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 3.16%, 3.61%, 4.33% and 3.90% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.99%, 1.34%, 2.09% and 0.93% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund Commentary

Neuberger Berman Long Short Fund Institutional Class generated a –0.61% total return for the six months ended April 30, 2016 but outperformed its primary benchmark, the HFRX Equity Hedge Index, which returned –3.94% for the same period. The Fund, however, underperformed the S&P 500® Index, which provided a 0.43% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Investor sentiment fluctuated during the reporting period given mixed global economic data, uncertainty regarding future U.S. Federal Reserve (Fed) monetary policy and several geopolitical events. In a well-telegraphed move, the Fed raised interest rates in December 2015—the first such occurrence in nearly a decade. However, the Fed has since remained on hold and pared back expectations for the number of interest rate increases in 2016. Against this backdrop, the U.S. and non-U.S. fixed income global financial markets generally posted modest gains during the reporting period.

We maintained our positive outlook on risk assets such as equities and high yield bonds during the reporting period. This was reflected in the Fund's net long exposure. Given our outlook for an ongoing economic expansion in the U.S., we continued to favor more cyclical industries, including those within the Consumer Discretionary and Industrials sectors.

We categorize our long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth continues to represent our largest allocation, followed by Total Return and Opportunistic. We continued to find what seemed to us to be more compelling opportunities in Capital Growth relative to Total Return, as higher interest rates could negatively impact longer duration assets and cash flows. The portfolio's short exposure includes "Fundamental" shorts and "Market" shorts. During the period, we continued to find more Fundamental short opportunities within the backdrop of heightened market volatility and our team's belief of greater dispersion within sectors. During the period, our Market shorts consisted primarily of sector-based exchange traded funds, coupled with short futures positions on broad-based U.S. equity indices.

The Fund's aggregate use of derivatives (futures, options and swaps) detracted from performance during the period.

We continue to believe that both equity and debt markets appear to be wrestling with two alternative views of future prospects—one in which growth remains muted indefinitely (economists like to describe this as "secular stagnation") versus a gradual normalization of economic growth rates. Under the first scenario, deflation concerns are likely to persist. However, we believe the U.S. economy will continue to grow steadily while a still highly accommodative Fed may create a longer-than-expected (albeit certainly slower than expected) U.S. business cycle. Should more robust growth eventually appear, we believe markets are much more prepared today than in the past for an eventual interest rate hike, especially for monetary tightening related to higher inflation. For now, however, it seems to us that the market worry leans toward too little growth (stagnation) as opposed to too much growth (potential for more inflation).

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Long Short Fund

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
	Long	Short
Common Stocks	71.5%	(10.2)%
Corporate Debt Securities	8.1	—
Exchange Traded Funds	—	(4.7)
Master Limited Partnerships	0.8	(0.4)
Purchased Options	0.2	—
Short-Term Investments	16.9	—
Cash, receivables and other assets, less liabilities	17.8*	—
Total	115.3%	(15.3)%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2011	–0.61%	–3.85%	6.08%
Class A	12/29/2011	–0.79%	–4.21%	5.69%
Class C	12/29/2011	–1.22%	–4.93%	4.91%
With Sales Charge
Class A		–6.50%	–9.73%	4.26%
Class C		–2.21%	–5.88%	4.91%
Index
HFRX Equity Hedge Index[1,2]		–3.94%	–8.31%	2.71%
S&P 500® Index[1,2]		0.43%	1.21%	14.68%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.67%, 2.05% and 2.79% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Credit Fund Commentary

Neuberger Berman Long Short Credit Fund Institutional Class generated a –2.73% total return for the six months ended April 30, 2016, resulting in mixed performance versus its benchmarks. During the period, the Fund outperformed the HFRX Fixed Income-Credit Index, which provided a –3.50% return. The Fund underperformed the Barclays U.S. Aggregate Bond Index, which provided a 2.82% return, and the BofA Merrill Lynch U.S. High Yield Master II Index, which provided a 2.25% return. (Performance for all share classes is provided in the table immediately following this letter.)

The credit markets have been quite volatile since November of 2015. During the reporting period, the BofA Merrill Lynch U.S. High Yield Master II Index posted three consecutive months (November, December and January) of sharply negative returns, which we believe was induced by macro gyrations, continued concerns over commodity prices, deteriorating growth trajectories in China and a sense of dread on earnings estimates for the fourth quarter of 2015. At the lows in February, we believed that risk assets were oversold and the high yield bond market was as attractive as we could remember. Using the BofA Merrill Lynch U.S. High Yield Master II Index as a proxy for the market, following negative returns in seven of the eight months from June 2015 through January 2016, the market rallied sharply in March and April. The rally was ignited, in our view, by signs that the Chinese economy had responded positively to simulative economic policy actions and the U.S. Federal Reserve would remain accommodative in its policy approach. As earnings season in the U.S. progressed and companies began to beat lowered expectations, we saw growth fears further diminish, investment funds flowed into credit, and the rally became a buying frenzy, culminating in a historic rally in March and April.

The Fund's performance during the period was driven by the Energy sector, where there was overall downward pressure, as well as the Industrials sector, where we saw an adverse idiosyncratic credit event in a single position in late 2015. Short bond positions also negatively impacted performance as the market rallied sharply in March and April.

The Fund's aggregate use of derivatives (such as option contracts, swaptions, futures contracts, swap contracts and forward contracts) as overlay hedges to the portfolio had an overall negative impact on the Fund's performance.

Looking forward, we will continue to build a portfolio that we believe can capture significant idiosyncratic opportunities. As market risk premiums and volatility in credit wax and wane, we see increased opportunities for our investment strategy. Our portfolio is constructed with the intention to benefit from both long and short fundamental idiosyncratic positioning. We are encouraged by what we believe we can achieve in the current environment and are of the view that the portfolio has the potential to be handsomely rewarded from both our long and short positioning.

Sincerely,

RICK DOWDLE AND NORMAN MILNER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Credit Fund

TICKER SYMBOLS

Institutional Class	NLNIX
Class A	NLNAX
Class C	NLNCX
Class R6	NRLNX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
	Long	Short
Common Stocks	0.1%	—%
Preferred Stocks	0.7	—
Corporate Debt Securities	42.5	(14.8)
Government Securities	3.1	(0.6)
Purchased Options	0.0	—
Short Term Investments	37.0	—
Cash, receivables and other assets, less liabilities	32.0*	—
Total	115.4%	(15.4)%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception Date	Six Month Period Ended 04/30/2016	Cumulative Total Return Ended 04/30/2016 Life of Fund
At NAV
Institutional Class	06/29/2015	–2.73%	–4.73%
Class A	06/29/2015	–2.86%	–4.97%
Class C	06/29/2015	–3.09%	–5.43%
Class R6	06/29/2015	–2.71%	–4.69%
With Sales Charge
Class A		–6.96%	–8.97%
Class C		–4.06%	–6.37%
Index
HFRX Fixed Income-Credit Index[1,2]		–3.50%	–6.09%
Barclays U.S. Aggregate Bond Index[1,2]		2.82%	4.76%
BofA Merrill Lynch U.S. High Yield Master II Index[1,2]		2.25%	–0.50%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2016, the 30-day SEC yields were 2.49%, 2.03%, 1.44% and 2.57% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.41%, 0.99%, 0.32% and 1.49% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for the current fiscal year are 2.67%, 3.04%, 3.79% and 2.60% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratios are 2.38%, 2.75%, 3.50% and 2.31% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Asset Income Fund Commentary

Neuberger Berman Multi-Asset Income Fund Institutional Class generated a 1.99% total return for the six months ended April 30, 2016 and outperformed its benchmark, a blend consisting of 60% Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index, which provided a 1.95% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets generated mixed returns during the reporting period. Emerging markets stocks outperformed other regions. U.S. stocks performed positively, while non-U.S. developed markets stocks were modestly negative. In fixed income, the U.S., non-U.S. developed and emerging markets all generated positive returns, led by the non-U.S. developed markets. In the U.S., high employment and moderately rising wages were offset by weak overall economic activity. Europe is benefitting from aggressive central bank stimulus, but political risks are rising. Japan is threatened by negative interest rates and faltering growth, as "Abenomics," the economic program of the current government, loses traction. In China, policy makers are pushing short-term growth, but the aggressive stimulus may be jeopardizing longer-term prospects.

During the reporting period, fixed income assets were the largest positive contributors to the Fund's performance. The underweight to the asset class as a whole relative to the Fund's benchmark detracted from performance, however, as the Barclays U.S. Aggregate Bond Index outperformed the S&P 500. Security selection within fixed income was additive, led by U.S. investment grade bonds; both high yield and emerging markets debt also contributed positively.

Over the past six months, the Fund maintained a modest overweight to equities relative to its benchmark, a decision that contributed to performance. Security selection within equity markets also detracted from returns, primarily in high dividend non-U.S. equities and Master Limited Partnerships (MLPs). However, security selection was additive in high dividend U.S. equities and high income real estate investment trusts (REITs). The Fund's aggregate use of derivatives (including futures contracts, forward contracts and written option contracts) had a negative impact on performance.

At this juncture, we continue to look for evidence of an earnings revival and improved business cycle. After the recent rally across global equities, non-investment grade debt, emerging markets debt and commodities, risk assets do not appear particularly cheap in our view. For the time being, we are maintaining our modest risk-on bias on a 12-month time horizon. Meanwhile, we continue to be vigilant on the risk front as global economic growth, global central bank policy, commodity prices and geopolitics remain top of mind. At the same time, we believe the potential for an extended business cycle and additional policy support will keep the probability of a near-term global recession low. Against this backdrop, we believe investors should brace for ongoing volatility, but embrace a cautiously optimistic outlook on risk assets. That being said, should business fundamentals and the macroeconomic environment show signs of improvement, we may lift some of that caution. We remain constructive on risk assets, with a bias towards equities, particularly in Europe, and credit over government securities.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK, WAI LEE AND AJAY JAIN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice

Multi-Asset Income Fund

TICKER SYMBOLS

Institutional Class	NANIX
Class A	NANAX
Class C	NANCX
Class R6	NRANX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Common Stocks	39.2%
Convertible Bonds	0.3
Convertible Preferred Stocks	0.1
Exchange Traded Funds	10.7
Master Limited Partnerships	4.2
Mutual Funds	36.7
Preferred Stocks	1.8
U.S. Government Agency Securities	0.8
U.S. Treasury Securities	5.4
Short-Term Investments	0.7
Cash, receivables and other assets, less liabilities	0.1 *
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	Life of Fund
At NAV
Institutional Class	03/27/2015	1.99%	–2.70%	–1.38%
Class A	03/27/2015	1.80%	–3.06%	–1.74%
Class C	03/27/2015	1.43%	–3.78%	–2.46%
Class R6	03/27/2015	2.02%	–2.63%	–1.31%
With Sales Charge
Class A		–2.54%	–7.20%	–5.51%
Class C		0.43%	–4.72%	–2.46%
Index
60% Barclays U.S. Aggregrate Bond Index and 40% S&P 500® Index[1,2]		1.95%	2.35%	2.76%
Barclays U.S. Aggregate Bond Index[1,2]		2.82%	2.72%	2.54%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2016, the 30-day SEC yields were 3.84%, 3.32%, 2.73% and 3.91% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.43%, 0.03%, -0.67% and 0.50% for Institutional Class, Class A, Class C and Class R6 shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 3.50%, 4.39%, 5.13% and 3.47% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.69%, 1.06%, 1.81% and 0.62% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Risk Balanced Commodity Strategy Fund Commentary

Neuberger Berman Risk Balanced Commodity Strategy Fund1 Institutional Class generated a total return of –2.26% for the six months ended April 30, 2016 and underperformed its benchmark, the Bloomberg Commodity Index, which posted a –2.06% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall commodity market was volatile during the six-month period. In general, the commodity complex was weak during the first four months of the period given concerns over global growth—especially China—as well as supply issues and the strengthening U.S. dollar. Certain commodities then rallied sharply over the last two months of the period. This turnaround was driven by several factors, including improving supply/demand trends for commodities such as oil, along with some encouraging economic data and the declining U.S. dollar.

The Fund's Dynamic Core strategy selects weights by focusing on risk, liquidity and yield.

Relative to the benchmark, the largest detractor from performance was an out-of-benchmark allocation to gas oil, which declined over the reporting period. An underweight to gold relative to the benchmark was also a headwind for results, given its double-digit gain for the period. Elsewhere, an underweight to soybeans was not rewarded given that market's strong performance over the reporting period. On the upside, underweights to crude oil and natural gas were beneficial for the Fund's relative results. Out-of-benchmark allocations to platinum and lead also contributed to results, as they posted positive returns over the period.

The Fund's Tactical Strategy actively manages the Dynamic Core exposures by taking advantage of short- to medium-term opportunities based on factors including macroeconomics, supply/demand, the pricing relationships between certain pairs of commodities and the shape of the futures curve. The Fund's tactical positioning modestly contributed to performance during the period.

The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts on individual commodities and other commodity-linked derivative instruments. The Fund's use of derivatives detracted from performance during the reporting period.

Looking ahead, we anticipate seeing more balance from a supply/demand perspective for certain commodities, including energy. Our outlook for the commodity complex is more constructive than it has been in recent years, as some of the supply/demand imbalances that have weighed on prices are beginning to correct themselves. That being said, we anticipate seeing continued periods of heightened volatility in the commodity market. This could be driven by a number of potential factors, including incoming global economic data, uncertainty regarding future monetary policy and geopolitical events and commodity-specific drivers of returns.

Sincerely,

WAI LEE, HAKAN KAYA, THOMAS SONTAG AND DAVID YI WAN
PORTFOLIO MANAGERS

[1]
Much of the Fund's investment exposure is accomplished through the use of derivatives which may not require the Fund to deposit the full notional amount of the investment with its counterparties, such as a futures commission merchant. The Fund's resulting cash balances are invested in a variety of conservative fixed income securities.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Risk Balanced Commodity Strategy Fund

TICKER SYMBOLS

Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Investments*)
Asset-Backed Securities	10.6%
Certificates of Deposit	1.2
Corporate Debt Securities	45.5
U.S. Government Agency Securities	1.3
Short-Term Investments	37.5
Cash, receivables and other assets, less liabilities	3.9 *
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives.

PORTFOLIO BY INVESTMENT EXPOSURE

TO COMMODITY DERIVATIVES

(as a % of Total Notional Value)
Commodity Futures:
Agriculture	24.3%
Energy	29.8
Industrial Metals	15.1
Livestock	8.0
Precious Metals	15.5
Softs	7.3
Total	100.0%

PERFORMANCE HIGHLIGHTS3

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	Life of Fund
At NAV
Institutional Class	08/27/2012	–2.26%	–17.33%	–12.72%
Class A	08/27/2012	–2.29%	–17.63%	–13.04%
Class C	08/27/2012	–2.68%	–18.14%	–13.68%
With Sales Charge
Class A		–7.86%	–22.34%	–14.43%
Class C		–3.65%	–18.96%	–13.68%
Index
Bloomberg Commodity Index[1,2]		–2.06%	–17.45%	–13.36%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.47%,1.84% and 2.70% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 1.10%, 1.46% and 2.21% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 17 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index and HFRX Fixed Income-Credit Index do take into account fees and expenses of investing since they are based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  During the period from December 2010 through April 2011, Neuberger Berman Global Allocation Fund had only one shareholder and the Fund was relatively small, which could have impacted Fund performance. During the period from August 2012 through January 2013, Neuberger Berman Risk Balanced Commodity Strategy Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

4  Effective February 28, 2015, Neuberger Berman Inflation Navigator Fund changed its name to Neuberger Berman Inflation Managed Fund.

5  The performance information for Class R6 prior to the class' inception date is that of the Institutional Class of Neuberger Berman Inflation Managed Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

6  Neuberger Berman Flexible Select Fund had a different investment strategy, which included limiting downside volatility and investments in only one affiliated Underlying Fund, prior to October 1, 2015. Its performance information prior to that date might have been different if current policies had been in effect.

*  On January 1, 2016, Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (NB LLC) transferred to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following this transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC (NBIA). In addition, as of the date of the transfer, the services previously provided by NB Alternative Investment Management LLC (NBAIM) are provided by NBIA.

  As of December 31, 2015, NBM served as each Fund's investment manager and administrator and each of NB LLC, NBFI and NBAIM served as certain Funds' adviser or sub-adviser. Following the consolidation, the investment professionals of NBM, NB LLC, NBFI and NBAIM who provided services to the Funds under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Neuberger Berman Management LLC** at (800) 877-9700, or visit our website at www.nb.com.

**  It is contemplated that effective July 1, 2016 Neuberger Berman Management LLC will merge with and into Neuberger Berman LLC, which will assume the role of distributor to the Funds.

Glossary of Indices

Barclays Global Aggregate Index:

The index measures global investment grade debt from twenty-four different local currency markets and includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The index is largely comprised of three major regional aggregate components: the Barclays U.S. Aggregate Bond Index, the Barclays Pan-European Aggregate Bond Index, and the Barclays Asian-Pacific Aggregate Index. In addition to securities from these three indices, the Barclays Global Aggregate Index also includes investment grade Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in these three indices.

Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

60% Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index:	The blended index is composed of 60% Barclays U.S. Aggregate Bond Index (described above) and 40% S&P 500® Index (described below), and is rebalanced monthly.
Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index:

The index is the 1-10 year component of the Barclays U.S. TIPS Index (Series-L). The Barclays U.S. TIPS Index (Series-L) tracks the performance of inflation-protection securities issued by the U.S. Treasury.

Bloomberg Commodity Index:

The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in Treasury Bills.

BofA Merrill Lynch U.S. High Yield Master II Index:

The index is an unmanaged market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Qualifying bonds must have at least one year remaining to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Qualifying bonds are capitalization weighted.

Citigroup US Three-Month Treasury Bill Index:

The index measures monthly return equivalents of short-term US cash yield averages that are not marked to market. The Three-Month Treasury Bill Index consists of the last three three-month Treasury bill month-end rates.

HFRX Fixed Income-Credit Index:

The index tracks the performance of hedge fund strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.

Glossary of Indices (cont'd)

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

60% MSCI All Country World Index and 40% Barclays Global Aggregate Index:	The blended index is composed of 60% MSCI All Country World Index (described above) and 40% Barclays Global Aggregate Index (described above), and is rebalanced monthly.
Russell 3000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the 3,000 largest U.S. public companies based on total market capitalization. The index is rebalanced annually in June.

75% Russell 3000 Index, 15% Barclays U.S. Aggregate Bond Index and 10% Citigroup US Three-Month Treasury Bill Index:

The blended index is composed of 75% Russell 3000 Index (described above), 15% Barclays U.S. Aggregate Bond Index (described above) and 10% Citigroup US Three-Month Treasury Bill Index (described above), and is rebalanced monthly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2016 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 4/30/16 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During the Period(1) 11/1/15 - 4/30/16	Expense Ratio	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During the Period(2) 11/1/15 - 4/30/16	Expense Ratio
Flexible Select Fund
Institutional Class	$1,000.00	$990.50	$4.01	0.81%	$1,000.00	$1,020.84	$4.07	0.81%
Class A	$1,000.00	$989.10	$5.79	1.17%	$1,000.00	$1,019.05	$5.87	1.17%
Class C	$1,000.00	$986.20	$9.48	1.92%	$1,000.00	$1,015.32	$9.62	1.92%
Global Allocation Fund
Institutional Class	$1,000.00	$991.40	$5.89	1.19%	$1,000.00	$1,018.95	$5.97	1.19%
Class A	$1,000.00	$990.40	$7.62	1.54%	$1,000.00	$1,017.21	$7.72	1.54%
Class C	$1,000.00	$987.30	$11.32	2.29%	$1,000.00	$1,013.48	$11.46	2.29%
Inflation Managed Fund
Institutional Class	$1,000.00	$971.40	$3.68	0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Class A	$1,000.00	$970.60	$5.54	1.13%	$1,000.00	$1,019.24	$5.67	1.13%
Class C	$1,000.00	$966.00	$9.19	1.88%	$1,000.00	$1,015.51	$9.42	1.88%
Class R6	$1,000.00	$972.10	$3.43	0.70%	$1,000.00	$1,021.38	$3.52	0.70%
Long Short Fund
Institutional Class	$1,000.00	$993.90	$9.52	1.92%	$1,000.00	$1,015.32	$9.62	1.92%
Class A	$1,000.00	$992.10	$11.34	2.29%	$1,000.00	$1,013.48	$11.46	2.29%
Class C	$1,000.00	$987.80	$14.98	3.03%	$1,000.00	$1,009.80	$15.14	3.03%
Long Short Credit Fund
Institutional Class	$1,000.00	$972.70	$10.94	2.23%	$1,000.00	$1,014.72	$11.17	2.23%
Class A	$1,000.00	$971.40	$12.11	2.47%	$1,000.00	$1,013.48	$12.36	2.47%
Class C	$1,000.00	$969.10	$14.49	2.96%	$1,000.00	$1,011.04	$14.79	2.96%
Class R6	$1,000.00	$972.90	$10.60	2.16%	$1,000.00	$1,015.02	$10.82	2.16%
Multi-Asset Income Fund
Institutional Class	$1,000.00	$1,019.90	$2.11	0.42%	$1,000.00	$1,022.77	$2.11	0.42%
Class A	$1,000.00	$1,018.00	$3.96	0.79%	$1,000.00	$1,020.93	$3.97	0.79%
Class C	$1,000.00	$1,014.30	$7.71	1.54%	$1,000.00	$1,017.21	$7.72	1.54%
Class R6	$1,000.00	$1,020.20	$1.76	0.35%	$1,000.00	$1,023.12	$1.76	0.35%
Risk Balanced Commodity Strategy
Institutional Class	$1,000.00	$977.40	$5.41	1.10%	$1,000.00	$1,019.39	$5.52	1.10%
Class A	$1,000.00	$977.10	$7.18	1.46%	$1,000.00	$1,017.60	$7.32	1.46%
Class C	$1,000.00	$973.20	$10.84	2.21%	$1,000.00	$1,013.87	$11.07	2.21%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

Schedule of Investments Flexible Select Fund (Unaudited) 4/30/16

	Number of Shares	Value† (000's omitted)
Common Stocks (83.0%)
Air Freight & Logistics (1.5%)
FedEx Corp.	8,950	$1,478
Airlines (2.5%)
Delta Air Lines, Inc.	40,004	1,667
JetBlue Airways Corp.	35,533	703	*
		2,370
Banks (8.4%)
Citigroup, Inc.	15,814	732
JPMorgan Chase & Co.	60,354	3,814
PNC Financial Services Group, Inc.	28,650	2,515
Wells Fargo & Co.	20,920	1,046
		8,107
Capital Markets (6.6%)
Bank of New York Mellon Corp.	21,748	875
BlackRock, Inc.	6,871	2,448
Goldman Sachs Group, Inc.	18,487	3,034
		6,357
Electronic Equipment, Instruments & Components (2.3%)
CDW Corp.	57,722	2,222
Food & Staples Retailing (6.9%)
Costco Wholesale Corp.	19,446	2,880
CVS Health Corp.	26,747	2,688
Whole Foods Market, Inc.	37,474	1,090
		6,658
Food Products (1.7%)
Mondelez International, Inc. Class A	38,081	1,636
Health Care Equipment & Supplies (2.4%)
Zimmer Biomet Holdings, Inc.	19,553	2,264
Health Care Providers & Services (2.9%)
Anthem, Inc.	9,308	1,310
HCA Holdings, Inc.	18,133	1,462	*
		2,772
Household Durables (2.4%)
Lennar Corp. Class A	49,935	2,263
	Number of Shares	Value† (000's omitted)
Independent Power and Renewable Electricity Producers (1.6%)
Calpine Corp.	45,647	$720	*
Dynegy, Inc.	46,564	821	*
		1,541
Insurance (1.8%)
American International Group, Inc.	16,437	917
Prudential Financial, Inc.	11,112	863
		1,780
Internet Software & Services (0.7%)
Alphabet, Inc. Class C	1,028	712	*
IT Services (0.8%)
Leidos Holdings, Inc.	14,891	739
Life Sciences Tools & Services (0.7%)
ICON PLC	9,754	659	*
Machinery (0.9%)
Joy Global, Inc.	42,016	895
Media (5.3%)
Comcast Corp. Class A	29,171	1,772
Nexstar Broadcasting Group, Inc. Class A	15,270	784
Twenty-First Century Fox, Inc. Class A	52,797	1,598
Walt Disney Co.	9,600	991
		5,145
Metals & Mining (1.0%)
Newmont Mining Corp.	26,914	941
Oil, Gas & Consumable Fuels (7.6%)
Cabot Oil & Gas Corp.	103,473	2,421
EOG Resources, Inc.	20,317	1,679
Pioneer Natural Resources Co.	15,156	2,518
Valero Energy Corp.	12,692	747
		7,365
Personal Products (0.8%)
Unilever NV	17,125	754
Pharmaceuticals (4.3%)
Pfizer, Inc.	55,207	1,806
	Number of Shares	Value† (000's omitted)
Teva Pharmaceutical Industries Ltd. ADR	42,134	$2,294
		4,100
Professional Services (0.8%)
WageWorks, Inc.	13,684	737	*
Semiconductors & Semiconductor Equipment (3.3%)
ASML Holding NV	12,203	1,179	*
NXP Semiconductors NV	23,845	2,033	*
		3,212
Software (6.3%)
Adobe Systems, Inc.	7,447	702	*
Check Point Software Technologies Ltd.	9,636	798	*
Intuit, Inc.	24,155	2,437
Oracle Corp.	38,855	1,549
Rovi Corp.	33,136	584	*
		6,070
Specialty Retail (2.9%)
Burlington Stores, Inc.	12,900	735	*
Lithia Motors, Inc. Class A	13,530	1,123
Office Depot, Inc.	155,169	913	*
		2,771
Technology Hardware, Storage & Peripherals (2.1%)
Apple, Inc.	21,967	2,059
Textiles, Apparel & Luxury Goods (1.9%)
Deckers Outdoor Corp.	22,449	1,298	*
Luxottica Group SpA ADR	10,182	557
		1,855
Trading Companies & Distributors (1.2%)
AerCap Holdings NV	29,008	1,161	*
Wireless Telecommunication Services (1.4%)
T-Mobile US, Inc.	35,253	1,385	*
Total Common Stocks (Cost $75,962)		80,008

See Notes to Schedule of Investments

Schedule of Investments Flexible Select Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
Mutual Funds (15.5%)
Neuberger Berman Core Bond Fund Institutional Class	774,712	$8,142	§§
Neuberger Berman Unconstrained Bond Fund Institutional Class	747,604	6,820	§§
Total Mutual Funds (Cost $14,929)		14,962
Short-Term Investments (1.5%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.16% (Cost $1,447)	1,447,240	1,447	[d]
Total Investments (100.0%) (Cost $92,338)		96,417	##
Cash, receivables and other assets, less liabilities (0.0%)		3
Total Net Assets (100.0%)		$96,420

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) 4/30/16

	Number of Shares	Value† (000's omitted)
Long Positions (111.2%)
Common Stocks (54.3%)
Australia (0.8%)
AGL Energy Ltd.	1,381	$19
BlueScope Steel Ltd.	2,020	10
CIMIC Group Ltd.	810	22
CSL Ltd.	48	4
Dexus Property Group	3,472	22
GPT Group	3,254	12
Mirvac Group	7,665	11
Qantas Airways Ltd.	13,301	32	*
Scentre Group	5,892	21
Vicinity Centres	5,120	13
		166
Austria (0.5%)
OMV AG	1,882	56
Raiffeisen Bank International AG	727	12	*
voestalpine AG	1,203	43
		111
Belgium (0.4%)
Ageas	306	12
AGFA-Gevaert NV	3,460	14	*
Bekaert NV	146	6
Cie d'Entreprises CFE	177	18
D'ieteren SA	485	21
Delhaize Group	106	11
KBC Groep NV	135	8
		90
Canada (1.1%)
Alimentation Couche-Tard, Inc. Class B	1,099	48	ØØ
Barrick Gold Corp.	1,293	25
Encana Corp.	1,844	14
First Quantum Minerals Ltd.	1,822	15
George Weston Ltd.	55	5	ØØ
Goldcorp, Inc.	883	18
Hudson's Bay Co.	1,475	20	ØØ
Kinross Gold Corp.	3,074	17	*ØØ
	Number of Shares	Value† (000's omitted)
Magna International, Inc.	466	$20	ØØ
Metro, Inc.	935	31	ØØ
Rogers Communications, Inc. Class B	337	13	ØØ
TELUS Corp.	152	5
		231
Denmark (0.3%)
Dfds A/S	575	23
ISS A/S	698	26
Vestas Wind Systems A/S	97	7
		56
Finland (0.3%)
Neste OYJ	149	5
Stora Enso OYJ, R Shares	1,117	10
UPM-Kymmene OYJ	2,126	40
		55
France (1.2%)
BNP Paribas SA	430	23
Christian Dior SE	149	26
Cie de Saint-Gobain	476	22
Cie Generale des Etablissements Michelin	213	22
Credit Agricole SA	1,304	14
Peugeot SA	2,290	37	*
Renault SA	503	49
Sanofi	122	10
Societe Generale SA	373	15
Vinci SA	379	28
		246
Germany (0.8%)
Deutsche Lufthansa AG	1,335	21
GEA Group AG	457	21
Hannover Rueck SE	242	27
LANXESS AG	450	23
MAN SE	214	23
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	25	5
OSRAM Licht AG	249	13
SMA Solar Technology AG	163	9	*
Volkswagen AG	62	10
	Number of Shares	Value† (000's omitted)
Volkswagen AG, Preference Shares	115	$17
		169
Hong Kong (0.2%)
CK Hutchison Holdings Ltd.	1,500	18
HKT Trust & HKT Ltd.	6,000	9
Jardine Matheson Holdings Ltd.	200	11
MTR Corp. Ltd.	2,500	12
SmarTone Telecommunications Holdings Ltd.	2	0	Z
		50
Ireland (0.5%)
AerCap Holdings NV	1,267	51	*ØØ
Experian PLC	1,137	21
Ryanair Holdings PLC ADR	452	36	ØØ
		108
Israel (0.8%)
Check Point Software Technologies Ltd.	615	51	*ÈØØ
NICE-Systems Ltd. ADR	187	12
Teva Pharmaceutical Industries Ltd. ADR	1,671	91	[g]
		154
Italy (0.8%)
Atlantia SpA	402	11
Banco Popolare SC	753	5
DiaSorin SpA	84	5
Enel SpA	5,307	24
ERG SpA	376	5
Luxottica Group SpA ADR	465	25	ØØ
Prysmian SpA	745	18
Recordati SpA	1,843	47
UniCredit SpA	3,582	14
		154
Japan (2.2%)
Astellas Pharma, Inc.	400	5

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
Central Japan Railway Co.	200	$35	ØØ
Daiichi Sankyo Co. Ltd.	1,100	26	ØØ
FUJIFILM Holdings Corp.	400	16	ØØ
Hakuhodo DY Holdings, Inc.	1,500	17
Iida Group Holdings Co. Ltd.	200	4	ØØ
ITOCHU Corp.	800	10	ØØ
Japan Airlines Co. Ltd.	300	11	ØØ
JX Holdings, Inc.	2,400	10
Kaken Pharmaceutical Co. Ltd.	100	5	ØØ
Kansai Electric Power Co., Inc.	500	4	*
KDDI Corp.	800	23	ØØ
Marubeni Corp.	1,000	5
Medipal Holdings Corp.	1,100	17	ØØ
Mitsubishi Corp.	1,500	25	ØØ
Mitsubishi Motors Corp.	4,600	19
Mitsubishi Tanabe Pharma Corp.	500	9
Mitsubishi UFJ Financial Group, Inc.	4,500	21	ØØ
Mitsui OSK Lines Ltd.	2,000	4
Nippon Paper Industries Co. Ltd.	500	10
Nippon Telegraph & Telephone Corp.	800	36	ØØ
Nippon Yusen KK	12,000	23	ØØ
Nissan Motor Co. Ltd.	1,300	12	ØØ
NTT DOCOMO, Inc.	300	7	ØØ
Obayashi Corp.	500	5
Renesas Electronics Corp.	700	4	*
Resona Holdings, Inc.	1,900	7	ØØ
	Number of Shares	Value† (000's omitted)
Sojitz Corp.	5,500	$11	ØØ
Sumitomo Chemical Co. Ltd.	3,000	14	ØØ
Sumitomo Corp.	900	10	ØØ
Sumitomo Mitsui Financial Group, Inc.	700	21	ØØ
Tokyo Broadcasting System Holdings, Inc.	500	7
Tokyo Electric Power Co. Holdings, Inc.	3,000	16	*ØØ
Toppan Printing Co. Ltd.	1,000	9
Yamada Denki Co. Ltd.	1,000	5
		463
Netherlands (1.1%)
Akzo Nobel NV	256	18
ASML Holding NV	525	51	ØØ
ING Groep NV	417	5
Koninklijke Ahold NV	1,020	22
NN Group NV	1,188	41
NXP Semiconductors NV	593	51	*ØØ
Randstad Holding NV	438	24
Royal Dutch Shell PLC, A Shares	856	22
		234
Norway (0.0%)
Orkla ASA	555	5
Portugal (0.0%)
Jeronimo Martins SGPS SA	301	5
Singapore (0.2%)
Wilmar International Ltd.	13,700	38
South Africa (0.1%)
Mondi PLC	1,132	22
Spain (0.2%)
Acciona SA	322	26	ØØ
		Number of Shares	Value† (000's omitted)
Gamesa Corporacion Tecnologica SA		1,023	$20	ØØ
			46
Sweden (0.6%)
Boliden AB		1,147	20
Fingerprint Cards AB Class B		104	6	*
L E Lundbergforetagen AB, B Shares		456	25
Swedish Match AB		774	24
Telefonaktiebolaget LM Ericsson, B Shares		1,479	12
Volvo AB, B Shares		3,141	37
			124
Switzerland (1.4%)
Aryzta AG		122	5	*
BKW AG		898	39
Coca-Cola HBC AG		1,043	21	*
Galenica AG		3	4
Georg Fischer AG		31	25
Lonza Group AG		198	33
Roche Holding AG		30	8
Schindler Holding AG		104	19
Swiss Life Holding AG		252	64	*
Swiss Re AG		307	27
UBS Group AG		1,268	22
Wizz Air Holdings PLC		690	19	*
			286
United Kingdom (2.9%)
3	i Group PLC	3,284	23
AstraZeneca PLC		285	16
Barclays PLC		5,988	15
Berendsen PLC		1,089	19
BT Group PLC		4,843	31
DS Smith PLC		8,752	49
easyJet PLC		975	21
Fiat Chrysler Automobiles NV		1,437	11
GKN PLC		3,724	15

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
GlaxoSmithKline PLC	2,212	$47
Greene King PLC	2,062	25
HSBC Holdings PLC	1,846	12
Inchcape PLC	1,891	19
J Sainsbury PLC	5,393	23
Moneysuper market.com Group PLC	6,272	29
National Express Group PLC	6,989	33
Oxford Instruments PLC	1,256	12
Petrofac Ltd.	1,113	14
QinetiQ Group PLC	5,660	18
Rexam PLC	2,287	21
Spire Healthcare Group PLC	1,026	5	ñ
Stagecoach Group PLC	5,215	20
Tesco PLC	3,091	8	*
Unilever NV	786	34	ØØ
William Hill PLC	4,361	20
WM Morrison Supermarkets PLC	18,522	52
		592
United States (37.9%)
AbbVie, Inc.	170	10
Abercrombie & Fitch Co. Class A	157	4	È
Activision Blizzard, Inc.	402	14	ØØ
Adobe Systems, Inc.	146	14	*
ADT Corp.	505	21
Aetna, Inc.	273	31	ÈØØ
AGL Resources, Inc.	1,114	73	ØØ
Alaska Air Group, Inc.	604	43	[g]
Alexion Pharmaceuticals, Inc.	24	3	*
Allergan PLC	81	18	*ØØ
Alliance Data Systems Corp.	65	13	*ØØ
Allison Transmission Holdings, Inc.	785	23	ØØ
	Number of Shares	Value† (000's omitted)
Allscripts Healthcare Solutions, Inc.	1,007	$13	*ØØ
Ally Financial, Inc.	877	16	*ØØ
Alphabet, Inc. Class A	33	23	*ØØ
Alphabet, Inc. Class C	94	65	*[g]
Altria Group, Inc.	820	51	ÈØØ
Amazon.com, Inc.	9	6	*
Amdocs Ltd.	853	48	ØØ
AMERCO	107	38	[g]
American Capital Agency Corp.	266	5
American Electric Power Co., Inc.	409	26
American Financial Group, Inc.	484	33	ØØ
American International Group, Inc.	937	52	ØØ
American National Insurance Co.	55	6	È
Amgen, Inc.	97	15	ØØ
Annaly Capital Management, Inc.	477	5
Anthem, Inc.	581	82	ØØg
Apple, Inc.	2,104	197	[g]
Arrow Electronics, Inc.	379	24	*ØØ
Ashland, Inc.	380	42	ØØ
Assurant, Inc.	585	49	[g]
Assured Guaranty Ltd.	534	14	ØØ
AT&T, Inc.	485	19
Avery Dennison Corp.	363	26	ØØ
Avnet, Inc.	2,444	100	[g]
AVX Corp.	2,300	30	È
Axis Capital Holdings Ltd.	87	5
Bank of America Corp.	2,932	43	[g]
Bank of Hawaii Corp.	477	33
Bank of New York Mellon Corp.	1,909	77	Èg
BankUnited, Inc.	2,860	99	ÈØØ
	Number of Shares	Value† (000's omitted)
Becton, Dickinson & Co.	46	$7	ØØ
Bemis Co., Inc.	490	25	ØØ
Berkshire Hathaway, Inc. Class B	269	39	*ØØ
Best Buy Co., Inc.	204	7	ØØ
Biogen, Inc.	24	7	*
BlackRock, Inc.	86	31	ÈØØ
Bristol-Myers Squibb Co.	347	25	ØØ
Burlington Stores, Inc.	588	33	*ØØ
C.R. Bard, Inc.	130	28
Cablevision Systems Corp. Class A	150	5	ØØ
Cabot Corp.	525	26	ØØ
Cabot Oil & Gas Corp.	1,930	45	ØØg
CACI International, Inc. Class A	47	5	*
Cadence Design Systems, Inc.	1,089	25	*
Cal-Maine Foods, Inc.	139	7	È
Calpine Corp.	2,084	33	*
Campbell Soup Co.	166	10
Capital One Financial Corp.	595	43	ÈØØ
Cardinal Health, Inc.	297	23	ØØ
Carnival Corp.	355	17	ÈØØ
Carnival PLC	618	31
CDW Corp.	1,277	49	[g]
Celgene Corp.	238	25	*
CenturyLink, Inc.	868	27	ÈØØ
Charles River Laboratories International, Inc.	427	34	*[g]
Cigna Corp.	213	30	[g]
Cisco Systems, Inc.	3,070	84	[g]
CIT Group, Inc.	158	5
Citigroup, Inc.	1,787	83	[g]
Citizens Financial Group, Inc.	231	5
Clorox Co.	208	26	ØØ
CME Group, Inc.	466	43	ØØ
Comcast Corp. Class A	1,958	119	ØØg

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
Community Health Systems, Inc.	430	$8	*ÈØØ
Computer Sciences Corp.	656	22	ÈØØ
ConAgra Foods, Inc.	1,654	74	ØØg
Consolidated Edison, Inc.	65	5
Cooper Tire & Rubber Co.	143	5
Costco Wholesale Corp.	701	104	[g]
CVS Health Corp.	1,054	106	[g]
Danaher Corp.	245	24
Darden Restaurants, Inc.	74	5
Delta Air Lines, Inc.	510	21	ØØ
DENTSPLY SIRONA, Inc.	949	57	ØØg
Dow Chemical Co.	233	12	ØØ
eBay, Inc.	733	18	*ØØ
Ecolab, Inc.	164	19
EMC Corp.	184	5
EMCOR Group, Inc.	505	24
Ennis, Inc.	653	13
Entergy Corp.	351	26	ØØ
EOG Resources, Inc.	821	68	Èg
Equifax, Inc.	184	22
Equinix, Inc.	26	9
Everest Re Group Ltd.	96	18
Exelon Corp.	1,111	39
Express Scripts Holding Co.	442	33	*ØØ
Exxon Mobil Corp.	934	83	[g]
Facebook, Inc. Class A	130	15	*
FedEx Corp.	135	22	ØØ
Fidelity National Information Services, Inc.	204	13
FirstEnergy Corp.	407	13
General Electric Co.	588	18	ØØ
General Mills, Inc.	285	17	ØØ
	Number of Shares	Value† (000's omitted)
General Motors Co.	354	$11	ØØ
Genuine Parts Co.	318	31	ØØ
Gilead Sciences, Inc.	246	22	ØØ
GNC Holdings, Inc. Class A	754	18	ØØ
Goldman Sachs Group, Inc.	542	89	ØØg
Goodyear Tire & Rubber Co.	431	12	ØØ
Great Plains Energy, Inc.	964	30	ØØ
Hasbro, Inc.	266	23	ØØ
Hawaiian Holdings, Inc.	371	16	*ÈØØ
HCA Holdings, Inc.	925	75	*ØØg
Hilton Worldwide Holdings, Inc.	1,059	23	È
HollyFrontier Corp.	145	5
Hologic, Inc.	741	25	*
Home Depot, Inc.	373	50	[g]
Hormel Foods Corp.	230	9
HP, Inc.	834	10	ÈØØ
Humana, Inc.	27	5
ICON PLC	442	30	*ÈØØ
Ingram Micro, Inc. Class A	1,603	56	[g]
Ingredion, Inc.	227	26	ØØ
Intel Corp.	152	5
Intuit, Inc.	868	88	ØØ
Jack Henry & Associates, Inc.	153	12	ØØ
Jacobs Engineering Group, Inc.	729	32	*ÈØØ
JC Penney Co., Inc.	757	7	*È
JetBlue Airways Corp.	2,435	48	*ØØ
Johnson & Johnson	494	55	ØØ
JPMorgan Chase & Co.	3,942	249	ØØ
Juniper Networks, Inc.	372	9	ØØ
Kohl's Corp.	144	6	È
Kroger Co.	171	6	ØØ
	Number of Shares	Value† (000's omitted)
L-3 Communications Holdings, Inc.	492	$65	[g]
Leidos Holdings, Inc.	681	34	ØØ
Lennar Corp. Class A	1,568	71	ØØ
Level 3 Communications, Inc.	334	17	*ØØ
Liberty Braves Group Class C	34	1	*
Liberty Broadband Corp. Class C	351	20	*
Liberty Media Group Class C	85	2	*
Liberty SiriusXM Group Class C	341	11	*
Lithia Motors, Inc. Class A	543	45
Lockheed Martin Corp.	23	5
Markit Ltd.	1,636	57	*ØØ
Marvell Technology Group Ltd.	885	9
MasterCard, Inc. Class A	427	41	ØØ
Mattel, Inc.	1,109	34
McDonald's Corp.	72	9
Medtronic PLC	138	11	ØØ
Merck & Co., Inc.	290	16	ØØ
MetLife, Inc.	340	15	ØØ
Microsoft Corp.	1,309	65	[g]
Mondelez International, Inc. Class A	1,317	57	[g]
Motorola Solutions, Inc.	559	42	[g]
Mylan NV	114	5	*
National Fuel Gas Co.	321	18	ÈØØ
NCR Corp.	527	15	*È
Newell Brands, Inc.	1,054	48	ÈØØ
Newmont Mining Corp.	1,243	43	[g]
NextEra Energy, Inc.	156	18	ØØ

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
NiSource, Inc.	1,765	$40	ØØ
Nuance Communications, Inc.	3,256	56	*ØØ
NuVasive, Inc.	142	8	*ØØ
NVIDIA Corp.	168	6	È
Office Depot, Inc.	6,217	37	*ØØ
Oracle Corp.	1,330	53	[g]
Orbital ATK, Inc.	149	13	ØØ
Ormat Technologies, Inc.	164	7
PBF Energy, Inc. Class A	152	5
People's United Financial, Inc.	1,558	24	ØØ
PepsiCo, Inc.	47	5	ØØ
Pfizer, Inc.	3,189	104	ØØ
Philip Morris International, Inc.	484	47
Phillips 66	190	16	ØØ
Pioneer Natural Resources Co.	504	84	ØØ
Pitney Bowes, Inc.	1,625	34	È
PNC Financial Services Group, Inc.	1,256	110	[g]
Pool Corp.	287	25	ØØ
Popular, Inc.	478	14	ØØ
PRA Health Sciences, Inc.	327	16	*
Priceline Group, Inc.	10	13	*ØØ
Procter & Gamble Co.	592	47	ØØ
Prudential Financial, Inc.	538	42	Èg
Public Service Enterprise Group, Inc.	527	24	ØØ
Ralph Lauren Corp.	164	15	ÈØØ
Regeneron Pharmaceuticals, Inc.	7	3	*È
Reinsurance Group of America, Inc.	314	30	ØØ
	Number of Shares	Value† (000's omitted)
Reliance Steel & Aluminum Co.	736	$54	[g]
Republic Services, Inc.	202	9
Rite Aid Corp.	1,938	16	*ØØ
Roper Technologies, Inc.	115	20	ØØ
Royal Caribbean Cruises Ltd.	82	6	ØØ
Schlumberger Ltd.	269	22	ØØ
Sensient Technologies Corp.	573	39	ØØ
ServiceMaster Global Holdings, Inc.	1,557	60	*[g]
Spire, Inc.	569	36
Spirit AeroSystems Holdings, Inc. Class A	612	29	*[g]
Stanley Black & Decker, Inc.	149	17	ØØ
SunTrust Banks, Inc.	337	14
SYNNEX Corp.	88	7
T-Mobile US, Inc.	630	25	*ØØ
Target Corp.	609	48	ØØ
Tech Data Corp.	242	17	*ØØ
Teleflex, Inc.	170	26	ØØ
Teradata Corp.	258	7	*
Teradyne, Inc.	794	15	ØØ
Tesoro Corp.	91	7	ØØ
Texas Instruments, Inc.	492	28	È
Thermo Fisher Scientific, Inc.	484	70	ØØ
Thomson Reuters Corp.	201	8	ØØ
Time Warner Cable, Inc.	60	13	ØØ
Time Warner, Inc.	644	48	ØØ
Total System Services, Inc.	455	23	ØØ
	Number of Shares	Value† (000's omitted)
Trinity Industries, Inc.	494	$10
Twenty-First Century Fox, Inc. Class A	2,291	69	ØØ
Twenty-First Century Fox, Inc. Class B	512	15	ØØ
Tyler Technologies, Inc.	52	8	*ØØ
Tyson Foods, Inc. Class A	969	64	Èg
U.S. Bancorp	349	15	ØØ
United Continental Holdings, Inc.	261	12	*ØØ
United States Cellular Corp.	1,243	53	*ÈØØ
UnitedHealth Group, Inc.	403	53	[g]
Valeant Pharmaceuticals International, Inc.	388	13	*
Valero Energy Corp.	1,035	61	ØØ
Valmont Industries, Inc.	158	22	È
VCA, Inc.	342	22	*
VeriFone Systems, Inc.	1,176	33	*ØØg
Verisk Analytics, Inc.	731	57	*[g]
Verizon Communications, Inc.	1,641	84	ØØg
Vertex Pharmaceuticals, Inc.	26	2	*
Visa, Inc. Class A	63	5	È
Voya Financial, Inc.	519	17	ØØ
Wal-Mart Stores, Inc.	296	20
Walt Disney Co.	611	63	ØØ
Waste Management, Inc.	489	29	ØØ
Watsco, Inc.	226	30	È
Wells Fargo & Co.	1,673	84	ØØ
WhiteWave	637	26	*ØØ
Foods Co.

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
Whole Foods Market, Inc.	1,308	$38	ÈØØ
Zebra Technologies Corp. Class A	170	11	*ØØ
Zimmer Biomet Holdings, Inc.	986	114	ØØ
		7,858
Total Common Stocks (Cost $10,961)		11,263
	Principal Amount[a] (000's omitted)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (3.5%)
U.S. Treasury Bonds, 4.50%, due 2/15/36	$10	14	ØØ
U.S. Treasury Bonds, 3.88%, due 8/15/40	10	12	ØØ
U.S. Treasury Bonds, 3.00%, due 11/15/44	100	107	ØØ
U.S. Treasury Inflation- Indexed Bonds, 0.13%, due 4/15/18	31	31	ØØ
U.S. Treasury Inflation- Indexed Notes, 0.13%, due 1/15/22	37	37	ØØ
U.S. Treasury Inflation- Indexed Notes, 0.13%, due 1/15/23	31	31	ØØ
U.S. Treasury Inflation- Indexed Bonds, 0.63%, due 1/15/24	61	64	ØØ
	Principal Amount[a] (000's omitted)	Value† (000's omitted)
U.S. Treasury Inflation- Indexed Bonds, 2.38%, due 1/15/25	$19	$23	ØØ
U.S. Treasury Inflation- Indexed Bonds, 0.25%, due 1/15/25	10	10	ØØ
U.S. Treasury Inflation- Indexed Bonds, 2.38%, due 1/15/27	18	22	ØØ
U.S. Treasury Inflation- Indexed Bonds, 1.75%, due 1/15/28	6	7	ØØ
U.S. Treasury Inflation- Indexed Bonds, 2.50%, due 1/15/29	22	28	ØØ
U.S. Treasury Inflation- Indexed Bonds, 3.88%, due 4/15/29	43	62	ØØ
U.S. Treasury Inflation- Indexed Bonds, 3.38%, due 4/15/32	80	116	ØØ
U.S. Treasury Inflation- Indexed Bonds, 2.13%, due 2/15/40	66	84	ØØ
U.S. Treasury Inflation- Indexed Bonds, 0.75%, due 2/15/42	16	15	ØØ
U.S. Treasury Inflation- Indexed Bonds, 0.75%, due 2/15/45	15	15	ØØ
	Principal Amount[a] (000's omitted)		Value† (000's omitted)
U.S. Treasury Inflation- Indexed Bonds, 0.13%, due 7/15/24		$50	$50
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $710)			728
U.S. Government Agency Securities (0.2%)
United States (0.2%)
Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36 (Cost $35)		25	34	ØØ
Mortgage-Backed Securities (0.8%)
Fannie Mae (0.3%)
Pass- Through Certificates, 4.50%, TBA, 30 Year Maturity		60	65	[t]
Freddie Mac (0.5%)
Pass- Through Certificates, 4.00%, TBA, 30 Year Maturity		85	91	[t]
Total Mortgage- Backed Securities (Cost $156)			156
Foreign Government Securities (7.9%)
Sovereign (7.9%)
Australia Government Bond, Senior Unsecured Notes, 3.25%, due 4/21/29	AUD	75	60	[r]
Australia Government Bond, Senior Unsecured Notes, 2.00%, due 8/21/35	AUD	35	32	[r]

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Principal Amount[a] (000's omitted)		Value† (000's omitted)
Australia Government Bond, Senior Unsecured Notes, 3.25%, due 6/21/39	AUD	30	$23	[r]
Australia Government Bond, Senior Unsecured Notes, 1.25%, due 8/21/40	AUD	15	12	[r]
Canadian Government Bond, Bonds, 4.25%, due 6/1/18	CAD	160	137	ØØ
Canadian Government Bond, Bonds, 4.25%, due 12/1/21	CAD	23	23	ØØ
Canadian Government Bond, Bonds, 5.75%, due 6/1/33	CAD	85	105
Canadian Government Bond, Bonds, 1.50%, due 12/1/44	CAD	16	17
Canadian Government Bond, Bonds, 1.25%, due 12/1/47	CAD	10	10
France Government Bond OAT, Bonds, 1.75%, due 11/25/24	EUR	80	102	[r]
France Government Bond OAT, Bonds, 3.25%, due 5/25/45	EUR	10	16	[r]
Italy Buoni Poliennali Del Tesoro, Bonds, 4.00%, due 2/1/37	EUR	30	44	[r]
	Principal Amount[a] (000's omitted)		Value† (000's omitted)
Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	EUR	43	$62	[r]
Mexican Bonos, Senior Unsecured Bonds, Ser. M, 7.75%, due 11/13/42	MXN	840	56	ØØ
New Zealand Government Bond, Senior Unsecured Notes, 2.00%, due 9/20/25	NZD	20	15	[r]
New Zealand Government Bond, Senior Unsecured Notes, Ser. 427, 4.50%, due 4/15/27	NZD	80	64	[r]
New Zealand Government Bond, Senior Unsecured Notes, 2.50%, due 9/20/35	NZD	85	64	[r]
South Africa Government Bond, Bonds, Ser. R214, 6.50%, due 2/28/41	ZAR	730	36
Spain Government Bond, Senior Unsecured Notes, 4.65%, due 7/30/25	EUR	45	65	ñrØØ
Spain Government Bond, Bonds, 5.15%, due 10/31/44	EUR	20	34	ñrØØ
	Principal Amount[a] (000's omitted)		Value† (000's omitted)
Spain Government Inflation Linked Bond, Senior Unsecured Notes, 1.00%, due 11/30/30	EUR	5	$6	ñrØØ
United Kingdom Gilt, Bonds, 1.75%, due 7/22/19	GBP	140	211	[r]
United Kingdom Gilt, Bonds, 1.75%, due 9/7/22	GBP	105	159	[r]
United Kingdom Gilt, Bonds, 4.25%, due 12/7/27	GBP	55	101	[r]
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.13%, due 3/22/24	GBP	16	26	[r]
United Kingdom Gilt Inflation Linked Bonds, Senior Unsecured Notes, 0.13%, due 3/22/29	GBP	27	45	[r]
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.13%, due 3/22/44	GBP	38	70	[r]
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.25%, due 3/22/52	GBP	21	45	[r]
Total Government Securities (Cost $1,649)			1,640

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
Exchange Traded Funds (4.6%)
iShares 10+ Year Credit Bond ETF	2,600	$157	ØØ
iShares Core U.S. Aggregate Bond ETF	796	88
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,400	169	ØØ
iShares MSCI ACWI ETF	4,582	260
SPDR Barclays International Treasury Bond ETF	1,582	90	*
SPDR Barclays Long Term Corporate Bond ETF	4,600	188	ØØ
Total Exchange Traded Funds (Cost $934)		952
Mutual Funds (36.8%)
Neuberger Berman Emerging Markets Debt Fund Institutional Class	26,649	234	§§
Neuberger Berman Emerging Markets Equity Fund Institutional Class	145,052	2,125	§§
Neuberger Berman High Income Bond Fund Institutional Class	138,909	1,168	§§
Neuberger Berman International Equity Fund Institutional Class	249,439	2,737	§§
Neuberger Berman Long Short Credit Fund Institutional Class	81,883	769	§§
	Number of Shares	Value† (000's omitted)
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	97,139	$589	*§§
Total Mutual Funds (Cost $7,906)		7,622
Short-Term Investments (3.1%)
State Street Institutional Liquid Reserves Fund Premier Class, 0.46% (Cost $644)	643,653	644	dØØ
Total Long Positions (111.2%) (Cost $22,995)		23,039	##
Short Positions (see summary below) ((16.7)%)		(3,456)
Cash, receivables and other assets, less liabilities (5.5%)		1,142	[k]
Total Net Assets (100.0%)		$20,725
Short Positions ((16.7)%)‡g
Common Stocks Sold Short (16.7%)
Australia (0.4%)
Amcor Ltd.	(1,377)	(16)
AMP Ltd.	(3,245)	(14)
BHP Billiton PLC	(1,381)	(19)
Commonwealth Bank of Australia	(238)	(13)
Westpac Banking Corp.	(573)	(14)
		(76)
Belgium (0.1%)
Anheuser-Busch InBev NV	(153)	(19)
Canada (0.6%)
Alaris Royalty Corp.	(750)	(18)
CI Financial Corp.	(739)	(16)
Dollarama, Inc.	(225)	(16)
Gildan Activewear, Inc.	(482)	(15)
	Number of Shares	Value† (000's omitted)
IGM Financial, Inc.	(431)	$(14)
MacDonald Dettwiler & Associates Ltd.	(222)	(16)
RONA, Inc.	(707)	(13)
Silver Wheaton Corp.	(771)	(16)
		(124)
Chile (0.1%)
Antofagasta PLC	(1,986)	(14)
Denmark (0.1%)
Pandora A/S	(110)	(14)
Tryg A/S	(782)	(15)
		(29)
Finland (0.1%)
Huhtamaki OYJ	(379)	(15)
France (0.9%)
Accor SA	(418)	(19)
Air Liquide SA	(182)	(21)
Bureau Veritas SA	(888)	(21)
Danone SA	(175)	(12)
Essilor International SA	(155)	(20)
Imerys SA	(296)	(22)
L'Oreal SA	(101)	(18)
Legrand SA	(346)	(20)
Orpea	(212)	(17)
Pernod Ricard SA	(116)	(13)
		(183)
Germany (0.6%)
Bayer AG	(87)	(10)
Beiersdorf AG	(144)	(13)
Fresenius Medical Care AG & Co. KGaA	(157)	(13)
Infineon Technologies AG	(1,471)	(21)
SAP SE	(137)	(11)
Siemens AG	(151)	(16)
Symrise AG	(275)	(18)
United Internet AG	(311)	(15)
		(117)
Hong Kong (0.1%)
AIA Group Ltd.	(2,200)	(13)
Hong Kong & China Gas Co. Ltd.	(6,000)	(11)
		(24)

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
Ireland (0.2%)
Kerry Group PLC Class A	(220)	$(20)
Shire PLC	(306)	(19)
		(39)
Italy (0.1%)
Salvatore Ferragamo SpA	(653)	(15)
Snam SpA	(2,407)	(15)
		(30)
Japan (0.5%)
Canon, Inc.	(600)	(17)
Daiwa Securities Group, Inc.	(2,000)	(12)
Honda Motor Co. Ltd.	(590)	(16)
Inpex Corp.	(2,207)	(18)
Lawson, Inc.	(200)	(15)
Tobu Railway Co. Ltd.	(4,000)	(20)
Toyota Motor Corp.	(300)	(15)
		(113)
Jordan (0.1%)
Hikma Pharmaceuticals PLC	(472)	(15)
Mexico (0.1%)
Fresnillo PLC	(1,115)	(18)
Netherlands (0.3%)
Aalberts Industries NV	(549)	(19)
Heineken NV	(182)	(17)
Koninklijke Philips NV	(730)	(20)
		(56)
Singapore (0.1%)
Singapore Exchange Ltd.	(2,200)	(12)
StarHub Ltd.	(6,400)	(16)
		(28)
South Africa (0.1%)
Randgold Resources Ltd.	(163)	(16)
Spain (0.2%)
Banco Bilbao Vizcaya Argentaria SA	(1,819)	(13)
Enagas SA	(310)	(9)
Industria de Diseno Textil SA	(437)	(14)
	Number of Shares	Value† (000's omitted)
Red Electrica Corp. SA	(199)	$(18)
		(54)
Sweden (0.5%)
Assa Abloy AB, B Shares	(885)	(18)
Hennes & Mauritz AB, B Shares	(531)	(19)
Investment AB Kinnevik, B Shares	(625)	(18)
Investor AB, B Shares	(329)	(12)
Lundin Petroleum AB	(836)	(16)*
Svenska Handelsbanken AB, A Shares	(1,138)	(15)
		(98)
Switzerland (0.6%)
Cie Financiere Richemont SA	(287)	(19)
Geberit AG	(39)	(15)
LafargeHolcim Ltd.	(417)	(21)*
Nestle SA	(259)	(19)
SGS SA	(8)	(18)
Swisscom AG	(28)	(14)
Syngenta AG	(42)	(17)
		(123)
United Arab Emirates (0.1%)
NMC Health PLC	(686)	(11)
United Kingdom (2.3%)
ARM Holdings PLC	(1,226)	(17)
Associated British Foods PLC	(273)	(12)
Babcock International Group PLC	(1,349)	(19)
British American Tobacco PLC	(259)	(16)
BTG PLC	(2,143)	(19)*
Bunzl PLC	(523)	(16)
Capita PLC	(1,153)	(17)
Compass Group PLC	(627)	(11)
Croda International PLC	(409)	(18)
Delphi Automotive PLC	(287)	(21)
	Number of Shares	Value† (000's omitted)
Diageo PLC	(745)	$(20)
Diploma PLC	(1,605)	(17)
Essentra PLC	(1,761)	(21)
Halma PLC	(1,330)	(17)
Hammerson PLC	(22)	(0)
ITV PLC	(5,120)	(17)
Pennon Group PLC	(1,085)	(13)
Pentair PLC	(403)	(23)
Reckitt Benckiser Group PLC	(143)	(14)
RELX NV	(657)	(11)
RELX PLC	(704)	(12)
Rotork PLC	(8,556)	(23)
Sky PLC	(1,178)	(16)
SSE PLC	(682)	(15)
St. James's Place PLC	(850)	(11)
UBM PLC	(1,843)	(15)
Ultra Electronics Holdings PLC	(815)	(21)
Unilever NV	(276)	(12)
United Utilities Group PLC	(1,216)	(17)
Whitbread PLC	(383)	(22)
		(483)
United States (8.5%)
3M Co.	(128)	(21)
Affiliated Managers Group, Inc.	(90)	(15)*
Alliant Energy Corp.	(212)	(15)
American Water Works Co., Inc.	(283)	(21)
AmerisourceBergen Corp.	(206)	(18)
AMETEK, Inc.	(413)	(20)
Amphenol Corp. Class A	(315)	(18)
ANSYS, Inc.	(220)	(20)*
Aqua America, Inc.	(610)	(19)
Arthur J Gallagher & Co.	(248)	(11)
Ball Corp.	(288)	(21)
Becton Dickinson and Co.	(117)	(19)
BlackRock, Inc.	(45)	(16)
Boeing Co.	(80)	(11)
Broadridge Financial Solutions, Inc.	(338)	(20)

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
Brown & Brown, Inc.	(347)	$(12)
Brown-Forman Corp. Class B	(166)	(16)
Caterpillar, Inc.	(215)	(17)
Chevron Corp.	(181)	(18)
Church & Dwight Co., Inc.	(108)	(10)
CMS Energy Corp.	(339)	(14)
Coach, Inc.	(547)	(22)
Coca-Cola Co.	(359)	(16)
Colgate- Palmolive Co.	(275)	(19)
ConocoPhillips	(435)	(21)
Copart, Inc.	(475)	(20)*
Costco Wholesale Corp.	(138)	(20)
Crown Holdings, Inc.	(391)	(21)*
Danaher Corp.	(228)	(22)
Dominion Resources, Inc.	(282)	(20)
Donaldson Co., Inc.	(672)	(22)
DTE Energy Co.	(206)	(18)
EOG Resources, Inc.	(220)	(18)
Equinix, Inc.	(26)	(9)
Exxon Mobil Corp.	(149)	(13)
FactSet Research Systems, Inc.	(133)	(20)
Fastenal Co.	(464)	(22)
FedEx Corp.	(114)	(19)
Fidelity National Information Services, Inc.	(329)	(22)
Fortune Brands Home & Security, Inc.	(356)	(20)
Garmin Ltd.	(365)	(16)
Gartner, Inc.	(244)	(21)*
Harris Corp.	(233)	(19)
Hershey Co.	(201)	(19)
Home Depot, Inc.	(144)	(19)
Honeywell International, Inc.	(170)	(19)
IDEX Corp.	(223)	(18)
IDEXX Laboratories, Inc.	(245)	(21)*
Illinois Tool Works, Inc.	(102)	(11)
	Number of Shares	Value† (000's omitted)
International Business Machines Corp.	(108)	$(16)
Intuit, Inc.	(184)	(19)
ITC Holdings Corp.	(497)	(22)
J.B. Hunt Transport Services, Inc.	(175)	(14)
J.M. Smucker Co.	(110)	(14)
Kimberly-Clark Corp.	(107)	(13)
Marsh & McLennan Cos., Inc.	(204)	(13)
MasterCard, Inc. Class A	(227)	(22)
Mead Johnson Nutrition Co.	(232)	(20)
Medtronic PLC	(241)	(19)
Mettler-Toledo International, Inc.	(51)	(18)*
Microchip Technology, Inc.	(436)	(21)
Monsanto Co.	(200)	(19)
Moody's Corp.	(200)	(19)
Newell Brands, Inc.	(443)	(20)
NextEra Energy, Inc.	(131)	(15)
Nordson Corp.	(272)	(21)
Oracle Corp.	(477)	(19)
Parker-Hannifin Corp.	(178)	(21)
Paychex, Inc.	(273)	(14)
Piedmont Natural Gas Co., Inc.	(319)	(19)
PPG Industries, Inc.	(179)	(20)
Praxair, Inc.	(142)	(17)
QUALCOMM, Inc.	(343)	(17)
Roper Technologies, Inc.	(119)	(21)
S&P Global, Inc.	(206)	(22)
Sempra Energy	(151)	(16)
Sirius XM Holdings, Inc.	(5,462)	(22)*
Southern Co.	(318)	(16)
Southern Copper Corp.	(513)	(15)
Spectrum Brands Holdings, Inc.	(179)	(20)
	Number of Shares	Value† (000's omitted)
St. Jude Medical, Inc.	(326)	$(25)
Starbucks Corp.	(287)	(16)
Stericycle, Inc.	(171)	(16)*
STERIS PLC	(291)	(21)
TD Ameritrade Holding Corp.	(551)	(16)
TECO Energy, Inc.	(743)	(21)
TJX Cos., Inc.	(259)	(20)
TransDigm Group, Inc.	(88)	(20)*
Tyco International PLC	(581)	(22)
Under Armour, Inc. Class C	(233)	(9)*
Union Pacific Corp.	(245)	(21)
United Technologies Corp.	(160)	(17)
VF Corp.	(334)	(21)
WEC Energy Group, Inc.	(357)	(21)
WhiteWave Foods Co.	(496)	(20)*
Zimmer Biomet Holdings, Inc.	(189)	(22)
Zoetis, Inc.	(418)	(20)
		(1,771)
Total Short Positions (Proceeds $(3,385))		(3,456)

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Derivative Instruments

Futures Contracts ("Futures")

At April 30, 2016, open positions in futures were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
May 2016	1 H-Shares Index	Short	$448
May 2016	1 IBEX 35 Index	Short	(6,776)
May 2016	3 OMXS30 Index	Short	(703)
June 2016	2 CAD Currency	Short	(9,386)
June 2016	3 CHF Currency	Short	(9,448)
June 2016	4 Euro-SCHATZ	Short	630
June 2016	1 FTSE MIB Index	Short	(3,200)
June 2016	4 GBP Currency	Short	(9,862)
June 2016	1 NOK Currency	Short	(13,564)
June 2016	2 NZD Currency Dollar	Short	(5,168)
June 2016	1 SEK Currency	Short	(2,520)
June 2016	2 TOPIX Index	Short	3,102
June 2016	1 UK Long Gilt Bond	Short	2,453
June 2016	1 U.S. Treasury Note, 5 Year	Short	76
June 2016	1 U.S. Treasury Note, 10 Year	Short	1,147
June 2016	1 ZAR Currency	Short	(2,888)
June 2016	2 CAD Currency	Long	6,908
June 2016	3 Canadian Treasury Bond, 10 Year	Long	(3,888)
June 2016	2 Euro-BOBL	Long	(826)
June 2016	2 Euro-BTP	Long	(3,253)
June 2016	6 Euro FX Currency	Long	24,098
June 2016	2 Euro-OAT	Long	(1,822)
June 2016	1 Euro STOXX 50 Index	Long	502
June 2016	1 FTSE 100 Index	Long	1,759
June 2016	1 GBP Currency	Long	2,454
June 2016	5 JPY Currency	Long	35,274
June 2016	15 Mini MSCI Emerging Markets Index	Long	8,651
June 2016	3 Nikkei 225 Index	Long	(13,578)
June 2016	2 UK Long Gilt Bond	Long	(5,672)
June 2016	1 U.S. Treasury Bond, Long	Long	(1,136)
June 2016	2 U.S. Treasury Note, 2 Year	Long	91
June 2016	2 U.S. Treasury Note, 10 Year	Long	(691)
June 2017	1 Canadian Bankers' Acceptance, 90 Day	Long	(501)
Total			$(7,289)

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

For the six months ended April 30, 2016, the average notional value of futures for the Fund was $5,222,344 for long positions and $(2,688,380) for short positions.

At April 30, 2016, the notional value of futures for the Fund was $5,402,926 for long positions and $(3,090,398) for short positions. The Fund had deposited $193,000 in segregated accounts to cover margin requirements on open futures.

Forward Foreign Currency Contracts ("forward contracts")

At April 30, 2016, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
94,962	Australian Dollar	$70,300	Deutsche Bank AG	06/03/16	$1,812
44,110	Australian Dollar	33,819	Goldman Sachs International	06/03/16	(323)
41,009	Australian Dollar	30,613	Goldman Sachs International	06/03/16	529
28,981	Australian Dollar	21,785	Royal Bank of Canada	06/03/16	223
178,674	Australian Dollar	136,316	Royal Bank of Canada	06/03/16	(634)
17,769	Australian Dollar	13,173	Societe Generale	06/03/16	320
61,835	Australian Dollar	47,021	Societe Generale	06/03/16	(65)
52,550	Australian Dollar	39,946	Societe Generale	06/03/16	(41)
76,234	Australian Dollar	57,116	Societe Generale	06/03/16	775
81,358	Australian Dollar	61,971	Societe Generale	06/03/16	(190)
225,476	Australian Dollar	171,909	Societe Generale	06/03/16	(687)
26,255	Australian Dollar	20,501	State Street Bank and Trust Company	06/03/16	(563)
546,161	Brazilian Real	151,036	Barclays Bank PLC	05/12/16	7,273
348,328	Canadian Dollar	261,064	Deutsche Bank AG	06/03/16	16,557
16,035	Canadian Dollar	12,478	Goldman Sachs International	06/03/16	302
14,339	Canadian Dollar	11,421	Royal Bank of Canada	06/03/16	7
76,537	Canadian Dollar	58,901	Royal Bank of Canada	06/03/16	2,100
77,217	Canadian Dollar	59,281	Royal Bank of Canada	06/03/16	2,262
19,928	Canadian Dollar	15,385	Royal Bank of Canada	06/03/16	498
168,428	Canadian Dollar	128,257	Societe Generale	06/03/16	5,981
523,720	Canadian Dollar	392,414	Societe Generale	06/03/16	24,996
136,126	Canadian Dollar	108,797	Societe Generale	06/03/16	(304)
60,607	Canadian Dollar	45,635	Societe Generale	06/03/16	2,670
17,616	Canadian Dollar	13,580	Societe Generale	06/03/16	460
98,626	Canadian Dollar	74,835	State Street Bank and Trust Company	06/03/16	3,771
42,138	Canadian Dollar	32,051	State Street Bank and Trust Company	06/03/16	1,534
68,156	Canadian Dollar	52,828	State Street Bank and Trust Company	06/03/16	1,493
44,540	Canadian Dollar	35,156	State Street Bank and Trust Company	06/03/16	342
128,910	Canadian Dollar	101,584	State Street Bank and Trust Company	06/03/16	1,159
96,138,302	Chilean Peso	143,383	Barclays Bank PLC	05/12/16	2,015
30,778	Euro	33,865	Goldman Sachs International	06/03/16	1,409
23,716	Euro	26,801	Goldman Sachs International	06/03/16	379
39,753	Euro	45,121	Goldman Sachs International	06/03/16	439
19,017	Euro	21,502	Royal Bank of Canada	06/03/16	292
12,498	Euro	14,199	Royal Bank of Canada	06/03/16	124

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
50,120	Euro	$55,373	Societe Generale	06/03/16	$2,068
27,785	Euro	31,401	Societe Generale	06/03/16	443
23,871	Euro	27,308	Societe Generale	06/03/16	50
9,833	Euro	10,802	Societe Generale	06/03/16	467
51,762	Euro	58,870	Societe Generale	06/03/16	453
41,462	Euro	47,019	Societe Generale	06/03/16	499
26,912	Euro	30,095	State Street Bank and Trust Company	06/03/16	748
39,609	Euro	44,103	State Street Bank and Trust Company	06/03/16	1,292
13,095	Euro	14,914	State Street Bank and Trust Company	06/03/16	93
22,832	Euro	25,985	State Street Bank and Trust Company	06/03/16	182
106,273	Euro	120,197	State Street Bank and Trust Company	06/03/16	1,599
68,764	Euro	78,011	State Street Bank and Trust Company	06/03/16	798
2,831,462,375	Indonesian Rupiah	215,075	Barclays Bank PLC	05/12/16	(465)
1,538,736	Japanese Yen	13,657	Deutsche Bank AG	06/03/16	814
2,833,941	Japanese Yen	26,009	Goldman Sachs International	06/03/16	643
18,290,686	Japanese Yen	163,003	Royal Bank of Canada	06/03/16	9,011
7,603,814	Japanese Yen	68,345	Royal Bank of Canada	06/03/16	3,164
4,513,702	Japanese Yen	41,156	Royal Bank of Canada	06/03/16	1,292
9,520,860	Japanese Yen	84,883	Royal Bank of Canada	06/03/16	4,655
4,523,505	Japanese Yen	40,123	Societe Generale	06/03/16	2,418
2,289,520	Japanese Yen	20,402	Societe Generale	06/03/16	1,129
3,054,662	Japanese Yen	28,545	Societe Generale	06/03/16	182
7,615,973	Japanese Yen	68,600	Societe Generale	06/03/16	3,024
5,506,985	Japanese Yen	50,922	Societe Generale	06/03/16	868
4,962,973	Japanese Yen	45,479	Societe Generale	06/03/16	1,195
1,886,519	Japanese Yen	16,993	State Street Bank and Trust Company	06/03/16	748
6,240,102	Japanese Yen	55,173	State Street Bank and Trust Company	06/03/16	3,511
1,219,624	Japanese Yen	10,744	State Street Bank and Trust Company	06/03/16	726
1,733,323	Japanese Yen	15,586	State Street Bank and Trust Company	06/03/16	714
1,327,770	New Taiwan Dollar	41,082	Barclays Bank PLC	05/12/16	19
20,672	New Zealand Dollar	14,229	Goldman Sachs International	06/03/16	181
65,634	New Zealand Dollar	44,985	Goldman Sachs International	06/03/16	767
23,523	New Zealand Dollar	16,331	Royal Bank of Canada	06/03/16	66
358,169	New Zealand Dollar	241,574	Royal Bank of Canada	06/03/16	8,098
99,732	New Zealand Dollar	66,424	Societe Generale	06/03/16	3,097
25,050	New Zealand Dollar	16,982	Societe Generale	06/03/16	480
60,529	New Zealand Dollar	41,312	Societe Generale	06/03/16	881
66,720	New Zealand Dollar	45,082	Societe Generale	06/03/16	1,428
46,517	New Zealand Dollar	31,873	Societe Generale	06/03/16	553
23,870	New Zealand Dollar	16,653	Societe Generale	06/03/16	(14)
80,542	New Zealand Dollar	53,335	State Street Bank and Trust Company	06/03/16	2,809
54,251	New Zealand Dollar	36,800	State Street Bank and Trust Company	06/03/16	1,017
55,847	New Zealand Dollar	38,312	State Street Bank and Trust Company	06/03/16	618

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
80,448	New Zealand Dollar	$56,311	State Street Bank and Trust Company	06/03/16	$(233)
125,846	New Zealand Dollar	84,517	State Street Bank and Trust Company	06/03/16	3,208
88,285	New Zealand Dollar	59,654	State Street Bank and Trust Company	06/03/16	1,888
14,893	New Zealand Dollar	9,886	State Street Bank and Trust Company	06/03/16	496
100,400	Norwegian Krone	11,994	Royal Bank of Canada	06/03/16	473
111,986	Norwegian Krone	13,403	Royal Bank of Canada	06/03/16	504
1,520,916	Norwegian Krone	177,394	Societe Generale	06/03/16	11,472
176,358	Norwegian Krone	20,531	Societe Generale	06/03/16	1,369
260,305	Norwegian Krone	31,263	Societe Generale	06/03/16	1,061
112,280	Norwegian Krone	13,781	Societe Generale	06/03/16	162
631,299	Norwegian Krone	73,956	State Street Bank and Trust Company	06/03/16	4,439
469,077	Norwegian Krone	56,299	State Street Bank and Trust Company	06/03/16	1,950
375,141	Norwegian Krone	45,277	State Street Bank and Trust Company	06/03/16	1,308
775,843	Norwegian Krone	94,315	State Street Bank and Trust Company	06/03/16	2,028
313,949	Norwegian Krone	38,115	State Street Bank and Trust Company	06/03/16	870
2,228,996	Norwegian Krone	260,318	State Street Bank and Trust Company	06/03/16	16,477
109,581	Norwegian Krone	12,967	State Street Bank and Trust Company	06/03/16	641
16,367	Pound Sterling	23,298	Goldman Sachs International	06/03/16	618
30,610	Pound Sterling	44,162	Goldman Sachs International	06/03/16	567
21,086	Pound Sterling	30,354	Royal Bank of Canada	06/03/16	458
22,655	Pound Sterling	32,081	Societe Generale	06/03/16	1,024
158,250	Pound Sterling	225,269	Societe Generale	06/03/16	5,974
8,854	Pound Sterling	12,674	Societe Generale	06/03/16	264
10,175	Pound Sterling	14,642	Societe Generale	06/03/16	226
8,643	Pound Sterling	12,301	Societe Generale	06/03/16	329
32,287	Pound Sterling	46,273	Societe Generale	06/03/16	907
15,665	Pound Sterling	22,089	Societe Generale	06/03/16	801
50,470	Pound Sterling	72,648	State Street Bank and Trust Company	06/03/16	1,101
16,160	Pound Sterling	23,052	State Street Bank and Trust Company	06/03/16	562
28,237	Pound Sterling	40,103	State Street Bank and Trust Company	06/03/16	1,159
18,502	Pound Sterling	26,044	State Street Bank and Trust Company	06/03/16	992
25,354	Pound Sterling	36,450	State Street Bank and Trust Company	06/03/16	598
2,240,491	South African Rand	151,036	Barclays Bank PLC	05/12/16	6,105
385,087	Swedish Krona	47,537	Goldman Sachs International	06/03/16	468
634,144	Swedish Krona	78,025	Goldman Sachs International	06/03/16	1,028
167,033	Swedish Krona	20,478	Royal Bank of Canada	06/03/16	345
106,019	Swedish Krona	13,022	Royal Bank of Canada	06/03/16	195
106,183	Swedish Krona	12,955	Royal Bank of Canada	06/03/16	281
1,340,689	Swedish Krona	158,769	Royal Bank of Canada	06/03/16	8,362
350,950	Swedish Krona	43,114	Societe Generale	06/03/16	636
401,411	Swedish Krona	49,724	Societe Generale	06/03/16	316
422,352	Swedish Krona	49,768	Societe Generale	06/03/16	2,883
1,412,554	Swedish Krona	166,590	Societe Generale	06/03/16	9,500
See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
	382,315	Swedish Krona	$46,741	State Street Bank and Trust Company	06/03/16	$919
	277,781	Swedish Krona	34,233	State Street Bank and Trust Company	06/03/16	396
	550,197	Swedish Krona	67,463	State Street Bank and Trust Company	06/03/16	1,124
	1,078,239	Swedish Krona	132,860	State Street Bank and Trust Company	06/03/16	1,554
	210,627	Swedish Krona	25,971	State Street Bank and Trust Company	06/03/16	285
	14,781	Swiss Franc	15,192	Goldman Sachs International	06/03/16	236
	12,905	Swiss Franc	13,348	Royal Bank of Canada	06/03/16	122
	64,843	Swiss Franc	67,131	Royal Bank of Canada	06/03/16	550
	11,909	Swiss Franc	12,001	Societe Generale	06/03/16	429
	23,099	Swiss Franc	23,939	Societe Generale	06/03/16	171
	169,612	Swiss Franc	176,265	Societe Generale	06/03/16	770
	50,858	Swiss Franc	52,599	State Street Bank and Trust Company	06/03/16	485
	21,180	Swiss Franc	21,426	State Street Bank and Trust Company	06/03/16	681
	31,043	Swiss Franc	32,507	State Street Bank and Trust Company	06/03/16	(106)
	39,123	Swiss Franc	40,627	State Street Bank and Trust Company	06/03/16	208
	48,200	Swiss Franc	50,264	State Street Bank and Trust Company	06/03/16	45
	225,822	Swiss Franc	226,314	State Street Bank and Trust Company	06/03/16	9,391
Total						$250,308
	Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
	33,584	Australian Dollar	$25,700	Goldman Sachs International	06/03/16	$197
	86,817	Australian Dollar	67,156	Goldman Sachs International	06/03/16	1,229
	43,379	Australian Dollar	32,920	Royal Bank of Canada	06/03/16	(21)
	22,456	Australian Dollar	17,201	Royal Bank of Canada	06/03/16	148
	17,642	Australian Dollar	13,294	Royal Bank of Canada	06/03/16	(103)
	92,823	Australian Dollar	68,488	Societe Generale	06/03/16	(2,000)
	331,117	Australian Dollar	245,207	Societe Generale	06/03/16	(6,237)
	113,019	Australian Dollar	84,704	Societe Generale	06/03/16	(1,121)
	120,299	Australian Dollar	89,995	Societe Generale	06/03/16	(1,357)
	33,503	Australian Dollar	26,085	Societe Generale	06/03/16	644
	24,214	Australian Dollar	17,949	State Street Bank and Trust Company	06/03/16	(438)
	48,857	Australian Dollar	36,824	State Street Bank and Trust Company	06/03/16	(277)
	22,508	Australian Dollar	16,751	State Street Bank and Trust Company	06/03/16	(341)
	65,390	Australian Dollar	49,596	State Street Bank and Trust Company	06/03/16	(59)
	36,977	Australian Dollar	27,750	State Street Bank and Trust Company	06/03/16	(329)
	48,384	Australian Dollar	36,752	State Street Bank and Trust Company	06/03/16	10
	14,961	Australian Dollar	11,251	State Street Bank and Trust Company	06/03/16	(110)
	85,494	Australian Dollar	64,294	State Street Bank and Trust Company	06/03/16	(629)
	161,389	Australian Dollar	123,157	State Street Bank and Trust Company	06/03/16	601
	111,399	Canadian Dollar	85,563	Goldman Sachs International	06/03/16	(3,223)
	50,690	Canadian Dollar	40,115	Goldman Sachs International	06/03/16	(286)

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
855,551	Canadian Dollar	$638,883	Royal Bank of Canada	06/03/16	$(42,999)
18,618	Canadian Dollar	14,261	Royal Bank of Canada	06/03/16	(577)
44,304	Canadian Dollar	34,973	Royal Bank of Canada	06/03/16	(338)
35,169	Canadian Dollar	26,343	Societe Generale	06/03/16	(1,687)
38,470	Canadian Dollar	29,048	Societe Generale	06/03/16	(1,613)
59,267	Canadian Dollar	44,375	Societe Generale	06/03/16	(2,862)
85,197	Canadian Dollar	66,236	Societe Generale	06/03/16	(1,667)
207,450	Canadian Dollar	163,283	Societe Generale	06/03/16	(2,056)
75,017	Canadian Dollar	59,613	Societe Generale	06/03/16	(177)
45,871	Canadian Dollar	34,255	State Street Bank and Trust Company	06/03/16	(2,305)
103,355	Canadian Dollar	78,435	State Street Bank and Trust Company	06/03/16	(3,940)
111,399	Canadian Dollar	85,527	State Street Bank and Trust Company	06/03/16	(3,259)
33,107	Canadian Dollar	25,345	State Street Bank and Trust Company	06/03/16	(1,041)
107,901	Canadian Dollar	82,464	State Street Bank and Trust Company	06/03/16	(3,534)
171,326	Canadian Dollar	134,051	State Street Bank and Trust Company	06/03/16	(2,498)
3,181,410	Czech Koruna	133,918	Barclays Bank PLC	05/12/16	(803)
19,874	Euro	21,966	Deutsche Bank AG	06/03/16	(811)
17,038	Euro	19,215	Goldman Sachs International	06/03/16	(311)
48,028	Euro	54,202	Royal Bank of Canada	06/03/16	(842)
25,183	Euro	28,697	Royal Bank of Canada	06/03/16	(165)
7,536	Euro	8,319	Societe Generale	06/03/16	(318)
14,380	Euro	15,997	Societe Generale	06/03/16	(483)
91,177	Euro	103,832	Societe Generale	06/03/16	(663)
57,511	Euro	63,693	State Street Bank and Trust Company	06/03/16	(2,218)
75,488	Euro	83,613	State Street Bank and Trust Company	06/03/16	(2,902)
35,959	Euro	40,931	State Street Bank and Trust Company	06/03/16	(280)
46,247	Euro	52,670	State Street Bank and Trust Company	06/03/16	(332)
38,412	Euro	43,279	State Street Bank and Trust Company	06/03/16	(744)
6,637,289	Hungarian Forint	24,166	Barclays Bank PLC	05/12/16	(193)
5,210,116	Japanese Yen	46,523	Goldman Sachs International	06/03/16	(2,475)
4,014,859	Japanese Yen	36,410	Royal Bank of Canada	06/03/16	(1,347)
3,130,638	Japanese Yen	29,009	Royal Bank of Canada	06/03/16	(433)
12,279,436	Japanese Yen	113,492	Royal Bank of Canada	06/03/16	(1,989)
4,981,340	Japanese Yen	43,968	Societe Generale	06/03/16	(2,878)
31,833,150	Japanese Yen	282,795	Societe Generale	06/03/16	(16,577)
4,983,767	Japanese Yen	43,920	Societe Generale	06/03/16	(2,949)
3,224,232	Japanese Yen	28,984	Societe Generale	06/03/16	(1,338)
5,627,383	Japanese Yen	52,168	Societe Generale	06/03/16	(754)
1,597,540	Japanese Yen	14,228	State Street Bank and Trust Company	06/03/16	(796)
6,496,284	Japanese Yen	58,300	State Street Bank and Trust Company	06/03/16	(2,793)
4,005,029	Japanese Yen	36,358	State Street Bank and Trust Company	06/03/16	(1,307)
1,764,606	Japanese Yen	16,192	State Street Bank and Trust Company	06/03/16	(404)
3,477,698	Japanese Yen	32,108	State Street Bank and Trust Company	06/03/16	(598)

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
320,505	Mexican Peso	$18,326	Barclays Bank PLC	05/12/16	$(287)
166,866	New Zealand Dollar	112,184	Deutsche Bank AG	06/03/16	(4,135)
89,293	New Zealand Dollar	61,723	Goldman Sachs International	06/03/16	(521)
51,069	New Zealand Dollar	34,508	Royal Bank of Canada	06/03/16	(1,091)
25,343	New Zealand Dollar	17,130	Royal Bank of Canada	06/03/16	(536)
32,831	New Zealand Dollar	22,350	Royal Bank of Canada	06/03/16	(536)
38,283	New Zealand Dollar	26,560	Royal Bank of Canada	06/03/16	(127)
49,646	New Zealand Dollar	33,409	Societe Generale	06/03/16	(1,198)
473,752	New Zealand Dollar	318,371	Societe Generale	06/03/16	(11,872)
24,890	New Zealand Dollar	16,842	Societe Generale	06/03/16	(508)
38,027	New Zealand Dollar	26,140	Societe Generale	06/03/16	(368)
111,897	New Zealand Dollar	78,513	Societe Generale	06/03/16	512
56,316	New Zealand Dollar	37,821	State Street Bank and Trust Company	06/03/16	(1,436)
99,133	New Zealand Dollar	67,800	State Street Bank and Trust Company	06/03/16	(1,303)
18,174	New Zealand Dollar	12,294	State Street Bank and Trust Company	06/03/16	(374)
100,679	New Zealand Dollar	69,443	State Street Bank and Trust Company	06/03/16	(738)
98,815	New Zealand Dollar	68,372	State Street Bank and Trust Company	06/03/16	(510)
388,086	Norwegian Krone	45,422	Deutsche Bank AG	06/03/16	(2,770)
134,011	Norwegian Krone	16,242	Goldman Sachs International	06/03/16	(400)
171,418	Norwegian Krone	20,935	Goldman Sachs International	06/03/16	(352)
93,623	Norwegian Krone	11,305	Royal Bank of Canada	06/03/16	(321)
258,481	Norwegian Krone	31,674	Royal Bank of Canada	06/03/16	(424)
333,894	Norwegian Krone	39,988	Societe Generale	06/03/16	(1,474)
399,961	Norwegian Krone	48,056	Societe Generale	06/03/16	(1,611)
299,276	Norwegian Krone	36,749	Societe Generale	06/03/16	(414)
893,794	Norwegian Krone	110,226	Societe Generale	06/03/16	(764)
460,072	Norwegian Krone	54,671	State Street Bank and Trust Company	06/03/16	(2,460)
266,617	Norwegian Krone	31,464	State Street Bank and Trust Company	06/03/16	(1,644)
251,570	Norwegian Krone	30,987	State Street Bank and Trust Company	06/03/16	(253)
234,799	Polish Zloty	63,032	Barclays Bank PLC	05/12/16	1,529
45,386	Pound Sterling	64,656	Deutsche Bank AG	06/03/16	(1,664)
18,782	Pound Sterling	27,367	Goldman Sachs International	06/03/16	(78)
8,122	Pound Sterling	11,647	Royal Bank of Canada	06/03/16	(221)
9,460	Pound Sterling	13,796	Royal Bank of Canada	06/03/16	(27)
19,681	Pound Sterling	28,480	Societe Generale	06/03/16	(279)
40,576	Pound Sterling	57,533	Societe Generale	06/03/16	(1,759)
19,327	Pound Sterling	28,179	Societe Generale	06/03/16	(63)
54,942	Pound Sterling	80,110	Societe Generale	06/03/16	(174)
11,838	Pound Sterling	16,830	State Street Bank and Trust Company	06/03/16	(468)
11,141	Pound Sterling	15,813	State Street Bank and Trust Company	06/03/16	(467)
13,557	Pound Sterling	19,263	State Street Bank and Trust Company	06/03/16	(548)
21,920	Pound Sterling	31,113	State Street Bank and Trust Company	06/03/16	(917)
21,320	Pound Sterling	30,705	State Street Bank and Trust Company	06/03/16	(449)

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
	10,951	Pound Sterling	$15,788	State Street Bank and Trust Company	06/03/16	$(214)
	280,349	Singapore Dollar	207,221	Barclays Bank PLC	05/12/16	(1,198)
	293,827,570	South Korean Won	254,948	Barclays Bank PLC	05/12/16	(1,327)
	648,720	Swedish Krona	76,867	Deutsche Bank AG	06/03/16	(4,002)
	268,947	Swedish Krona	33,058	Goldman Sachs International	06/03/16	(469)
	84,989	Swedish Krona	10,496	Royal Bank of Canada	06/03/16	(99)
	286,767	Swedish Krona	35,407	Royal Bank of Canada	06/03/16	(342)
	405,710	Swedish Krona	50,398	Royal Bank of Canada	06/03/16	(178)
	280,956	Swedish Krona	33,463	Societe Generale	06/03/16	(1,561)
	447,117	Swedish Krona	54,537	Societe Generale	06/03/16	(1,201)
	619,115	Swedish Krona	76,130	Societe Generale	06/03/16	(1,050)
	209,892	Swedish Krona	26,034	Societe Generale	06/03/16	(132)
	631,561	Swedish Krona	77,982	Societe Generale	06/03/16	(749)
	603,163	Swedish Krona	74,946	Societe Generale	06/03/16	(244)
	103,798	Swedish Krona	12,290	State Street Bank and Trust Company	06/03/16	(649)
	255,343	Swedish Krona	30,708	State Street Bank and Trust Company	06/03/16	(1,124)
	667,049	Swedish Krona	80,383	State Street Bank and Trust Company	06/03/16	(2,772)
	191,528	Swedish Krona	23,182	State Street Bank and Trust Company	06/03/16	(694)
	183,612	Swedish Krona	22,573	State Street Bank and Trust Company	06/03/16	(316)
	235,801	Swedish Krona	29,263	State Street Bank and Trust Company	06/03/16	(131)
	624,068	Swedish Krona	76,744	State Street Bank and Trust Company	06/03/16	(1,053)
	5,162	Swiss Franc	5,230	Deutsche Bank AG	06/03/16	(158)
	16,160	Swiss Franc	16,810	Goldman Sachs International	06/03/16	(58)
	17,624	Swiss Franc	18,272	Goldman Sachs International	06/03/16	(123)
	17,755	Swiss Franc	18,359	Royal Bank of Canada	06/03/16	(173)
	33,292	Swiss Franc	34,703	Royal Bank of Canada	06/03/16	(46)
	20,101	Swiss Franc	20,186	Societe Generale	06/03/16	(794)
	741,998	Swiss Franc	750,862	Societe Generale	06/03/16	(23,610)
	41,202	Swiss Franc	41,878	Societe Generale	06/03/16	(1,128)
	11,897	Swiss Franc	12,399	Societe Generale	06/03/16	(19)
	61,439	Swiss Franc	64,473	Societe Generale	06/03/16	345
	17,875	Swiss Franc	18,803	Societe Generale	06/03/16	145
	22,193	Swiss Franc	22,632	State Street Bank and Trust Company	06/03/16	(532)
	13,970	Swiss Franc	14,212	State Street Bank and Trust Company	06/03/16	(370)
	75,658	Swiss Franc	77,840	State Street Bank and Trust Company	06/03/16	(1,129)
	11,810	Swiss Franc	12,350	State Street Bank and Trust Company	06/03/16	23
Total						$(222,590)

  For the six months ended April 30, 2016, the Fund's investments in forward contracts had an average notional value of $15,423,281.

See Notes to Schedule of Investments

LONG POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Mutual Fund*	$7,622	36.8%
Foreign Government Securities**	1,640	7.9%
Exchange Traded Funds	952	4.6%
Banks	950	4.5%
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	728	3.5%
Pharmaceuticals	504	2.4%
Food & Staples Retailing	495	2.4%
Oil, Gas & Consumable Fuels	481	2.3%
Insurance	440	2.1%
Media	398	1.9%
Software	386	1.9%
Health Care Providers & Services	384	1.8%
Electronic Equipment, Instruments & Components	345	1.7%
Food Products	338	1.6%
Health Care Equipment & Suppliers	281	1.4%
Airlines	280	1.3%
Electric Utilities	261	1.3%
Metals & Mining	251	1.2%
Technology Hardware, Storage & Peripherals	243	1.2%
Capital Markets	242	1.2%
Diversified Telecommunication Services	228	1.1%
IT Services	223	1.1%
Specialty Retail	199	1.0%
Chemicals	193	0.9%
Life Sciences Tools & Services	183	0.9%
Diversified Financial Services	181	0.9%
Semiconductors & Semiconductor Equipment	178	0.9%
Machinery	175	0.8%
Automobiles	166	0.8%
Commercial Services & Supplies	160	0.8%
Mortgage-Backed Securities	156	0.8%
Construction & Engineering	151	0.7%
Internet Software & Services	150	0.7%
Communications Equipment	147	0.7%
Trading Companies & Distributors	142	0.7%
Road & Rail	138	0.7%
Hotels, Restaurants & Leisure	136	0.7%
Aerospace & Defense	130	0.6%
Gas Utilities	127	0.6%
Professional Services	124	0.6%
Household Durables	123	0.6%
Tobacco	122	0.6%
Containers & Packaging	121	0.6%
Wireless Telecommunication Services	121	0.6%
Real Estate Investment Trusts	98	0.5%
Distributors	96	0.4%
Biotechnology	91	0.4%
Industrial Conglomerates	91	0.4%
Multi-Utilities	88	0.4%
Paper & Forest Products	82	0.4%
Multiline Retail	81	0.4%
Auto Components	74	0.4%
Household Products	73	0.3%

See Notes to Schedule of Investments

LONG POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED) (cont'd)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Textiles, Apparel & Luxury Goods	$66	0.3%
Diversified Consumer Services	60	0.3%
Consumer Finance	59	0.3%
Electrical Equipment	58	0.3%
Leisure Products	57	0.3%
Marine	50	0.2%
Independent Power and Renewable Electricity Producers	45	0.2%
Energy Equipment & Services	36	0.2%
Personal Products	34	0.2%
U.S. Government Agency Securities	34	0.2%
Health Care Technology	27	0.1%
Beverages	26	0.1%
Air Freight & Logistics	22	0.1%
Building Products	22	0.1%
Internet & Catalog Retail	19	0.1%
Transportation Infrastructure	11	0.1%
Short-Term Investments and Other Assets—Net	1,786	8.6%
Short Positions (see summary on the next page)	(3,456)	(16.7)%
	$20,725	100.0%

*  Each Mutual Fund is an Investment Company under the 1940 Act and is not treated as an industry for purposes of the Fund's policy on industry concentration. This represents the aggregate of all mutual funds.

**  Each foreign government is deemed its own industry. This represents the aggregate of all foreign governments.

See Notes to Schedule of Investments

SHORT POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Machinery	$(175)	(0.8)%
Chemicals	(151)	(0.7)%
Health Care Equipment & Suppliers	(147)	(0.7)%
Food Products	(136)	(0.7)%
IT Services	(115)	(0.6)%
Textiles, Apparel & Luxury Goods	(115)	(0.6)%
Multi-Utilities	(110)	(0.5)%
Capital Markets	(107)	(0.5)%
Aerospace & Defense	(104)	(0.5)%
Oil, Gas & Consumable Fuels	(104)	(0.5)%
Diversified Financial Services	(103)	(0.5)%
Beverages	(101)	(0.5)%
Electric Utilities	(101)	(0.5)%
Industrial Conglomerates	(100)	(0.5)%
Metals & Mining	(98)	(0.5)%
Media	(93)	(0.4)%
Insurance	(89)	(0.4)%
Specialty Retail	(85)	(0.4)%
Pharmaceuticals	(83)	(0.4)%
Commercial Services & Supplies	(77)	(0.4)%
Semiconductors & Semiconductor Equipment	(76)	(0.4)%
Household Products	(76)	(0.4)%
Containers & Packaging	(73)	(0.4)%
Water Utilities	(70)	(0.3)%
Software	(69)	(0.3)%
Hotels, Restaurants & Leisure	(68)	(0.3)%
Health Care Providers & Services	(59)	(0.3)%
Professional Services	(56)	(0.3)%
Banks	(55)	(0.3)%
Road & Rail	(55)	(0.3)%
Trading Companies & Distributors	(55)	(0.3)%
Gas Utilities	(54)	(0.3)%
Building Products	(53)	(0.3)%
Construction Materials	(43)	(0.2)%
Personal Products	(43)	(0.2)%
Electrical Equipment	(40)	(0.1)%
Household Durables	(36)	(0.1)%
Electronic Equipment, Instruments & Components	(35)	(0.1)%
Food & Staples Retailing	(35)	(0.1)%
Automobiles	(31)	(0.1)%
Auto Components	(21)	(0.1)%
Air Freight & Logistics	(19)	(0.1)%
Communications Equipment	(19)	(0.1)%
Life Sciences Tools & Services	(18)	(0.1)%
Technology Hardware, Storage & Peripherals	(17)	(0.1)%
Multiline Retail	(16)	(0.1)%
Tobacco	(16)	(0.1)%
Wireless Telecommunication Services	(16)	(0.1)%
Internet Software & Services	(15)	(0.1)%
Diversified Telecommunication Services	(14)	(0.1)%
Real Estate Investment Trusts	(9)	(0.0)%
Total Common Stocks Sold Short	$(3,456)	(16.7)%

See Notes to Schedule of Investments

Schedule of Investments Inflation Managed Fund (Unaudited) 4/30/16

	Number of Shares	Value† (000's omitted)
Common Stocks (32.9%)
Chemicals (8.3%)
Air Products & Chemicals, Inc.	284	$41
Airgas, Inc.	94	13
CF Industries Holdings, Inc.	322	11
Chase Corp.	47	3
Core Molding Technologies, Inc.	108	1	*
Dow Chemical Co.	1,687	89
E.I. du Pont de Nemours & Co.	1,283	85
Eastman Chemical Co.	198	15
Ecolab, Inc.	380	44
FMC Corp.	147	6
Hawkins, Inc.	78	3
International Flavors & Fragrances, Inc.	105	13
Koppers Holdings, Inc.	81	2	*
Kraton Performance Polymers, Inc.	109	2	*
LyondellBasell Industries NV Class A	502	42
Monsanto Co.	640	60
Mosaic Co.	466	13
OMNOVA Solutions, Inc.	421	3	*
PPG Industries, Inc.	357	39
Praxair, Inc.	365	43
Rayonier Advanced Materials, Inc.	126	1
Sherwin- Williams Co.	114	33
Trecora	187	2* Resources
Trinseo SA	33	1	*
		565
Construction Materials (0.5%)
Martin Marietta Materials, Inc.	86	14
Vulcan Materials Co.	193	21
		35
	Number of Shares	Value† (000's omitted)
Containers & Packaging (1.2%)
AEP Industries, Inc.	30	$2
Avery Dennison Corp.	142	10
Ball Corp.	198	14
International Paper Co.	534	23
Myers Industries, Inc.	113	2
Owens-Illinois, Inc.	252	5	*
Sealed Air Corp.	284	13
WestRock Co.	382	16
		85
Energy Equipment & Services (1.7%)
Baker Hughes, Inc.	234	11
Bristow Group, Inc.	44	1
Diamond Offshore Drilling, Inc.	66	1
Ensco PLC Class A	160	2
Era Group, Inc.	92	1	*
FMC Technologies, Inc.	96	3	*
Halliburton Co.	379	16
Helmerich & Payne, Inc.	37	2
National Oilwell Varco, Inc.	172	6
Newpark Resources, Inc.	351	2	*
PHI, Inc.	144	3	*
Schlumberger Ltd.	743	60
SEACOR Holdings, Inc.	65	4	*
Tesco Corp.	195	2
TETRA Technologies, Inc.	119	1	*
		115
Hotels, Restaurants & Leisure (0.1%)
Starwood Hotels & Resorts Worldwide, Inc.	79	6
	Number of Shares	Value† (000's omitted)
Independent Power and Renewable Electricity Producers (0.7%)
NextEra Energy Partners LP	1,675	$48
Metals & Mining (1.2%)
Alcoa, Inc.	1,857	21
Freeport- McMoRan, Inc.	1,308	18
Haynes International, Inc.	49	2
Newmont Mining Corp.	722	25
Nucor Corp.	375	19
		85
Multi-Utilities (0.5%)
Sempra Energy	300	31
Oil, Gas & Consumable Fuels (10.4%)
Adams Resources & Energy, Inc.	32	1
Anadarko Petroleum Corp.	231	12
Apache Corp.	185	10
Cabot Oil & Gas Corp.	197	5
California Resources Corp.	85	0	[z]
Chevron Corp.	971	99
Cimarex Energy Co.	52	6
ConocoPhillips	595	28
CONSOL Energy, Inc.	149	2
Devon Energy Corp.	228	8
DHT Holdings, Inc.	137	1
EOG Resources, Inc.	269	22
EQT Corp.	74	5
Exxon Mobil Corp.	2,352	208
Hallador Energy Co.	203	1
Hess Corp.	135	8
Kinder Morgan, Inc.	987	17
Marathon Oil Corp.	263	4
Marathon Petroleum Corp.	277	11

See Notes to Schedule of Investments

Schedule of Investments Inflation Managed Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
Navios Maritime Acquisition Corp.	486	$1
Newfield Exploration Co.	108	4	*
Noble Energy, Inc.	192	7
Occidental Petroleum Corp.	425	33
ONEOK, Inc.	2,071	75
Phillips 66	255	21
Pioneer Natural Resources Co.	77	13
Range Resources Corp.	62	3
Renewable Energy Group, Inc.	144	1	*
REX American Resources Corp.	38	2	*
Southwestern Energy Co.	123	2	*
Spectra Energy Corp.	2,265	71
Tesoro Corp.	66	5
Valero Energy Corp.	268	16
Williams Cos., Inc.	362	7
		709
Paper & Forest Products (0.1%)
Domtar Corp.	93	4
Real Estate Investment Trusts (8.1%)
American Homes 4 Rent Class A	360	6
American Tower Corp.	305	32
AvalonBay Communities, Inc.	155	27
Boston Properties, Inc.	182	24
CoreSite Realty Corp.	152	11
Crown Castle International Corp.	270	24
DCT Industrial Trust, Inc.	151	6
	Number of Shares	Value† (000's omitted)
Douglas Emmett, Inc.	188	$6
Duke Realty Corp.	412	9
DuPont Fabros Technology, Inc.	178	7
Equinix, Inc.	66	22
Equity Commonwealth	244	7	*
Equity Lifestyle Properties, Inc.	119	8
Equity Residential	414	28
Essex Property Trust, Inc.	97	21
Extra Space Storage, Inc.	202	17
Federal Realty Investment Trust	102	16
General Growth Properties, Inc.	503	14
Healthcare Trust of America, Inc. Class A	341	10
Host Hotels & Resorts, Inc.	695	11
Kilroy Realty Corp.	147	10
Kimco Realty Corp.	643	18
Kite Realty Group Trust	196	5
National Retail Properties, Inc.	216	9
OMEGA Healthcare Investors, Inc.	248	8
Prologis, Inc.	219	10
Public Storage	139	34
Realty Income Corp.	159	9
Regency Centers Corp.	174	13
Simon Property Group, Inc.	229	46
SL Green Realty Corp.	51	5
Taubman Centers, Inc.	98	7
Ventas, Inc.	268	17
	Number of Shares		Value† (000's omitted)
Vornado Realty Trust		184	$18
Welltower, Inc.		214	15
Weyerhaeuser Co.		674	22
			552
Real Estate Management & Development (0.1%)
Brookfield Asset Management, Inc. Class A		271	9
Total Common Stocks (Cost $2,236)			2,244
	Principal Amount[a] (000's omitted)
Foreign Government Securities (14.1%)
Sovereign (14.1%)
Australia Government Bond, Senior Unsecured Notes, 2.00%, due 8/21/35	AUD	70	65	[r]
Australia Government Bond, Senior Unsecured Notes, 1.25%, due 8/21/40	AUD	25	20	[r]
Canadian Government Bond, Bonds, 1.50%, due 12/1/44	CAD	44	44
Canadian Government Bond, Bonds, 1.25%, due 12/1/47	CAD	21	20
France Government Bond OAT, Unsecured Notes, 0.70%, due 7/25/30	EUR	0	0	ñrz

See Notes to Schedule of Investments

Schedule of Investments Inflation Managed Fund (Unaudited) (cont'd)

	Principal Amount[a] (000's omitted)		Value† (000's omitted)
Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	EUR	64	$93	[r]
Mexican Bonos, Senior Unsecured Notes, Ser. M, 7.75%, due 11/13/42	MXN	555	37
New Zealand Government Bond, Senior Unsecured Notes, 2.00%, due 9/20/25	NZD	84	62	[r]
New Zealand Government Bond, Senior Unsecured Notes, 2.50%, due 9/20/35	NZD	115	86	[r]
South Africa Government Bond, Bonds, 6.50%, due 2/28/41	ZAR	500	25
Spain Government Inflation Linked Bond, Senior Unsecured Notes, 1.00%, due 11/30/30	EUR	10	11	ñr
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.13%, due 3/22/24	GBP	70	111	[r]
United Kingdom Gilt Inflation Linked Bonds, Senior Unsecured Notes, 0.13%, due 3/22/29	GBP	126	207	[r]
	Principal Amount[a] (000's omitted)		Value† (000's omitted)
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.13%, due 3/22/44	GBP	54	$100	[r]
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.25%, due 3/22/52	GBP	38	80	[r]
Total Government Securities (Cost $976)			961
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (13.2%)
U.S. Treasury Inflation- Indexed Bonds, 0.13%, due 4/15/18		$10	10
U.S. Treasury Inflation- Indexed Bonds, 0.13%, due 1/15/22		31	32
U.S. Treasury Inflation- Indexed Bonds, 0.13%, due 7/15/22		10	10
U.S. Treasury Inflation- Indexed Bonds, 0.13%, due 1/15/23		46	47
U.S. Treasury Inflation- Indexed Bonds, 0.63%, due 1/15/24		97	101
U.S. Treasury Inflation- Indexed Bonds, 0.13%, due 7/15/24		120	121
	Principal Amount[a] (000's omitted)	Value† (000's omitted)
U.S. Treasury	$25	$30
Inflation- Indexed Bonds, 2.38%, due 1/15/25
U.S. Treasury Inflation- Indexed Bonds, 2.38%, due 1/15/27	59	72
U.S. Treasury Inflation- Indexed Bonds, 1.75%, due 1/15/28	11	13
U.S. Treasury Inflation- Indexed Bonds, 2.50%, due 1/15/29	77	97
U.S. Treasury Inflation- Indexed Bonds, 3.88%, due 4/15/29	58	83
U.S. Treasury Inflation- Indexed Bonds, 3.38%, due 4/15/32	27	39
U.S. Treasury Inflation- Indexed Bonds, 2.13%, due 2/15/40	121	154
U.S. Treasury Inflation- Indexed Bonds, 0.75%, due 2/15/45	96	93
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $875)		902

See Notes to Schedule of Investments

Schedule of Investments Inflation Managed Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
Master Limited Partnerships (9.4%)
Gas Utilities (0.2%)
Suburban Propane Partners LP	550	$17
Hotels, Restaurants & Leisure (0.9%)
Cedar Fair LP	1,100	64
Oil, Gas & Consumable Fuels (8.3%)
Alliance Holdings GP LP	2,000	35
Antero Midstream Partners LP	1,450	37
Energy Transfer Equity LP	7,400	92
Energy Transfer Partners LP	2,550	90
Enterprise Products Partners LP	3,000	80
EQT GP Holdings LP	1,100	29
EQT Midstream Partners LP	700	56
NuStar GP Holdings LLC	1,700	43
Teekay LNG Partners LP	2,500	34
Western Gas Partners LP	1,400	69
		565
Total Master Limited Partnerships (Cost $874)		646
Mutual Funds (27.0%)
Neuberger Berman Emerging Markets Equity Fund Institutional Class	24,472	359	§§
Neuberger Berman Floating Rate Income Fund Institutional Class	8,232	80	§§
Neuberger Berman High Income Bond Fund Institutional Class	89,733	754	§§
	Number of Shares	Value† (000's omitted)
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	106,817	$648	§§
Total Mutual Funds (Cost $2,112)		1,841
Short-Term Investments (3.9%)
State Street Institutional Liquid Reserves Fund Premier Class, 0.46% (Cost $269)	269,205	269	dØØ
Total Investments (100.5%) (Cost $7,342)		6,863	##
Liabilities, less cash, receivables and other assets [(0.5%)]		(34)[k]
Total Net Assets (100.0%)		$6,829

See Notes to Schedule of Investments

Schedule of Investments Inflation Managed Fund (Unaudited) (cont'd)

Derivative Instruments

Futures Contracts ("futures")

At April 30, 2016, open positions in futures were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
June 2016	1 Euro-OAT	Short	$(355)
June 2016	2 Euro-SCHATZ	Short	(106)
June 2016	2 NZD Currency	Short	(5,168)
June 2016	1 U.S. Treasury Bond, Long	Short	2,084
June 2016	1 ZAR Currency	Short	(2,888)
June 2016	1 U.S. Treasury Bond, Ultra Long	Short	(184)
June 2016	1 CAD Currency	Long	4,682
June 2016	2 EUR Currency	Long	7,283
June 2016	1 MXN Currency	Long	372
June 2017	1 Canadian Bankers' Acceptance, 90 Day	Long	(752)
Total			$4,968

For the six months ended April 30, 2016, the average notional value of futures for the Fund was $2,067,119 for long positions and $(1,077,800) for short positions.

At April 30, 2016, the notional value of futures for the Fund was $592,449 for long positions and $(943,699) for short positions. The Fund had deposited $26,214 in segregated accounts to cover margin requirements on open futures.

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited) 4/30/16

	Number of Shares	Value† (000's omitted)
Long Positions (97.5%)
Common Stocks (71.5%)
Airlines (1.0%)
Delta Air Lines, Inc.	671,266	$27,972	[g]
Banks (2.8%)
JPMorgan Chase & Co.	634,136	40,077	ØØ
U.S. Bancorp	828,400	35,365	ØØ
		75,442
Beverages (0.5%)
PepsiCo, Inc.	135,700	13,972
Biotechnology (0.8%)
Celgene Corp.	213,700	22,099	*ØØ
Capital Markets (0.9%)
BlackRock, Inc.	71,000	25,299	[g]
Chemicals (1.4%)
Ashland, Inc.	342,150	38,184	[g]
Commercial Services & Supplies (0.4%)
Stericycle, Inc.	102,000	9,806	*
Construction & Engineering (1.3%)
Valmont Industries, Inc.	250,800	35,207
Consumer Finance (1.4%)
Synchrony Financial	1,197,751	36,615	*ØØ
Diversified Financial Services (3.3%)
Bats Global Markets, Inc.	243,600	5,776	*
CME Group, Inc.	310,000	28,492	ØØ
Markit Ltd.	1,610,219	56,180	*[g]
		90,448
Diversified Telecommunication Services (1.8%)
Level 3 Communications, Inc.	357,300	18,673	*ØØ
SBA Communications Corp. Class A	285,600	29,428	*ØØ
		48,101
Electric Utilities (2.6%)
Brookfield Infrastructure Partners LP	1,342,994	56,647
Eversource Energy	71,900	4,058
Westar Energy, Inc.	173,800	8,970
		69,675
	Number of Shares	Value† (000's omitted)
Electrical Equipment (0.5%)
Sensata Technologies Holding NV	375,774	$14,155	*
Electronic Equipment, Instruments & Components (2.8%)
Amphenol Corp. Class A	312,200	17,430	ØØ
CDW Corp.	888,400	34,204	ØØ
Zebra Technologies Corp. Class A	402,239	25,164	*ØØ
		76,798
Energy Equipment & Services (0.4%)
Schlumberger Ltd.	134,900	10,838
Food & Staples Retailing (3.9%)
Costco Wholesale Corp.	115,100	17,049	ØØ
CVS Health Corp.	499,600	50,210	[g]
Whole Foods Market, Inc.	1,270,700	36,952	ØØ
		104,211
Food Products (2.0%)
ConAgra Foods, Inc.	1,234,000	54,987	[g]
Health Care Equipment & Suppliers (1.0%)
DENTSPLY SIRONA, Inc.	453,369	27,021	ØØ
Health Care Providers & Services (4.3%)
Accretive Health	1,278,675	3,031	*
American Renal Associates Holding, Inc.	44,000	1,237	*
DaVita HealthCare Partners, Inc.	1,163,804	86,005	*[g]
UnitedHealth Group, Inc.	189,400	24,940	ØØ
		115,213
Hotels, Restaurants & Leisure (3.7%)
Darden Restaurants, Inc.	322,600	20,082	ØØ
McDonald's Corp.	290,000	36,682	ØØ
Starwood Hotels & Resorts Worldwide, Inc.	322,000	26,365	ØØ
Wyndham Worldwide Corp.	238,500	16,922
		100,051
Household Durables (1.1%)
Lennar Corp. Class A	682,000	30,901	ØØ
	Number of Shares	Value† (000's omitted)
Internet & Catalog Retail (1.2%)
Amazon.com, Inc.	23,600	$15,566	*
Priceline Group, Inc.	12,500	16,796	*
		32,362
Internet Software & Services (2.8%)
Alphabet, Inc. Class A	57,500	40,703	*ØØ
Alphabet, Inc. Class C	5,853	4,056	*
eBay, Inc.	1,271,200	31,056	*ØØ
		75,815
IT Services (2.4%)
Visa, Inc. Class A	505,200	39,022	[g]
WEX, Inc.	275,936	26,073	*ØØ
		65,095
Life Sciences Tools & Services (1.7%)
Mettler-Toledo International, Inc.	56,900	20,368	*ØØ
Thermo Fisher Scientific, Inc.	180,300	26,008	ØØ
		46,376
Machinery (1.6%)
Allison Transmission Holdings, Inc.	511,600	14,739
Ingersoll-Rand PLC	431,000	28,248
		42,987
Media (0.2%)
Cablevision Systems Corp. Class A	118,642	3,961
Multi-Utilities (1.4%)
NiSource, Inc.	398,400	9,048
WEC Energy Group, Inc.	513,600	29,896	[g]
		38,944
Oil, Gas & Consumable Fuels (2.7%)
Anadarko Petroleum Corp.	136,200	7,186
Devon Energy Corp.	178,400	6,187
Enbridge, Inc.	1,116,400	46,375	ØØ
Kinder Morgan, Inc.	722,100	12,824
		72,572
Pharmaceuticals (1.2%)
Bristol-Myers Squibb Co.	432,400	31,211	[g]
See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
Professional Services (2.3%)
Nielsen Holdings PLC	675,000	$35,195	ØØ
Verisk Analytics, Inc.	335,000	25,989	*[g]
		61,184
Real Estate Investment Trusts (1.2%)
Outfront Media, Inc.	56,501	1,225
Starwood Property Trust, Inc.	723,200	14,001
Weyerhaeuser Co.	534,800	17,178
		32,404
Real Estate Management & Development (1.6%)
Brookfield Asset Management, Inc. Class A	1,294,000	43,763	ØØ
Road & Rail (0.3%)
Canadian Pacific Railway Ltd.	54,800	7,905
Semiconductors & Semiconductor Equipment (0.6%)
ASML Holding NV	176,000	17,002	ØØ
Specialty Retail (5.6%)
Asbury Automotive Group, Inc.	248,900	15,088	*
Five Below, Inc.	546,462	22,788	*[g]
Home Depot, Inc.	434,400	58,162	[g]
Party City Holdco, Inc.	833,900	11,950	*
TJX Cos., Inc.	53,000	4,018
Tractor Supply Co.	427,000	40,420	ØØ
		152,426
Technology Hardware, Storage & Peripherals (1.8%)
Apple, Inc.	359,000	33,653	ØØ
SanDisk Corp.	133,400	10,022
Western Digital Corp.	102,500	4,189
		47,864
Textiles, Apparel & Luxury Goods (2.2%)
lululemon athletica, Inc.	168,500	11,045	*
PVH Corp.	510,700	48,823	[g]
		59,868
Tobacco (0.5%)
Philip Morris International, Inc.	149,131	14,633
	Number of Shares	Value† (000's omitted)
Transportation Infrastructure (1.5%)
Wesco Aircraft Holdings, Inc.	2,789,229	$40,249	*
Water Utilities (0.8%)
American Water Works Co., Inc.	289,700	21,079	ØØ
Total Common Stocks (Cost $1,699,108)		1,934,695
	Principal Amount (000's omitted)
Corporate Debt Securities (8.1%)
Commercial Services & Supplies (0.4%)
Prime Security Services Borrower LLC/Prime Finance, Inc., Secured Notes, 9.25%, due 5/15/23	$9,510	9,510	ñ
Food (1.0%)
Fresh Market, Inc., Senior Secured Notes, 9.75%, due 5/1/23	28,400	27,974	ñ
Healthcare-Services (0.6%)
DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.75%, due 8/15/22	4,535	4,751
HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	10,285	11,236
		15,987
Leisure Time (0.4%)
Sabre GLBL, Inc., Senior Secured Notes, 5.25%, due 11/15/23	11,015	11,153	ñ
Media (0.3%)
Cablevision Systems Corp., Senior Unsecured Notes, 5.88%, due 9/15/22	10,082	8,771
	Principal Amount (000's omitted)	Value† (000's omitted)
Oil & Gas (1.1%)
Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	$275	$280
Diamondback Energy, Inc., Guaranteed Notes, 7.63%, due 10/1/21	2,875	3,065
Southwestern Energy Co., Senior Unsecured Notes, 4.05%, due 1/23/20	3,455	3,110
Southwestern Energy Co., Senior Unsecured Notes, 7.50%, due 2/1/18	21,963	21,579
		28,034
Packaging & Containers (0.2%)
Ball Corp., Guaranteed Notes, 4.38%, due 12/15/20	5,685,000	5,912
Pipelines (2.4%)
Genesis Energy LP/Genesis Energy Finance Corp., Guaranteed Notes, 6.75%, due 8/1/22	12,155	11,669
Kinder Morgan Energy Partners LP, Guaranteed Notes, 5.95%, due 2/15/18	10,320	10,841
NGPL PipeCo LLC, Senior Secured Notes, Ser. B, 7.12%, due 12/15/17	24,550	25,348	ñ
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp., Guaranteed Notes, 6.50%, due 4/1/19	15,211	12,891

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

	Principal Amount (000's omitted)	Value† (000's omitted)
Western Gas Partners LP, Senior Unsecured Notes, 3.95%, due 6/1/25	$1,965	$1,766
Western Gas Partners LP, Senior Unsecured Notes, 4.00%, due 7/1/22	1,513	1,451
		63,966
Retail (0.8%)
JC Penney Corp, Inc., Guaranteed Notes, 7.95%, due 4/1/17	5,480	5,658
JC Penney Corp., Inc., Guaranteed Notes, 5.65%, due 6/1/20	3,542	3,338
JC Penney Corp., Inc., Guaranteed Notes, 5.75%, due 2/15/18	743	754
JC Penney Corp., Inc., Guaranteed Notes, 8.13%, due 10/1/19	6,885	7,092
Rite Aid Corp., Guaranteed Notes, 9.25%, due 3/15/20	4,320	4,580
		21,422
Semiconductors (0.2%)
Freescale Semiconductor, Inc., Senior Secured Notes, 6.00%, due 1/15/22	5,810	6,159	ñ
Software (0.7%)
First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20	13,230	13,891	ñ
First Data Corp., Secured Notes, 5.75%, due 1/15/24	5,330	5,410	ñ
		19,301
Total Corporate Debt Securities (Cost $214,264)		218,189
	Contracts	Value† (000's omitted)
Purchased Options (0.2%)
JC Penney Co., Inc. Call May 2016 @10	2,817	$93
JC Penney Co., Inc. Call May 2016 @11	3,000	36
Markit Ltd. Call May 2016 @40	650	0	[f]
S&P 500 Index Put December 2016 @1950	67	516
S&P 500 Index Put September 2016 @1900	130	527
S&P 500 Index Put September 2016 @1910	130	543
SPDR S&P Retail ETF Put January 2017 @55	4,050	4,293
Westar Energy, Inc. Call June 2016 @55	3,000	210
Total Purchased Options (Cost $7,510)		6,218
	Number of Shares
Master Limited Partnerships (0.8%)
Capital Markets (0.4%)
KKR & Co. LP	885,842	12,047
Oil, Gas & Consumable Fuels (0.4%)
Enbridge Energy Partners LP	477,628	10,336
Total Master Limited Partnerships (Cost $29,118)		22,383
Short-Term Investments (16.9%)
State Street Institutional Liquid Reserves Fund Premier Class, 0.46% (Cost $455,277)	455,277,308	455,277	dØØ
Total Long Positions (97.5%) (Cost $2,405,277)		2,636,762	##
	Number of Shares	Value† (000's omitted)
Cash, receivables and other assets, less liabilities (17.8%)		$482,019 [k]
Short Positions (see summary below) ((15.3)%)		(414,260)
Total Net Assets (100.0%)		$2,704,521
Short Positions ((15.3)%)‡g
Common Stocks Sold Short (10.2%)
Aerospace & Defense (0.4%)
Hexcel Corp.	(75,000)	(3,396)
Spirit AeroSystems Holdings, Inc. Class A	(75,000)	(3,536)*
Triumph Group, Inc.	(90,000)	(3,256)
		(10,188)
Auto Components (0.2%)
Dorman Products, Inc.	(93,100)	(5,008)*
Banks (0.3%)
Cullen/Frost Bankers, Inc.	(148,100)	(9,477)
Capital Markets (1.1%)
Franklin Resources, Inc.	(378,100)	(14,118)
Prospect Capital Corp.	(1,205,280)	(9,016)
Waddell & Reed Financial, Inc. Class A	(366,174)	(7,448)
		(30,582)
Construction & Engineering (0.4%)
Fluor Corp.	(178,400)	(9,751)
Consumer Finance (0.3%)
Capital One Financial Corp.	(56,400)	(4,083)
OneMain Holdings, Inc.	(132,400)	(4,213)*
		(8,296)
Electric Utilities (0.4%)
Southern Co.	(190,000)	(9,519)
Electrical Equipment (0.2%)
Rockwell Automation, Inc.	(55,000)	(6,241)
Energy Equipment & Services (0.7%)
Core Laboratories NV	(134,600)	(17,991)

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
Health Care Equipment & Suppliers (0.5%)
Intuitive Surgical, Inc.	(4,500)	$(2,818)*
Medtronic PLC	(141,210)	(11,177)
		(13,995)
Hotels, Restaurants & Leisure (0.4%)
BJ's Restaurants, Inc.	(59,000)	(2,631)*
Chuy's Holdings, Inc.	(300,000)	(9,162)*
		(11,793)
IT Services (0.5%)
CGI Group, Inc. Class A	(279,262)	(12,760)*
Machinery (0.1%)
Schindler Holding AG	(16,000)	(2,940)
Multi-Utilities (0.5%)
Consolidated Edison, Inc.	(179,600)	(13,398)
Multiline Retail (1.1%)
Dollar General Corp.	(130,200)	(10,664)
Nordstrom, Inc.	(396,200)	(20,258)
		(30,922)
Oil, Gas & Consumable Fuels (0.4%)
Diamondback Energy, Inc.	(116,800)	(10,113)*
Specialty Retail (1.3%)
Gap, Inc.	(509,400)	(11,808)
Group 1 Automotive, Inc.	(65,000)	(4,280)
Sally Beauty Holdings, Inc.	(389,600)	(12,233)*
Sonic Automotive, Inc. Class A	(423,000)	(7,935)
		(36,256)
Technology Hardware, Storage & Peripherals (0.1%)
Seagate Technology PLC	(180,000)	(3,919)
Textiles, Apparel & Luxury Goods (1.3%)
Ralph Lauren Corp.	(158,000)	(14,727)
Under Armour, Inc. Class A	(101,000)	(4,438)*
Under Armour, Inc. Class C	(101,000)	(4,121)*
VF Corp.	(169,000)	(10,655)
		(33,941)
Total Common Stocks Sold Short (Proceeds $(264,153))		(277,090)
	Number of Shares	Value† (000's omitted)
Exchange Traded Funds Sold Short (4.7%)
Consumer Discretionary Select Sector SPDR Fund	(373,000)	$(29,523)
iShares Core S&P Small-Cap ETF	(77,000)	(8,772)
iShares Russell 2000 ETF	(57,800)	(6,494)
iShares Russell Mid-Cap ETF	(220,000)	(36,208)
Utilities Select Sector SPDR Fund	(534,100)	(25,861)
Vanguard REIT ETF	(250,000)	(20,458)
Total Exchange Traded Funds Sold Short (Proceeds $(109,099))		(127,316)
Master Limited Partnerships Sold Short (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Dominion Midstream Partners LP	(204,384)	(6,855)
Phillips 66 Partners LP	(52,399)	(2,999)
Total Master Limited Partnerships Sold Short (Cost $(9,675))		(9,854)
Total Short Positions (Proceeds $(382,927))		(414,260)

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

Derivative Instruments

Total Return Basket Swap Contracts ("total return basket swaps")

At April 30, 2016, the Fund had outstanding total return basket swaps* as follows:

Counterparty	Description	Expiration Date(s)	Value
Goldman Sachs International	The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	4/3/2017- 8/14/2017	$(7,327,448)

*  The following table represents the individual short positions and related values of the total return basket swaps as of April 30, 2016.

Reference Entity	Shares	Notional Value(a)	Net Unrealized Appreciation (Depreciation)
Short Positions
GSCBNBCD
Restaurant Brands International Inc.	(35,032)	$(3,422,236)	$(526,594)
Jack in the Box Inc.	(19,433)	(1,898,398)	(292,114)
Sonic Corp.	(17,871)	(1,745,747)	(268,625)
	(72,336)	(7,066,381)	(1,087,333)
GSCBNBCB
Canadian Western Bank	(14,340)	(1,002,963)	(368,974)
Boardwalk Real Estate Investment Trust	(14,257)	(997,175)	(366,845)
National Bank of Canada	(13,582)	(949,970)	(349,479)
Bank of Nova Scotia	(13,567)	(948,871)	(349,074)
CIBC	(13,157)	(920,221)	(338,535)
	(68,903)	(4,819,200)	(1,772,907)
GSCBNBCB
Canadian Western Bank	(5,916)	(397,687)	(168,287)
Boardwalk Real Estate Investment Trust	(5,881)	(395,392)	(167,316)
National Bank of Canada	(5,603)	(376,674)	(159,396)
Bank of Nova Scotia	(5,597)	(376,239)	(159,211)
CIBC	(5,428)	(364,879)	(154,404)
	(28,425)	(1,910,871)	(808,614)
GSCBNBCB
Canadian Western Bank	(5,065)	(388,375)	(96,162)
Boardwalk Real Estate Investment Trust	(5,035)	(386,134)	(95,607)
National Bank of Canada	(4,797)	(367,855)	(91,081)
Bank of Nova Scotia	(4,791)	(367,430)	(90,976)
CIBC	(4,647)	(356,335)	(88,229)
	(24,335)	(1,866,129)	(462,055)

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Value(a)	Net Unrealized Appreciation (Depreciation)
GSCBNIN2
Prospect Capital Corp.	(6,717)	$(599,925)	$(77,348)
Triangle Capital Corp.	(5,283)	(471,828)	(60,832)
Apollo Investment Corp.	(4,588)	(409,753)	(52,829)
New Mountain Finance Corp.	(3,984)	(355,879)	(45,883)
PennantPark Investment Corp.	(2,182)	(194,879)	(25,126)
Medley Capital Corp.	(1,946)	(173,808)	(22,409)
THL Credit Inc.	(1,762)	(157,405)	(20,294)
Fifth Street Finance Corp.	(1,523)	(135,995)	(17,534)
	(27,985)	(2,499,472)	(322,255)
GSCBNIND
Kansas City Southern.	(13,898)	(1,366,399)	(389,058)
GSCBNINV
FS Investment Corp.	(15,122)	(1,498,054)	3,504
Prospect Capital Corp.	(11,957)	(1,184,481)	2,770
Triangle Capital Corp.	(9,404)	(931,575)	2,179
Apollo Investment Corp.	(8,167)	(809,010)	1,892
New Mountain Finance Corp.	(7,093)	(702,641)	1,643
Fifth Street Finance Corp.	(5,397)	(534,629)	1,251
PennantPark Investment Corp.	(3,884)	(384,767)	900
THL Credit Inc.	(3,640)	(360,561)	843
Medley Capital Corp.	(3,464)	(343,166)	803
Ares Capital Corp.	(2,372)	(234,966)	550
	(70,500)	(6,983,850)	16,335
GSCBNINV
FS Investment Corp.	(12,151)	(1,189,042)	(11,792)
Prospect Capital Corp.	(9,607)	(940,151)	(9,324)
Triangle Capital Corp.	(7,556)	(739,414)	(7,333)
Apollo Investment Corp.	(6,562)	(642,131)	(6,368)
New Mountain Finance Corp.	(5,699)	(557,703)	(5,531)
Fifth Street Finance Corp.	(4,336)	(424,348)	(4,208)
PennantPark Investment Corp.	(3,121)	(305,399)	(3,029)
THL Credit Inc.	(2,924)	(286,186)	(2,838)
Medley Capital Corp.	(2,783)	(272,379)	(2,701)
Ares Capital Corp.	(1,906)	(186,498)	(1,850)
	(56,645)	(5,543,251)	(54,974)

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Value(a)	Net Unrealized Appreciation (Depreciation)
GSCBNML2
ONEOK Inc.	(2,380)	$(219,499)	$(65,230)
Summit Midstream Partners LP	(2,111)	(194,658)	(57,847)
Enable Midstream Partners LP	(1,972)	(181,828)	(54,035)
NuStar GP Holdings LLC	(1,806)	(166,529)	(49,488)
TC PipeLines LP	(1,601)	(147,678)	(43,886)
Tesoro Logistics LP	(1,391)	(128,270)	(38,118)
MPLX LP	(1,366)	(125,948)	(37,428)
	(12,627)	(1,164,410)	(346,032)
GSCBNML2
ONEOK Inc.	(3,298)	(265,244)	(129,367)
Summit Midstream Partners LP	(2,926)	(235,226)	(114,726)
Enable Midstream Partners LP	(2,733)	(219,723)	(107,164)
NuStar GP Holdings LLC	(2,503)	(201,235)	(98,147)
TC PipeLines LP	(2,219)	(178,455)	(87,037)
Tesoro Logistics LP	(1,928)	(155,002)	(75,598)
MPLX LP	(1,893)	(152,196)	(74,230)
	(17,500)	(1,407,081)	(686,269)
GSCBNML2
ONEOK Inc.	(5,881)	(509,367)	(194,164)
Summit Midstream Partners LP	(5,216)	(451,724)	(172,191)
Enable Midstream Partners LP	(4,872)	(421,951)	(160,842)
NuStar GP Holdings LLC	(4,462)	(386,448)	(147,309)
TC PipeLines LP	(3,957)	(342,701)	(130,633)
Tesoro Logistics LP	(3,437)	(297,663)	(113,465)
MPLX LP	(3,375)	(292,275)	(111,411)
	(31,200)	(2,702,129)	(1,030,015)
GSCBNUTL
8Point3 Energy Partners LP	(10,492)	(999,279)	(143,345)
Pattern Energy Group Inc.	(8,040)	(765,809)	(109,854)
Abengoa Yield PLC	(7,914)	(753,814)	(108,133)
	(26,446)	(2,518,902)	(361,332)
Total Short Positions of Total Return Basket Swaps			$(7,304,509)
Net Cash and Other Receivables (Payables)			(22,939)
Total Return Basket Swaps, at Value — Goldman Sachs International			$(7,327,448)

(a)  Notional value represents the value (including any fees or commissions) of the short positions when they were established.

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

At April 30, 2016, there were no total return swap contracts outstanding for Long Short Fund.

For the six months ended April 30, 2016, the average notional value of total return swaps and total return basket swaps for the Fund was $52,806,180.

At April 30, 2016, the Fund deposited cash collateral of $7,840,000 in a segregated account for Goldman Sachs International.

Futures Contracts ("Futures")

At April 30, 2016, open positions in futures were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
June 2016	600 Russell 2000 Mini Index	Short	$(4,039,506)
June 2016	3,123 S&P 500 E-Mini Index	Short	(8,282,093)
June 2016	160 S&P MidCap 400 E-Mini Index	Short	(1,152,573)
Total			$(13,474,172)

For the six months ended April 30, 2016, the average notional value of futures was $(397,988,045) for short positions.

At April 30, 2016, the notional value of futures was $(412,517,265) for short positions. The Fund had deposited $20,096,450 in segregated accounts to cover margin requirements on open futures.

Written Option Contracts ("options written")

At April 30, 2016, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Optionsµ
Allison Transmission Holdings, Inc., Put	3,653	22.5	November 2016	$(237,445)
BlackRock, Inc., Call	71	370	October 2016	(95,850)
BlackRock, Inc., Put	92	300	October 2016	(79,120)
Delta Air Lines, Inc., Call	819	50	September 2016	(64,701)
Delta Air Lines, Inc., Put	819	40	September 2016	(238,329)
Five Below, Inc., Call	800	43	May 2016	(48,800)
Five Below, Inc., Put	800	36	May 2016	(16,000)
Fresh Market, Inc., Put	1,200	17.5	June 2016	(288,000)[f]
Ingersoll-Rand PLC, Call	461	62.5	June 2016	(184,400)
JC Penney Co., Inc., Call	3,000	14	May 2016	(36,000)
JC Penney Co., Inc., Put	2,817	9	May 2016	(140,850)
JC Penney Co., Inc., Put	3,000	10	May 2016	(324,000)
Lululemon athletica, Inc., Put	500	55	June 2016	(37,000)
Markit Ltd., Put	650	30	May 2016	(52,000)
Party City Holdco, Inc., Put	1,000	12.5	July 2016	(70,000)
PVH Corp., Put	350	90	May 2016	(32,710)
S&P 500 Index, Call	130	2,100	September 2016	(637,000)
S&P 500 Index, Call	130	2,125	September 2016	(503,750)

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
S&P 500 Index, Call	67	2,175	December 2016	$(264,650)
S&P 500 Index, Put	67	1,750	December 2016	(275,236)
Schlumberger Ltd., Put	465	67.5	January 2017	(148,800)
SPDR S&P Retail ETF, Call	4,050	55	January 2017	(89,100)
Starwood Property Trust, Inc., Put	928	17.5	September 2016	(41,760)
The Fresh Market, Inc. (Flex), Call	186	27.5	June 2016	(25,945)
Valmont Industries, Inc., Call	274	125	June 2016	(484,980)
Visa, Inc., Call	883	80	May 2016	(40,618)
Wesco Aircraft Holdings, Inc., Put	2,667	12.5	August 2016	(133,350)
Wesco Aircraft Holdings, Inc., Put	2,836	12.5	December 2016	(129,630)[i]
Westar Energy, Inc., Put	3,000	50	May 2016	(615,000)
Weyerhaeuser Co., Call	2,671	34	October 2016	(240,390)
Whole Foods Market, Inc., Put	2,000	28	May 2016	(176,000)
Whole Foods Market, Inc., Put	1,000	26	June 2016	(51,000)
Total				$(5,802,414)

At April 30, 2016, the Fund had deposited $35,706,931 in a segregated account to cover requirements on options written.

Written option transactions for the Fund for the six months ended April 30, 2016 were:

Long Short	Number of Contracts	Premium Received
Outstanding 10/31/2015	9,404	$7,434,936
Options written	91,399	9,237,543
Options expired	(36,843)	(1,435,658)
Options exercised	(12,581)	(5,553,270)
Options closed	(9,993)	(4,259,666)
Outstanding 4/30/2016	41,386	$5,423,885

For the six months ended April 30, 2016, the Fund had an average market value of purchased options and written options of $1,216,218 and $(2,775,774), respectively.

See Notes to Schedule of Investments

Schedule of Investments Long Short Credit Fund (Unaudited) 4/30/16

	Number of Shares	Value† (000's omitted)
Long Positions (83.4%)
Common Stocks (0.1%)
Real Estate Investment Trusts (0.1%)
Annaly Capital Management, Inc. (Cost $53)	5,000	$52
Preferred Stocks (0.7%)
Banks (0.7%)
GMAC Capital Trust I, Ser. 2, 8.13% (Cost $254)	10,000	251	µ
	Principal Amount[a] (000's omitted)
Corporate Debt Securities (42.5%)
Banks (1.4%)
JPMorgan Chase & Co., Junior Subordinated Notes, Ser. 1, 7.90%, due 12/29/49	$500	503	µ
Building Materials (4.5%)
Cemex SAB de CV, Senior Secured Note, 9.50%, due 6/15/18	1,500	1,586	ñ
Commercial Services (0.0%)
United Rentals North America, Inc., Senior Unsecured Note, 5.88%, due 9/15/26	10	10
Diversified Financial Services (0.8%)
Nationstar Mortgage LLC/ Nationstar Capital Corp., Guaranteed Notes, 9.63%, due 5/1/19	250	261
Iron—Steel (0.4%)
BlueScope Steel Finance Ltd./ BlueScope Steel Finance USA LLC, Guaranteed Notes, 7.13%, due 5/1/18	125	128	ñ
	Principal Amount[a] (000's omitted)	Value† (000's omitted)
Media (7.6%)
Altice Financing SA, Senior Secured Notes, 7.50%, due 5/15/26	$500	$501	ñØ
Altice US Finance I Corp., Senior Secured Notes, 5.50%, due 5/15/26	200	202	ñ
Cablevision Systems Corp., Senior Unsecured Notes, 8.63%, due 9/15/17	800	848	ØØ
CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.88%, due 4/1/24	200	210	ñ
Neptune Finco Corp., Senior Unsecured Notes, 10.88%, due 10/15/25	200	222	ñ
Numericable- SFR SA, Senior Secured Notes, 4.88%, due 5/15/19	200	207	ñ
Numericable- SFR SA, Senior Secured Notes, 7.38%, due 5/1/26	200	203	ñ
WideOpenWest Finance LLC/ WideOpenWest Capital Corp., Guaranteed Notes, 13.38%, due 10/15/19	150	150
WideOpenWest Finance LLC/ WideOpenWest Capital Corp., Guaranteed Notes, 10.25%, due 7/15/19	100	100
		2,643
Mining (1.4%)
First Quantum Minerals Ltd., Guaranteed Notes, 7.25%, due 10/15/19	200	170	ñ
	Principal Amount[a] (000's omitted)	Value† (000's omitted)
HudBay Minerals, Inc., Guaranteed Notes, 9.50%, due 10/1/20	$200	$171
Teck Resources Ltd., Guaranteed Notes, 6.25%, due 7/15/41	200	148
		489
Oil & Gas (6.9%)
Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	200	171
Citgo Holding, Inc., Senior Secured Notes, 10.75%, due 2/15/20	500	489	ñ
Drill Rigs Holdings, Inc., Senior Secured Notes, 6.50%, due 10/1/17	200	125	ñ
Harvest Operations Corp., Guaranteed Notes, 6.88%, due 10/1/17	250	213
PBF Holding Co. LLC/PBF Finance Corp., Senior Secured Notes, 8.25%, due 2/15/20	415	433
Seadrill Ltd., Senior Unsecured Notes, 6.13%, due 9/15/17	500	239	ñ**
YPF SA, Senior Unsecured Notes, 8.50%, due 3/23/21	700	731	ñ
		2,401
Packaging (4.7%)
Ardagh Packaging Finance PLC, Guaranteed Notes, 9.13%, due 10/15/20	200	211	ñ

See Notes to Schedule of Investments

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

	Principal Amount[a] (000's omitted)		Value† (000's omitted)
Ardagh Packaging Finance PLC, Guaranteed Notes, 9.25%, due 10/15/20	EUR	375	$451	[r]
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 6.00%, due 6/15/17		$1,000	997	ñ
			1,659
Pharmaceuticals (0.7%)
NBTY, Inc., Guaranteed Notes, 9.00%, due 10/1/18		250	255
Pipelines (0.7%)
DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, due 12/1/17		250	242
Telecommunications (13.4%)
CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20		800	822	ØØ
DigitalGlobe, Inc., Guaranteed Notes, 5.25%, due 2/1/21		300	272	ñ
EarthLink Holdings Corp., Senior Secured Notes, 7.38%, due 6/1/20		1,000	1,045	ØØ
EarthLink, Inc., Guaranteed Notes, 8.88%, due 5/15/19		150	153
Frontier Communications Corp., Senior Unsecured Notes, 11.00%, due 9/15/25		700	707	ñØØ
	Principal Amount[a] (000's omitted)	Value† (000's omitted)
Intelsat Jackson Holdings SA, Guaranteed Notes, 7.25%, due 4/1/19	$525	$430
Intelsat Luxembourg SA, Guaranteed Notes, 7.75%, due 6/1/21	350	117
Intelsat Luxembourg SA, Guaranteed Notes, 8.13%, due 6/1/23	200	66
Sprint Communications, Inc., Senior Unsecured Notes, 8.38%, due 8/15/17	650	663
Sprint Corp., Guaranteed Notes, 7.13%, due 6/15/24	250	188
Sprint Nextel Corp., Guaranteed Notes, 9.00%, due 11/15/18	200	212	ñ
		4,675
Total Corporate Debt Securities (Cost $15,294)		14,852
Foreign Government Securities (3.1%)
Sovereign (3.1%)
Argentine Republic Government International Bond, Senior Unsecured Notes, 2.50%, due 12/31/38,	400	255	**[c]
Argentine Republic Government International Bond, Senior Unsecured Notes, 6.25%, due 4/22/19,	350	363	ñ
	Principal Amount[a] (000's omitted)	Value† (000's omitted)
Argentine Republic Government International Bond, Senior Unsecured Notes, 6.88%, due 4/22/21,	$450	$464	ñ
Total Foreign Government Securities (Cost $1,085)		1,082
	Units of Currency
Purchased Options (0.0%)
CNH Call, expiring June 7, 2016 @ 7.06 (Cost $61)	10,000,000	4	[i]
	Principal Amount[a] (000's omitted)
Short-Term Investments (37.0%)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government[e] (28.6%)
U.S. Treasury Bill, Disc. Notes, 0.09%, due 5/26/16,	$2,500	2,500
U.S. Treasury Bill, Disc. Notes, 0.24%, due 8/11/16	2,500	2,498
U.S. Treasury Bill, Disc. Notes, 0.27%, due 8/18/16	2,500	2,498
U.S. Treasury Bill, Disc. Notes, 0.28%, due 8/25/16	2,500	2,498
		9,994

See Notes to Schedule of Investments

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
Money Market Fund (8.4%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.23%	2,944,308	$2,944	dØØ
Total Short-Term Investments (Cost $12,934)		12,938
Total Long Positions (83.4%) (Cost $29,681)		29,179	##
Cash, receivables and other assets, less liabilities (32.0%)		11,174	[k]
Short Positions (see summary below) ((15.4)%)		(5,387)
Total Net Assets (100.0%)		$34,966
	Principal Amount[a] (000's omitted)
Short Positions ((15.4)%)‡
Corporate Debt Securities Sold Short (14.8%)
Chemicals (0.5%)
Hexion, Inc., Senior Secured Notes, 10.00%, due 4/15/20	$(200)	(187)
Engineering & Construction (0.7%)
SBA Communications Corp., Senior Unsecured Notes, 4.88%, due 7/15/22	(250)	(254)
Healthcare-Services (2.2%)
HCA, Inc., Guaranteed Notes, 5.38%, due 2/1/25	(200)	(205)
Tenet Healthcare Corp., Senior Unsecured Notes, 6.75%, due 6/15/23	(550)	(550)
		(755)
	Principal Amount[a] (000's omitted)	Value† (000's omitted)
Lodging (0.6%)
MGM Resorts Int'l, Guaranteed Notes, 6.00%, due 3/15/23	$(200)	$(209)
Mining (0.7%)
Teck Resources Ltd., Guaranteed Notes, 3.75%, due 2/1/23	(300)	(234)
Oil & Gas (1.3%)
California Resources Corp., Secured Notes, 8.00%, due 12/15/23	(300)	(207	)ñ
Petroleos Mexi canos, Guaranteed Notes, 5.50%, due 1/21/21	(250)	(263)
		(470)
Packaging & Containers (1.5%)
Berry Plastics Corp., Secured Notes, 5.50%, due 5/15/22	(500)	(516)
Pipelines (4.3%)
Kinder Morgan, Inc., Guaranteed Notes, 4.30%, due 6/1/25	(1,000)	(994)
Sabine Pass LNG L.P., Senior Secured Notes, 7.50%, due 11/30/16	(500)	(512)
		(1,506)
Retail (1.5%)
Michaels Stores, Inc., Guaranteed Notes, 5.88%, due 12/15/20	(500)	(525	)ñ
	Principal Amount[a] (000's omitted)		Value† (000's omitted)
Telecommunications (1.5%)
T-Mobile USA, Inc., Guaranteed Notes, 6.38%, due 3/1/25		$(500)	$(529)
Total Corporate Debt Securities Sold Short (Cost $(4,775))			(5,185)
Foreign Government Securities Sold Short (0.6%)
Sovereign (0.6%)
South Africa Government International Bond, Senior Unsecured Notes, 4.67%, due 1/17/24 (Cost $202))	ZAR	(200)	(202)
Total Short Positions (Proceeds $(4,977))			(5,387)

See Notes to Schedule of Investments

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

Derivative Instruments

Total Return Swap Contracts ("total return swaps")

At April 30, 2016, the Fund had outstanding over the counter ("OTC") total return swaps as follows:

Long Total Return Swaps

	Swap Counterparty	Reference Entity	Notional Value(1)	Termination Date	Fixed-rate		Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
	Goldman Sachs International	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	$1,500,00	September 21, 2016	0.62	%(2)	$(73)	$(857)	$(930)
	Goldman Sachs International	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	1,500,000	June 20, 2016	0.62		64,754	(942)	63,812
	Goldman Sachs International	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	2,500,000	June 20, 2016	0.62		83,837	(142)	83,695
	JPMorgan Chase Bank, N.A.	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	2,500,000	June 20, 2016	0.62		73,035	(1,418)	71,617
	Goldman Sachs International	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	1,500,000	June 20, 2016	0.62		76,780	(994)	75,786
Total							$298,333	$(4,353)	$293,980

(1)  Notional value represents the value (including any fees or commissions) of the long positions when they were established.

(2)  Variable-rate. 3-month LIBOR as of 3/17/2016.

Short Total Return Swaps

	Swap Counterparty	Reference Entity	Notional Value(1)	Termination Date	Fixed-rate		Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
	Goldman Sachs International	Markit iBoxx USD Liquid High Yield Oil & Gas Index	$(250,000)	June 20, 2016	0.62	%(2)	$(8,143)	$177	$(7,966)
	Goldman Sachs International	Markit iBoxx USD Liquid High Yield Oil & Gas Index	(250,000)	June 20, 2016	0.62		(34,647)	147	(34,500)
Total							$(42,790)	$324	$(42,466)

(1)  Notional value represents the value (including any fees or commissions) of the short positions when they were established.

(2)  Variable-rate. 3-month LIBOR as of 3/17/2016.

At April 30, 2016, the Fund had no outstanding total return basket swaps or equity swaps.

For the six months ended April 30, 2016, the average notional value of total return swaps, total return basket swaps and equity swaps was $3,994,345.

See Notes to Schedule of Investments

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

Credit Default Swap Contracts ("Credit Default Swaps")

At April 30, 2016, the Fund had outstanding OTC credit default swaps as follows:

OTC Credit Default Swaps—Buy Protection

	Swap Counterparty	Reference Entity	Notional Amount	Contract Annual Fixed Rate*	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
	Goldman Sachs International	South Africa (Republic of), Senior Unsecured Notes, 5.50%, due 3/9/20	$500,000	1.00%	June 20, 2021	$48,168	$(5,777)	$(569)	$41,822
	Goldman Sachs International	Turkey (Republic of), Senior Unsecured Notes, 11.88%, due 1/15/30	750,000	1.00	June 20, 2021	54,839	(5,849)	(854)	48,136
	Goldman Sachs International	Chile (Republic of), Senior Unsecured Notes, 3.88%, due 8/5/20	500,000	1.00	June 20, 2021	(734)	73	(569)	(1,230)
	Goldman Sachs International	KB Home, Senior Unsecured Notes, 9.10%, due 9/15/17	250,000	5.00	June 20, 2021	(15,806)	2,392	(1,424)	(14,838)
Total						$86,467	$(9,161)	$(3,416)	$73,890

*  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the credit default swaps.

OTC Credit Default Swaps—Sell Protection

	Swap Counterparty	Reference Entity	Notional Amount	Contract Annual Fixed Rate*	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
	Goldman Sachs International	CDX.NA.HY.25 0-15%	$2,500,000	5.00%	December 20, 2020	$(1,517,948)	$(39,334)	$14,236	$(1,543,046)
	Goldman Sachs International	United Mexican States, Senior Unsecured Medium Term Notes, 5.95%, due 3/19/19	500,000	1.00	June 20, 2021	(13,416)	(1,278)	569	(14,125)
	Goldman Sachs International	Brazil, Federative Republic of (Government), 4.25%, due 1/7/25	500,000	1.00	June 20, 2021	(59,556)	5,470	569	(53,517)
Total						$(1,590,920)	$(35,142)	$15,374	$(1,610,688)

See Notes to Schedule of Investments

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

*  The contract annual fixed rate represents the annual fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swaps.

At April 30, 2016, the Fund had outstanding centrally cleared credit default swaps as follows:

Centrally Cleared Credit Default Swap Contracts—Buy Protection

Clearing house	Reference Entity	Notional Amount	Contract Annual Fixed Rate*	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
ICE ClearCredit LLC	CDX.NA.IG.25. V1	$5,000,000	1.00%	December 20, 2020	$(41,764)	$2,126	$(5,694)	$(45,332)
ICE ClearCredit LLC	CDX.NA.HY.26. V1	4,000,000	5.00	June 20, 2021	(130,954)	17,412	(22,778)	(136,320)
Total					$(172,718)	$19,538	$(28,472)	$(181,652)

*  The contract annual fixed rate represents the annual fixed rate of interest received by the Fund (as a buyer of protection) on the notional amount of the credit default swaps.

At April 30, 2016, the Fund had deposited $184,855 in segregated accounts to cover margin requirements on centrally cleared swaps. At April 30, 2016, the Fund deposited cash collateral of $1,610,000 in a segregated account for Goldman Sachs International. At April 30, 2016, the Fund deposited $151,647 for Goldman Sachs & Co.

During the six months ended April 30, 2016, the average notional value of credit default swaps was $3,648,056.

Futures Contracts ("futures")

For the six months ended April 30, 2016, the average notional value of futures for the Fund was $2,228,013 for long positions and $(332,611) for short positions.

At April 30, 2016, the Fund had no outstanding futures.

Forward Foreign Currency Contracts ("forward contracts")

At April 30, 2016, open forward contracts for the Fund were as follows:

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
428,000	Euro	$470,749	Goldman Sachs International	06/03/16	$(19,769)
Total					$(19,769)

For the six months ended April 30, 2016, the Fund's investments in forward contracts had an average notional value of $560,390.

See Notes to Schedule of Investments

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

Written Option Contracts ("options written")

Written option transactions for the Fund for the six months ended April 30, 2016 were:

	Number of Contracts	Premium Received
Outstanding 10/31/2015	150	$13,362
Options written	23,000,110	86,008
Options expired	(8,000,010)	(43,391)
Options exercised	(12,500,000)	(12,394)
Options closed	(2,500,250)	(43,585)
Outstanding 4/30/2016	—	$—

At April 30, 2016, the Fund had deposited $606,734 in a segregated account to cover requirements on options.

For the six months ended April 30, 2016, the Fund had an average market value of purchased options and written options of $31,841 and $(3,680), respectively.

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) 4/30/16

	Number of Shares	Value† (000's omitted)
Common Stocks (39.2%)
Aerospace & Defense (0.6%)
BAE Systems PLC	1,439	$10
L-3 Communications Holdings, Inc.	38	5
Lockheed Martin Corp.	323	75	ØØ
Orbital ATK, Inc.	27	2
Raytheon Co.	44	6
		98
Air Freight & Logistics (0.4%)
United Parcel Service, Inc. Class B	587	62	ØØ
Airlines (0.2%)
Air New Zealand Ltd.	3,449	6
Cathay Pacific Airways Ltd.	2,000	3
Deutsche Lufthansa AG	390	6
easyJet PLC	195	5
Singapore Airlines Ltd.	600	5
		25
Auto Components (0.0%)
GKN PLC	627	3
Nokian Renkaat OYJ	84	3
Xinyi Glass Holdings	2,000	1
		7
Automobiles (0.1%)
Renault SA	37	3
Volkswagen AG	18	3
Volkswagen AG, Preference Shares	21	3
		9
Banks (1.5%)
Australia & New Zealand Banking Group Ltd.	2,279	42
Barclays PLC	1,373	3
Bendigo & Adelaide Bank Ltd.	582	4
BOC Hong Kong Holdings Ltd.	3,000	9
Credit Agricole SA	240	3
Danske Bank A/S	110	3
Fulton Financial Corp.	201	3
Hang Seng Bank Ltd.	300	5
HSBC Holdings PLC	1,261	8
	Number of Shares	Value† (000's omitted)
JPMorgan Chase & Co.	900	$57	ØØ
M&T Bank Corp.	29	3
Nordea Bank AB	566	6
PNC Financial Services Group, Inc.	112	10
Regions Financial Corp.	404	4
Resona Holdings, Inc.	800	3
Skandinaviska Enskilda Banken AB, Class A	461	4
Societe Generale SA	70	3
SunTrust Banks, Inc.	309	13
Sydbank A/S	115	3
UniCredit SpA	745	3
United Bankshares, Inc.	60	2
Valley National Bancorp	236	2
Wells Fargo & Co.	650	33	ØØ
		226
Beverages (0.7%)
Coca-Cola Co.	1,569	70	ØØ
PepsiCo, Inc.	302	31
		101
Biotechnology (0.0%)
CSL Ltd.	37	3
Capital Markets (0.4%)
3i Group PLC	830	6
UBS Group AG	2,800	48
		54
Chemicals (0.7%)
Air Products & Chemicals, Inc.	22	3
BASF SE	560	46
Dow Chemical Co.	297	16
E.I. du Pont de Nemours & Co.	234	16	ØØ
LyondellBasell Industries NV Class A	331	27	ØØ
		108
Commercial Services & Supplies (0.2%)
R.R. Donnelley & Sons Co.	352	6
Rentokil Initial PLC	1,580	4
Republic Services, Inc.	153	8
Rollins, Inc.	81	2
Waste Management, Inc.	70	4
		24
	Number of Shares	Value† (000's omitted)
Communications Equipment (0.6%)
Cisco Systems, Inc.	3,319	$91	ØØ
Telefonaktiebolaget LM Ericsson, B Shares	253	2
		93
Construction & Engineering (0.2%)
Bouygues SA	75	2
CIMIC Group Ltd.	95	3
Skanska AB, B Shares	189	4
Vinci SA	364	27
		36
Containers & Packaging (0.3%)
Amcor Ltd.	451	5
Avery Dennison Corp.	77	6
DS Smith PLC	1,155	6
International Paper Co.	662	29
		46
Distributors (0.1%)
D'ieteren SA	62	3
Genuine Parts Co.	37	3
Jardine Cycle & Carriage Ltd.	100	3
		9
Diversified Financial Services (0.1%)
CME Group, Inc.	250	23	ØØ
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	1,456	56
BT Group PLC ADR	1,000	33	ØØ
CenturyLink, Inc.	251	8
Elisa OYJ	69	3
Frontier Communications Corp.	5,400	30
HKT Trust & HKT Ltd.	8,000	11
PCCW Ltd.	8,003	5
Singapore Telecommunications Ltd.	5,900	17
Spark New Zealand Ltd.	1,058	3
TDC A/S	938	5
Telenor ASA	469	8
Telia Co. AB	2,146	10
Telstra Corp. Ltd.	3,589	15
		204
Electric Utilities (2.1%)
Alliant Energy Corp.	30	2
American Electric Power Co., Inc.	95	6

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
BKW AG	175	$8
CLP Holdings Ltd.	1,500	14
Duke Energy Corp.	177	14
Edison International	325	23
EDP - Energias de Portugal SA	1,839	7
Enel SpA	1,208	5
Entergy Corp.	829	62
EVN AG	646	8
Exelon Corp.	1,377	48	ØØ
FirstEnergy Corp.	91	3
Fortum OYJ	402	6
Hawaiian Electric Industries, Inc.	103	3
HK Electric Investments & HK Electric Investments Ltd.	7,907	7	ñ
NextEra Energy, Inc.	469	55	ØØ
OGE Energy Corp.	75	2
Pinnacle West Capital Corp.	97	7
Power Assets Holdings Ltd.	1,000	10
PPL Corp.	138	5
Southern Co.	233	12
SSE PLC	601	13
Terna Rete Elettrica Nazionale SpA	1,528	9
		329
Electrical Equipment (0.0%)
Eaton Corp. PLC	44	3
Emerson Electric Co.	58	3
		6
Electronic Equipment, Instruments & Components (0.1%)
Avnet, Inc.	206	9
AVX Corp.	705	9
		18
Energy Equipment & Services (0.4%)
Noble Corp. PLC	949	11
Petrofac Ltd.	252	3
Schlumberger Ltd.	600	48	ØØ
		62
Food & Staples Retailing (0.6%)
Casino Guichard Perrachon SA	45	3
J Sainsbury PLC	2,691	11
Kesko OYJ, B Shares	62	2
Sysco Corp.	126	6
Wal-Mart Stores, Inc.	341	23
Wesfarmers Ltd.	983	32
	Number of Shares	Value† (000's omitted)
WM Morrison Supermarkets PLC	1,490	$4
Woolworths Ltd.	949	16
		97
Food Products (0.7%)
Archer-Daniels- Midland Co.	203	8
Cal-Maine Foods, Inc.	42	2
Campbell Soup Co.	190	12
ConAgra Foods, Inc.	1,048	47
General Mills, Inc.	157	9
Hormel Foods Corp.	97	4
Ingredion, Inc.	46	5
Kellogg Co.	79	6
Leroy Seafood Group ASA	54	3
Orkla ASA	370	3
Salmar ASA	117	3
Tate & Lyle PLC	312	3
WH Group Ltd.	3,000	2	ñ*
Wilmar International Ltd.	1,100	3
		110
Gas Utilities (0.2%)
AGL Resources, Inc.	161	11
Atmos Energy Corp.	41	3
Snam SpA	1,950	12
		26
Health Care Providers & Services (0.1%)
Anthem, Inc.	25	3
Owens & Minor, Inc.	53	2
Quest Diagnostics, Inc.	78	6
Sonic Healthcare Ltd.	457	7
		18
Hotels, Restaurants & Leisure (0.5%)
Carnival Corp.	344	17
Carnival PLC	51	3
Darden Restaurants, Inc.	103	6
Greene King PLC	207	2
Las Vegas Sands Corp.	212	10
McDonald's Corp.	206	26
Sands China Ltd.	1,200	4
Six Flags Entertainment Corp.	99	6
SKYCITY Entertainment Group Ltd.	731	2
	Number of Shares	Value† (000's omitted)
Star Entertainment Grp Ltd	583	$2
Tatts Group Ltd.	903	3
William Hill PLC	587	3
		84
Household Durables (0.1%)
Berkeley Group Holdings PLC	88	4
Persimmon PLC	201	6
		10
Household Products (0.7%)
Kimberly-Clark Corp.	58	7	ØØ
Procter & Gamble Co.	1,334	107	ØØ
		114
Independent Power and Renewable Electricity Producers (0.2%)
NextEra Energy Partners LP	1,225	35
Industrial Conglomerates (0.6%)
General Electric Co.	1,450	45	ØØ
Keppel Corp. Ltd.	600	2
Koninklijke Philips NV	650	18
NWS Holdings Ltd.	2,000	3
Siemens AG ADR	250	26
		94
Insurance (2.1%)
Admiral Group PLC	93	2
Aegon NV	473	3
Aflac, Inc.	90	6
Ageas	160	6
Allianz SE	338	57
Assicurazioni Generali SpA	178	3
AXA SA	1,500	38
Baloise Holding AG	20	2
Cincinnati Financial Corp.	123	8
CNA Financial Corp.	130	4
CNP Assurances	406	7
Direct Line Insurance Group PLC	1,274	7
Hannover Rueck SE	36	4
Insurance Australia Group Ltd.	1,651	7
Legal & General Group PLC	2,683	9
MetLife, Inc.	850	38	ØØ
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	133	25

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
NN Group NV	241	$8
Old Mutual PLC	3,628	10
Sampo OYJ, A Shares	120	5
SCOR SE	107	4
Standard Life PLC	1,026	5
Suncorp Group Ltd.	283	3
Swiss Life Holding AG	28	7	*
Swiss Re AG	281	25
Travelers Cos., Inc.	65	7
Unipol Gruppo Finanziario SpA	642	3
UNIQA Insurance Group AG	358	3
Zurich Insurance Group AG	94	21	*
		327
Internet Software & Services (0.0%)
Moneysuper market.com Group PLC	550	3
IT Services (0.6%)
Amdocs Ltd.	163	9
Automatic Data Processing, Inc.	456	40
IBM Corp.	159	23
Paychex, Inc.	55	3
Western Union Co.	295	6
Xerox Corp.	372	4
		85
Leisure Products (0.1%)
Mattel, Inc.	257	8
Marine (0.0%)
Dfds A/S	68	3
Media (0.7%)
Fuji Media Holdings, Inc.	300	3
Informa PLC	465	4
Lagardere SCA	900	24
Pearson PLC	842	10
Regal Entertainment Group Class A	2,400	50
Viacom, Inc. Class B	98	4
Vivendi SA	396	8
		103
Metals & Mining (1.4%)
Anglo American PLC	1,600	18
Bekaert NV	63	3
BHP Billiton Ltd.	2,169	34
BHP Billiton PLC	977	13
BlueScope Steel Ltd.	814	4
	Number of Shares	Value† (000's omitted)
Franco-Nevada Corp.	650	$45
Rio Tinto Ltd.	380	15
Rio Tinto PLC	1,088	36
Southern Copper Corp.	1,200	36
voestalpine AG	132	5
		209
Multi-Utilities (1.1%)
AGL Energy Ltd.	287	4
Ameren Corp.	950	46
Black Hills Corp.	375	23
Centrica PLC	3,319	12
Consolidated Edison, Inc.	119	9
National Grid PLC	2,628	37
NiSource, Inc.	445	10
Public Service Enterprise Group, Inc.	67	3
RWE AG	270	4	*
SCANA Corp	80	5
WEC Energy Group, Inc.	400	23
		176
Multiline Retail (0.4%)
Harvey Norman Holdings Ltd.	727	2
Kohl's Corp.	113	5
Marks & Spencer Group PLC	1,065	7
Target Corp.	616	49	ØØ
		63
Oil, Gas & Consumable Fuels (4.7%)
Chevron Corp.	410	42
Columbia Pipeline Group, Inc.	1,700	44
EQT GP Holdings LP	1,050	28
Exxon Mobil Corp.	1,386	123	ØØ
HollyFrontier Corp.	98	3
JX Holdings, Inc.	600	3
Neste OYJ	75	2
Occidental Petroleum Corp.	735	56
OMV AG	241	7
ONEOK, Inc.	2,525	91	ØØ
Phillips 66	145	12
Repsol SA	1,124	15
Royal Dutch Shell PLC, A Shares	2,239	58
Royal Dutch Shell PLC, B Shares	1,324	35
Spectra Energy Corp.	1,970	62	ØØ
Statoil ASA	794	14
Suncor Energy, Inc.	800	23
Teekay Corp.	1,550	17
Tesoro Corp.	26	2
	Number of Shares	Value† (000's omitted)
TOTAL SA	1,519	$76
Valero Energy Corp.	185	11
Woodside Petroleum Ltd.	3	0
		724
Paper & Forest Products (0.2%)
Domtar Corp.	83	3
Mondi PLC	200	4
Navigator Co. SA	710	2
Nippon Paper Industries Co. Ltd.	200	4
Stora Enso OYJ, R Shares	443	4
UPM-Kymmene OYJ	606	12
		29
Personal Products (0.2%)
Avon Products	446	2
Unilever NV	500	22	ØØ
		24
Pharmaceuticals (4.1%)
AstraZeneca PLC	986	57
Bristol-Myers Squibb Co.	1,022	74	ØØ
Daiichi Sankyo Co. Ltd.	100	2
Eli Lilly & Co.	655	50	ØØ
GlaxoSmithKline PLC	4,129	88
GlaxoSmithKline PLC ADR	1,150	49	ØØ
Johnson & Johnson	1,082	121	ØØ
Merck & Co., Inc.	796	44
Pfizer, Inc.	1,377	45	ØØ
Recordati SpA	215	5
Sanofi	906	75
Takeda Pharmaceutical Co. Ltd.	400	19
		629
Professional Services (0.0%)
Nielsen Holdings PLC	40	2
Real Estate Investment Trusts (4.7%)
American Campus Communities, Inc.	320	14
Annaly Capital Management, Inc.	1,045	11
AvalonBay Communities, Inc.	200	35	ØØ
Blackstone Mortgage Trust, Inc. Class A	410	11
Brandywine Realty Trust	827	12

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's omitted)
Care Capital Properties, Inc.	240	$6
CBL & Associates Properties, Inc.	975	11
Corporate Office Properties Trust	574	15
Crown Castle International Corp.	725	63	ØØ
Digital Realty Trust, Inc.	275	24
EPR Properties	240	16
Equinix, Inc.	205	68	ØØ
HCP, Inc.	275	9
Highwoods Properties, Inc.	340	16
Kimco Realty Corp.	880	25
LaSalle Hotel Properties	290	7
Liberty Property Trust	390	14
Mid-America Apartment Communities, Inc.	180	17
National Retail Properties, Inc.	293	13
NorthStar Realty Finance Corp.	431	6
OMEGA Healthcare Investors, Inc.	385	13
Prologis, Inc.	1,215	55	ØØ
Public Storage	101	25
Retail Opportunity Investments Corp.	430	8
RLJ Lodging Trust	240	5
Simon Property Group, Inc.	273	55	ØØ
Sovran Self Storage, Inc.	90	10
Spirit Realty Capital, Inc.	1,100	13
STAG Industrial, Inc.	655	13
Starwood Property Trust, Inc.	1,740	34	ØØ
Sun Communities, Inc.	115	8
Ventas, Inc.	368	23
Welltower, Inc.	214	15
Weyerhaeuser Co.	1,625	52	ØØ
WP GLIMCHER, Inc.	1,000	10
		732
Road & Rail (0.0%)
AMERCO	10	4
Semiconductors & Semiconductor Equipment (1.3%)
Analog Devices, Inc.	37	2
Intel Corp.	1,062	32
KLA-Tencor Corp.	34	2
	Number of Shares	Value† (000's omitted)
Linear Technology Corp.	500	$22
Marvell Technology Group Ltd.	470	5
Maxim Integrated Products, Inc.	1,358	49
MKS Instruments, Inc.	57	2
QUALCOMM, Inc.	962	49
Texas Instruments, Inc.	752	43	ØØ
		206
Software (0.9%)
CA, Inc.	71	2
Microsoft Corp.	2,224	111	ØØ
Oracle Corp.	750	30
		143
Specialty Retail (0.4%)
Best Buy Co., Inc.	1,469	47
Hennes & Mauritz AB, B Shares	259	9	*
Staples, Inc.	244	3
		59
Technology Hardware, Storage & Peripherals (0.5%)
Apple, Inc.	499	47
Canon, Inc.	600	17
HP, Inc.	468	5
		69
Textiles, Apparel & Luxury Goods (0.0%)
Yue Yuen Industrial Holdings Ltd.	1,000	4
Thrifts & Mortgage Finance (0.1%)
New York Community Bancorp, Inc.	535	8
Tobacco (1.5%)
Altria Group, Inc.	748	47
British American Tobacco PLC	1,230	75
Imperial Brands PLC	553	30
Philip Morris International, Inc.	757	74
		226
Transportation Infrastructure (0.0%)
Atlantia SpA	155	4
Wireless Telecommunication Services (0.5%)
Vodafone Group PLC	21,779	70
Total Common Stocks (Cost $6,032)		6,041
	Number of Shares	Value† (000's omitted)
Convertible Preferred Stocks (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
El Paso Energy Capital Trust I, 4.75%, due 3/31/28 (Cost $21)	500	$22
Preferred Stocks (1.8%)
Real Estate Investment Trusts (1.8%)
Alexandria Real Estate Equities, Inc., Ser. E, 6.45%	600	16
Apartment Investment & Management Co., Ser. A, 6.88%	600	17
Ashford Hospitality Trust, Inc., Ser. D, 8.45%	600	15
Cedar Realty Trust, Inc., Ser. B, 7.25%	600	15
CubeSmart, Ser. A, 7.75%	600	16
DuPont Fabros Technology, Inc., Ser. B, 7.63%	600	15
Equity Commonwealth, Ser. E, 7.25%	600	15
First Potomac Realty Trust, Ser. A, 7.75%	56	1
General Growth Properties, Inc., Ser. A, 6.38%	900	25
Hersha Hospitality Trust, Ser. C, 6.88%	600	16
Kilroy Realty Corp., Ser. G, 6.88%	600	15
PS Business Parks, Inc., Ser. S, 6.45%	600	16
Regency Centers Corp., Ser. 6, 6.63%	900	24
Retail Properties of America, Inc., Ser. A, 7.00%	600	16
Sabra Health Care REIT, Inc., Ser. A, 7.13%	600	16
SL Green Realty Corp., Ser. I, 6.50%	900	24
VEREIT, Inc., Ser. F, 6.70%	600	15
Total Preferred Stocks (Cost $273)		277

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Principal Amount (000's omitted)	Value† (000's omitted)
Convertible Bonds (0.3%)
Real Estate Investment Trusts (0.3%)
Extra Space Storage LP, Guaranteed Notes, 3.13%, due 10/1/35 (Cost $40)	$40	$44	ñ
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (5.4%)
U.S. Treasury Bonds, 3.00%, due 11/15/44	420	449	[g]
U.S. Treasury Bonds, 2.50%, due 2/15/46	25	24
U.S. Treasury Inflation-Indexed Bonds, 1.75%, due 1/15/28	34	40
U.S. Treasury Inflation-Indexed Bonds, 3.88%, due 4/15/29	14	21
U.S. Treasury Inflation-Indexed Bonds, 3.38%, due 4/15/32	200	291
U.S. Treasury Inflation-Indexed Bonds, 0.75%, due 2/15/42	16	15
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $846)		840
U.S. Government Agency Securities (0.8%)
Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36 (Cost $127)	90	123
	Number of Shares
Exchange Traded Funds (10.7%)
iShares 10+ Year Credit Bond ETF	11,300	682
iShares Core U.S. Aggregate Bond ETF	430	48
	Number of Shares	Value† (000's omitted)
SPDR Barclays International Treasury Bond ETF	847	$48	*
SPDR Barclays Long Term Corporate Bond ETF	19,700	806
Vanguard S&P 500 ETF	338	64
Total Exchange Traded Funds (Cost $1,608)		1,648
Master Limited Partnerships (4.2%)
Hotels, Restaurants & Leisure (0.4%)
Cedar Fair LP	1,000	58
Oil, Gas & Consumable Fuels (3.7%)
Alliance Holdings GP LP	1,325	23
American Midstream Partners LP	1,500	18
Energy Transfer Equity LP	9,000	112
Energy Transfer Partners LP	2,199	78	ØØ
Enterprise Products Partners LP	2,700	72	ØØ
EQT Midstream Partners LP	675	54
NuStar Energy LP	1,500	76
Teekay LNG Partners LP	1,725	24
Western Gas Equity Partners LP	2,775	112
		569
Real Estate Management & Development (0.1%)
Brookfield Property Partners LP	590	14
Total Master Limited Partnerships (Cost $736)		641
Mutual Funds (36.7%)
Neuberger Berman Emerging Markets Debt Fund Institutional Class	141,449	1,242	§§
Neuberger Berman Floating Rate Income Fund Institutional Class	87,999	860	§§
	Number of Shares	Value† (000's omitted)
Neuberger Berman Global Long Short Fund Institutional Class	17,801	$146	§§
Neuberger Berman High Income Bond Fund Institutional Class	347,057	2,918	§§
Neuberger Berman Long Short Credit Fund Institutional Class	53,636	504	§§
Total Mutual Funds (Cost $5,940)		5,670
Short-Term Investments (0.7%)
State Street Institutional Liquid Reserves Fund Premier Class, 0.46% (Cost $110)	110,234	110	dØØ
Total Investments (99.9%) (Cost $15,733)		15,416	##
Cash, receivables and other assets, less liabilities (0.1%)		15	[k]
Total Net Assets (100.0%)		$15,431

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Derivative Instruments

Futures Contracts ("futures")

At April 30, 2016, open positions in futures were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
May 2016	1 H-Shares Index	Short	$448
June 2016	5 Euro STOXX 50 Index	Short	(5,321)
June 2016	1 TOPIX Index	Short	(7,195)
June 2016	1 U.S. Treasury Note, 5 Year	Short	(986)
June 2016	2 Canadian Treasury Bond, 10 Year	Long	(3,121)
June 2016	1 Euro-BOBL	Long	(608)
June 2016	1 Euro-BTP	Long	(36)
June 2016	1 Euro-OAT	Long	(3,047)
June 2016	1 FTSE 100 Index	Long	1,759
June 2016	11 Mini MSCI Emerging Markets Index	Long	18,097
June 2016	2 Nikkei 225 Index	Long	4,444
June 2016	1 S&P 500 E-Mini Index	Long	878
June 2016	1 U.K. Long Gilt Bond	Long	(1,316)
June 2016	1 U.S. Treasury Bond, Long	Long	(3,220)
June 2016	1 U.S. Treasury Note, 2 Year	Long	702
June 2016	1 U.S. Treasury Note, 10 Year	Long	1,139
Total			$2,617

For the six months ended April 30, 2016, the average notional value of futures for the Fund was $1,562,070 for long positions and $(284,911) for short positions.

At April 30, 2016, the notional value of futures for the Fund was $2,209,417 for long positions and $(473,368) for short positions. The Fund had deposited $23,884 in segregated accounts to cover margin requirements on open futures.

Forward Foreign Currency Contracts ("forward contracts")

At April 30, 2016, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
67,391	Australian Dollar	$49,890	Deutsche Bank AG	06/03/16	$1,286
14,744	Australian Dollar	11,006	Goldman Sachs International	06/03/16	190
35,110	Australian Dollar	26,919	Goldman Sachs International	06/03/16	(257)
131,375	Australian Dollar	100,230	Royal Bank of Canada	06/03/16	(466)
20,818	Australian Dollar	15,649	Royal Bank of Canada	06/03/16	160
12,755	Australian Dollar	9,456	Societe Generale	06/03/16	230

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
46,791	Australian Dollar	$35,581	Societe Generale	06/03/16	$(49)
38,504	Australian Dollar	29,269	Societe Generale	06/03/16	(30)
58,335	Australian Dollar	43,705	Societe Generale	06/03/16	593
61,728	Australian Dollar	47,019	Societe Generale	06/03/16	(144)
165,465	Australian Dollar	126,155	Societe Generale	06/03/16	(504)
13,082	Australian Dollar	10,053	State Street Bank and Trust Company	06/03/16	(119)
18,559	Australian Dollar	14,492	State Street Bank and Trust Company	06/03/16	(398)
233,829	Canadian Dollar	175,249	Deutsche Bank AG	06/03/16	11,115
12,797	Canadian Dollar	9,959	Goldman Sachs International	06/03/16	241
58,250	Canadian Dollar	44,720	Royal Bank of Canada	06/03/16	1,706
15,723	Canadian Dollar	12,139	Royal Bank of Canada	06/03/16	393
10,260	Canadian Dollar	8,172	Royal Bank of Canada	06/03/16	5
57,254	Canadian Dollar	44,061	Royal Bank of Canada	06/03/16	1,571
333,320	Canadian Dollar	249,751	Societe Generale	06/03/16	15,908
45,924	Canadian Dollar	34,579	Societe Generale	06/03/16	2,023
13,401	Canadian Dollar	10,331	Societe Generale	06/03/16	350
126,344	Canadian Dollar	96,210	Societe Generale	06/03/16	4,487
99,832	Canadian Dollar	79,790	Societe Generale	06/03/16	(223)
73,585	Canadian Dollar	55,835	State Street Bank and Trust Company	06/03/16	2,813
31,722	Canadian Dollar	24,128	State Street Bank and Trust Company	06/03/16	1,155
51,680	Canadian Dollar	40,057	State Street Bank and Trust Company	06/03/16	1,132
32,505	Canadian Dollar	25,657	State Street Bank and Trust Company	06/03/16	250
95,166	Canadian Dollar	74,993	State Street Bank and Trust Company	06/03/16	855
17,480	Euro	19,754	Goldman Sachs International	06/03/16	279
7,805	Euro	8,588	Goldman Sachs International	06/03/16	357
30,092	Euro	34,155	Goldman Sachs International	06/03/16	332
14,035	Euro	15,869	Royal Bank of Canada	06/03/16	216
9,385	Euro	10,663	Royal Bank of Canada	06/03/16	93
7,231	Euro	7,943	Societe Generale	06/03/16	344
7,377	Euro	8,144	Societe Generale	06/03/16	311
37,512	Euro	41,443	Societe Generale	06/03/16	1,548
20,830	Euro	23,541	Societe Generale	06/03/16	332
37,713	Euro	42,892	Societe Generale	06/03/16	330
17,684	Euro	20,230	Societe Generale	06/03/16	37
30,308	Euro	34,370	Societe Generale	06/03/16	365
20,199	Euro	22,588	State Street Bank and Trust Company	06/03/16	561
29,450	Euro	32,791	State Street Bank and Trust Company	06/03/16	961
51,619	Euro	58,560	State Street Bank and Trust Company	06/03/16	599
9,883	Euro	11,256	State Street Bank and Trust Company	06/03/16	70
17,081	Euro	19,440	State Street Bank and Trust Company	06/03/16	136
79,115	Euro	89,481	State Street Bank and Trust Company	06/03/16	1,191
943,525	Japanese Yen	8,374	Deutsche Bank AG	06/03/16	499
2,151,633	Japanese Yen	19,747	Goldman Sachs International	06/03/16	488
3,328,072	Japanese Yen	30,346	Royal Bank of Canada	06/03/16	953

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
5,716,762	Japanese Yen	$51,384	Royal Bank of Canada	06/03/16	$2,379
7,179,173	Japanese Yen	64,006	Royal Bank of Canada	06/03/16	3,510
12,948,735	Japanese Yen	115,396	Royal Bank of Canada	06/03/16	6,379
1,720,243	Japanese Yen	15,329	Societe Generale	06/03/16	848
5,638,360	Japanese Yen	50,787	Societe Generale	06/03/16	2,239
2,234,847	Japanese Yen	20,884	Societe Generale	06/03/16	133
4,167,883	Japanese Yen	38,540	Societe Generale	06/03/16	657
3,652,398	Japanese Yen	33,470	Societe Generale	06/03/16	879
3,328,043	Japanese Yen	29,520	Societe Generale	06/03/16	1,778
4,697,181	Japanese Yen	41,531	State Street Bank and Trust Company	06/03/16	2,643
1,284,554	Japanese Yen	11,551	State Street Bank and Trust Company	06/03/16	529
883,609	Japanese Yen	7,784	State Street Bank and Trust Company	06/03/16	526
1,391,104	Japanese Yen	12,531	State Street Bank and Trust Company	06/03/16	552
49,379	New Zealand Dollar	33,844	Goldman Sachs International	06/03/16	577
15,405	New Zealand Dollar	10,604	Goldman Sachs International	06/03/16	135
216,775	New Zealand Dollar	146,208	Royal Bank of Canada	06/03/16	4,901
17,462	New Zealand Dollar	12,123	Royal Bank of Canada	06/03/16	49
50,263	New Zealand Dollar	33,962	Societe Generale	06/03/16	1,075
34,713	New Zealand Dollar	23,785	Societe Generale	06/03/16	413
17,199	New Zealand Dollar	11,999	Societe Generale	06/03/16	(10)
75,788	New Zealand Dollar	50,477	Societe Generale	06/03/16	2,354
45,771	New Zealand Dollar	31,240	Societe Generale	06/03/16	666
18,896	New Zealand Dollar	12,810	Societe Generale	06/03/16	362
11,491	New Zealand Dollar	7,628	State Street Bank and Trust Company	06/03/16	382
59,192	New Zealand Dollar	39,197	State Street Bank and Trust Company	06/03/16	2,065
40,255	New Zealand Dollar	27,306	State Street Bank and Trust Company	06/03/16	755
93,957	New Zealand Dollar	63,101	State Street Bank and Trust Company	06/03/16	2,395
66,451	New Zealand Dollar	44,901	State Street Bank and Trust Company	06/03/16	1,421
59,142	New Zealand Dollar	41,398	State Street Bank and Trust Company	06/03/16	(171)
41,175	New Zealand Dollar	28,247	State Street Bank and Trust Company	06/03/16	456
85,513	Norwegian Krone	10,234	Royal Bank of Canada	06/03/16	385
70,034	Norwegian Krone	8,367	Royal Bank of Canada	06/03/16	330
136,449	Norwegian Krone	15,885	Societe Generale	06/03/16	1,059
193,285	Norwegian Krone	23,214	Societe Generale	06/03/16	788
1,182,690	Norwegian Krone	137,944	Societe Generale	06/03/16	8,921
86,925	Norwegian Krone	10,669	Societe Generale	06/03/16	125
514,879	Norwegian Krone	60,317	State Street Bank and Trust Company	06/03/16	3,620
1,662,840	Norwegian Krone	194,198	State Street Bank and Trust Company	06/03/16	12,292
90,164	Norwegian Krone	10,669	State Street Bank and Trust Company	06/03/16	527
350,851	Norwegian Krone	42,110	State Street Bank and Trust Company	06/03/16	1,459
273,313	Norwegian Krone	32,987	State Street Bank and Trust Company	06/03/16	953
564,487	Norwegian Krone	68,622	State Street Bank and Trust Company	06/03/16	1,476
212,168	Norwegian Krone	25,759	State Street Bank and Trust Company	06/03/16	588
22,733	Pound Sterling	32,797	Goldman Sachs International	06/03/16	421

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
14,956	Pound Sterling	$21,529	Royal Bank of Canada	06/03/16	$325
16,823	Pound Sterling	23,822	Societe Generale	06/03/16	760
150,240	Pound Sterling	213,867	Societe Generale	06/03/16	5,672
7,078	Pound Sterling	10,073	Societe Generale	06/03/16	269
23,417	Pound Sterling	33,560	Societe Generale	06/03/16	658
11,927	Pound Sterling	16,818	Societe Generale	06/03/16	610
5,828	Pound Sterling	8,342	Societe Generale	06/03/16	174
7,748	Pound Sterling	11,150	Societe Generale	06/03/16	172
18,670	Pound Sterling	26,841	State Street Bank and Trust Company	06/03/16	440
38,207	Pound Sterling	54,996	State Street Bank and Trust Company	06/03/16	834
13,237	Pound Sterling	18,882	State Street Bank and Trust Company	06/03/16	461
21,092	Pound Sterling	29,955	State Street Bank and Trust Company	06/03/16	865
13,193	Pound Sterling	18,571	State Street Bank and Trust Company	06/03/16	707
476,542	Swedish Krona	58,633	Goldman Sachs International	06/03/16	772
283,827	Swedish Krona	35,037	Goldman Sachs International	06/03/16	345
127,008	Swedish Krona	15,571	Royal Bank of Canada	06/03/16	262
895,078	Swedish Krona	105,998	Royal Bank of Canada	06/03/16	5,583
79,780	Swedish Krona	9,799	Royal Bank of Canada	06/03/16	147
78,102	Swedish Krona	9,529	Royal Bank of Canada	06/03/16	207
305,012	Swedish Krona	35,941	Societe Generale	06/03/16	2,082
299,063	Swedish Krona	37,046	Societe Generale	06/03/16	236
1,081,262	Swedish Krona	127,519	Societe Generale	06/03/16	7,271
261,334	Swedish Krona	32,104	Societe Generale	06/03/16	474
290,019	Swedish Krona	35,457	State Street Bank and Trust Company	06/03/16	697
208,285	Swedish Krona	25,668	State Street Bank and Trust Company	06/03/16	297
408,454	Swedish Krona	50,083	State Street Bank and Trust Company	06/03/16	835
801,656	Swedish Krona	98,780	State Street Bank and Trust Company	06/03/16	1,155
143,491	Swedish Krona	17,693	State Street Bank and Trust Company	06/03/16	194
10,988	Swiss Franc	11,293	Goldman Sachs International	06/03/16	176
8,684	Swiss Franc	8,982	Royal Bank of Canada	06/03/16	82
48,553	Swiss Franc	50,266	Royal Bank of Canada	06/03/16	412
124,378	Swiss Franc	129,257	Societe Generale	06/03/16	565
17,638	Swiss Franc	18,279	Societe Generale	06/03/16	131
9,445	Swiss Franc	9,555	State Street Bank and Trust Company	06/03/16	303
157,176	Swiss Franc	157,519	State Street Bank and Trust Company	06/03/16	6,536
36,861	Swiss Franc	38,123	State Street Bank and Trust Company	06/03/16	351
24,697	Swiss Franc	25,862	State Street Bank and Trust Company	06/03/16	(84)
31,937	Swiss Franc	33,165	State Street Bank and Trust Company	06/03/16	170
34,448	Swiss Franc	35,923	State Street Bank and Trust Company	06/03/16	32
Total					$169,274

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
24,416	Australian Dollar	$18,684	Goldman Sachs International	06/03/16	$143
64,162	Australian Dollar	49,632	Goldman Sachs International	06/03/16	909
31,740	Australian Dollar	24,088	Royal Bank of Canada	06/03/16	(15)
14,692	Australian Dollar	11,254	Royal Bank of Canada	06/03/16	97
13,349	Australian Dollar	10,059	Royal Bank of Canada	06/03/16	(78)
68,507	Australian Dollar	50,547	Societe Generale	06/03/16	(1,476)
225,358	Australian Dollar	166,888	Societe Generale	06/03/16	(4,245)
86,058	Australian Dollar	64,497	Societe Generale	06/03/16	(853)
87,892	Australian Dollar	65,752	Societe Generale	06/03/16	(992)
34,909	Australian Dollar	27,180	Societe Generale	06/03/16	671
21,373	Australian Dollar	15,843	State Street Bank and Trust Company	06/03/16	(387)
35,847	Australian Dollar	27,018	State Street Bank and Trust Company	06/03/16	(203)
19,110	Australian Dollar	14,222	State Street Bank and Trust Company	06/03/16	(290)
49,951	Australian Dollar	37,886	State Street Bank and Trust Company	06/03/16	(45)
31,512	Australian Dollar	23,649	State Street Bank and Trust Company	06/03/16	(281)
36,031	Australian Dollar	27,369	State Street Bank and Trust Company	06/03/16	8
10,521	Australian Dollar	7,912	State Street Bank and Trust Company	06/03/16	(77)
62,673	Australian Dollar	47,132	State Street Bank and Trust Company	06/03/16	(461)
117,586	Australian Dollar	89,730	State Street Bank and Trust Company	06/03/16	438
83,774	Canadian Dollar	64,345	Goldman Sachs International	06/03/16	(2,424)
37,347	Canadian Dollar	29,555	Goldman Sachs International	06/03/16	(211)
555,041	Canadian Dollar	414,477	Royal Bank of Canada	06/03/16	(27,896)
14,411	Canadian Dollar	11,039	Royal Bank of Canada	06/03/16	(447)
32,691	Canadian Dollar	25,806	Royal Bank of Canada	06/03/16	(250)
25,864	Canadian Dollar	19,373	Societe Generale	06/03/16	(1,241)
29,219	Canadian Dollar	22,063	Societe Generale	06/03/16	(1,225)
45,129	Canadian Dollar	33,789	Societe Generale	06/03/16	(2,179)
63,293	Canadian Dollar	49,207	Societe Generale	06/03/16	(1,239)
153,504	Canadian Dollar	120,822	Societe Generale	06/03/16	(1,522)
54,692	Canadian Dollar	43,461	Societe Generale	06/03/16	(129)
34,472	Canadian Dollar	25,742	State Street Bank and Trust Company	06/03/16	(1,732)
77,095	Canadian Dollar	58,507	State Street Bank and Trust Company	06/03/16	(2,939)
83,974	Canadian Dollar	64,471	State Street Bank and Trust Company	06/03/16	(2,457)
24,850	Canadian Dollar	19,024	State Street Bank and Trust Company	06/03/16	(781)
80,613	Canadian Dollar	61,609	State Street Bank and Trust Company	06/03/16	(2,641)
127,498	Canadian Dollar	99,758	State Street Bank and Trust Company	06/03/16	(1,859)
12,710	Euro	14,048	Deutsche Bank AG	06/03/16	(519)
13,105	Euro	14,780	Goldman Sachs International	06/03/16	(239)
36,094	Euro	40,734	Royal Bank of Canada	06/03/16	(633)
19,118	Euro	21,785	Royal Bank of Canada	06/03/16	(125)
10,558	Euro	11,745	Societe Generale	06/03/16	(355)
67,052	Euro	76,359	Societe Generale	06/03/16	(487)
42,832	Euro	47,436	State Street Bank and Trust Company	06/03/16	(1,652)
56,608	Euro	62,701	State Street Bank and Trust Company	06/03/16	(2,176)

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
27,095	Euro	$30,842	State Street Bank and Trust Company	06/03/16	$(211)
34,016	Euro	38,740	State Street Bank and Trust Company	06/03/16	(244)
28,331	Euro	31,920	State Street Bank and Trust Company	06/03/16	(549)
3,919,605	Japanese Yen	34,999	Goldman Sachs International	06/03/16	(1,862)
3,030,865	Japanese Yen	27,486	Royal Bank of Canada	06/03/16	(1,017)
2,308,615	Japanese Yen	21,392	Royal Bank of Canada	06/03/16	(319)
9,072,399	Japanese Yen	83,851	Royal Bank of Canada	06/03/16	(1,470)
3,677,427	Japanese Yen	32,459	Societe Generale	06/03/16	(2,125)
22,702,089	Japanese Yen	201,678	Societe Generale	06/03/16	(11,822)
3,745,213	Japanese Yen	33,005	Societe Generale	06/03/16	(2,216)
2,414,285	Japanese Yen	21,703	Societe Generale	06/03/16	(1,002)
4,201,186	Japanese Yen	38,947	Societe Generale	06/03/16	(563)
1,393,383	Japanese Yen	12,410	State Street Bank and Trust Company	06/03/16	(694)
4,882,847	Japanese Yen	43,821	State Street Bank and Trust Company	06/03/16	(2,100)
3,000,945	Japanese Yen	27,243	State Street Bank and Trust Company	06/03/16	(979)
1,301,750	Japanese Yen	11,944	State Street Bank and Trust Company	06/03/16	(298)
2,502,060	Japanese Yen	23,101	State Street Bank and Trust Company	06/03/16	(430)
105,958	New Zealand Dollar	71,236	Deutsche Bank AG	06/03/16	(2,626)
67,215	New Zealand Dollar	46,462	Goldman Sachs International	06/03/16	(393)
38,095	New Zealand Dollar	25,741	Royal Bank of Canada	06/03/16	(814)
19,189	New Zealand Dollar	12,970	Royal Bank of Canada	06/03/16	(406)
24,590	New Zealand Dollar	16,740	Royal Bank of Canada	06/03/16	(401)
28,408	New Zealand Dollar	19,709	Royal Bank of Canada	06/03/16	(94)
36,766	New Zealand Dollar	24,741	Societe Generale	06/03/16	(887)
318,112	New Zealand Dollar	213,778	Societe Generale	06/03/16	(7,972)
23,835	New Zealand Dollar	16,128	Societe Generale	06/03/16	(487)
28,044	New Zealand Dollar	19,278	Societe Generale	06/03/16	(271)
82,914	New Zealand Dollar	58,177	Societe Generale	06/03/16	379
41,949	New Zealand Dollar	28,172	State Street Bank and Trust Company	06/03/16	(1,070)
74,458	New Zealand Dollar	50,924	State Street Bank and Trust Company	06/03/16	(979)
13,473	New Zealand Dollar	9,114	State Street Bank and Trust Company	06/03/16	(278)
74,885	New Zealand Dollar	51,652	State Street Bank and Trust Company	06/03/16	(549)
72,163	New Zealand Dollar	49,931	State Street Bank and Trust Company	06/03/16	(372)
378,210	Norwegian Krone	44,266	Deutsche Bank AG	06/03/16	(2,699)
112,010	Norwegian Krone	13,575	Goldman Sachs International	06/03/16	(334)
127,215	Norwegian Krone	15,537	Goldman Sachs International	06/03/16	(261)
87,223	Norwegian Krone	10,532	Royal Bank of Canada	06/03/16	(299)
187,805	Norwegian Krone	23,014	Royal Bank of Canada	06/03/16	(308)
245,858	Norwegian Krone	29,445	Societe Generale	06/03/16	(1,086)
306,501	Norwegian Krone	36,826	Societe Generale	06/03/16	(1,235)
229,091	Norwegian Krone	28,131	Societe Generale	06/03/16	(317)
652,691	Norwegian Krone	80,492	Societe Generale	06/03/16	(558)
339,741	Norwegian Krone	40,372	State Street Bank and Trust Company	06/03/16	(1,817)
178,041	Norwegian Krone	21,011	State Street Bank and Trust Company	06/03/16	(1,098)

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
181,205	Norwegian Krone	$22,320	State Street Bank and Trust Company	06/03/16	$(182)
31,214	Pound Sterling	44,467	Deutsche Bank AG	06/03/16	(1,144)
24,180	Pound Sterling	34,420	Goldman Sachs International	06/03/16	(913)
14,016	Pound Sterling	20,423	Goldman Sachs International	06/03/16	(58)
6,063	Pound Sterling	8,694	Royal Bank of Canada	06/03/16	(165)
6,830	Pound Sterling	9,961	Royal Bank of Canada	06/03/16	(20)
14,921	Pound Sterling	21,592	Societe Generale	06/03/16	(212)
30,089	Pound Sterling	42,663	Societe Generale	06/03/16	(1,304)
14,685	Pound Sterling	21,411	Societe Generale	06/03/16	(48)
40,222	Pound Sterling	58,647	Societe Generale	06/03/16	(127)
7,080	Pound Sterling	10,066	State Street Bank and Trust Company	06/03/16	(280)
7,563	Pound Sterling	10,735	State Street Bank and Trust Company	06/03/16	(317)
10,463	Pound Sterling	14,866	State Street Bank and Trust Company	06/03/16	(423)
18,529	Pound Sterling	26,300	State Street Bank and Trust Company	06/03/16	(775)
15,485	Pound Sterling	22,302	State Street Bank and Trust Company	06/03/16	(326)
7,951	Pound Sterling	11,463	State Street Bank and Trust Company	06/03/16	(155)
423,655	Swedish Krona	50,199	Deutsche Bank AG	06/03/16	(2,614)
207,808	Swedish Krona	25,543	Goldman Sachs International	06/03/16	(362)
68,944	Swedish Krona	8,515	Royal Bank of Canada	06/03/16	(80)
212,761	Swedish Krona	26,269	Royal Bank of Canada	06/03/16	(254)
298,243	Swedish Krona	37,048	Royal Bank of Canada	06/03/16	(131)
249,464	Swedish Krona	29,712	Societe Generale	06/03/16	(1,386)
336,545	Swedish Krona	41,050	Societe Generale	06/03/16	(904)
463,373	Swedish Krona	56,979	Societe Generale	06/03/16	(786)
162,788	Swedish Krona	20,191	Societe Generale	06/03/16	(102)
470,908	Swedish Krona	58,145	Societe Generale	06/03/16	(558)
443,079	Swedish Krona	55,055	Societe Generale	06/03/16	(179)
195,284	Swedish Krona	23,485	State Street Bank and Trust Company	06/03/16	(859)
499,411	Swedish Krona	60,182	State Street Bank and Trust Company	06/03/16	(2,075)
137,588	Swedish Krona	16,653	State Street Bank and Trust Company	06/03/16	(498)
139,050	Swedish Krona	17,095	State Street Bank and Trust Company	06/03/16	(239)
171,113	Swedish Krona	21,235	State Street Bank and Trust Company	06/03/16	(95)
460,303	Swedish Krona	56,605	State Street Bank and Trust Company	06/03/16	(776)
7,916	Swiss Franc	8,020	Deutsche Bank AG	06/03/16	(243)
11,402	Swiss Franc	11,860	Goldman Sachs International	06/03/16	(41)
10,679	Swiss Franc	11,072	Goldman Sachs International	06/03/16	(75)
12,653	Swiss Franc	13,084	Royal Bank of Canada	06/03/16	(123)
23,153	Swiss Franc	24,134	Royal Bank of Canada	06/03/16	(32)
7,585	Swiss Franc	7,918	Royal Bank of Canada	06/03/16	1
15,434	Swiss Franc	15,499	Societe Generale	06/03/16	(610)
531,882	Swiss Franc	538,236	Societe Generale	06/03/16	(16,924)
28,733	Swiss Franc	29,204	Societe Generale	06/03/16	(786)
9,829	Swiss Franc	10,244	Societe Generale	06/03/16	(16)
38,329	Swiss Franc	40,222	Societe Generale	06/03/16	215
See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
11,544	Swiss Franc	$12,143	Societe Generale	06/03/16	$94
8,706	Swiss Franc	8,878	State Street Bank and Trust Company	06/03/16	(209)
12,629	Swiss Franc	12,848	State Street Bank and Trust Company	06/03/16	(334)
59,009	Swiss Franc	60,711	State Street Bank and Trust Company	06/03/16	(881)
7,917	Swiss Franc	8,279	State Street Bank and Trust Company	06/03/16	16
Total					$(157,923)

For the six months ended April 30, 2016, the Fund's investments in forward contracts had an average notional value of $9,059,883.

Written Option Contracts ("options written")

Written option transactions for the Fund for the six months ended April 30, 2016 were:

	Number of Contracts	Premium Received
Outstanding 10/31/2015	126	$5,860
Options written	188	7,905
Options expired	(238)	(9,322)
Options exercised	18	(1,378)
Options closed	(58)	(3,065)
Outstanding 4/30/2016	—	$—

For the six months ended April 30, 2016, the Fund had an average market value of options written of $(4,234).

See Notes to Schedule of Investments

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) 4/30/16

PRINCIPAL AMOUNT	VALUE†
(000's omitted)	(000's omitted)
U.S. Government Agency Securities (1.3%)
$1,000	Federal Home Loan Banks, Bonds, 0.50%, due 6/30/16 (Cost $1,000)	$1,000
Asset-Backed Securities (10.6%)
264	Ally Auto Receivables Trust, Ser. 2012-4, Class A4, 0.80%, due 10/16/17	264
423	Ally Auto Receivables Trust, Ser. 2015-1, Class A2, 0.92%, due 2/15/18	423
375	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.70%, due 9/16/19	375	µ
990	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.51%, due 12/16/19	989	µ
97	CarMax Auto Owner Trust, Ser. 2013-1, Class A3, 0.60%, due 10/16/17	97
28	Ford Credit Auto Owner Trust, Ser. 2013-B, Class A3, 0.57%, due 10/15/17	28
106	Ford Credit Auto Owner Trust, Ser. 2013-C, Class A3, 0.82%, due 12/15/17	106
635	Honda Auto Receivables Owner Trust, Ser. 2016-1, Class A2, 1.01%, due 6/18/18	635
306	Huntington Auto Trust, Ser. 2015-1, Class A2, 0.76%, due 10/16/17	307
171	Hyundai Auto Receivables Trust, Ser. 2015-A, Class A2, 0.68%, due 10/16/17	171
420	Hyundai Auto Receivables Trust, Ser. 2016-A, Class A2A, 1.21%, due 6/17/19	421
210	Navient Student Loan Trust, Ser. 2014-8, Class A1, 0.72%, due 8/25/20	209	µ
6	Nelnet Student Loan Trust, Ser. 2006-1, Class A4, 0.71%, due 11/23/22	6	µ
757	Nissan Auto Receivables Owner Trust, Ser. 2015-A, Class A2, 0.67%, due 9/15/17	757
209	Nissan Auto Receivables Owner Trust, Ser. 2013-B, Class A3, 0.84%, due 11/15/17	209
300	Nissan Auto Receivables Owner Trust, Ser. 2016-B, Class A2A, 1.05%, due 4/15/19	300
590	Penarth Master Issuer PLC, Ser. 2015-2A, Class A1, 0.84%, due 5/18/19	588	ñµ
7	SLM Student Loan Trust, Ser. 2014-2, Class A1, 0.69%, due 7/25/19	7	µ
282	SLM Student Loan Trust, Ser. 2005-9, Class A5, 0.76%, due 1/27/25	281	µ
334	Toyota Auto Receivables Owner Trust, Ser. 2015-A, Class A2, 0.71%, due 7/17/17	334
495	Toyota Auto Receivables Owner Trust, Ser. 2016-A, Class A2A, 1.03%, due 7/16/18	495
350	Toyota Auto Receivables Owner Trust, Ser. 2015-A, Class A3, 1.12%, due 2/15/19	350
982	USAA Auto Owner Trust, Ser. 2015-1, Class A2, 0.82%, due 3/15/18	981
	Total Asset-Backed Securities (Cost $8,334)	8,333
Corporate Debt Securities (45.5%)
Aerospace & Defense (1.0%)
805	Rockwell Collins, Inc., Senior Unsecured Notes, 0.98%, due 12/15/16	806	µ
Auto Manufacturers (4.0%)
965	American Honda Finance Corp., Senior Unsecured Notes, 1.13%, due 10/7/16	967	µ
1,100	Daimler Finance N.A. LLC, Guaranteed Notes, 0.98%, due 8/1/17	1,094	ñµ
785	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.01%, due 4/6/18	785	µ
335	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.44%, due 2/19/19	338	µ
		3,184
Banks (15.3%)
960	Bank of America N.A., Senior Unsecured Notes, 1.09%, due 11/14/16	961	µ
490	Bank of Montreal, Senior Unsecured Medium-Term Notes, 1.15%, due 7/15/16	490	µ
700	Capital One Financial Corp., Senior Unsecured Notes, 3.15%, due 7/15/16	703
800	Citigroup, Inc., Senior Unsecured Notes, 1.60%, due 7/25/16	801	µ
885	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.75%, due 10/1/16	902
965	HSBC USA, Inc., Senior Unsecured Notes, 0.92%, due 6/23/17	962	µ
1,605	JPMorgan Chase & Co., Senior Unsecured Notes, 1.14%, due 2/15/17	1,605	µ
530	Mizuho Bank Ltd., Guaranteed Notes, 1.06%, due 4/16/17	528	ñµ
825	Morgan Stanley, Senior Unsecured Medium-Term Notes, 5.75%, due 10/18/16	843
395	National Australia Bank Ltd., Senior Unsecured Notes, 1.19%, due 7/25/16	395	µ

See Notes to Schedule of Investments

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT	VALUE†
(000's omitted)	(000's omitted)
$485	Royal Bank of Canada, Senior Unsecured Global Medium-Term Notes, 1.10%, due 9/9/16	$486	µ
450	Svenska Handelsbanken AB, Senior Unsecured Notes, 1.09%, due 9/23/16	451	µ
920	U.S. Bank N.A., Senior Unsecured Bank Notes, 0.87%, due 1/30/17	920	µ
675	UBS AG/Stamford CT, Senior Unsecured Global Medium-Term Notes, 1.13%, due 9/26/16	676	µ
1,340	Wells Fargo & Co., Senior Unsecured Medium-Term Notes, 0.89%, due 9/8/17	1,335	µ
		12,058
Beverages (1.0%)
494	Anheuser-Busch Cos., LLC, Guaranteed Unsecured Notes, 5.05%, due 10/15/16	504
300	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 0.82%, due 1/27/17	300	µ
		804
Commercial Services (0.6%)
430	ERAC USA Finance LLC, Guaranteed Notes, 6.20%, due 11/1/16	440	ñ**
Computers (1.2%)
900	Apple, Inc., Senior Unsecured Notes, 1.44%, due 2/22/19	911	µ
Diversified Financial Services (0.8%)
640	American Express Credit Corp., Senior Unsecured Notes, 1.15%, due 7/29/16	641	µ
Electric (2.1%)
600	Commonwealth Edison Co., First Mortgage, 5.95%, due 8/15/16	608
600	Duke Energy Indiana LLC, Senior Unsecured Notes, 6.05%, due 6/15/16	604
460	Electricite de France, Senior Unsecured Notes, 1.09%, due 1/20/17	459	ñµ
		1,671
Healthcare - Products (1.9%)
1,470	Medtronic, Inc., Guaranteed Notes, 0.73%, due 2/27/17	1,468	µ
Healthcare - Services (0.5%)
370	UnitedHealth Group, Inc., Senior Unsecured Notes, 1.08%, due 1/17/17	371	µ
Insurance (1.6%)
470	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.32%, due 3/15/19	474	µ
270	Metropolitan Life Global Funding I, Secured Notes, 1.16%, due 7/15/16	270	ñµ
495	Principal Life Global Funding II, Senior Secured Notes, 1.01%, due 5/27/16	495	ñµ
		1,239
Machinery - Construction & Mining (1.0%)
800	Caterpillar Financial Services Corp., Senior Unsecured Global Medium-Term Notes, 0.81%, due 6/9/17	800	µ
Machinery Diversified (0.3%)
210	John Deere Capital Corp., Senior Unsecured Notes, 0.92%, due 10/11/16	210	µ

See Notes to Schedule of Investments

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT	VALUE†
(000's omitted)	(000's omitted)
Mining (0.9%)
$690	BHP Billiton Finance USA Ltd., Guaranteed Notes, 0.88%, due 9/30/16	$689	µ
Oil & Gas (4.1%)
535	BP Capital Markets PLC, Guaranteed Notes, 1.04%, due 11/7/16	535	µ
1,350	Chevron Corp., Senior Unsecured Notes, 0.80%, due 3/2/18	1,341	µ
530	Exxon Mobil Corp., Senior Unsecured Notes, 1.23%, due 2/28/18	535	µ
810	Shell Int'l Finance BV, Guaranteed Notes, 0.94%, due 5/10/17	810	µ
		3,221
Pharmaceuticals (1.2%)
335	Bayer US Finance LLC, Guaranteed Notes, 0.88%, due 10/7/16	335	ñµ
305	Johnson & Johnson, Senior Unsecured Notes, 0.91%, due 3/1/19	306	µ
290	Merck & Co., Inc., Senior Unsecured Notes, 0.81%, due 5/18/16	290	µ
		931
Pipelines (1.5%)
1,165	TransCanada PipeLines Ltd., Senior Unsecured Notes, 1.31%, due 6/30/16	1,166	µ
Real Estate Investment Trusts (0.8%)
656	Simon Property Group L.P., Senior Unsecured Notes, 5.25%, due 12/1/16	666
Retail (1.0%)
750	Home Depot, Inc., Senior Unsecured Notes, 1.00%, due 9/15/17	753	µ
Software (1.0%)
825	Oracle Corp., Senior Unsecured Notes, 0.83%, due 7/7/17	826	µ
Telecommunications (3.7%)
750	AT&T, Inc., Senior Unsecured Notes, 2.40%, due 8/15/16	754
1,450	Cisco Systems, Inc., Senior Unsecured Notes, 0.91%, due 3/3/17	1,452	µ
730	Verizon Communications, Inc., Senior Unsecured Notes, 2.16%, due 9/15/16	733	µ
		2,939
	Total Corporate Debt Securities (Cost $35,792)	35,794
Certificates of Deposit (1.2%)
950	Nordea Bank Finland PLC, Yankee CD1, 0.68%, due 6/13/16 (Cost $950)	950	µ
Short-Term Investments (37.5%)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government[e] (15.6%)
5,750	U.S. Treasury Bill, Disc. Notes, 0.12%, due 6/9/16	5,749
1,000	U.S. Treasury Bill, Disc. Notes, 0.09%, due 5/26/16	1,000
3,000	U.S. Treasury Bill, Disc. Notes, 0.17%, due 6/23/16	3,000
2,500	U.S. Treasury Bill, Disc. Notes, 0.16%, due 7/14/16	2,499
		12,248

See Notes to Schedule of Investments

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

NUMBER OF SHARES	VALUE†
(000's omitted)
Money Market Fund (21.9%)
17,239,885	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.23%	$17,240	††dØØ
	Total Short-Term Investments (Cost $29,486)	29,488
	Total Investments (96.1%) (Cost $75,562)	75,565	##
	Cash, receivables and other assets, less liabilities (3.9%)	3,033	[k]
	Total Net Assets (100.0%)	$78,598

See Notes to Schedule of Investments

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

Derivative Instruments Risk Balanced Commodity Strategy Fund:

Futures Contracts ("futures")

At April 30, 2016, open positions in futures(1) were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
June 2016	52 Lead	Long	$138,489
June 2016	43 Nickel	Long	228,453
June 2016	42 Primary Aluminum	Long	109,849
June 2016	53 Zinc	Long	228,540
July 2016	56 Cocoa	Long	152,453
July 2016	19 Coffee 'C'	Long	10,114
July 2016	59 High Grade Copper	Long	227,316
July 2016	326 Corn	Long	240,477
July 2016	68 Cotton No. 2	Long	213,132
July 2016	100 Hard Red Winter Wheat	Long	(40,830)
July 2016	62 Lead	Long	107,902
July 2016	82 Lean Hogs	Long	27,675
July 2016	60 Low Sulphur Gasoil	Long	290,899
July 2016	76 Natural Gas	Long	85,002
July 2016	80 Heating Oil	Long	570,408
July 2016	45 Nickel	Long	248,148
July 2016	75 Platinum	Long	489,747
July 2016	49 Primary Aluminum	Long	127,979
July 2016	72 New York Harbor RBOB Gasoline	Long	348,333
July 2016	32 Silver	Long	421,676
July 2016	52 Soybeans	Long	360,083
July 2016	99 Soybean Meal	Long	556,279
July 2016	60 Soybean Oil	Long	68,584
July 2016	48 Sugar 11	Long	120,200
July 2016	100 Wheat	Long	28,961
July 2016	93 WTI Crude Oil	Long	525,290
July 2016	59 Zinc	Long	176,363
August 2016	96 Brent Crude Oil	Long	549,663
August 2016	19 Feeder Cattle	Long	(104,691)
August 2016	43 Gold 100 Oz.	Long	253,709
August 2016	38 Live Cattle	Long	(106,621)
June 2016	52 Lead	Short	(101,257)
June 2016	43 Primary Nickel	Short	(243,831)

See Notes to Schedule of Investments

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

Expiration	Open Contracts		Position	Unrealized Appreciation (Depreciation)
June 2016	42	Primary Aluminum	Short	$(188,359)
June 2016	53	Zinc	Short	(168,460)
				$5,951,675

(1)  Commodity futures are held by Neuberger Berman Cayman Commodity Fund I Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the Fund. See Note A in the Notes to Financial Statements.

For the six months ended April 30, 2016, the average notional value of futures was $91,609,072 for long positions and $(22,384,418) for short positions.

At April 30, 2016, the notional value of futures was $87,784,997 for long positions and $(9,105,691) for short positions. The Fund had deposited $5,182,275 in a segregated account to cover margin requirements on open futures.

See Notes to Schedule of Investments

Notes to Schedule of Investmentsß (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman Flexible Select Fund ("Flexible Select"), Neuberger Berman Global Allocation Fund ("Global Allocation") Neuberger Berman Inflation Managed Fund ("Inflation Managed"), Neuberger Berman Long Short Fund ("Long Short"), Neuberger Berman Long Short Credit Fund ("Long Short Credit"), Neuberger Berman Multi-Asset Income Fund ("Multi-Asset Income") and Neuberger Berman Risk Balanced Commodity Strategy Fund ("Risk Balanced Commodity Strategy"), (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, exchange traded funds, preferred stock, exchange traded purchased option contracts and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments (long and short positions) in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

See Notes to Financial Statements

Notes to Schedule of Investmentsß (Unaudited) (cont'd)

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated London Interbank Offered Rate ("LIBOR") or Federal Funds floating rate (Level 2 inputs).

Option contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by independent pricing services who use a series of techniques including simulated pricing models and/or curve fitting (bootstrapping), which aids in determining the present value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, volatility surfaces, and exchange rates (Level 2 inputs).

The value of currency options is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include volatility skews and curves (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements

Notes to Schedule of Investmentsß (Unaudited) (cont'd)

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2016:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Flexible Select
Investments:
Common Stocks^	$80,008	$—	$—	$80,008
Mutual Funds	—	14,962	—	14,962
Short-Term Investments	—	1,447	—	1,447
Total Investments	80,008	16,409	—	96,417

See Notes to Financial Statements

Notes to Schedule of Investmentsß (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3		Total
Global Allocation
Investments:
Common Stocks
Australia	$—	$166	$—		$166
Hong Kong	9	41	—		50
Japan	—	463	—		463
Singapore	—	38	—		38
Other Common Stocks^	10,546	—	—		10,546
Total Common Stocks	10,555	708	—		11,263
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	728	—		728
U.S. Government Agency Securities	—	34	—		34
Mortgage-Backed Securities^	—	156	—		156
Foreign Government Securities^	—	1,640	—		1,640
Exchange Traded Funds	952	—	—		952
Mutual Funds	—	7,622	—		7,622
Short-Term Investments	—	644	—		644
Total Long Positions	11,507	11,532	—		23,039
Inflation Managed
Investments:
Common Stocks^	2,244	—	—		2,244
Foreign Government Securities^	—	961	—		961
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	902	—		902
Master Limited Partnerships^	646	—	—		646
Mutual Funds	—	1,841	—		1,841
Short-Term Investments	—	269	—		269
Total Investments	2,890	3,973	—		6,863
Long Short
Investments:
Common Stocks^	1,934,695	—	—		1,934,695
Corporate Debt Securities^	—	218,189	—		218,189
Purchased Options	6,218	—	0	[z]	6,218
Master Limited Partnerships^	22,383	—	—		22,383
Short-Term Investments	—	455,277	—		455,277
Total Long Positions	1,963,296	673,466	0	[z]	2,636,762

See Notes to Financial Statements

Notes to Schedule of Investmentsß (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Long Short Credit
Investments:
Common Stocks^	$52	$—	$—	$52
Preferred Stocks^	251	—	—	251
Corporate Debt Securities^	—	14,852	—	14,852
Foreign Government Securities^	—	1,082	—	1,082
Purchased Options	—	4	—	4
Short Term Investments	—	12,938	—	12,938
Total Long Positions	303	28,876	—	29,179
Multi-Asset Income
Investments:
Common Stocks
Airlines	11	14	—	25
Auto Components	6	1	—	7
Banks	163	63	—	226
Biotechnology	—	3	—	3
Construction & Engineering	33	3	—	36
Containers & Packaging	41	5	—	46
Distributors	6	3	—	9
Diversified Telecommunication Services	164	40	—	204
Electric Utilities	298	31	—	329
Food & Staples Retailing	49	48	—	97
Food Products	105	5	—	110
Health Care Providers & Services	11	7	—	18
Hotels, Restaurants & Leisure	73	11	—	84
Industrial Conglomerates	89	5	—	94
Insurance	317	10	—	327
Media	100	3	—	103
Metals & Mining	156	53	—	209
Multi-Utilities	172	4	—	176
Multiline Retail	61	2	—	63
Oil, Gas & Consumable Fuels	721	3	—	724
Paper & Forest Products	25	4	—	29
Pharmaceuticals	608	21	—	629
Technology Hardware, Storage & Peripherals	52	17	—	69
Textiles, Apparel & Luxury Goods	—	4	—	4
Other Common Stocks^	2,420	—	—	2,420
Total Common Stocks	5,681	360	—	6,041

See Notes to Financial Statements

Notes to Schedule of Investmentsß (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Convertible Preferred Stocks^	$22	$—	$—	$22
Preferred Stocks^	277	—	—	277
Convertible Bonds^	—	44	—	44
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	840	—	840
U.S. Government Agency Securities	—	123	—	123
Exchange Traded Funds	1,648	—	—	1,648
Master Limited Partnerships^	641	—	—	641
Mutual Funds	—	5,670	—	5,670
Short-Term Investments	—	110	—	110
Total Investments	8,269	7,147	—	15,416
Risk Balanced Commodity Strategy
Investments:
U.S. Government Agency Securities	—	1,000	—	1,000
Asset-Backed Securities	—	8,333	—	8,333
Corporate Debt Securities^	—	35,794	—	35,794
Certificates of Deposit	—	950	—	950
Short-Term Investments	—	29,488	—	29,488
Total Investments	—	75,565	—	75,565

^  The Schedule of Investments (Consolidated Schedule of Investments for Risk Balanced Commodity Strategy) provides information on the industry or sector categorization for the portfolio. For global/international funds, the Schedule of Investments provides a geographic categorization as well as a Long Positions by Industry summary.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2016:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Global Allocation
Futures contracts (unrealized appreciation)	$88	$—	$—	$88
Forward contracts (unrealized appreciation)	—	259	—	259
Total	$88	$259	$—	$347
Inflation Managed
Futures contracts (unrealized appreciation)	$14	$—	$—	$14
Total	$14	$—	$—	$14
Long Short
Swap contracts	$—	$18	$—	$18
Total	$—	$18	$—	$18
Long Short Credit
Swap contracts	$—	$385	$—	$385
Total	$—	$385	$—	$385

See Notes to Financial Statements

Notes to Schedule of Investmentsß (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Multi-Asset Income
Futures contracts (unrealized appreciation)	$27	$—	$—	$27
Forward contracts (unrealized appreciation)	—	174	—	174
Total	$27	$174	$—	$201
Risk Balanced Commodity Strategy
Futures contracts (unrealized appreciation)	$6,906	$—	$—	$6,906
Total	$6,906	$—	$—	$6,906

The following is a summary, categorized by Level, of inputs used to value the Funds' short investments as of April 30, 2016:

Liability Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Global Allocation
Common Stocks Sold Short
Australia	$(19)	$(57)	$—	$(76)
Hong Kong	—	(24)	—	(24)
Japan	—	(113)	—	(113)
Singapore	—	(28)	—	(28)
Other Common Stocks Sold Short^	(3,215)	—	—	(3,215)
Total Common Stocks Sold Short	(3,234)	(222)	—	(3,456)
Total Short Positions	$(3,234)	$(222)	$—	$(3,456)
Long Short
Common Stocks Sold Short^	$(277,090)	$—	$—	$(277,090)
Exchange Traded Funds Sold Short	(127,316)	—	—	(127,316)
Master Limited Partnerships Sold Short^	(9,854)	—	—	(9,854)
Total Short Positions	$(414,260)	$—	$—	$(414,260)
Long Short Credit
Corporate Debt Securities Sold Short^	$—	$(5,185)	$—	$(5,185)
Foreign Government Securities Sold Short^	—	(202)	—	(202)
Total Short Positions	$—	$(5,387)	$—	$(5,387)

^  The Schedule of Investments provides information on the industry or sector categorization for the portfolio. For global/international funds, the Schedule of Investments provides a geographic categorization as well as a Short Positions by Industry summary.

See Notes to Financial Statements

Notes to Schedule of Investmentsß (Unaudited) (cont'd)

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/15	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/16
Investments in Securities:
Global Allocation
Rights Sold Short‡‡
United States	$(18)	$—	$—	$—	$18	$—	$—	$—	$—	$—
Total	$(18)	$—	$—	$—	$18	$—	$—	$—	$—	$—
Long Short
Purchased Optionsz‡‡	$—	$—	$—	$(40)	$40	$—	$—	$—	$0	$(40)
Written Options‡‡	—	—	—	(105)		(183)	—	—	(288)	(105)
Total	$—	$—	$—	$(145)	$40	$(183)	$—	$—	$(288)	$(145)

z  Amount less than one thousand.

‡‡  For the six months ended April 30, 2016, Level 3 investments for Global Allocation and Long Short were valued based on using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The investments did not have a material impact on the Fund's net assets; therefore, unobservable inputs used in formulating such valuations are not presented.

As of the six months ended April 30, 2016, no securities were transferred from one level (as of October 31, 2015) to another.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2016:

Liability Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Global Allocation
Futures contracts (unrealized depreciation)	$(95)	$—	$—	$(95)
Forward contracts (unrealized depreciation)	—	(231)	—	(231)
Total	$(95)	$(231)	$—	$(326)
Inflation Managed
Futures contracts (unrealized depreciation)	$(9)	$—	$—	$(9)
Total	$(9)	$—	$—	$(9)
Long Short
Futures contracts (unrealized depreciation)	$(13,474)	$—	$—	$(13,474)
Swap contracts	—	(7,345)	—	(7,345)
Option contracts	(5,384)	(130)	(288)	(5,802)
Total	$(18,858)	$(7,475)	$(288)	$(26,621)

See Notes to Financial Statements

Notes to Schedule of Investmentsß (Unaudited) (cont'd)

Liability Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Long Short Credit
Swap contracts	$—	$(1,670)	$—	$(1,670)
Forward contracts (unrealized depreciation)	—	(20)	—	(20)
Total	$—	$(1,690)	$—	$(1,690)
Multi-Asset Income
Futures contracts (unrealized depreciation)	$(24)	$—	$—	$(24)
Forward contracts (unrealized depreciation)	—	(163)	—	(163)
Total	$(24)	$(163)	$—	$(187)
Risk Balanced Commodity Strategy
Futures contracts (unrealized depreciation)	$(954)	$—	$—	$(954)
Total	$(954)	$—	$—	$(954)

##  As of April 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

(000's omitted)	Federal Income Tax Cost of Investments	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Flexible Select	$92,419	$5,977	$1,979	$3,998
Global Allocation	23,119	807	887	(80)
Inflation Managed	7,302	357	796	(443)
Long Short	2,418,010	287,164	68,412	218,752
Long Short Credit	29,680	259	760	(501)
Multi-Asset Income	15,689	496	769	(273)
Risk Balanced Commodity Strategy	75,562	39	36	3

*  Non-income producing security.

µµ  Rounded to the nearest thousand.

ñ  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 4/30/2016, these securities amounted to approximately $129,000 or 0.6% of net assets for Global Allocation, approximately $11,000 or 0.2% of net assets for Inflation Managed, approximately $99,445,000 or 3.7% of net assets for Long Short, approximately $8,239,000 of long positions and $(732,000) of short positions or 23.6% and (2.1)%, respectively, of net assets for Long Short Credit, approximately $53,000 or 0.3% of net assets for Multi-Asset Income, and approximately $4,209,000 or 5.4% of net assets for Risk Balanced Commodity Strategy. These securities have been deemed by the investment manager to be liquid.

r  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at 4/30/2016, amounted to approximately $1,256,000, which represents 6.1% of net assets of Global Allocation, approximately $835,000, which represents 12.2% of net assets of Inflation Managed and approximately $451,000, which represents 1.3% of net assets of Long Short Credit.

See Notes to Financial Statements

Notes to Schedule of Investmentsß (Unaudited) (cont'd)

f  Security fair valued as of 4/30/2016 in accordance with procedures approved by the Board. Total value of all such securities at 4/30/2016, amounted to approximately $0, which represents approximately 0.0% of net assets of Long Short for long securities. Total value of all such securities at 4/30/2016, amounted to approximately $(288,000) which represents approximately (0.0)% of net assets of Long Short for written options.

Ø  When issued security. Total value of all such securities at 4/30/2016, amounted to $501,000, which represents 1.4% of net assets of Long Short Credit.

t  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at 4/30/2016, amounted to approximately $156,000, which represents 0.8% of net assets of Global Allocation.

ØØ  All or a portion of this security is segregated in connection with obligations for TBAs and/or when-issued securities and/or for common stocks sold short and/or options written and/or forward contracts and/or swaps futures with a total value of approximately $5,778,000, $169,000, $1,333,001,000, $6,366,000, $2,079,000 and $11,908,000 of net assets for Global Allocation, Inflation Managed, Long Short, Long Short Credit, Multi-Asset Income and Risk Balanced Commodity Strategy, respectively.

È  The security or a portion of this security is on loan at 4/30/2016. Total value of all such securities at 4/30/2016 amounted to approximately $226,000 for Global Allocation.

**  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

§§  Affiliated company as defined under the Investment Company Act of 1940. (see Note F of Notes to Financial Statements).

µ  Variable or floating rate security—The interest rate shown was the current rate as of 4/30/2016 and changes periodically.

‡  At 4/30/2016 Global Allocation, Long Short and Long Short Credit had deposited $1,381,000, $427,041,000 and $5,055,000, respectively, in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short. For Global Allocation, this collateral is made up of the proceeds from the securities sold short and collateral received from security lending activities.

††  All or a portion represents positions held by the Subsidiary.

a  Principal amount is stated in the currency in which the security is denominated.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

GBP = Pound Sterling

MXN = Mexican Peso

NZD = New Zealand Dollar

ZAR = South African Rand

c  Defaulted securities.

See Notes to Financial Statements

Notes to Schedule of Investmentsß (Unaudited) (cont'd)

d  Represents 7-day effective yield as of 4/30/2016.

e  Rate shown was the discount rate at the date of purchase.

g  All or a portion of the security is pledged as collateral for securities sold short for Global Allocation. All or a portion of the security is pledged as collateral for securities sold short and written options for Long Short. All or a portion of the security was used to cover the margin requirement for futures contacts.

i  Counterparty is Goldman Sachs International.

z  Amount less than one thousand.

k  Includes the impact of the Fund's open positions in derivatives at 4/30/2016.

ß  Consolidated Schedule of Investments for Risk Balanced Commodity Strategy.

See Notes to Financial Statements

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Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Alternative Funds
(000's omitted except per share amounts)

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION MANAGED FUND
	April 30, 2016	April 30, 2016	April 30, 2016
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$81,455	$15,417	$5,022
Affiliated issuers	14,962	7,622	1,841
	96,417	23,039	6,863
Cash	—	—	—
Foreign currency*	—	68	—
Cash collateral segregated for short sales (Note A)	—	1,150	—
Cash collateral segregated for futures contracts (Note A)	—	193	26
Cash collateral segregated for option contracts (Note A)	—	—	—
Cash collateral segregated for swap contracts (Note A)	—	—	—
Cash collateral for securities loaned (Note A)	—	231	—
Dividends and interest receivable	133	55	14
Receivable for securities sold	—	7	82
Receivable for variation margin on futures contracts (Note A)	—	—	—
Receivable from broker	—	—	—
Receivable for Fund shares sold	—	5	4
Receivable from Management—net (Note B)	8	34	33
Receivable for variation margin on centrally cleared swap contracts	—	—	—
OTC swap contracts, at value (Note A)	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	259	—
Prepaid expenses and other assets	31	35	29
Total Assets	96,589	25,076	7,051
Liabilities
Investments sold short, at value** (Note A)	—	3,456	—
OTC swap contracts, at value (Note A)	—	—	—
Due to custodian	—	—	1
Interest payable for short sales	—	12	—
Payable for collateral on securities loaned (Note A)	—	231	—
Payable to investment manager—net (Notes A & B)	43	6	3
Option contracts written, at value*** (Note A)	—	—	—
Payable for variation margin on futures contracts (Note A)	—	2	—
Payable for securities purchased	37	179	102
Payable for Fund shares redeemed	—	71	—
Payable to administrator—net (Note B)	—	—	—
Payable to trustees	1	1	1
Payable for forward foreign currency contracts (Note A)	—	231	—
Accrued expenses and other payables	88	162	115
Total Liabilities	169	4,351	222
Net Assets	$96,420	$20,725	$6,829
Net Assets consist of:
Paid-in capital	$91,429	$21,438	$10,055
Undistributed net investment income (loss)	178	(171)	14
Distributions in excess of net investment income	—	—	—
Accumulated net realized gains (losses) on investments	734	(539)	(2,765)
Net unrealized appreciation (depreciation) in value of investments	4,079	(3)	(475)
Net Assets	$96,420	$20,725	$6,829

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted except per share amounts)

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION MANAGED FUND
	April 30, 2016	April 30, 2016	April 30, 2016
Net Assets
Institutional Class	$96,006	$8,398	$4,226
Class A	265	6,707	270
Class C	149	5,620	185
Class R6	—	—	2,148
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	8,756	814	457
Class A	24	655	29
Class C	14	560	20
Class R6	—	—	232
Net Asset Value, offering and redemption price per share
Institutional Class	$10.96	$10.31	$9.25
Class R6	—	—	9.27
Net Asset Value and redemption price per share
Class A	$10.95	$10.24	$9.26
Offering Price per share
Class A‡	$11.62	$10.86	$9.82
Net Asset Value and offering price per share
Class C^	$10.82	$10.03	$9.09
†Securities on loan, at value:
Unaffiliated issuers	$—	$226	$—
*Cost of Investments:
Unaffiliated issuers	$77,409	$15,089	$5,230
Affiliated issuers	14,929	7,906	2,112
Total cost of investments	$92,338	$22,995	$7,342
Total cost of foreign currency	$—	$66	$—
**Proceeds from investments sold short	$—	$3,385	$—
***Premium received from option contracts written	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds
(000's omitted except per share amounts)

	LONG SHORT FUND	LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND
	April 30, 2016	April 30, 2016	April 30, 2016
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$2,636,762	$29,179	$9,746
Affiliated issuers	—	—	5,670
	2,636,762	29,179	15,416
Cash	—	—	18
Foreign currency*	51	56	—
Cash collateral segregated for short sales (Note A)	427,041	10,777	—
Cash collateral segregated for futures contracts (Note A)	20,096	—	29
Cash collateral segregated for option contracts (Note A)	35,707	—	18
Cash collateral segregated for swap contracts (Note A)	7,840	1,974	—
Cash collateral for securities loaned (Note A)	—	—	—
Dividends and interest receivable	4,753	314	55
Receivable for securities sold	49,335	151	13
Receivable for variation margin on futures contracts (Note A)	3,055	—	—
Receivable for Fund shares sold	4,551	—	—
Receivable from broker	—	152	—
Receivable from Management—net (Note B)	—	24	41
Receivable for variation margin on centrally cleared swap contracts	—	107	—
OTC swap contracts, at value (Note A)	18	385	—
Receivable for forward foreign currency contracts (Note A)	—	—	175
Prepaid expenses and other assets	118	51	41
Total Assets	3,189,327	43,170	15,806
Liabilities
Investments sold short, at value** (Note A)	414,260	5,387	—
OTC swap contracts, at value (Note A)	7,345	1,670	—
Due to custodian	—	—	17
Dividends payable for short sales	375	104	—
Payable for collateral on securities loaned (Note A)	—	—	—
Payable to investment manager—net (Notes A & B)	2,486	22	3
Option contracts written, at value*** (Note A)	5,802	—	—
Payable for variation margin on futures contracts (Note A)	—	—	2
Payable for securities purchased	49,790	868	38
Payable for Fund shares redeemed	3,648	38	30
Payable to administrator—net (Note B)	556	—	—
Payable to trustees	—	—	1
Payable for forward foreign currency contracts (Note A)	—	20	163
Accrued expenses and other payables	544	95	121
Total Liabilities	484,806	8,204	375
Net Assets	$2,704,521	$34,966	$15,431
Net Assets consist of:
Paid-in capital	$2,623,007	$36,697	$16,381
Undistributed net investment income (loss)	—	—	—
Distributions in excess of net investment income	(13,071)	(174)	(43)
Accumulated net realized gains (losses) on investments	(84,395)	(834)	(604)
Net unrealized appreciation (depreciation) in value of investments	178,980	(723)	(303)
Net Assets	$2,704,521	$34,966	$15,431

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted except per share amounts)

	LONG SHORT FUND	LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND
	April 30, 2016	April 30, 2016	April 30, 2016
Net Assets
Institutional Class	$2,282,742	$28,019	$10,654
Class A	275,006	1,298	516
Class C	146,773	941	473
Class R6	—	4,708	3,788
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	180,043	2,982	1,132
Class A	21,957	138	55
Class C	12,087	100	50
Class R6	—	501	403
Net Asset Value, offering and redemption price per share
Institutional Class	$12.68	$9.40	$9.41
Class R6	—	9.40	9.41
Net Asset Value and redemption price per share
Class A	$12.52	$9.40	$9.41
Offering Price per share
Class A‡	$13.29	$9.82	$9.83
Net Asset Value and offering price per share
Class C^	$12.14	$9.40	$9.41
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$—
*Cost of Investments:
Unaffiliated issuers	$2,405,277	$29,681	$9,793
Affiliated issuers	—	—	5,940
Total cost of investments	$2,405,277	$29,681	$15,733
Total cost of foreign currency	$51	$56	$1
**Proceeds from investments sold short	$382,927	$4,977	$—
***Premium received from option contracts written	$5,424	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds
(000's omitted except per share amounts)

RISK BALANCED COMMODITY STRATEGY FUND[a]
April 30, 2016
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$75,565
Affiliated issuers	—
75,565
Cash	2
Foreign currency*	—
Cash collateral segregated for short sales (Note A)	—
Cash collateral segregated for futures contracts (Note A)	5,182
Cash collateral segregated for option contracts (Note A)	—
Cash collateral segregated for swap contracts (Note A)	—
Cash collateral for securities loaned (Note A)	—
Dividends and interest receivable	115
Receivable for securities sold	—
Receivable for variation margin on futures contracts (Note A)	466
Receivable for Fund shares sold	31
Receivable from broker	—
Receivable from Management—net (Note B)	40
Receivable for variation margin on centrally cleared swap contracts	—
OTC swap contracts, at value (Note A)	—
Receivable for forward foreign currency contracts (Note A)	—
Prepaid expenses and other assets	17
Total Assets	81,418
Liabilities
Investments sold short, at value** (Note A)	—
OTC swap contracts, at value (Note A)	—
Interest payable for short sales	—
Payable for collateral on securities loaned (Note A)	—
Payable to investment manager—net (Notes A & B)	50
Option contracts written, at value*** (Note A)	—
Payable for securities purchased	2,499
Payable for Fund shares redeemed	139
Payable to administrator—net (Note B)	—
Payable to trustees	—
Payable for forward foreign currency contracts (Note A)	—
Accrued expenses and other payables	132
Total Liabilities	2,820
Net Assets	$78,598
Net Assets consist of:
Paid-in capital	$79,242
Undistributed net investment income (loss)	(813)
Distributions in excess of net investment income	—
Accumulated net realized gains (losses) on investments	(5,785)
Net unrealized appreciation (depreciation) in value of investments	5,954
Net Assets	$78,598

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted except per share amounts)

RISK BALANCED COMMODITY STRATEGY FUND[a]
April 30, 2016
Net Assets
Institutional Class	$42,808
Class A	34,960
Class C	830
Class R6	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	7,059
Class A	5,844
Class C	143
Class R6	—
Net Asset Value, offering and redemption price per share
Institutional Class	$6.06
Class R6	—
Net Asset Value and redemption price per share
Class A	$5.98
Offering Price per share
Class A‡	$6.34
Net Asset Value and offering price per share
Class C^	$5.82
†Securities on loan, at value:
Unaffiliated issuers	$—
*Cost of Investments:
Unaffiliated issuers	$75,562
Affiliated issuers	—
Total cost of investments	$75,562
Total cost of foreign currency	$—
**Proceeds from investments sold short	$—
***Premium received from option contracts written	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

a  Consolidated financial statement, see Note A in the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Alternative Funds
(000's omitted)

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION MANAGED FUND
	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$590	$134	$86
Dividend income—affiliated issuers (Notes A & F)	196	101	40
Interest and other income—unaffiliated issuers	1	16	2
Income from securities loaned—net (Note A)	—	1	—
Foreign taxes withheld (Note A)	(6)	(5)	—
Total income	$781	$247	$128
Expenses:
Investment management fees (Note B)	280	68	31
Administration fees (Note B)	28	6	3
Administration fees (Note B):
Institutional Class	42	4	4
Class A	—	7	—
Class C	—	6	—
Class R6	—	—	—
Distribution fees (Note B):
Class A	—	9	—
Class C	1	29	1
Shareholder servicing agent fees:
Institutional Class	—	—	—
Class A	—	1	—
Class C	—	1	—
Class R6	—	—	—
Subsidiary Administration Fees	—	—	—
Audit fees	26	32	33
Custodian and accounting fees	38	124	52
Insurance expense	2	—	—
Legal fees	66	68	61
Registration and filing fees	25	32	35
Shareholder reports	3	2	2
Trustees' fees and expenses	20	20	20
Dividend and interest expense on securities sold short (Note A)	—	59	—
Interest expense	1	—	1
Miscellaneous	5	13	13
Total expenses	537	481	256
Expenses reimbursed by Management (Note B)	(138)	(284)	(211)
Investment management fees waived (Note A)	(22)	(29)	(8)
Total net expenses	377	168	37
Net investment income (loss)	$404	$79	$91
See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION MANAGED FUND
	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	869	(197)	(1,834)
Sales of investment securities of affiliated issuers	(8)	(168)	(514)
Sales of investment securities of unaffiliated issuers sold short	—	(39)	—
Realized gain distributions from affiliated issuers	8	—	—
Forward foreign currency contracts	—	32	—
Foreign currency	(1)	—	(9)
Futures contracts	—	(8)	(87)
Option contracts and swaptions written	—	—	—
Swap contracts	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(2,182)	(69)	436
Affiliated investment securities	—	34	546
Unaffiliated investment securities sold short	—	15	—
Forward foreign currency contracts	—	14	—
Foreign currency	1	2	(1)
Futures contracts	—	(31)	49
Option contracts and swaptions written	—	—	—
Swap contracts	—	—	—
Net gain (loss) on investments	(1,313)	(415)	(1,414)
Net increase (decrease) in net assets resulting from operations	$(909)	$(336)	$(1,323)

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds
(000's omitted)

	LONG SHORT FUND	LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND
	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$16,991	$8	$157
Dividend income—affiliated issuers (Notes A & F)	—	—	148
Interest and other income—unaffiliated issuers	5,758	465	15
Income from securities loaned—net (Note A)	—	—	—
Foreign taxes withheld (Note A)	(261)	—	(2)
Total income	$22,488	$473	$318
Expenses:
Investment management fees (Note B)	15,826	125	33
Administration fees (Note B)	856	9	4
Administration fees (Note B):
Institutional Class	1,072	11	5
Class A	306	1	1
Class C	163	1	—
Class R6	—	—	—
Distribution fees (Note B):
Class A	382	2	1
Class C	817	5	2
Shareholder servicing agent fees:
Institutional Class	58	—	—
Class A	29	—	—
Class C	7	—	—
Class R6	—	—	—
Subsidiary Administration Fees	—	—	—
Audit fees	17	21	24
Custodian and accounting fees	240	39	90
Insurance expense	51	—	—
Legal fees	79	74	51
Registration and filing fees	97	51	49
Shareholder reports	120	3	7
Trustees' fees and expenses	19	19	20
Dividend and interest expense on securities sold short (Note A)	8,527	187	—
Interest expense	19	1	—
Miscellaneous	113	3	2
Total expenses	28,798	552	289
Expenses reimbursed by Management (Note B)	—	(172)	(239)
Investment management fees waived (Note A)	—	(29)	(17)
Total net expenses	28,798	351	33
Net investment income (loss)	$(6,310)	$122	$285

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

	LONG SHORT FUND	LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND
	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016	For the Six Months Ended April 30, 2016
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(94,974)	(601)	(367)
Sales of investment securities of affiliated issuers	—	—	(61)
Sales of investment securities of unaffiliated issuers sold short	8,625	159	—
Realized gain distributions from affiliated issuers	—	—	—
Forward foreign currency contracts	—	18	13
Foreign currency	9	(7)	4
Futures contracts	(44)	(40)	(37)
Option contracts and swaptions written	2,283	—	7
Swap contracts	3,196	(62)	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	74,778	(105)	369
Affiliated investment securities	—	—	78
Unaffiliated investment securities sold short	(20,569)	(400)	—
Forward foreign currency contracts	—	(30)	9
Foreign currency	3	1	(1)
Futures contracts	1,382	25	(16)
Option contracts and swaptions written	(426)	5	7
Swap contracts	(5,046)	117	—
Net gain (loss) on investments	(30,783)	(920)	5
Net increase (decrease) in net assets resulting from operations	$(37,093)	$(798)	$290

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds
(000's omitted)

RISK BALANCED COMMODITY STRATEGY FUND[a]
For the Six Months Ended April 30, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—
Dividend income—affiliated issuers (Notes A & F)	—
Interest and other income—unaffiliated issuers	189
Income from securities loaned—net (Note A)	—
Foreign taxes withheld (Note A)	—
Total income	$189
Expenses:
Investment management fees (Note B)	235
Administration fees (Note B)	20
Administration fees (Note B):
Institutional Class	15
Class A	32
Class C	2
Class R6	—
Distribution fees (Note B):
Class A	40
Class C	8
Shareholder servicing agent fees:
Institutional Class	—
Class A	5
Class C	2
Class R6	—
Subsidiary Administration Fees	25
Audit fees	40
Custodian and accounting fees	36
Insurance expense	2
Legal fees	53
Registration and filing fees	25
Shareholder reports	23
Trustees' fees and expenses	19
Dividend and interest expense on securities sold short (Note A)	—
Interest expense	—
Miscellaneous	15
Total expenses	597
Expenses reimbursed by Management (Note B)	(161)
Investment management fees waived (Note A)	—
Total net expenses	436
Net investment income (loss)	$(247)

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

RISK BALANCED COMMODITY STRATEGY FUND[a]
For the Six Months Ended April 30, 2016
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(88)
Sales of investment securities of affiliated issuers	—
Sales of investment securities of unaffiliated issuers sold short	—
Realized gain distributions from affiliated issuers	—
Forward foreign currency contracts	—
Foreign currency	—
Futures contracts	(5,694)
Option contracts and swaptions written	—
Swap contracts	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	145
Affiliated investment securities	—
Unaffiliated investment securities sold short	—
Forward foreign currency contracts	—
Foreign currency	—
Futures contracts	5,292
Option contracts and swaptions written	—
Swap contracts	—
Net gain (loss) on investments	(345)
Net increase (decrease) in net assets resulting from operations	$(592)

a  Consolidated financial statement, see Note A in the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
(000's omitted)

	FLEXIBLE SELECT FUND		GLOBAL ALLOCATION FUND		INFLATION MANAGED FUND		LONG SHORT FUND		LONG SHORT CREDIT FUND		MULTI-ASSET INCOME FUND
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Period from June 29, 2015 (Commencement of Operations) to October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Period from March 27, 2015 (Commencement of Operations) to October 31, 2015
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$404	$757	$79	$31	$91	$370	$(6,310)	$1,761	$122	$52	$285	$361
Net realized gain (loss) on investments	868	4,147	(380)	297	(2,444)	(459)	(80,905)	(16,597)	(533)	(264)	(441)	(164)
Change in net unrealized appreciation (depreciation) of investments	(2,181)	(4,729)	(35)	(609)	1,030	(2,493)	50,122	(42,736)	(387)	(336)	446	(749)
Net increase (decrease) in net assets resulting from operations	(909)	175	(336)	(281)	(1,323)	(2,582)	(37,093)	(57,572)	(798)	(548)	290	(552)
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(724)	(929)	—	(291)	(68)	(160)	(361)	(4,410)	(217)	(85)	(223)	(255)
Class A	(1)	(6)	—	(213)	—	(18)	—	—	(10)	(3)	(10)	(11)
Class C	—	(0)	—	(120)	—	(2)	—	—	(5)	(1)	(7)	(8)
Class R6	—	—	—	—	(8)	—	—	—	(43)	(24)	(81)	(94)
Net realized gain on investments:
Institutional Class	(4,028)	(1,840)	(16)	—	—	—	—	(10,560)	—	—	—	—
Class A	(15)	(13)	(14)	—	—	—	—	(1,445)	—	—	—	—
Class C	(6)	(3)	(13)	—	—	—	—	(780)	—	—	—	—
Total distributions to shareholders	(4,774)	(2,791)	(43)	(624)	(76)	(180)	(361)	(17,195)	(275)	(113)	(321)	(368)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	31	1,157	536	2,516	9	9,825	430,851	1,207,864	6,458	23,254	33	11,175
Class A	19	146	1,113	2,375	7	452	22,975	153,230	84	1,342	86	505
Class C	—	31	559	2,006	9	110	6,463	44,433	—	1,032	45	503
Class R6	—	—	—	—	1,312	2,124	—	—	—	5,000	—	4,000
Proceeds from reinvestment of dividends and distributions:
Institutional Class	4,752	2,770	16	288	6	160	185	9,520	120	4	81	57
Class A	15	18	14	196	—	18	—	1,289	4	—	2	2
Class C	6	3	12	112	—	2	—	570	1	—	1	1
Class R6	—	—	—	—	7	—	—	—	10	—	12	13
Payments for shares redeemed:
Institutional Class	(1,223)	—	(992)	(5,994)	(8,622)	(10,219)	(839,308)	(1,066,159)	(515)	(5)	(36)	(2)
Class A	(103)	(427)	(2,337)	(3,761)	(87)	(2,055)	(104,107)	(172,179)	(58)	—	(49)	—
Class C	—	(15)	(1,375)	(2,298)	(79)	(110)	(47,160)	(59,121)	(31)	—	(44)	(3)
Class R6	—	—	—	—	(447)	(813)	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	3,497	3,683	(2,454)	(4,560)	(7,885)	(506)	(530,101)	119,447	6,073	30,627	131	16,251
Net Increase (Decrease) in Net Assets	(2,186)	1,067	(2,833)	(5,465)	(9,284)	(3,268)	(567,555)	44,680	5,000	29,966	100	15,331
Net Assets:
Beginning of period	98,606	97,539	23,558	29,023	16,113	19,381	3,272,076	3,227,396	29,966	—	15,331	—
End of period	$96,420	$98,606	$20,725	$23,558	$6,829	$16,113	$2,704,521	$3,272,076	$34,966	$29,966	$15,431	$15,331
Undistributed net investment income (loss) at end of period	$178	$499	$(171)	$—	$14	$—	$—	$—	$—	$—	$—	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$(250)	$—	$(1)	$(13,071)	$(6,400)	$(174)	$(21)	$(43)	$(7)

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Alternative Funds
(000's omitted)

	RISK BALANCED COMMODITY STRATEGY FUND[a]
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(247)	$(822)
Net realized gain (loss) on investments	(5,782)	(27,882)
Change in net unrealized appreciation (depreciation) of investments	5,437	4,679
Net increase (decrease) in net assets resulting from operations	(592)	(24,025)
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	—	—
Class A	—	—
Class C	—	—
Class R6	—	—
Net realized gain on investments:
Institutional Class	—	(2)
Class A	—	(5)
Class C	—	(0)
Total distributions to shareholders	—	(7)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	14,269	26,234
Class A	13,875	43,996
Class C	123	1,946
Class R6	—	—
Proceeds from reinvestment of dividends and distributions:
Institutional Class	—	2
Class A	—	5
Class C	—	—
Class R6	—	—
Payments for shares redeemed:
Institutional Class	(3,683)	(7,817)
Class A	(13,651)	(59,467)
Class C	(2,149)	(1,943)
Class R6	—	—
Net increase (decrease) from Fund share transactions	8,784	2,956
Net Increase (Decrease) in Net Assets	8,192	(21,076)
Net Assets:
Beginning of period	70,406	91,482
End of period	$78,598	$70,406
Undistributed net investment income (loss) at end of period	$(813)	$(566)
Distributions in excess of net investment income at end of period	$—	$—

a  Consolidated financial statement, see Note A in the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Notes to Financial Statements Alternative Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each Fund is a separate operating series of the Trust. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified Fund (Global Allocation, Long Short and Risk Balanced Commodity Strategy became diversified in December 2013, December 2014 and August 2015, respectively). Flexible Select, Inflation Managed, Long Short Credit and Multi-Asset Income are each diversified. Long Short Credit had no operations until June 29, 2015, other than matters relating to its organization and its registration of shares under the 1933 Act. Multi-Asset Income had no operations until March 27, 2015, other than matters relating to its organization and its registration of shares under the 1933 Act. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Long Short Credit, Inflation Managed and Multi-Asset Income also offer Class R6. The Board may establish additional series or classes of shares without the approval of shareholders. Effective February 28, 2015, Neuberger Berman Inflation Navigator Fund changed its name to Neuberger Berman Inflation Managed Fund.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Risk Balanced Commodity Strategy invests in commodity-related instruments through the Subsidiary, which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the Subsidiary with the intent that Risk Balanced Commodity Strategy will remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of April 30, 2016, the value of Risk Balanced Commodity Strategy's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$15,271,370	19.4%

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Consolidation: The accompanying financial statements of Risk Balanced Commodity Strategy present the consolidated accounts of Risk Balanced Commodity Strategy and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

4  Foreign currency translation: The accounting records of the Funds and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

6  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2016, the Funds did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Risk Balanced Commodity Strategy will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing Risk Balanced Commodity Strategy's taxable income in the current period and also disregarded for all future periods.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating loss netted against short term capital gains or written-off, current and prior year partnership basis adjustments, net operating losses, return of capital distributions, non-taxable distributions from real estate investment trusts ("REITs") and other underlying investments, paydown losses on mortgage backed and asset backed securities, Subsidiary income and gain (loss), gains and losses on swap contracts and futures, foreign currency gains and losses, gains and losses from passive foreign investment companies ("PFICs"), non-deductible stock issuance fees, affiliated capital gain reclass to ordinary income, distributions in excess and re-designated, deemed distributions on shareholder redemptions and deflation adjustments on U.S. Treasury inflation protected bonds ("TIPs"). For the year ended October 31, 2015, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Flexible Select	$(1)	$(26,536)	$26,537
Global Allocation	(1,322)	194,608	(193,286)

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Inflation Managed	$(20,728)	$(193,403)	$214,131
Long Short	(811,504)	(1,641,677)	2,453,181
Long Short Credit	(3,116)	40,261	(37,145)
Multi-Asset Income	(1,553)	619	934
Risk Balanced Commodity Strategy	(28,672,734)	787,388	27,885,346

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

	Distributions Paid From:
	Ordinary Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2015		2014	2015		2014	2015		2014	2015		2014	2015		2014
Flexible Select	$1,589,876		$335,496	$—		$—	$1,201,664		$—	$—		$—	$2,791,540		$335,496
Global Allocation	624,099		2,430,064	—		—	64		—	—		—	624,163		2,430,064
Inflation Managed	179,973		336,014	—		—	—		—	—		—	179,973		336,014
Long Short	4,409,898		7,970,437	—		—	12,784,739		697,640	—		—	17,194,637		8,668,077
Long Short Credit	112,839	(2)	—	—	(2)	—	—	(2)	—	—	(2)	—	112,839	(2)	—
Multi-Asset Income	367,993	(1)	—	—	(1)	—	—	(1)	—	—	(1)	—	367,993	(1)	—
Risk Balanced Commodity Strategy	5,572		—	—		—	1,857		—	—		—	7,429		—

(1) Period from March 27, 2015 (Commencement of Operations) to October 31, 2015.

(2) Period from June 29, 2015 (Commencement of Operations) to October 31, 2015.

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Flexible Select	$521,905	$4,061,125	$6,113,804	$—	$(22,512)	$10,674,322
Global Allocation	—	43,069	(126,570)	(226,599)	(23,681)	(333,781)
Inflation Managed	—	—	(1,452,577)	(374,583)	—	(1,827,160)
Long Short	—	—	132,038,398	(13,019,050)	(51,332)	118,968,016
Long Short Credit	135,375	—	(412,836)	(325,915)	(53,909)	(657,285)
Multi-Asset Income	38,841	—	(707,932)	(199,990)	(49,369)	(918,450)
Risk Balanced Commodity Strategy	—	—	(141,909)	(568,695)	658,771	(51,833)

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales; timing differences of distribution payments, swaps, futures contracts and forward contracts; adjustments related to post-October capital loss and late-year ordinary loss deferrals, unamortized organization expenses, and tax adjustments related to REITs, TIPs, PFICs, short sales, partnerships, futures, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2015, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term	Short-Term
Inflation Managed	$—	$374,583
Long Short	—	4,372,583
Long Short Credit	20,334	305,581
Multi-Asset Income	—	199,990
Risk Balanced Commodity Strategy	—	3,237

During the year ended October 31, 2015, Global Allocation utilized capital loss carryforwards of $68,747.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended October 31, 2015, Global Allocation, Long Short and Risk Balanced Commodity Strategy elected to defer the following late-year ordinary losses:

Late-Year Ordinary Loss Deferral
Global Allocation	$226,599
Long Short	8,646,467
Risk Balanced Commodity Strategy	565,458

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At April 30, 2016, there were no outstanding balances of accrued capital gains taxes for any Fund.

8  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income, if any, are generally distributed once a year (usually in December) for Flexible Select, Global Allocation, Inflation Managed, Long Short and Risk Balanced Commodity Strategy and monthly for Long Short Credit and Multi-Asset Income and are recorded on the ex-date. Distributions from net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of each of Flexible Select, Global Allocation, Inflation Managed, Long Short and Multi-Asset Income to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At October 31, 2015, these Funds estimated these amounts within the financial statements because the information is not available from the REITs until after each Fund's fiscal year-end. At April 30, 2016, these Funds estimated these amounts for the period January 1, 2016 to April 30, 2016 within the financial statements because the 2016 information is not available from the REITs until after each Fund's fiscal period. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2015, the character of distributions paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Dollar rolls: The Funds may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

12  Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender) and, for Global Allocation, the amount of any securities lending cash collateral used to finance short sales until the Fund replaces a borrowed security. The Funds are contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Funds may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Funds and are excluded from the contractual expense limitation. The net amount of fees incurred are included in the "Dividend and interest expense on securities sold short" on the Statements of Operations and are as follows:

Global Allocation	$17,655
Long Short	1,558,429
Long Short Credit	14,147

At April 30, 2016, Global Allocation had pledged cash in the amount of $1,150,000 to State Street Bank and Trust Company ("State Street"), as collateral for short sales, in addition to cash collateral received from securities lending activities for the Fund. In addition, State Street has a perfected security interest in these Global Allocation assets. At April 30, 2016, Long Short and Long Short Credit had pledged cash in the amount of $427,040,734 and $10,776,990 to State Street to cover collateral requirements for borrowing in connection with securities sold short, respectively.

At April 30, 2016, Global Allocation and Long Short had pledged securities in the amount of $2,614,707 and $52,804,083, respectively, to State Street to cover collateral requirements for borrowing in connection with securities sold short.

13  Security lending: Each Fund using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees disclosed within the Statements of Operations under the caption, "Income from securities loaned—net" are net of expenses retained by State Street as compensation for its services as lending agent. For the six months ended April 30, 2016, Global Allocation received net income under the securities lending arrangement of $1,059. The Funds receive cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Some or all of the cash collateral may be used to finance short sales. As of April 30, 2016, approximately 100% of the cash collateral received by Global Allocation was used to finance short sales.

As of April 30, 2016, Global Allocation had outstanding loans of securities to certain approved brokers for which it received collateral as follows:

	Value of Loaned Securities	Value of Collateral
Global Allocation	$226,343	$231,357

All securities on loan are classified as Common Stocks in the Portfolio's Schedule of Investments as of April 30, 2016 with a contractual maturity of overnight and continuous.

14  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order (see Note A-17 for more information about the exemptive order). Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

15  Derivative instruments: Certain of the Funds' use of derivatives during the six months ended April 30, 2016, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at April 30, 2016. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Total return swap contracts: During the six months ended April 30, 2016, Long Short used total return swaps in an attempt to increase returns, reduce risks and for hedging purposes. During the six months ended April 30, 2016, Long Short Credit used total return swaps to replace more traditional direct investments and to hedge risk. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

Total return basket swap contracts: During the six months ended April 30, 2016, Long Short used total return basket swaps in an attempt to increase returns, reduce risks and for hedging purposes. During the six months ended April 30, 2016, Long Short Credit used total return basket swaps to replace more traditional direct investments and to hedge risk. Certain Funds may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Funds and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association (ISDA) agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation (depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on swap contracts in the Statements of Operations.

Equity swap contracts: During the six months ended April 30, 2016, Long Short Credit used equity swaps to replace more traditional direct investments and to hedge risk.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

Credit default swap contracts: During the six months ended April 30, 2016, Long Short Credit used credit default swaps to replace more traditional direct investments, to establish net short or long positions for individual markets, currencies or securities and to hedge risk. When a Fund is the buyer of an OTC credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation of swaps.

Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Futures contracts: During the six months ended April 30, 2016, Global Allocation used futures in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Global Allocation also utilized futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the six months ended April 30, 2016, Inflation Managed used futures for economic hedging purposes, including as a maturity or duration management device. During the six months ended April 30, 2016, Long Short used futures on broader market indices and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund. During the six months ended April 30, 2016, Long Short Credit used futures in an effort to manage or adjust the risk profile of the Fund or the risk of individual positions, to adjust the duration of the Fund's portfolio, to hedge risk and to alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the six months ended April 30, 2016, Multi-Asset Income used futures in an effort to adjust the investment exposure and/or risk profile of the portfolio based on the portfolio managers team's market views. During the six months ended April 30, 2016, Risk Balanced Commodity Strategy used futures (through investments in the Subsidiary) to provide investment exposure to individual commodities, as well as in an effort to manage and/or adjust the risk profile of the Fund.

At the time a Fund or Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund or Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, a Fund's or Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's or Subsidiary's taxable income.

Forward foreign currency contracts: During the six months ended April 30, 2016, Global Allocation used forward contracts to manage or adjust the risk profile and investment exposure of the Fund. During the six months ended April 30, 2016, Long Short Credit used forward contracts to alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the six months ended April 30, 2016, Multi-Asset Income used forward contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Options: During the six months ended April 30, 2016, Long Short used written option contracts in an attempt to generate incremental returns. During the six months ended April 30, 2016, Long Short Credit used option contracts (including swaptions and options on futures) to establish net short or long positions for individual markets, currencies or securities, hedge risk and alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the six months ended April 30, 2016 Multi-Asset Income used written option contracts primarily to seek to enhance yield.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that a Fund has written expires unexercised, a Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

A Fund may write or purchase options on exchange-traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used either for hedging purposes or in an attempt to generate incremental returns for Long Short and Long Short Credit for the six months ended April 30, 2016.

At April 30, 2016, the Funds (except Flexible Select) had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total

Global Allocation
Futures	Receivable/Payable for variation margin on futures contracts(1)	$4,397	$68,734	$14,462	$—	$—	$87,593
Forward contracts	Receivable for forward foreign currency contracts	—	259,316	—	—	—	259,316
Total Value—Assets		$4,397	$328,050	$14,462	$—	$—	$346,909

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Inflation Managed
Futures	Receivable/Payable for variation margin on futures contracts(1)	$2,084	$12,337	$—	$—	$—	$14,421
Total Value—Assets		$2,084	$12,337	$—	$—	$—	$14,421

Long Short

OTC swaps	OTC swap contracts, at value(2)	$—	$—	$17,656	$—	$—	$17,656
Option contracts purchased	Investments in securities, at value	—	—	6,217,761	—	—	6,217,761
Total Value—Assets		$—	$—	$6,235,417	$—	$—	$6,235,417

Long Short Credit

OTC swaps	OTC swap contracts, at value(2)	$—	$—	$—	$384,868	$—	$384,868
Option contracts purchased	Investments in securities, at value	—	4,460	—	—	—	4,460
Total Value—Assets		$—	$4,460	$—	$384,868	$—	$389,328

Multi-Asset Income

Futures	Receivable/Payable for variation margin on futures contracts(1)	$1,841	$—	$25,626	$—	$—	$27,467
Forward contracts	Receivable for forward foreign currency contracts	—	174,700	—	—	—	174,700
Total Value—Assets		$1,841	$174,700	$25,626	$—	$—	$202,167

Risk Balanced Commodity Strategy

Futures	Receivable/Payable for variation margin on futures contracts(1)	$—	$—	$—	$—	$6,905,724	$6,905,724
Total Value—Assets		$—	$—	$—	$—	$6,905,724	$6,905,724

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Liability Derivatives
Global Allocation
Futures	Receivable/Payable for variation margin on futures contracts(1)	$(17,789)	$(52,836)	$(24,257)	$—	$—	$(94,882)
Forward contracts	Payable for forward foreign currency contracts	—	(231,598)	—	—	—	(231,598)
Total Value—Liabilities		$(17,789)	$(284,434)	$(24,257)	$—	$—	$(326,480)

Inflation Managed

Futures	Receivable/Payable for variation margin on futures contracts(1)	$(1,397)	$(8,056)	$—	$—	$—	$(9,453)
Total Value—Liabilities		$(1,397)	$(8,056)	$—	$—	$—	$(9,453)

Long Short

Futures	Receivable/Payable for variation margin on futures contracts(1)	$—	$—	$(13,474,172)	$—	$—	$(13,474,172)
OTC swaps	OTC swap contracts, at value(2)	—	—	(7,345,104)	—	—	(7,345,104)
Options written	Option contracts written, at value	—	—	(5,802,414)	—	—	(5,802,414)
Total Value—Liabilities		$—	$—	$(26,621,690)	$—	$—	$(26,621,690)

Long Short Credit

OTC swaps	OTC swap contracts, at value(2)	$—	$—	$—	$(1,670,152)	$—	$(1,670,152)
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(3)	—	—	—	(8,934)	—	(8,934)
Forward contracts	Payable for forward foreign currency contracts	—	(19,769)	—	—	—	(19,769)
Total Value—Liabilities		$—	$(19,769)	$—	$(1,679,086)	$—	$(1,698,855)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total

Multi-Asset Income
Futures	Receivable/Payable for variation margin on futures contracts(1)	$(12,334)	$—	$(12,516)	$—	$—	$(24,850)
Forward contracts	Payable for open forward foreign currency contracts	—	(163,349)	—	—	—	(163,349)
Total Value—Liabilities		$(12,334)	$(163,349)	$(12,516)	$—	$—	$(188,199)

Risk Balanced Commodity Strategy

Futures	Receivable/Payable for variation margin on futures contracts(1)	$—	$—	$—	$—	$(954,049)	$(954,049)
Total Value—Liabilities		$—	$—	$—	$—	$(954,049)	$(954,049)

(1)  "Futures" reflects the cumulative appreciation (depreciation) of futures contracts as of April 30, 2016, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The current day's variation margin as of April 30, 2016, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

(2)  "OTC swaps" reflects the appreciation (depreciation) of the OTC swap contracts plus accrued interest as of April 30, 2016 which is reflected in the Statements of Assets and Liabilities under the caption "OTC swap contracts, at value."

(3)  "Centrally Cleared swaps" reflects cumulative unrealized appreciation or (depreciation). Variation margin on centrally cleared swaps is reported within the Statements of Assets and Liabilities as "Receivable/Payable for variation margin on centrally cleared swap contracts."

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2016, was as follows:

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Global Allocation
Futures	Net realized gain (loss) on: futures contracts	$(28,596)	$10,905	$9,900	$—	$—	$(7,791)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	32,462	—	—	—	32,462
Total Realized Gain (Loss)		$(28,596)	$43,367	$9,900	$—	$—	$24,671

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Inflation Managed
Futures	Net realized gain (loss) on: futures contracts	$(17,369)	$(70,111)	$—	$—	$—	$(87,480)
Total Realized Gain (Loss)		$(17,369)	$(70,111)	$—	$—	$—	$(87,480)
Long Short
Futures	Net realized gain (loss) on: futures contracts	$—	$—	$(44,232)	$—	$—	$(44,232)
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	—	(1,695,145)	—	—	(1,695,145)
Options written	Net realized gain (loss) on: option contracts and swaptions written	—	—	2,283,292	—	—	2,283,292
Swaps	Net realized gain (loss) on: swap contracts	—	—	3,196,052	—	—	3,196,052
Total Realized Gain (Loss)		$—	$—	$3,739,967	$—	$—	$3,739,967
Long Short Credit
Swaps	Net realized gain (loss) on: swap contracts	$(56,711)	$—	$140,716	$(146,073)	$—	$(62,068)
Futures	Net realized gain (loss) on: futures contracts	20,544	—	(60,877)	—	—	(40,333)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	18,312	—	—	—	18,312
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	—	(3,278)	(24,900)	—	(28,178)
Options and swaptions written	Net realized gain (loss) on: option contracts and swaptions written	1,241	—	(64,479)	62,900	—	(338)
Total Realized Gain (Loss)		$(34,926)	$18,312	$12,082	$(108,073)	$—	$(112,605)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Multi-Asset Income
Futures	Net realized gain (loss) on: futures contracts	$(7,914)	$—	$(28,820)	$—	$—	$(36,734)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	13,189	—	—	—	13,189
Option contracts written	Net realized gain (loss) on: option contracts and swaptions written	—	—	7,341	—	—	7,341
Total Realized Gain (Loss)		$(7,914)	$13,189	$(21,479)	$—	$—	$(16,204)
Risk Balanced Commodity Strategy
Futures	Net realized gain (loss) on: futures contracts	$—	$—	$—	$—	$(5,693,611)	$(5,693,611)
Total Realized Gain (Loss)		$—	$—	$—	$—	$(5,693,611)	$(5,693,611)
Change in Appreciation (Depreciation)
Global Allocation
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	$(18,051)	$38,111	$(51,555)	$—	$—	$(31,495)
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	13,870	—	—	—	13,870
Total Change in Appreciation (Depreciation)		$(18,051)	$51,981	$(51,555)	$—	$—	$(17,625)
Inflation Managed
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	$8,414	$40,122	$—	$—	$—	$48,536
Total Change in Appreciation (Depreciation)		$8,414	$40,122	$—	$—	$—	$48,536

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	$—	$—	$1,381,773	$—	$—	$1,381,773
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	—	(634,944)	—	—	(634,944)
Options written	Change in net unrealized appreciation (depreciation) in value of: option contracts written and swaptions written	—	—	(425,525)	—	—	(425,525)
Swaps	Change in net unrealized appreciation (depreciation) in value of: swap contracts	—	—	(5,045,321)	—	—	(5,045,321)
Total Change in Appreciation (Depreciation)		$—	$—	(4,724,017)	$—	$—	(4,724,017)
Long Short Credit
Swaps	Change in net unrealized appreciation (depreciation) in value of: swap contracts	$(65,208)	$—	$—	$182,762	$—	$117,554
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	(4,613)	—	29,688	—	—	25,075
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	(29,445)	—	—	—	(29,445)
Options written	Change in net unrealized appreciation (depreciation) in value of: option contracts written	—	—	4,988	—	—	4,988
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	(56,540)	—	—	—	(56,540)
Total Change in Appreciation (Depreciation)		$(69,821)	$(85,985)	$34,676	$182,762	$—	$61,632

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Multi-Asset Income
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	$(11,676)	$—	$(4,987)	$—	$—	$(16,663)
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	8,759	—	—	—	8,759
Options written	Change in net unrealized appreciation (depreciation) in value of: option contracts written	—	—	7,449	—	—	7,449
Total Change in Appreciation (Depreciation)		$(11,676)	$8,759	$2,462	$—	$—	$(455)
Risk Balanced Commodity Strategy
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	$—	$—	$—	$—	$5,292,285	$5,292,285
Total Change in Appreciation (Depreciation)		$—	$—	$—	$—	$5,292,285	$5,292,285

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that Flexible Select did not hold any derivative instruments during the six months ended April 30, 2016 that require additional disclosures pursuant to ASC 815.

The Funds adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to the Funds except Flexible Select, Inflation Managed and Risk Balanced Commodity Strategy at April 30, 2016. The Funds' derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of April 30, 2016.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$259,316	$—	$259,316
Securities lending	226,343	—	226,343
Total	$485,659	$—	$485,659
Long Short
Swap contracts	$17,656	$—	$17,656
Total	$17,656	$—	$17,656
Long Short Credit
OTC Swap contracts	$384,868	$—	$384,868
Forward contracts	—	—	—
Total	$384,868	$—	$384,868
Multi-Asset Income
Forward contracts	$174,700	$—	$174,700
Total	$174,700	$—	$174,700

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Global Allocation
Barclays Bank PLC	$16,941	$(4,273)	$—	$12,668
Deutsche Bank AG	19,183	(13,540)	—	5,643
Goldman Sachs International	8,992	(8,619)	—	373
Royal Bank of Canada	43,230	(43,230)	—	—
Societe Generale	94,377	(94,377)	—	—
State Street Bank and Trust Company	302,936	(52,587)	(226,343)	24,006
Total	$485,659	$(216,626)	$(226,343)	$42,690
Long Short
Goldman Sachs International	$17,656	$(17,656)	$—	$—
Total	$17,656	$(17,656)	$—	$—
Long Short Credit
Goldman Sachs International	$313,251	$(313,251)	—	$—
J.P. Morgan Chase Bank N.A.	71,617	—	—	71,617
Total	$384,868	$(313,251)	$—	$71,617
Multi-Asset Income
Deutsche Bank AG	$12,900	$(9,845)	$—	$3,055
Goldman Sachs International	5,365	(5,365)	—	—
Royal Bank of Canada	30,146	(30,146)	—	—
Societe Generale	69,588	(69,588)	—	—
State Street Bank and Trust Company	56,701	(38,845)	—	17,856
Total	$174,700	$(153,789)	$—	$20,911

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$(231,598)	$—	$(231,598)
Total	$(231,598)	$—	$(231,598)
Long Short
OTC swaps	$(7,345,104)	$—	$(7,345,104)
OTC options written	(129,630)	—	(129,630)
Total	$(7,474,734)	$—	$(7,474,734)
Long Short Credit
OTC swaps	$(1,670,152)	$—	$(1,670,152)
Forward contracts	(19,769)	—	(19,769)
Total	$(1,689,921)	$—	$(1,689,921)
Multi-Asset Income
Forward contracts	$(163,349)	$—	$(163,349)
Total	$(163,349)	$—	$(163,349)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Global Allocation
Barclays Bank PLC	$(4,273)	$4,273	$—	$—
Deutsche Bank AG	(13,540)	13,540	—	—
Goldman Sachs International	(8,619)	8,619	—	—
Royal Bank of Canada	(53,569)	43,230	—	(10,339)
Societe Generale	(99,010)	94,377	—	(4,633)
State Street Bank and Trust Company	(52,587)	52,587	—	—
Total	$(231,598)	$216,626	$—	$(14,972)
Long Short
Goldman Sachs International	$(7,474,734)	$17,656	$7,840,000	$382,922
Total	$(7,474,734)	$17,656	$7,840,000	$382,922
Long Short Credit
Goldman Sachs International	$(1,689,921)	$313,251	$1,376,670	$—
Total	$(1,689,921)	$313,251	$1,376,670	$—
Multi-Asset Income
Deutsche Bank AG	$(9,845)	$9,845	$—	$—
Goldman Sachs International	(7,430)	5,365	—	(2,065)
Royal Bank of Canada	(35,843)	30,146	—	(5,697)
Societe Generale	(71,386)	69,588	—	(1,798)
State Street Bank and Trust Company	(38,845)	38,845	—	—
Total	$(163,349)	$153,789	$—	$(9,560)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of April 30, 2016, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by Global Allocation, Long Short and Multi-Asset Income to each counterparty as of April 30, 2016.

16  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

17  Transactions with other funds managed by Neuberger Berman Management LLC: Neuberger Berman Alternative Funds and Management have obtained an exemptive order from the SEC that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Through April 30, 2016, Flexible Select invested in Neuberger Berman Core Bond Fund and Neuberger Berman Unconstrained Bond Fund (collectively the "Underlying Funds"). Through April 30, 2016, Global Allocation invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman International Equity Fund, Long Short Credit and Risk Balanced Commodity Strategy (collectively the "Underlying Funds"). Through April 30, 2016, Inflation Managed invested in Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund and Risk Balanced Commodity Strategy (collectively the "Underlying Funds"). Through April 30, 2016, Multi-Asset Income invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Global Long Short Fund, Long Short Credit and Neuberger Berman High Income Bond Fund (collectively the "Underlying Funds") (See Note F).

For the Funds' investments in the Underlying Funds, Management waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the fiscal period ended April 30, 2016, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the fiscal period ended April 30, 2016, income earned under this Arrangement on Flexible Select's, Global Allocation's, Inflation Managed's and Multi-Asset Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the fiscal period ended April 30, 2016, management fees waived and income earned under this Arrangement on Flexible Select's, Global Allocation's, Inflation Managed's and Multi-Asset Income's investments in the Underlying Funds were as follows:

	Management fees waived	Income earned
Flexible Select	$21,516	$195,823
Global Allocation	29,175	100,750
Inflation Managed	8,147	40,306
Multi-Asset Income	17,067	147,627

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets(1):

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Flexible Select:
	0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Allocation:
	0.65%	0.65%	0.65%	0.65%	0.625%	0.625%	0.60%	0.60%	0.60%
For Inflation Managed:
	0.65%	0.625%	0.60%	0.575%	0.55%	0.525%	0.525%	0.525%	0.50%
For Long Short:
	1.20%	1.175%	1.15%	1.125%	1.10%	1.075%	1.075%	1.075%	1.05%
For Long Short Credit:
	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For Multi-Asset Income:
	0.45%	0.425%	0.40%	0.375%	0.350%	0.325%	0.325%	0.325%	0.30%
For Risk Balanced Commodity Strategy and Subsidiary:
	0.70%	0.675%	0.65%	0.625%	0.60%	0.575%	0.575%	0.575%	0.55%

Accordingly, for the six months ended April 30, 2016, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets(1), as follows:

Effective Rate
Flexible Select	0.55%
Global Allocation	0.37%
Inflation Managed	0.48%
Long Short	1.11%
Multi-Asset Income	0.22%
Risk Balanced Commodity Strategy	0.70%
Subsidiary	0.70%

(1)  Less the net asset value of the Subsidiary for Risk Balanced Commodity Strategy Fund.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and Class A and Class C of each Fund (except Long Short Credit and Multi-Asset Income) pays Management an administration fee at the annual rate of 0.20% (0.21% for Long Short Credit and Multi-Asset Income) of its average daily net assets under this agreement. Long Short Credit's and Multi-Asset Income's Class R6 pays Management an administration fee of 0.02% of its average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement.

Management pays State Street a fee for all services received under the agreement. The Subsidiary also retains Management as its administrator, and State Street as its sub-administrator.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the six months ended April 30, 2016, these Subsidiary expenses amounted to $92,805.

During the six months ended April 30, 2016, there was no repayment to Management under these agreements.

At April 30, 2016, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed in Fiscal Period Ending October 31,
				2013		2014	2015		2016
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2016		2017	2018		2019
Flexible Select Institutional Class	0.85%		10/31/19	$216,729	(4)	$281,744	$300,067		$137,333
Flexible Select Class A	1.21%		10/31/19	2,426	(4)	1,301	2,093		634
Flexible Select Class C	1.96%		10/31/19	2,202	(4)	480	604		230
Global Allocation Institutional Class	0.90	%(3)	10/31/19	253,136		297,504	219,561		111,516
Global Allocation Class A	1.26	%(3)	10/31/19	141,365		168,872	187,516		93,353
Global Allocation Class C	2.01	%(3)	10/31/19	71,481		105,371	142,390		78,582
Inflation Managed Institutional Class	0.90%		10/31/19	438,126	(2)	374,332	352,679		166,855
Inflation Managed Class A	1.26%		10/31/19	5,378	(2)	9,441	36,856		6,758
Inflation Managed Class C	2.01%		10/31/19	5,378	(2)	3,221	7,233		4,121
Inflation Managed Class R6	0.83%		10/31/19	—		—	9,636	(7)	33,256
Long Short Institutional Class	1.70%		10/31/19	—		—	—		—
Long Short Class A	2.06%		10/31/19	—		—	—		—
Long Short Class C	2.81%		10/31/19	—		—	—		—
Long Short Credit Institutional Class	1.20	%(9)	10/31/19	—		—	189,748	(8)	133,647
Long Short Credit Class A	1.57	%(9)	10/31/19	—		—	11,947	(8)	7,085
Long Short Credit Class C	2.32	%(9)	10/31/19	—		—	11,656	(8)	5,199
Long Short Credit Class R6	1.13	%(9)	10/31/19	—		—	51,840	(8)	25,685
Multi-Asset Income Institutional Class	0.65	%(6)	10/31/19	—		—	212,134	(5)	165,097
Multi-Asset Income Class A	1.02	%(6)	10/31/19	—		—	11,192	(5)	7,994
Multi-Asset Income Class C	1.77	%(6)	10/31/19	—		—	11,081	(5)	7,480

				Expenses Reimbursed in Fiscal Period Ending October 31,
				2013	2014	2015	2016
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2016	2017	2018	2019
Multi-Asset Income Class R6	0.58	%(6)	10/31/19	$—	$—	$77,638 (5)	$58,797
Risk Balanced Commodity Strategy Institutional Class	1.10%		10/31/19	190,694	79,267	94,559	77,484
Risk Balanced Commodity Strategy Class A	1.46%		10/31/19	236,827	260,968	210,384	77,691
Risk Balanced Commodity Strategy Class C	2.21%		10/31/19	29,935	27,833	17,570	5,989

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Period from December 19, 2012 (Commencement of Operations) to October 31, 2013.

(3)  Prior to February 28, 2013, the contractual expense limitation was 1.20% for Institutional Class, 1.56% for Class A and 2.31% for Class C.

(4)  Period from May 31, 2013 (Commencement of Operations) to October 31, 2013.

(5)  Period from March 27, 2015 (Commencement of Operations) to October 31, 2015.

(6)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Multi-Asset Income on March 27, 2015, for Institutional Class, Class A, Class C and Class R6 and March 30, 2015, for Class A and Class C. For the period ended October 31, 2015, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Multi-Asset Income amounted to $456, $43, $84 and $159, respectively.

(7)  Period from May 11, 2015 (Commencement of Operations) to October 31, 2015.

(8)  Period from June 29, 2015 (Commencement of Operations) to October 31, 2015.

(9)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Long Short Credit from June 29, 2015 to July 2, 2015, for Institutional Class, Class A, Class C and Class R6. For the period ended October 31, 2015, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Long Short Credit amounted to $3,229, $257, $394 and $830, respectively. In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Long Short Credit on several days in 2016, for Institutional Class, Class A, Class C and Class R6. For the six months ended April 30, 2016, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Long Short Credit amounted to $20,929, $1,856, $2,576 and $3,564, respectively.

Until December 31, 2015, Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to Global Allocation, Inflation Managed, Long Short Credit, Multi-Asset Income and Risk Balanced Commodity Strategy, was retained by Neuberger Berman Management LLC ("NBM") to provide day-to-day investment management services and received a monthly fee paid by NBM. As investment manager, NBM was responsible for overseeing the investment activities of NBFI. Until December 31, 2015, Neuberger Berman LLC ("Neuberger"), was the sub-adviser to Flexible Select and Long Short and was retained by NBM to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI, Neuberger and/or NBM. As a result of the entity consolidation described on page 16 of this Semi-Annual Report, the services previously provided by NBFI and Neuberger under the respective sub-advisory agreements are being provided by NBIA as of January 1, 2016.

Each Fund also has a distribution agreement with NBM with respect to each class of shares. NBM acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses. As part of the entity consolidation noted above, it is expected that effective July 1, 2016, NBM will merge with and into Neuberger and, as a result, the distribution agreement will be transferred to Neuberger.

However, NBM receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, NBM's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, NBM receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. NBM receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Long Short Credit and Multi-Asset Income) are generally sold with an initial sales charge of up to 5.75%. Class A shares of Long Short Credit and Multi-Asset Income are generally sold with an initial sales charge of up to 4.25%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2016, NBM, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Flexible Select Class A	$84	$—	$—	$—
Flexible Select Class C	—	—	—	—
Global Allocation Class A	576	—	—	—
Global Allocation Class C	—	767	—	—
Inflation Managed Class A	—	—	—	—
Inflation Managed Class C	—	87	—	—
Long Short Class A	32,566	—	—	—
Long Short Class C	—	28,593	—	—
Long Short Credit Class A	—	—	—	—
Long Short Credit Class C	—	32	—	—
Multi-Asset Income Class A	—	—	—	—
Multi-Asset Income Class C	—	—	—	—
Risk Balanced Commodity Strategy Class A	—	—	—	—
Risk Balanced Commodity Strategy Class C	—	1,099	—	—

Note C—Securities Transactions:

During the six months ended April 30, 2016, there were purchase and sale transactions of long-term securities (excluding swaps, futures, forward contracts and option contracts) as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short
Flexible Select	$—	$59,837	$—	$—	$59,223	$—
Global Allocation	1,313	11,025	2,550	1,499	13,082	2,770
Inflation Managed	1,463	1,029	—	3,844	6,507	—
Long Short	—	882,220	371,718	—	1,171,360	364,589
Long Short Credit	19,979	10,540	5,004	10,000	1,919	854
Multi-Asset Income	653	3,945	835	3,845	4,680	—
Risk Balanced Commodity Strategy	—	7,090	—	—	18,511	—

During the six months ended April 30, 2016, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2016 and for the year ended October 31, 2015 was as follows:

	For the Six Months Ended April 30, 2016				For the Year Ended October 31, 2015
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Flexible Select
Institutional Class	3	438	(113)	328	101	234		—	335
Class A	2	1	(10)	(7)	12	1		(36)	(23)
Class C	—	1	—	1	3	0	[z]	(1)	2
Global Allocation
Institutional Class	54	2	(98)	(42)	238	27		(560)	(295)
Class A	110	1	(236)	(125)	222	18		(350)	(110)
Class C	56	1	(142)	(85)	190	11		(217)	(16)
Inflation Managed
Institutional Class	1	1	(1,026)	(1,024)	935	16		(1,042)	(91)
Class A	1	—	(10)	(9)	43	2		(211)	(166)
Class C	1	—	(9)	(8)	11	0	[z]	(12)	(1)
Class R6	148	1	(51)	98	220	—		(86)	134 (2)

	For the Six Months Ended April 30, 2016					For the Year Ended October 31, 2015
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Long Short
Institutional Class	34,883	15		(68,032)	(33,134)	93,007	735		(82,335)	11,407
Class A	1,885	—		(8,575)	(6,690)	11,849	100		(13,400)	(1,451)
Class C	540	—		(3,968)	(3,428)	3,514	45		(4,714)	(1,155)
Long Short Credit
Institutional Class	687	13		(55)	645	2,337	0	[z]	(0)[z]	2,337	(3)
Class A	9	0	[z]	(6)	3	135	0	[z]	—	135	(3)
Class C	—	0	[z]	(3)	(3)	103,245	0	[z]	—	103	(3)
Class R6	—	1		—	1	500	—		—	500	(3)
Multi-Asset Income
Institutional Class	4	9		(4)	9	1,117	6		(0)[z]	1,123	(1)
Class A	10	0	[z]	(6)	4	51	0	[z]	—	51	(1)
Class C	5	0	[z]	(5)	0 [z]	50	0	[z]	(0)[z]	50	(1)
Class R6	—	2		—	2	400	1		—	401,294	(1)
Risk Balanced Commodity Strategy
Institutional Class	2,602	—		(668)	1,934	3,787	0	[z]	(1,104)	2,683
Class A	2,544	—		(2,499)	45	6,256	1		(8,483)	(2,226)
Class C	22	—		(404)	(382)	279	0	[z]	(268)	11

(1)  Period from March 27, 2015 (Commencement of Operations) to October 31, 2015.

(2)  Period from May 11, 2015 (Commencement of Operations) to October 31, 2015.

(3)  Period from June 29, 2015 (Commencement of Operations) to October 31, 2015.

z  Amount less than one thousand.

Note E—Lines of Credit:

At April 30, 2016, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, each Fund has agreed to pay its has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2016. During the period ended April 30, 2016, none of the Funds utilized the line of credit.

Note F—Investments in Affiliates(1):

	Balance of Shares Held October 31, 2015	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2016	Value April 30, 2016	Distributions from Investments in Affiliated Issuers(2)	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Flexible Select
Neuberger Berman Core Bond Fund Institutional Class	840,510	11,796	77,594	774,712	$8,142,017	$122,269	$(7,713)
Neuberger Berman Unconstrained Bond Fund Institutional Class	313,065	434,539	—	747,604	6,820,097	81,978	—
Total					$14,962,114	$204,247	$(7,713)
Global Allocation
Neuberger Berman Emerging Markets Debt Fund Institutional Class	76,021	1,307	50,679	26,649	$234,002	$10,869	$(58,786)
Neuberger Berman Emerging Markets Equity Fund Institutional Class	156,647	28,743	40,338	145,052	2,125,202	12,512	(66,626)
Neuberger Berman High Income Bond Fund Institutional Class	134,797	21,530	17,418	138,909	1,167,749	32,441	(18,160)
Neuberger Berman International Equity Fund Institutional Class	265,492	3,409	19,462	249,439	2,736,747	36,956	(2,116)
Neuberger Berman Long Short Credit Fund Institutional Class	105,628	846	24,591	81,883	769,452	7,972	(13,695)
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	101,752	—	4,613	97,139	588,799	—	(8,395)
Total					$7,621,951	$100,750	$(167,778)

	Balance of Shares Held October 31, 2015	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2016	Value April 30, 2016	Distributions from Investments in Affiliated Issuers(2)		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Inflation Managed
Neuberger Berman Emerging Markets Equity Fund Institutional Class	57,674	11,462	44,664	24,472	$358,544	$5,090		$(165,807)
Neuberger Berman Floating Rate Income Fund Institutional Class	61,229	1,010	54,007	8,232	80,410	4,806		(32,871)
Neuberger Berman High Income Bond Fund Institutional Class	193,868	25,088	129,223	89,733	754,347	30,410		(156,114)
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	235,026	27,905	156,114	106,817	647,461	—	*	(514,280)
Total					$1,840,762	$40,306		$(869,072)
Multi-Asset Income
Neuberger Berman Emerging Markets Debt Fund Institutional Class	182,438	4,729	45,718	141,449	$1,242,066	$39,558		$(48,072)
Neuberger Berman Floating Rate Income Fund Institutional Class	193,562	2,961	108,524	87,999	859,614	28,441		(67,444)
Neuberger Berman Global Long Short Fund Institutional Class	43,732	385	26,316	17,801	146,279	3,918		(45,764)
Neuberger Berman High Income Bond Fund Institutional Class	272,506	74,551	—	347,057	2,917,569	71,818		—
Neuberger Berman Long Short Credit Fund Institutional Class	45,159	8,477	—	53,636	504,020	3,892		—
Total					$5,669,548	$147,627		$(61,280)

(1)  Affiliated issuers, as defined in the 1940 Act.

(2)  Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

*  Security did not produce income during the period.

Other: At April 30, 2016, Global Allocation and Inflation Managed, which are also managed by Management, held 0.74% and 0.82% of the outstanding shares of Risk Balanced Commodity Strategy, respectively. Global Allocation and Multi-Asset Income, which are also managed by Management, held 2.20% and 1.44%, respectively, of the outstanding shares of Long Short Credit.

In addition, at April 30, 2016, there were affiliated investors owning 24.9%, 7.5%, 52.6%, 67.3% and 91.9% of Flexible Select's, Global Allocation's, Inflation Managed's, Long Short Credit's and Multi-Asset Income's outstanding shares, respectively.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Flexible Select Fund
Institutional Class
4/30/2016 (Unaudited)	$11.64	$0.05	$(0.17)	$(0.12)	$(0.08)	$(0.48)	$(0.56)	$—	$10.96	(0.95	)%**	$96.0	1.15	%*	1.15	%Ø*	0.81	%*	0.81	%Ø*	0.87	%*	64	%**	64	%Ø**
10/31/2015	$11.96	$0.09	$(0.07)	$0.02	$(0.12)	$(0.22)	$(0.34)	$—	$11.64	0.13%		$98.1	1.15%		1.15	%Ø	0.83%		0.83	%Ø	0.77%		123%		123	%Ø
10/31/2014	$10.80	$0.11	$1.09	$1.20	$(0.04)	$—	$(0.04)	$—	$11.96	11.16%		$96.8	1.16%		1.16	%Ø	0.83%		0.83	%Ø	0.98%		50%		50	%Ø
Period from 5/31/2013^ to 10/31/2013	$10.00	$0.04	$0.76	$0.80	$—	$—	$—	$—	$10.80	8.00	%**	$87.2	1.97	%‡*	1.97	%‡Ø*	0.83	%‡*	0.83	%‡Ø*	0.95	%‡*	20	%**	20	%Ø**
Class A
4/30/2016 (Unaudited)	$11.58	$0.03	$(0.16)	$(0.13)	$(0.02)	$(0.48)	$(0.50)	$—	$10.95	(1.09	)%**	$0.3	1.61	%*	1.61	%Ø*	1.17	%*	1.17	%Ø*	0.51	%*	64	%**	64	%Ø**
10/31/2015	$11.92	$0.05	$(0.07)	$(0.02)	$(0.10)	$(0.22)	$(0.32)	$—	$11.58	(0.23)%		$0.4	1.56%		1.56	%Ø	1.20%		1.20	%Ø	0.44%		123%		123	%Ø
10/31/2014	$10.78	$0.06	$1.10	$1.16	$(0.02)	$—	$(0.02)	$—	$11.92	10.80%		$0.6	1.64%		1.64	%Ø	1.19%		1.19	%Ø	0.50%		50%		50	%Ø
Period from 5/31/2013^ to 10/31/2013^	$10.00	$0.02	$0.76	$0.78	$—	$—	$—	$—	$10.78	7.80	%**	$0.1	5.09	%‡*	5.09	%‡Ø*	1.19	%‡*	1.19	%‡Ø*	0.57	%‡*	20	%**	20	%Ø**
Class C
4/30/2016 (Unaudited)	$11.46	$(0.01)	$(0.15)	$(0.16)	$—	$(0.48)	$(0.48)	$—	$10.82	(1.38	)%**	$0.1	2.28	%*	2.28	%Ø*	1.92	%*	1.92	%Ø*	(0.24	)%*	64	%**	64	%Ø**
10/31/2015	$11.81	$(0.04)	$(0.07)	$(0.11)	$(0.02)	$(0.22)	$(0.24)	$—	$11.46	(0.95)%		$0.2	2.32%		2.32	%Ø	1.94%		1.94	%Ø	(0.34)%		123%		123	%Ø
10/31/2014	$10.75	$(0.02)	$1.08	$1.06	$(0.00)	$—	$(0.00)	$—	$11.81	9.88%		$0.1	2.38%		2.38	%Ø	1.94%		1.94	%Ø	(0.14)%		50%		50	%Ø
Period from 5/31/2013^ to 10/31/2013	$10.00	$(0.01)	$0.76	$0.75	$—	$—	$—	$—	$10.75	7.50	%**	$0.1	6.71	%‡*	6.71%	‡Ø*	1.94	%‡*	1.94	%‡Ø*	(0.18	)%‡*	20	%**	20	%Ø**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Global Allocation Fund
Institutional Class
4/30/2016 (Unaudited)	$10.42	$0.06	$(0.15)	$(0.09)	$—	$(0.02)	$(0.02)	$—	$10.31	(0.86	)%**	$8.4	4.17%*	3.61	%*	1.19%*	0.63	%*	1.17	%*	58	%**[a]	55	%**[a]
10/31/2015	$10.81	$0.06	$(0.17)	$(0.11)	$(0.28)	$(0.00)	$(0.28)	$—	$10.42	(1.12)%		$8.9	3.29%	2.94%		1.03%	0.69%		0.51%		198%[a]		189%[a]
10/31/2014	$11.63	$(0.12)	$0.29	$0.17	$(0.99)	$—	$(0.99)	$0.00	$10.81	1.37%[b]		$12.5	3.25%	2.72%		1.50%	0.98%		(1.12)%		228%		216%
10/31/2013	$10.30	$(0.09)	$1.57	$1.48	$(0.15)	$—	$(0.15)	$—	$11.63	14.56%		$17.2	3.23%	2.73%		1.48%	0.98%		(0.85)%		187%		158%
10/31/2012	$10.30	$(0.12)	$1.02	$0.90	$(0.21)	$(0.69)	$(0.90)	$—	$10.30	9.60%		$8.9	5.01%	4.55%		1.68%	1.22%		(1.19)%		446%		423%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.08)	$0.38	$0.30	$—	$—	$—	$—	$10.30	3.00	%**	$5.8	18.45%‡*	18.31	%‡*^^	1.36%‡*	1.21	%‡*^^	(0.95	)%‡*	268	%**	216	%**
Class A
4/30/2016 (Unaudited)	$10.36	$0.04	$(0.14)	$(0.10)	$—	$(0.02)	$(0.02)	$—	$10.24	(0.96	)%**	$6.7	4.55%*	4.00	%*	1.54%*	0.99	%*	0.82	%*	58	%**[a]	55	%**[a]
10/31/2015	$10.76	$0.02	$(0.18)	$(0.16)	$(0.24)	$(0.00)	$(0.24)	$—	$10.36	(1.52)%		$8.1	3.69%	3.34%		1.39%	1.04%		0.16%		198%[a]		189%[a]
10/31/2014	$11.57	$(0.16)	$0.29	$0.13	$(0.94)	$—	$(0.94)	$0.00	$10.76	1.03%[b]		$9.6	3.68%	3.16%		1.86%	1.35%		(1.49)%		228%		216%
10/31/2013	$10.25	$(0.14)	$1.58	$1.44	$(0.12)	$—	$(0.12)	$—	$11.57	14.15%		$7.9	3.58%	3.07%		1.84%	1.33%		(1.25)%		187%		158%
10/31/2012	$10.27	$(0.15)	$1.01	$0.86	$(0.19)	$(0.69)	$(0.88)	$—	$10.25	9.24%		$3.4	5.41%	4.93%		2.07%	1.59%		(1.48)%		446%		423%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.14)	$0.41	$0.27	$—	$—	$—	$—	$10.27	2.70	%**	$0.1	22.01%‡*	21.63	%‡*^^	1.96%‡*	1.58	%‡*^^	(1.64	)%‡*	268	%**	216	%**
Class C
4/30/2016 (Unaudited)	$10.18	$0.00	$(0.13)	$(0.13)	$—	$(0.02)	$(0.02)	$—	$10.03	(1.27	)%**	$5.6	5.30%*	4.74	%*	2.29%*	1.74	%*	0.09	%*	58	%**[a]	55	%**[a]
10/31/2015	$10.60	$(0.06)	$(0.18)	$(0.24)	$(0.18)	$(0.00)	$(0.18)	$—	$10.18	(2.29)%		$6.6	4.45%	4.10%		2.14%	1.79%		(0.57)%		198%[a]		189%[a]
10/31/2014	$11.43	$(0.25)	$0.30	$0.05	$(0.88)	$—	$(0.88)	$0.00	$10.60	0.30%[b]		$7.0	4.46%	3.95%		2.63%	2.11%		(2.27)%		228%		216%
10/31/2013	$10.13	$(0.21)	$1.55	$1.34	$(0.04)	$—	$(0.04)	$—	$11.43	13.30%		$4.9	4.35%	3.85%		2.59%	2.09%		(1.99)%		187%		158%
10/31/2012	$10.21	$(0.23)	$1.00	$0.77	$(0.16)	$(0.69)	$(0.85)	$—	$10.13	8.34%		$2.2	6.47%	6.03%		2.78%	2.34%		(2.26)%		446%		423%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.18)	$0.39	$0.21	$—	$—	$—	$—	$10.21	2.10	%**	$0.0	25.07%‡*	24.87	%‡*^^	2.52%‡*	2.33	%‡*^^	(2.12	)%‡*	268	%**	216	%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Inflation Managed Fund
Institutional Class
4/30/2016 (Unaudited)	$9.58	$0.09	$(0.37)	$(0.28)	$(0.05)	$—	$(0.05)	$—	$9.25	(2.86	)%**	$4.2	5.29	%*	5.29	%Ø*	0.75	%*	0.75	%Ø*	1.93	%*	26	%**	26	%Ø**
10/31/2015	$10.74	$0.19	$(1.25)	$(1.06)	$(0.10)	$—	$(0.10)	$—	$9.58	(9.98)%		$14.2	2.88%		2.88	%Ø	0.71%		0.71	%Ø	1.87%		100%		100	%Ø
10/31/2014	$10.38	$0.17	$0.41	$0.58	$(0.22)	$—	$(0.22)	$—	$10.74	5.73%		$16.9	3.22%		3.22	%Ø	0.69%		0.69	%Ø	1.61%		41%		41	%Ø
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.17	$0.21	$0.38	$—	$—	$—	$—	$10.38	3.80	%**	$15.9	4.55	%‡*	4.55	%‡Ø*	0.69	%‡*	0.69	%‡Ø*	1.92	%‡*	45	%**	45	%Ø**
Class A
4/30/2016 (Unaudited)	$9.54	$0.07	$(0.35)	$(0.28)	$—	$—	$—	$—	$9.26	(2.94	)%**	$0.3	5.99	%*	5.99	%Ø*	1.13	%*	1.13	%Ø*	1.55	%*	26	%**	26	%Ø**
10/31/2015	$10.71	$0.15	$(1.24)	$(1.09)	$(0.08)	$—	$(0.08)	$—	$9.54	(10.21)%		$0.4	3.33%		3.33	%Ø	1.06%		1.06	%Ø	1.47%		100%		100	%Ø
10/31/2014	$10.35	$0.11	$0.44	$0.55	$(0.19)	$—	$(0.19)	$—	$10.71	5.39%		$2.2	3.64%		3.64	%Ø	1.05%		1.05	%Ø	1.01%		41%		41	%Ø
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.14	$0.21	$0.35	$—	$—	$—	$—	$10.35	3.50	%**	$0.1	6.99	%‡*	6.99	%‡Ø*	1.04	%‡*	1.04	%‡Ø*	1.59	%‡*	45	%**	45	%Ø**
Class C
4/30/2016 (Unaudited)	$9.41	$0.03	$(0.35)	$(0.32)	$—	$—	$—	$—	$9.09	(3.40	)%**	$0.2	6.63	%*	6.63	%Ø*	1.88	%*	1.88	%Ø*	0.79	%*	26	%**	26	%Ø**
10/31/2015	$10.63	$0.07	$(1.23)	$(1.16)	$(0.06)	$—	$(0.06)	$—	$9.41	(10.92)%		$0.3	4.05%		4.05	%Ø	1.81%		1.81	%Ø	0.71%		100%		100	%Ø
10/31/2014	$10.28	$0.03	$0.44	$0.47	$(0.12)	$—	$(0.12)	$—	$10.63	4.60%		$0.3	4.43%		4.43	%Ø	1.80%		1.80	%Ø	0.33%		41%		41	%Ø
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.07	$0.21	$0.28	$—	$—	$—	$—	$10.28	2.80	%**	$0.1	7.76	%‡*	7.76	%‡Ø*	1.79	%‡*	1.79	%‡Ø*	0.84	%‡*	45	%**	45	%Ø**
Class R6
4/30/2016 (Unaudited)	$9.59	$0.09	$(0.36)	$(0.27)	$(0.05)	$—	$(0.05)	$—	$9.27	(2.79	)%**	$2.1	5.53	%*	5.53	%Ø*	0.70	%*	0.70	%Ø*	1.94	%*	26	%**	26	%Ø**
Period from 5/11/2015^ to 10/31/2015	$10.57	$0.09	$(1.07)	$(0.98)	$—	$—	$—	$—	$9.59	(9.27	)%**	$1.3	3.62	%*	3.62	%Ø*	0.65	%*	0.65	%Ø*	2.08	%*	100	%cØ	100	%cØ
Long Short Fund
Institutional Class
4/30/2016 (Unaudited)	$12.76	$(0.02)	$(0.06)	$(0.08)	$(0.00)	$—	$(0.00)	$—	$12.68	(0.61	)%**	$2,282.7	1.92	%*	1.32	%*	1.92	%*	1.32	%*	(0.34	)%*	47	%**	39	%**
10/31/2015	$13.02	$0.02	$(0.21)	$(0.19)	$(0.02)	$(0.05)	$(0.07)	$—	$12.76	(1.45)%		$2,719.8	1.66%		1.31%		1.66%		1.31%		0.16%		91%		69%
10/31/2014	$12.48	$0.02	$0.58	$0.60	$—	$(0.06)	$(0.06)	$0.00	$13.02	4.83%[b]		$2,627.8	1.72%		1.48%		1.72%		1.48%		0.17%		61%		44%
10/31/2013	$11.09	$0.01	$1.47	$1.48	$(0.01)	$(0.08)	$(0.09)	$—	$12.48	13.47%		$1,038.2	1.75%		1.60%		1.75	%§	1.60	%§	0.10%		103%		52%
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.04	$1.05	$1.09	$—	$—	$—	$—	$11.09	10.90	%**	$92.6	2.78	%‡*	2.65	%‡*	1.83	%‡*	1.70	%‡*	0.40	%‡*	93	%**	56	%**
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Long Short Fund (cont'd)
Class A
4/30/2016 (Unaudited)	$12.62	$(0.04)	$(0.06)	$(0.10)	$—	$—	$—	$—	$12.52	(0.79	)%**	$275.0	2.29	%*	1.69	%*	2.29	%*	1.69	%*	(0.71	)%*	47	%**	39	%**
10/31/2015	$12.91	$(0.03)	$(0.21)	$(0.24)	$—	$(0.05)	$(0.05)	$—	$12.62	(1.89)%		$361.7	2.03%		1.68%		2.03%		1.68%		(0.20)%		91%		69%
10/31/2014	$12.41	$(0.03)	$0.58	$0.55	$—	$(0.05)	$(0.05)	$0.00	$12.91	4.47%[b]		$388.6	2.09%		1.85%		2.09%		1.85%		(0.20)%		61%		44%
10/31/2013	$11.06	$(0.03)	$1.47	$1.44	$(0.01)	$(0.08)	$(0.09)	$—	$12.41	13.08%		$502.1	2.08%		1.94%		2.08	%§	1.94	%§	(0.23)%		103%		52%
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.00	$1.06	$1.06	$—	$—	$—	$—	$11.06	10.60	%**	$27.0	3.21	%‡*	3.11	%‡*	2.17	%‡*	2.06	%‡*	0.05	%‡*	93	%**	56	%**
Class C
4/30/2016 (Unaudited)	$12.29	$(0.09)	$(0.06)	$(0.15)	$—	$—	$—	$—	$12.14	(1.22	)%**	$146.8	3.03	%*	2.43	%*	3.03	%*	2.43	%*	(1.45	)%*	47	%**	39	%**
10/31/2015	$12.66	$(0.12)	$(0.20)	$(0.32)	$—	$(0.05)	$(0.05)	$—	$12.29	(2.56)%		$190.6	2.77%		2.42%		2.77%		2.42%		(0.94)%		91%		69%
10/31/2014	$12.26	$(0.12)	$0.57	$0.45	$—	$(0.05)	$(0.05)	$0.00	$12.66	3.71%[b]		$211.0	2.84%		2.60%		2.84%		2.60%		(0.94)%		61%		44%
10/31/2013	$10.99	$(0.12)	$1.46	$1.34	$(0.00)	$(0.07)	$(0.07)	$—	$12.26	12.23%		$115.1	2.83%		2.68%		2.83	%§	2.68	%§	(1.00)%		103%		52%
Period from 12/29/2011^ to 10/31/2012	$10.00	$(0.06)	$1.05	$0.99	$—	$—	$—	$—	$10.99	9.90	%**	$3.4	4.34	%‡*	4.20	%‡*	2.95	%‡*	2.81	%‡*	(0.69	)%‡*	93	%**	56	%**
Long Short Credit Fund
Institutional Class
4/30/2016 (Unaudited)	$9.75	$0.04	$(0.31)	$(0.27)	$(0.08)	$—	$(0.08)	$—	$9.40	(2.73	)%**	$28.0	3.50	%*	2.30	%*	2.23	%*	1.03	%*	0.81	%*	72	%**	62	%**
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.02	$(0.23)	$(0.21)	$(0.04)	$—	$(0.04)	$—	$9.75	(2.06	)%**	$22.8	3.50	%‡*	3.45	%‡*	1.21	%‡*	1.15	%‡*	0.64	%‡*	32	%**	18	%**
Class A
4/30/2016 (Unaudited)	$9.75	$0.02	$(0.30)	$(0.28)	$(0.07)	$—	$(0.07)	$—	$9.40	(2.86	)%**	$1.3	3.86	%*	2.67	%*	2.47	%*	1.28	%*	0.52	%*	72	%**	62	%**
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.01	$(0.23)	$(0.22)	$(0.03)	$—	$(0.03)	$—	$9.75	(2.17	)%**	$1.3	4.28	%‡*	4.23	%‡*	1.55	%‡*	1.50	%‡*	0.28	%‡*	32	%**	18	%**
Class C
4/30/2016 (Unaudited)	$9.75	$0.00	$(0.30)	$(0.30)	$(0.05)	$—	$(0.03)	$—	$9.40	(3.09	)%**	$0.9	4.60	%*	3.42	%*	2.96%		1.78	%*	0.03	%*	72	%**	62	%**
Period from 6/29/2015^ to 10/31/2015	$10.00	$(0.01)	$(0.23)	$(0.24)	$(0.01)	$—	$(0.01)	$—	$9.75	(2.41	)%**	$1.0	5.04	%‡*	4.98	%‡*	2.26	%‡*	2.20	%‡*	(0.43	)%‡*	32	%**	18	%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Long Short Credit Fund (cont'd)
Class R6
4/30/2016 (Unaudited)	$9.75	$0.04	$(0.30)	$(0.26)	$(0.04)	$—	$(0.09)	$—	$9.40	(2.71	)%**	$4.7	3.41	%*	2.23	%*	2.16	%*	0.98	%*	0.83	%*	72	%**	62	%**
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.02	$(0.22)	$(0.20)	$(0.05)	$—	$(0.05)	$—	$9.75	(2.03	)%**	$4.9	3.49	%‡*	3.44	%‡*	1.14	%‡*	1.08	%‡*	0.69	%‡*	32	%**	18	%**
Multi-Asset Income Fund
Institutional Class
4/30/2016 (Unaudited)	$9.43	$0.18	$0.00	$0.18	$(0.20)	$—	$(0.20)	$—	$9.41	1.99	%**	$10.7	3.92	%*	3.92	%Ø*	0.42	%*	0.42	%Ø*	3.92	%*	31	%**	31	%Ø**
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$(0.23)	$—	$9.43	(3.43	)%**	$10.6	3.66	%‡*	3.66	%Ø‡*	0.43	%‡*	0.43	%Ø‡*	3.87	% ‡*	33	%**	33	%Ø**
Class A
4/30/2016 (Unaudited)	$9.43	$0.16	$0.00	$0.16	$(0.18)	$—	$(0.18)	$—	$9.41	1.80	%**	$0.5	4.34	%*	4.34	%Ø*	0.79	%*	0.79	%Ø*	3.56	%*	31	%**	31	%Ø**
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.20	$(0.56)	$(0.36)	$(0.21)	$—	$(0.21)	$—	$9.43	(3.64	)%**	$0.5	4.55	%‡*	4.55	%Ø‡*	0.79	%‡*	0.79	%Ø‡*	3.50	%‡*	33	%**	33	%Ø**
Class C
4/30/2016 (Unaudited)	$9.43	$0.13	$0.00	$0.13	$(0.15)	$—	$(0.15)	$—	$9.41	1.43	%**	$0.5	5.05	%*	5.05	%Ø*	1.54	%*	1.54	%Ø*	2.80	%*	31	%**	31	%Ø**
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.16	$(0.56)	$(0.40)	$(0.17)	$—	$(0.17)	$—	$9.43	(4.07	)%**	$0.5	5.29	%‡*	5.29	%Ø‡*	1.53	%‡*	1.53	%Ø‡*	2.76	%‡*	33	%**	33	%Ø**
Class R6
4/30/2016 (Unaudited)	$9.43	$0.18	$0.00	$0.18	$(0.20)	$—	$(0.20)	$—	$9.41	2.02	%**	$3.8	3.85	%*	3.85	%Ø*	0.35	%*	0.35	%Ø*	3.99	%*	31	%**	31	%Ø**
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$(0.23)	$—	$9.43	(3.39	)%**	$3.8	3.63	%‡*	3.63	%Ø‡*	0.36	%‡*	0.36	%Ø‡*	3.93	%‡*	33	%**	33	%Ø**
Risk Balanced Commodity Strategy Fund[d]
Institutional Class
4/30/2016 (Unaudited)	$6.20	$(0.01)	$(0.13)	$(0.14)	$—	$—	$—	$—	$6.06	(2.26	)%**	$42.8	1.56	%*	1.56	%Ø*	1.10	%*	1.10	%Ø*	(0.53	)%*	15	%**	15	%**Ø
10/31/2015	$8.39	$(0.05)	$(2.14)	$(2.19)	$—	$(0.00)	$(0.00)	$—	$6.20	(26.09)%		$31.8	1.47%		1.47	%Ø*	1.10%		1.10	%Ø*	(0.67)%		35%		35	%Ø
10/31/2014	$9.01	$(0.07)	$(0.55)	$(0.62)	$—	$—	$—	$—	$8.39	(6.88)%		$20.5	1.62%		1.62	%Ø*	1.10%		1.10	%Ø*	(0.73)%		21%		21	%Ø
10/31/2013	$9.84	$(0.09)	$(0.74)	$(0.83)	$—	$—	$—	$—	$9.01	(8.43)%		$9.6	3.69%		3.69	%Ø*	1.10%		0.10	%Ø*	(0.94)%		5%		5	%Ø
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.02)	$(0.14)	$(0.16)	$—	$—	$—	$—	$9.84	(1.60	)%**	$5.0	25.60	%‡*	25.60	%Ø‡*	1.10	%‡*	1.10	%Ø‡*	(0.99	)%‡*	0	%**	0	%**Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Risk Balanced Commodity Strategy Fund[d] (cont'd)
Class A
4/30/2016 (Unaudited)	$6.12	$(0.02)	$(0.12)	$(0.14)	$—	$—	$—	$—	$5.98	(2.29	)%**	$35.0	1.95%*	1.95	%Ø*	1.46%*	1.46	%Ø*	(0.90	)%*	15%**	15	%**Ø
10/31/2015	$8.32	$(0.07)	$(2.13)	$(2.20)	$—	$(0.00)	$(0.00)	$—	$6.12	(26.43)%		$35.5	1.84%	1.84	%Ø*	1.46%	1.46	%Ø*	(1.05)%		35%	35	%Ø
10/31/2014	$8.97	$(0.10)	$(0.55)	$(0.65)	$—	$—	$—	$—	$8.32	(7.25)%		$66.8	1.98%	1.98	%Ø*	1.46%	1.46	%Ø*	(1.09)%		21%	21	%Ø
10/31/2013	$9.84	$(0.12)	$(0.75)	$(0.87)	$—	$—	$—	$—	$8.97	(8.84)%		$35.0	3.81%	3.81	%Ø*	1.46%	1.46	%Ø*	(1.27)%		5%	5	%Ø
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.03)	$(0.13)	$(0.16)	$—	$—	$—	$—	$9.84	(1.60	)%**	$0.1	33.04%‡*	33.04	%Ø‡*	1.46%‡*	1.46	%Ø‡*	(1.36	)%‡*	0%**	0	%**Ø
Class C
4/30/2016 (Unaudited)	$5.98	$(0.05)	$(0.11)	$(0.16)	$—	$—	$—	$—	$5.82	(2.68	)%**	$0.8	2.97%*	2.97	%Ø*	2.21%*	2.21	%Ø*	(1.69	)%*	15%**	15	%**Ø
10/31/2015	$8.19	$(0.12)	$(2.09)	$(2.21)	$—	$(0.00)	$(0.00)	$—	$5.98	(26.98)%		$3.1	2.70%	2.70	%Ø*	2.21%	2.21	%Ø*	(1.79)%		35%	35	%Ø
10/31/2014	$8.88	$(0.16)	$(0.53)	$(0.69)	$—	$—	$—	$—	$8.19	(7.77)%		$4.2	2.84%	2.84	%Ø*	2.21%	2.21	%Ø*	(1.84)%		21%	21	%Ø
10/31/2013	$9.83	$(0.18)	$(0.77)	$(0.95)	$—	$—	$—	$—	$8.88	(9.66)%		$3.6	4.69%	4.69	%Ø*	2.21%	2.21	%Ø*	(2.03)%		5%	5	%Ø
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.04)	$(0.13)	$(0.17)	$—	$—	$—	$—	$9.83	(1.70	)%**	$0.1	35.12%‡*	35.12	%Ø‡*	2.21%‡*	2.21	%Ø‡*	(2.11	)%‡*	0%**	0	%**Ø

See Notes to Financial Highlights

Notes to Financial Highlights (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

^  The date investment operations commenced.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

@  Calculated based on the average number of shares outstanding during each fiscal period.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2013
Long Short Institutional Class	1.69%	1.54%
Long Short Class A	2.06%	1.92%
Long Short Class C	2.81%	2.66%

*  Annualized.

**  Not annualized.

^^  As of June 22, 2011, Global Allocation's Institutional Class, Class A and Class C contractual expense limitations exclude dividend expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

Ø  Flexible Select, Inflation Managed, Multi-Asset Income and Risk Balanced Commodity Strategy did not engage in short sales.

a  The portfolio turnover rates not including mortgage dollar roll transactions, including and excluding securities sold short, were 55% and 50%, respectively, for the six months ended April 30, 2016 and 195% and 185%, respectively, for the year ended October 31, 2015, for Global Allocation.

b  The voluntary contributions received in 2014 had no impact on the Funds' total returns for the year ended October 31, 2014.

c  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2015 for Inflation Managed.

d  Consolidated financial highlights, see Note A in the Notes to Financial Statements.

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers (prior to January 1, 2016)

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Neuberger Berman Long Short Credit Fund: Initial Consideration of the Management and Sub-Advisory Agreements

At a meeting held on December 17-18, 2014, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), evaluated and approved the management agreement with Management (the "Management Agreement") and the sub-advisory agreement between Management and Neuberger Berman LLC ("Neuberger") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Long Short Credit Fund (the "Fund"). The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year and for the annual consideration of continuance of contracts for other series of the Trust that were approved during the Board's annual contract review in October 2014. To assist the Board in its deliberations regarding contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.

The Independent Fund Trustees receive, at least annually, from Independent Counsel a memorandum discussing the legal standards for their consideration of management and advisory agreements. During the course of their deliberations regarding their review of the Agreements, the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and Neuberger.

In connection with its approval of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the expected costs of the services to be provided by Management and Neuberger; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and Neuberger who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board also reviewed whether Management would use brokers to execute Fund transactions that provide research and other services to Management and the types of benefits potentially derived from such services by Management, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger as no significant compliance problems were reported to the Board with respect to either firm.

With respect to the overall fairness of the Agreements, the Board considered the fee structures proposed for the Fund under the Agreements for the three classes to be registered initially as compared to a peer group of comparable funds. The Board also considered any fall-out benefits likely to accrue to Management and Neuberger or their affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee and overall expense ratio to a peer group and a larger group of broadly comparable funds and determined that the management fee and the overall expense ratio for Institutional Class are at the median for the peer group, but above the median for the larger group, and Class A and Class C are above the median for both the peer group and the larger group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group or the larger group of broadly comparable funds. In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

On December 15, 2015, the Board, including the Independent Fund Trustees, unanimously approved a novation of the Agreements in connection with a reorganization of the advisory and administrative functions of Management and Neuberger into a new entity, Neuberger Berman Investment Advisers LLC, after receiving assurances that (1) the reorganization would not result in a change of actual control or management of the advisory organizations and (2) the reorganization would not result in a change in the nature or quality of the services provided to the Fund.

Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 887.628.2583. An investor should consider a Fund's investment objectives, risks and fees and expenses carefully before investing.

L0088 06/16

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares

Global Long Short Fund

Semi-Annual Report

April 30, 2016

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	6
SCHEDULE OF INVESTMENTS	8
POSITIONS BY INDUSTRY	11
FINANCIAL STATEMENTS	19
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	37
Directory	40
Proxy Voting Policies and Procedures	41
Quarterly Portfolio Schedule	41

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2016 Neuberger Berman Management LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Global Long Short Fund.

Global equity markets generated mixed returns during the reporting period. While U.S. stocks performed positively, emerging markets stocks were practically flat, whereas non-U.S. developed markets stocks were modestly negative in aggregate. In fixed income, the U.S., non-U.S. developed and emerging markets all generated positive returns, led by the non-U.S. developed markets. In our view, in the U.S., high employment and moderately rising wages were offset by weak overall economic activity. Europe has benefitted from aggressive central bank stimulus, but political risks have also been rising. Japan has been experiencing negative interest rates and faltering growth, as "Abenomics," the economic program of the current government, has lost traction. In China, policy makers have provided stimulus measures and encouraged reforms while contending with a number of structural challenges.

As we move further into the year, we will continue to be very cautious on the risk front as global economic growth, global central bank policy, and geopolitics remain in focus. At the same time, we believe the potential for an extended business cycle and additional policy support may keep the probability of a near-term global recession low. Against this backdrop, we believe investors should brace for ongoing volatility, but embrace a cautiously optimistic outlook on risk assets.

Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Global Long Short Fund Commentary

Neuberger Berman Global Long Short Fund Institutional Class generated a total return of –15.61% for the six months ended April 30, 2016 and underperformed its primary benchmark, the HFRX Equity Hedge Index, which posted a –3.94% return for the same period. The Fund also underperformed the –0.65% return of the MSCI All Country World Index. (Performance for all share classes is provided in the table immediately following this letter.)

Financial markets were volatile during the reporting period. Markets declined in November and December and into the first two months of 2016 over concerns regarding global growth due to a number of leading economic indicators that suggested the potential for further economic weakness. This was followed by a strong rebound starting in mid-February and March on hopes of a rebound in global economic activity. Fluctuating market expectations regarding monetary policies around the world were an important factor behind the aforementioned volatility. Ultimately, the actions of central banks in Europe, the U.S. and Japan ended up adding to that volatility.

Another critical driver of equity market volatility and performance throughout the period came from China, where the country's authorities launched a number of stimulative measures, including funding new and previously approved fixed asset investment projects, reducing bank reserve requirements, lowering barriers to real estate investments and lowering taxes on certain types of passenger cars. These measures had significant local and global implications. Locally, the Chinese economy saw a boost in activity and an increase in the demand for certain commodities, such as base metals. This and other local factors had substantial global consequences, specifically with regard to commodity prices and equity market performance in sectors such as mining. After a very aggressive rebound in February and March, we started to see a reversal of these aggressive uptrends, more in-line with what could be justified by current supply/demand dynamics as well as global macroeconomic conditions.

In terms of Fund performance during the six-month period, investments in the Health Care and Information Technology sectors contributed to performance, while investments in Consumer Discretionary detracted. The Fund's aggregate use of futures contracts, forward contracts, swap contracts and options detracted from performance.

During the period, we positioned the Fund to capture what we believed were fundamental and policy related opportunities, particularly in Europe and Japan. We increased our overweight to Europe relative to the benchmark, prompted by positive economic momentum and supportive monetary policies, and identified what we saw as reflation beneficiaries such as German real estate. We also invested in companies that cater to the aging demographic, particularly businesses that promise to improve the efficiency of health care products and services delivery. In Japan, we have invested in businesses benefiting from increased tourism, primarily from China. Our positioning was more defensive in the U.S., where we invested in companies with traditionally resilient business models, such as off-price discounters or those that appear to us to have more sustainable revenue streams, such as defense companies. On the short side, we sought to identify structurally challenged business models, such as certain U.S. department stores, which have been seeing intense pressure from the online retailing channel and shifting consumer tastes.

Looking ahead to the remainder of 2016, we have a generally balanced outlook on global equity markets. We are in the midst of one of the longest U.S. bull markets in history and equity valuations around the globe have risen. We anticipate continued accommodative monetary policies around the world, save for the U.S., where we anticipate the U.S. Federal Reserve to continue along its cautious path of interest rate increases. We also anticipate that continued uncertainty regarding economic and corporate fundamentals could continue to foster volatility and market rotations. Finally, one cannot lose sight of potential risks that could result from geopolitical events. Still, we believe there is a good global backdrop for our unique investment approach. By combining top-down research with bottom-up stock analysis, we believe we can identify exciting global investment themes.

Sincerely,

DANIEL GEBER
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

2

Global Long Short Fund

TICKER SYMBOLS

Institutional Class	NGBIX
Class A	NGBAX
Class C	NGBCX

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2016
	Date	04/30/2016	1 Year	Life of Fund
At NAV
Institutional Class	11/12/2014	–15.61%	–18.65%	–11.46%
Class A	11/12/2014	–15.89%	–19.00%	–11.84%
Class C	11/12/2014	–16.12%	–19.57%	–12.50%
With Sales Charge
Class A		–20.70%	–23.69%	–15.33%
Class C		–16.96%	–20.37%	–12.50%
Index
HFRX Equity Hedge Index[1,2]		–3.94%	–8.31%	–3.09%
MSCI All Country World Index[1,2]		–0.65%	–5.13%	–0.31%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 4.30%, 4.95% and 5.69% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 2.57%, 2.92% and 3.67% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Endnotes

1  Please see "Glossary of Indices" on page 5 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index takes into account fees and expenses of investing since it is based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is November 12, 2014, the inception date for the Fund.

*  On January 1, 2016, Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (NB LLC) transferred to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following this transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC (NBIA). In addition, as of the date of the transfer, the services previously provided by NB Alternative Investment Management LLC (NBAIM) are provided by NBIA.

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator and each of NB LLC, NBFI and NBAIM served as certain Funds' adviser or sub-adviser. Following the consolidation, the investment professionals of NBM, NB LLC, NBFI and NBAIM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Neuberger Berman Management LLC** at (800) 877-9700, or visit our website at www.nb.com.

**  It is contemplated that effective July 1, 2016 Neuberger Berman Management LLC will merge with and into Neuberger Berman LLC, which will assume the role of distributor to the Funds.

4

Glossary of Indices

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

5

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2016 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

6

Expense Information as of 4/30/16 (Unaudited)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During the Period(1) 11/1/15 - 4/30/16	Expense Ratio	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During the Period(2) 11/1/15 - 4/30/16	Expense Ratio
Global Long Short
Institutional Class	$1,000.00	$843.90	$14.76	3.22%	$1,000.00	$1,008.85	$16.08	3.22%
Class A	$1,000.00	$841.10	$16.39	3.58%	$1,000.00	$1,007.06	$17.87	3.58%
Class C	$1,000.00	$838.80	$19.57	4.28%	$1,000.00	$1,003.58	$21.32	4.28%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return) multiplied by 182/366 (to reflect the one-half year period shown).

7

Schedule of Investments Neuberger Berman Global Long Short Fund (Unaudited) 4/30/16

Investments	Shares	Value ($)
Long Positions—102.8%
Common Stocks—69.1%
Australia—0.5%
Newcrest Mining Ltd.*	4,964	72,383
Belgium—2.5%
Ion Beam Applications	8,471	348,705
Canada—0.4%
lululemon athletica, Inc.*	717	46,999
Denmark—1.0%
Vestas Wind Systems A/S	2,033	145,444
Finland—0.0%(a)
Kone OYJ, Class B	30	1,369
France—5.2%
AXA SA	2,964	74,717
BNP Paribas SA	288	15,249
Orpea	3,257	268,556
Thales SA	4,362	377,101
		735,623
Germany—10.0%
Covestro AG*(b)(c)	3,563	140,835
Daimler AG	945	65,671
Deutsche Wohnen AG(b)	6,510	199,365
Fresenius SE & Co. KGaA	525	38,185
Hella KGaA Hueck & Co.	2,087	79,757
Infineon Technologies AG(b)	7,003	99,633
KION Group AG	1,230	67,012
Kloeckner & Co. SE	6,509	75,836
KUKA AG	774	76,254
Nordex SE*	32	896
ProSiebenSat.1 Media SE	1,223	62,346
Salzgitter AG	1,915	64,807
Siemens AG	715	74,601
ThyssenKrupp AG	3,168	73,675
Vonovia SE	7,821	263,155
		1,382,028
Italy—1.0%
Brembo SpA(b)	1,181	63,437
Buzzi Unicem SpA(b)	4,291	81,268
		144,705
Japan—9.1%
Central Japan Railway Co.(b)	100	17,517
Daicel Corp.	4,301	53,728
Investments	Shares	Value ($)
Don Quijote Holdings Co. Ltd.(b)	1,058	37,639
East Japan Railway Co.	800	70,381
Fuji Heavy Industries Ltd.	948	31,128
Japan Airlines Co. Ltd.	2,000	71,989
Japan Tobacco, Inc.(b)	3,500	143,003
JFE Holdings, Inc.	6,700	94,024
Kajima Corp.	14,700	91,319
Nomura Research Institute Ltd.	470	16,488
NTT DOCOMO, Inc.	5,027	120,567
Obayashi Corp.	9,600	94,083
Seibu Holdings, Inc.	5,000	105,485
Shimizu Corp.	10,600	95,006
Taisei Corp.(b)	14,184	96,814
West Japan Railway Co.	1,900	114,696
		1,253,867
Luxembourg—0.5%
ArcelorMittal	12,224	69,034
Netherlands—0.1%
ING Groep NV, CVA	1,191	14,585
South Africa—0.6%
Brait SE*(b)	8,123	90,827
Spain—1.5%
Gamesa Corp. Tecnologica SA(b)	10,383	204,432
Sweden—4.8%
Assa Abloy AB, Class B(b)	980	20,551
Autoliv, Inc., SDR(b)	647	78,393
RaySearch Laboratories AB*	26,247	379,138
SKF AB, Class B(b)	10,239	188,576
		666,658
Switzerland—1.5%
ABB Ltd.*	4,942	104,476
Givaudan SA	51	100,479
		204,955
United States—30.4%
Accenture plc, Class A(b)	786	88,755
Allegion plc(b)	130	8,508
Altria Group, Inc.	544	34,114
Amazon.com, Inc.*(g)	105	69,257
Anadarko Petroleum Corp.	2,651	139,867
Apple, Inc.	1,038	97,302
Astec Industries, Inc.(b)	3,938	190,599
B/E Aerospace, Inc.(b)	176	8,559
Investments	Shares	Value ($)
Bank of America Corp.	486	7,076
Booz Allen Hamilton Holding Corp.(b)	4,433	122,218
Bristol-Myers Squibb Co.(b)	744	53,702
Chipotle Mexican Grill, Inc.*(b)	456	191,962
Concho Resources, Inc.*	1,151	133,712
Devon Energy Corp.	3,920	135,945
Eli Lilly & Co.(g)	606	45,771
EOG Resources, Inc.(b)	2,078	171,684
Facebook, Inc., Class A*(g)	849	99,825
Fiserv, Inc.*(b)	2,366	231,205
General Electric Co.(b)	215	6,611
Goldman Sachs Group, Inc. (The)	48	7,877
Home Depot, Inc. (The)(g)	1,169	156,517
JPMorgan Chase & Co.	118	7,458
Lockheed Martin Corp.(g)	680	158,018
NIKE, Inc., Class B(b)	744	43,852
Northrop Grumman Corp.(d)	780	160,883
Orbital ATK, Inc.(b)	1,790	155,730
Philip Morris International, Inc.	1,385	135,896
Pioneer Natural Resources Co.(b)	1,050	174,405
Raytheon Co. (d)	1,181	149,219
Regal Beloit Corp.(b)	2,166	139,534
Reynolds American, Inc.	688	34,125
Rockwell Automation, Inc.(b)	1,157	131,285
Ross Stores, Inc.(b)	2,366	134,341
Sherwin-Williams Co. (The)	225	64,645
Stanley Black & Decker, Inc.(g)	1,189	133,073
TJX Cos., Inc. (The)(d)	3,575	271,057
T-Mobile US, Inc.*(b)	1,899	74,593
Whirlpool Corp.(b)	1,246	216,979
WW Grainger, Inc.	28	6,566
		4,192,725
Total Common Stocks (Cost $9,009,740)		9,574,339

See Notes to Financial Statements

8

Schedule of Investments Neuberger Berman Global Long Short Fund (Unaudited) (cont'd)

Investments	Shares	Value ($)
Preferred Stock—0.5%
Germany—0.5%
Jungheinrich AG (Cost $72,767)	812	76,549
Exchange Traded Funds—9.2%
United States
Market Vectors Gold Miners Fund(b)	10,578	273,230
Market Vectors Junior Gold Miners Fund	3,543	136,476
SPDR Gold Shares*(b)	1,998	247,052
SPDR S&P Bank Fund(b)	10,344	335,663
SPDR S&P Oil & Gas Exploration & Production Fund(b)	7,870	281,274
		1,273,695
Total Exchange Traded Funds (Cost $1,210,019)		1,273,695
	No. of Contracts	Market Value ($)
Option Purchased—0.3%
Put Option—0.3%
Intel Corp. 5/20/2016 @ 31.00 (Cost $20,875)	300	36,900
	Shares	Value ($)
Short-Term Investment—23.7%
Investment Company—23.7%
Morgan Stanley Institutional Liquidity Fund Treasury Portfolio Institutional Class, 0.15%, (Cost $3,279,168)(b)(e)	3,279,168	3,279,168
Total Long Positions (Cost $13,592,569)		14,240,651
Short Positions—(16.7)%(f)
Common Stocks—(16.7)%
Belgium—(1.1)%
Solvay SA	(1,556)	(157,253)
Canada—(0.2)%
Finning International, Inc.	(1,766)	(31,387)
Investments	Shares	Value ($)
Finland—(1.1)%
Metso OYJ	(6,246)	(150,120)
France—(0.6)%
Legrand SA	(1,340)	(76,319)
Vallourec SA	(368)	(1,911)
		(78,230)
Germany—(0.3)%
Wacker Chemie AG	(497)	(47,650)
Italy—(1.5)%
Prada SpA	(31,800)	(107,699)
Salvatore Ferragamo SpA	(4,153)	(96,107)
		(203,806)
Sweden—(0.6)%
Atlas Copco AB, Class A	(3,023)	(78,225)
Switzerland—(3.9)%
Cie Financiere Richemont SA	(2,832)	(188,347)
STMicroelectronics NV	(23,535)	(144,553)
Swatch Group AG (The)	(643)	(219,584)
		(552,484)
United Kingdom—(0.8)%
Michael Kors Holdings Ltd.*	(260)	(13,432)
Rio Tinto plc, ADR	(3,018)	(101,586)
		(115,018)
United States—(6.6)%
Bed Bath & Beyond, Inc.*	(2,905)	(137,174)
Caterpillar, Inc.	(400)	(31,088)
Chico's FAS, Inc.	(1,124)	(14,174)
Cummins, Inc.	(337)	(39,439)
Dillard's, Inc., Class A	(169)	(11,906)
Emerson Electric Co.	(331)	(18,083)
Flowserve Corp.	(326)	(15,912)
Fluor Corp.	(338)	(18,475)
Franklin Resources, Inc.	(2,795)	(104,365)
Gap, Inc. (The)	(3,606)	(83,587)
IDEX Corp.	(186)	(15,234)
International Business Machines Corp.	(815)	(118,941)
Kohl's Corp.	(1,553)	(68,798)
Nordstrom, Inc.	(1,303)	(66,622)
Praxair, Inc.	(1,121)	(131,672)
SPX FLOW, Inc.*	(766)	(22,949)
		(898,419)
Total Common Stocks (Proceeds $(2,225,951))		(2,312,592)
Investments	Shares	Value ($)
Total Short Positions (Proceeds $(2,225,951))		(2,312,592)
Total Investments—86.1% (Cost $11,366,618)		11,928,059
Other Assets Less Liabilities—13.90%(h)		1,919,321
Net assets—100.00%		13,847,380

See Notes to Financial Statements

9

Schedule of Investments Neuberger Berman Global Long Short Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  All or a portion of this security is segregated in connection with obligations for futures, swaps, options and/or forward foreign currency contracts with a total value of $7,268,306.

(c)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 4/30/2016, these securities amounted to $140,835 of long positions or 1.02% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(d)  All or a portion of this security is pledged with the custodian for securities sold short and options written.

(e)  Represents 7-day effective yield as of 4/30/2016.

(f)  At 4/30/2016, the Fund had deposited $2,399,845 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(g)  All or a portion of this security was used to cover the margin requirement for futures contracts.

(h)  Includes the impact of the Fund's open positions in derivatives at 4/30/2016.

Abbreviations

ADR  American Depositary Receipt

CVA  Dutch Certification

OYJ  Public Traded Company

SDR  Swedish Depositary Receipt

SPDR  Standard & Poor's Depositary Receipts

See Notes to Financial Statements

10

Schedule of Investments Neuberger Berman Global Long Short Fund (Unaudited) (cont'd)

LONG POSITIONS BY INDUSTRY GLOBAL LONG SHORT FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Aerospace & Defense	$1,009,510	7.3%
Oil, Gas & Consumable Fuels	755,613	5.5%
Machinery	733,432	5.2%
Electrical Equipment	726,067	5.2%
Specialty Retail	561,915	4.1%
Real Estate Management & Development	462,520	3.3%
IT Services	458,666	3.3%
Health Care Technology	379,138	2.7%
Construction & Engineering	377,222	2.7%
Metals & Mining	373,923	2.7%
Chemicals	359,687	2.6%
Health Care Equipment & Supplies	348,705	2.5%
Tobacco	347,138	2.5%
Health Care Providers & Services	306,741	2.2%
Auto Components	221,587	1.6%
Household Durables	216,979	1.6%
Road & Rail	202,594	1.5%
Wireless Telecommunication Services	195,160	1.4%
Hotels, Restaurants & Leisure	191,962	1.4%
Industrial Conglomerates	186,697	1.4%
Internet Software & Services	99,825	0.7%
Semiconductors & Semiconductor Equipment	99,633	0.7%
Pharmaceuticals	99,473	0.7%
Capital Markets	98,704	0.7%
Technology Hardware, Storage & Peripherals	97,302	0.7%
Automobiles	96,799	0.7%
Textiles, Apparel & Luxury Goods	90,851	0.7%
Trading Companies & Distributors	82,402	0.6%
Construction Materials	81,268	0.6%
Insurance	74,717	0.5%
Airlines	71,989	0.5%
Internet & Catalog Retail	69,257	0.5%
Media	62,346	0.5%
Banks	44,368	0.3%
Multiline Retail	37,639	0.3%
Building Products	29,059	0.2%
Short-Term Investments and Other Assets—Net	6,509,084	47.1%
Short Positions (see summary on next page)	(2,312,592)	(16.7)%
	$13,847,380	100.0%

†See Note A in Notes to Financial Statements.

See Notes to Financial Statements

11

Schedule of Investments Neuberger Berman Global Long Short Fund (Unaudited) (cont'd)

SHORT POSITIONS BY INDUSTRY GLOBAL LONG SHORT FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Textiles, Apparel & Luxury Goods	$(625,169)	(4.5)%
Machinery	(352,967)	(2.6)%
Chemicals	(336,575)	(2.4)%
Specialty Retail	(234,935)	(1.7)%
Multiline Retail	(147,326)	(1.1)%
Semiconductors & Semiconductor Equipment	(144,553)	(1.0)%
IT Services	(118,941)	(0.9)%
Capital Markets	(104,365)	(0.8)%
Metals & Mining	(101,586)	(0.7)%
Electrical Equipment	(94,402)	(0.7)%
Trading Companies & Distributors	(31,387)	(0.2)%
Construction & Engineering	(18,475)	(0.1)%
Energy Equipment & Services	(1,911)	0.0	%(a)
Total Common Stock Sold Short	$(2,312,592)	(16.7)%

See Notes to Financial Statements

12

Schedule of Investments Neuberger Berman Global Long Short Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
6/17/2016	16 Mini MSCI Emerging Markets Index Futures	Long	$(7,500)
6/17/2016	59 Euro Stoxx 50 Index Futures	Short	(21,275)
6/17/2016	11 NASDAQ 100 E-Mini Futures	Short	(1,613)
6/17/2016	8 S&P 500 E-Mini Futures	Short	(21,197)
6/17/2016	24 STOXX 600 BAS Futures	Short	(10,485)
6/9/2016	11 Yen Denom Nikkei Futures	Short	32,038
Total			$(30,032)

At April 30, 2016, the notional value of futures was $670,720 for long positions and $(5,022,292) for short positions. The Fund had deposited $605,453 in segregated accounts to cover margin requirements on open futures.

For the six months ended April 30, 2016, the average notional value of futures for the Fund was $1,595,160 for long positions and $(1,201,529) for short positions.

Forward foreign currency contracts ("forward contracts")

At April 30, 2016, open forward contracts for the Fund were as follows:

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Japanese Yen	Morgan Stanley Capital Services LLC	65,000,000	$606,804	5/27/2016	$4,098
Total					$4,098

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Euro	Morgan Stanley Capital Services LLC	873,000	$980,728	5/27/2016	$(19,610)
Japanese Yen	Morgan Stanley Capital Services LLC	65,000,000	582,677	5/27/2016	(28,563)
Total					$(48,173)

For the six months ended April 30, 2016, the average notional value of forward contracts for the Fund was $3,549,540.

See Notes to Financial Statements

13

Schedule of Investments Neuberger Berman Global Long Short Fund (Unaudited) (cont'd)

Equity swap contracts ("equity swaps")

At April 30, 2016, the outstanding equity swaps* for the Fund were as follows:

Counterparty	Description	Expiration Date(s)	Value
Bank of America, NA	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	5/12/2016– 10/25/2017	$35,541

*  The following table represents the individual long and short positions and related values of the equity swaps with Bank of America, NA as of April 30, 2016.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Common Stocks Long Positions
France
CAP Gemini SA	1,199	$107,324	$4,609
Japan
NTT Data Corp.	2,096	90,541	22,533
United Kingdom
BAE Systems plc	1,930	15,025	(1,565)
British American Tobacco plc	1,650	92,086	8,449
Croda International plc	3,874	167,828	2,610
Imperial Tobacco Group plc	4,424	235,230	5,139
ITV plc	21,639	89,254	(18,051)
			(3,418)
Total Long Positions of Portfolio Equity Swaps			23,724
Financing Costs and Other Receivables/(Payables)			11,817
Equity Swaps, at value—Bank of America, NA			$35,541
Counterparty	Description	Expiration Date(s)	Value
Goldman Sachs International	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	7/14/2017– 10/30/2017	$(11,691)

See Notes to Financial Statements

14

Schedule of Investments Neuberger Berman Global Long Short Fund (Unaudited) (cont'd)

*  The following table represents the individual long and short positions and related values of the equity swaps with Goldman Sachs International as of April 30, 2016.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Common Stocks Long Positions
United Kingdom
Vodafone Group plc	51,790	$166,581	$(706)
United States
Cairn Homes plc	75,000	96,034	150
Total Common Stocks Long Positions of Equity Swaps			(556)
Futures Long Position
STOXX Europe 600 Real Estate	547	69,709	(2,634)
Total Long positions of Equity Swaps			(3,190)
Common Stocks Short Positions
United Kingdom
Anglo American plc	(6,875)	(67,191)	(9,495)
Total Long and Short Positions of Equity Swaps			(12,685)
Financing Costs and Other Receivables/(Payables)			994
Equity Swaps, at value—Goldman Sachs International			$(11,691)
Counterparty	Description	Expiration Date(s)	Value
Morgan Stanley Capital Services LLC	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	12/30/2016– 7/2/2017	$45,705

*  The following table represents the individual long and short positions and related values of the equity swaps with Morgan Stanley Capital Services LLC as of April 30, 2016.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Common Stocks Long Positions
Germany
Rheinmetall AG	2,385	$157,849	$28,729
United Kingdom
Croda International plc	2,460	101,496	6,733
United States
Visa, Inc.	1,030	70,845	8,712
Total Long Positions of Portfolio Equity Swap Contracts			44,174

See Notes to Financial Statements

15

Schedule of Investments Neuberger Berman Global Long Short Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Common Stocks Short Positions
United Kingdom
ARM Holdings plc	(5,050)	$(71,643)	$2,467
Total Long and Short Positions of Equity Swaps			46,641
Financing Costs and Other Receivables/(Payables)			(936)
Equity Swaps, at value—Morgan Stanley Capital Services LLC			$45,705
Total Equity Swaps, at value			$69,555

(a)  Notional value represents the value (including any fees or commissions) of the long and short positions when they were established.

(b)  For the six months ended April 30, 2016, the average notional value of equity swaps was $2,768,707 for long positions and $(1,739,988) for short positions, respectively.

At April 30, 2016, the Fund had deposited cash collateral of $140,000 in a segregated account for Morgan Stanley Capital Services LLC.

Written option contracts ("options written")

At April 30, 2016 outstanding put options written were as follows.

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Intel Corp., Put	300	$29	5/20/2016	$(9,900)
Total				$(9,900)

Written option transactions for the Fund for the six months ended April 30, 2016 were as follows:

	Number of Contracts	Premium Received
Outstanding 10/31/15	10	$4,585
Options written	1,729	82,461
Options closed	—	—
Options exercised	—	—
Options expired	(1,439)	(79,121)
Outstanding 4/30/16	300	$7,925

For the six months ended April 30, 2016, the Fund had an average market value of $15,070 in purchased options and $(6,717) in options written.

See Notes to Financial Statements

16

Schedule of Investments Neuberger Berman Global Long Short Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of April 30, 2016:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$72,383	$—	$72,383
Japan	—	1,253,867	—	1,253,867
Other Common Stocks(a)	8,248,089	—	—	8,248,089
Total Common Stocks	8,248,089	1,326,250	—	9,574,339
Preferred Stock(a)	76,549	—	—	76,549
Exchange Traded Funds(a)	1,273,695	—	—	1,273,695
Option Purchased	36,900	—	—	36,900
Short-Term Investment	—	3,279,168	—	3,279,168
Total Long Positions	$9,635,233	$4,605,418	$—	$14,240,651

(a)  The Schedule of Investments provides a geographic categorization as well as a Long Positions by Industry and Short Positions by Industry summary.

As of the six months ended April 30, 2016, there were no transfers between Levels 1, 2 or 3.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2016:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized appreciation)	$—	$4,098	$—	$4,098
Swap contracts	—	102,942	—	102,942
Futures (unrealized appreciation)	32,038	—	—	32,038
Total	$32,038	$107,040	$—	$139,078

The following is a summary, categorized by Level, of inputs used to value the Fund's short investments as of April 30, 2016:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short
Italy	$(96,107)	$(107,699)	$—	$(203,806)
Other Common Stocks Sold Short(a)	(2,108,786)	—	—	(2,108,786)
Total Common Stocks Sold Short	(2,204,893)	(107,699)	—	(2,312,592)
Total Short Positions	$(2,204,893)	$(107,699)	$—	$(2,312,592)

(a)  The Schedule of Investments provides a geographic categorization as well as a Long Positions by Industry and Short Positions by Industry summary.

See Notes to Financial Statements

17

Schedule of Investments Neuberger Berman Global Long Short Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2016:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized depreciation)	$—	$(48,173)	$—	$(48,173)
Swap contracts	—	(33,387)	—	(33,387)
Futures (unrealized depreciation)	(62,070)	—	—	(62,070)
Options written	(9,900)	—	—	(9,900)
Total	$(71,970)	$(81,560)	$—	$(153,530)

See Notes to Financial Statements

18

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Alternative Funds

GLOBAL LONG SHORT FUND
April 30, 2016
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$14,240,651
Cash	49,615
Foreign Currency*	567
Cash collateral segregated for short sales (Note A)	2,399,845
Cash collateral segregated for swap contracts (Note A)	140,000
Dividends and interest receivable	36,916
Receivable for securities sold	33,964
Receivable for Fund shares sold	604
Receivable from administrator—net (Note B)	22,483
Swap contracts, at value (Note A)	102,942
Receivable for variation margin on futures contracts (Note A)	81,432
Receivable for forward foreign currency contracts (Note A)	4,098
Prepaid expenses and other assets	32,099
Total Assets	17,145,216
Liabilities
Investments sold short, at value** (Note A)	2,312,592
Options contracts written, at value*** (Note A)	9,900
Dividends and interest payable for short sales	9,269
Swap contracts, at value (Note A)	33,387
Payable to investment manager (Note B)	14,413
Payable for securities purchased	780,934
Payable for Fund shares redeemed	86
Payable for forward foreign currency contracts (Note A)	48,173
Accrued expenses and other payables	89,082
Total Liabilities	3,297,836
Net Assets	$13,847,380
Net Assets consist of:
Paid-in capital	$17,344,529
Undistributed net investment income (loss)	(595,435)
Accumulated net realized gains (losses) on investments	(3,454,573)
Net unrealized appreciation (depreciation) in value of investments	552,859
Net Assets	$13,847,380

See Notes to Financial Statements

19

Statement of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

GLOBAL LONG SHORT FUND
April 30, 2016
Net Assets
Institutional Class	$12,819,794
Class A	527,324
Class C	500,262
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	1,547,517
Class A	63,666
Class C	60,851
Net Asset Value, offering and redemption price per share
Institutional Class	$8.28
Net Asset Value and redemption price per share
Class A	$8.28
Offering Price per share
Class A‡	$8.79
Net Asset Value and offering price per share
Class C^	$8.22
*Cost of Investments:
Unaffiliated issuers	$13,592,569
Total cost of foreign currency	$1,344
**Proceeds from investments sold short	$2,225,951
***Premium received from option contracts written	$7,925

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

20

Statement of Operations (Unaudited)

GLOBAL LONG SHORT FUND
For the Six Months Ended April 30, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$97,649
Interest income—unaffiliated issuers	2,250
Foreign taxes withheld (Note A)	(7,149)
Total income	$92,750
Expenses:
Investment management fees (Note B)	113,240
Administration fees (Note B)	5,435
Administration fees (Note B):
Institutional Class	7,603
Class A	637
Class C	585
Distribution fees (Note B):
Class A	796
Class C	2,927
Shareholder servicing agent fees:
Institutional Class	728
Class A	166
Class C	91
Audit fees	24,172
Custodian and accounting fees (Note A)	46,718
Legal fees	45,218
Registration and filing fees	35,876
Shareholder reports	6,944
Trustees' fees and expenses	17,307
Dividend and interest expense on securities sold short (Note A)	128,171
Interest expense	20
Miscellaneous	2,242
Total expenses	438,876
Expenses reimbursed by Management (Note B)	(143,564)
Total net expenses	295,312
Net investment income (loss)	$(202,562)

See Notes to Financial Statements

21

Statement of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

GLOBAL LONG SHORT FUND
For the Six Months Ended April 30, 2016
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	$(1,457,567)
Sales of investment securities of unaffiliated issuers sold short	(78,039)
Forward foreign currency contracts	(210,534)
Foreign currency	(9,462)
Futures contracts	(478,677)
Option contracts written	78,073
Swap contracts	(523,964)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	303,058
Unaffiliated investment securities sold short	(79,756)
Forward foreign currency contracts	(117,260)
Foreign currency	(1,378)
Futures contracts	(41,605)
Option contracts written	(2,960)
Swap contracts	(60,110)
Net gain (loss) on investments	(2,680,181)
Net increase (decrease) in net assets resulting from operations	$(2,882,743)

See Notes to Financial Statements

22

Statement of Changes in Net Assets (Unaudited)

	GLOBAL LONG SHORT FUND
	For the Six Months Ended April 30, 2016 (Unaudited)	Period from November 12, 2014 (Commencement of Operations) to October 31, 2015
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(202,562)	$(226,310)
Net realized gain (loss) on investments	(2,680,170)	(779,331)
Change in net unrealized appreciation (depreciation) of investments	(11)	552,870
Net increase (decrease) in net assets resulting from operations	(2,882,743)	(452,771)
Distributions to shareholders from (Note A):
Net investment income:
Institutional Class	(167,063)	—
Class A	(2,691)	—
Total distributions to shareholders	(169,754)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	648,139	21,539,461
Class A	133,604	718,448
Class C	74,508	677,160
Proceeds from reinvestment of dividends and distributions:
Institutional Class	41,622	—
Class A	821	—
Payments for shares redeemed:
Institutional Class	(5,979,286)	(170,191)
Class A	(148,467)	(52,291)
Class C	(130,880)	—
Net increase (decrease) from Fund share transactions	(5,359,939)	22,712,587
Net Increase (Decrease) in Net Assets	(8,412,436)	22,259,816
Net Assets:
Beginning of period	22,259,816	—
End of period	$13,847,380	$22,259,816
Undistributed net investment income (loss) at end of period	(595,435)	(223,119)

See Notes to Financial Statements

23

Notes to Financial Statements Global Long Short Fund (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Global Long Short (the "Fund") is a separate operating series of the Trust, and is diversified. The Fund had no operations until November 12, 2014, other than matters relating to its organization and registration of shares under the 1933 Act. The Fund offers Institutional Class shares, Class A shares and Class C shares. Neuberger Berman Alternative Funds' Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to that Fund, and the liabilities of the Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Neuberger Berman Investment Advisers LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 — quoted prices in active markets for identical investments

•   Level 2 — other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•   Level 3 — unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, preferred stocks, exchange traded funds, exchange-traded purchased option contracts and exchange-traded written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most

24

recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated London Interbank Offered Rate or Federal Funds floating rate (Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

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3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the intention of the Fund to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. As of April 30, 2016, the Fund did not have any unrecognized tax positions.

At April 30, 2016 the cost of investments for U.S. federal income tax basis was $13,592,569. Gross unrealized appreciation of investments was $809,465 and gross unrealized depreciation of investments was $161,383, resulting in net unrealized appreciation of $648,082 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at period end. Such differences are attributed to the tax treatment of: income recognized on swap transactions, non-deductible stock issuance costs, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales and gains from passive foreign investment companies. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the period ended October 31, 2015, the Fund recorded the following permanent reclassifications.

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(8,119)	$3,191	$4,928
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As of October 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$169,736	$—	$60,475	$(481,326)	$(193,537)	$(444,652)

The differences between book basis and tax basis distributable earnings are primarily due to: wash sale loss deferrals, amortization of organizational costs, mark-to-market on certain swap contract transactions, mark-to-market adjustments on foreign currency contracts, straddle loss deferrals and mark-to-market adjustments on foreign investment companies.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforwards rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined on October 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains as follows:

Long-Term	Short-Term
$241,904	$239,422

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At April 30, 2016, there were no outstanding balances of accrued capital gains taxes for the Fund.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

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10  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in "Cash collateral segregated for short sales" on the Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender). The Fund is contractually responsible to the lender for any dividends and interest payable on securities while those securities are in a short position. The Fund may receive or pay the net of the broker's fee on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with a broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These dividends, interest and fees are recorded as an expense of the Fund and are excluded from the contractual expense limitation. The net amount of fees incurred is included in the "Dividend and interest expense on securities sold short" on the Statement of Operations and are $28,288.

At April 30, 2016, the Fund had pledged cash in the amount of $2,399,845 to Bank of America, NA, as collateral for short sales. At April 30, 2016, the Fund had pledged securities in the amount of $581,159 to cover collateral requirements for borrowing in connection with securities sold short.

11  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

12  Derivative instruments: The Fund's use of derivatives during the six months ended April 30, 2016 is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at April 30, 2016. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the six months ended April 30, 2016, the Fund used futures to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities and to hedge risk. At the time the Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin" to and from the broker are made on a daily basis, or as needed, as the market price of the

28

futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

Equity swap contracts: During the six months ended April 30, 2016, the Fund used equity swaps to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities and to hedge risk.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

Forward foreign currency contracts: During the six months ended April 30, 2016, the Fund used forward contracts to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities and to hedge risk.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original forward contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligations.

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Options: Premiums received by the Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Written option contracts were used to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities and to hedge risk for the Fund for the six months ended April 30, 2016.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the Assets section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expires, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Purchased option contracts were used to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities and to hedge risk for the six months ended April 30, 2016.

At April 30, 2016 the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Equity swaps	Swap contacts, at value	$—	$102,942	$102,942
Futures	Receivable/Payable for variation margin on futures contracts(1)	—	32,038	32,038
Forward contracts	Receivable for forward foreign currency contracts	4,098	—	4,098
Option contracts purchased	Investments in securities, at value	—	36,900	36,900
Total Value—Assets		$4,098	$171,880	$175,978
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Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Equity swaps	Swap contacts, at value	$—	$(33,387)	$(33,387)
Futures	Receivable/Payable for variation margin on futures contracts(1)	—	(62,070)	(62,070)
Forward contracts	Payable for forward foreign currency contracts	(48,173)	—	(48,173)
Option contracts written	Option contracts written, at value	—	(9,900)	(9,900)
Total Value—Liabilities		$(48,173)	$(105,357)	$(153,530)

(1)  "Futures" reflects the cumulative appreciation (depreciation) of futures as of April 30, 2016, which is reflected in the Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The current day's variation margin as of April 30, 2016, if any, is reflected in the Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended April 30, 2016, was as follows:

Realized Gain (Loss)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Net realized gain (loss) on:	$(210,534)	$—	$(210,534)
	Forward foreign currency contracts
Futures	Net realized gain (loss) on:	—	(478,677)	(478,677)
	Futures contracts
Option contracts written	Net realized gain (loss) on: Option contracts written	—	78,073	78,073
Option contracts purchased	Net realized gain (loss) on: Sales of investment securities of unaffiliated issuers	—	(179,313)	(179,313)
Swap contracts	Net realized gain (loss) on: Swap contracts	—	(523,964)	(523,964)
Total Realized Gain (Loss)		$(210,534)	$(1,103,881)	$(1,314,415)
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Change in Appreciation (Depreciation)
Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: Forward foreign currency contracts	$(117,260)	$—	$(117,260)
Futures	Change in net unrealized appreciation (depreciation) in value of: Futures contracts	—	(41,605)	(41,605)
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: Options contracts written	—	(2,960)	(2,960)
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: Unaffiliated investment securities	—	28,835	28,835
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: Swap contracts	—	(60,110)	(60,110)
Total Change in Appreciation (Depreciation)		$(117,260)	$(75,840)	$(193,100)

While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Fund discloses both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of April 30, 2016.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Equity swaps	$102,942	$—	$102,942
Forward Contracts	4,098	—	4,098
Total	$107,040	$—	$107,040

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Bank of America, NA	$55,157	$(19,616)	$—	$35,541
Goldman Sachs International	1,144	(1,144)	—	—
Morgan Stanley Capital Services LLC	50,739	(49,109)	—	1,630
Total	$107,040	$(69,869)	$—	$37,171
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Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Equity swaps	$(33,387)	$—	$(33,387)
Forward Contracts	(48,173)	—	(48,173)
Total	$(81,560)	$—	$(81,560)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Bank of America, NA	$(19,616)	$19,616	$—	$—
Goldman Sachs International	(12,835)	1,144	—	(11,691)
Morgan Stanley Capital Services LLC	(49,109)	49,109	—	—
Total	$(81,560)	$69,869	$—	$(11,691)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets ( or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net amount represents amounts subject to loss as of April 30, 2016, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of April 30, 2016.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 1.250% of the first $250 million of the Fund's average daily net assets, 1.225% of the next $250 million, 1.200% of the next $250 million, 1.175% of the next $250 million, 1.150% of the next $500 million, 1.125% of the next $2.5 billion, and 1.100% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended April 30, 2016, the Investment Management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and Class A and Class C pay Management an administration fee at the annual rate of 0.20% of its daily net assets under this agreement. Additionally, Management retains J.P. Morgan Chase Bank, N.A. ("JPM") as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under this agreement.

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Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management incurred the expense.

During the six months ended April 30, 2016, there was no repayment to Management under its contractual expense limitation.

At April 30, 2016, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Period Ending, October 31,
			2015		2016
			Subject to Repayment until October 31,
	Contractual Expense Limitation(1)	Expiration	2018		2019
Institutional Class	1.80%	10/31/19	$605,316	(2)	$133,534
Class A	2.16%	10/31/19	22,654	(2)	5,241
Class C	2.91%	10/31/19	21,632	(2)	4,789

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Period from November 12, 2014 (Commencement of Operations) to October 31, 2015.

Until December 31, 2015, Neuberger Berman LLC ("Neuberger"), was the sub-adviser to the Fund and was retained by Neuberger Berman Management LLC ("NBM") to furnish it with investment recommendations and research information without added cost to the Fund. As investment manager, NBM was responsible for choosing the Fund's investments and handling its day-to-day business. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or NBM. As a result of the entity consolidation described on page 4 of this Semi-Annual Report, the services previously provided by Neuberger under the respective sub-advisory agreements are being provided by NBIA as of January 1, 2016.

The Fund also has a distribution agreement with NBM with respect to each class of shares. NBM acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses. As part of the entity consolidation noted above, it is expected that effective July 1, 2016, NBM will merge with and into Neuberger and, as a result, the distribution agreement will be transferred to Neuberger.

However, NBM receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, NBM's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, NBM receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. NBM receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

34

Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2016, NBM, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$—	$—	$—	$—
Class C	—	20	—	—

Note C—Securities Transactions:

During the six months ended April 30, 2016, there were purchase and sale transactions of long-term securities (excluding equity swaps, forward contracts, futures and option contracts) as follows:

Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
$20,176,810	$23,528,770	$25,458,407	$30,850,347

During the six months ended April 30, 2016, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2016 and the period ended October 31, 2015 was as follows:

	For the Six Months Ended April 30, 2016				For the Period Ended October 31, 2015(1)
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares redeemed	Total
Global Long Short Fund
Institutional	68,215	4,089	(638,079)	(565,775)	2,130,186	—	(16,894)	2,113,292
Class A	13,646	80	(16,152)	(2,426)	71,325	—	(5,233)	66,092
Class C	7,593	—	(14,261)	(6,668)	67,519	—	—	67,519

(1)  Period from November 12, 2014 (Commencement of Operations) to October 31, 2015.

Other: At April 30, 2016, there was an affiliated investor owning 89.7% of the Fund's outstanding shares.

For the six months ended April 30, 2016, Global Long Short recorded a capital contribution from Management in the amount of $604. This amount was paid in connection with losses incurred in the execution of a trade.

Note E—Line of Credit:

At April 30, 2016, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies

35

managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2016. During the period ended April 30, 2016, the Fund did not utilize the line of credit.

Note F—Recent Accounting Pronouncement:

In June 2014, FASB issued Accounting Standards Update 2014-11 Transfers & Servicing (Topic 860):

Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions ("ASU 2014-11"). The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. ASU 2014-11 is effective for the Portfolio as of April 30, 2016; however, no additional disclosure was necessary.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

36

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Global Long Short Fund Institutional
4/30/2016 (unaudited)	$9.91	$(0.10)	$(1.44)	$(1.54)	$(0.09)	$—	$—	$(0.09)	$8.28	(15.61	)%**	$12.8	4.80	%*	3.38	%*	3.22	%*	1.80	%*	(2.20	)%*	212	%**	139	%**
Period from 11/12/2014^ to 10/31/2015	$10.00	$(0.12)	$0.03	$(0.09)	$—	$—	$—	$—	$9.91	(0.90	)%**	$20.9	6.09	%*‡	5.35	%*‡	2.56	%*‡	1.82	%*‡	(1.21	)%*‡	300	%**	187	%**
Class A
4/30/2016 (unaudited)	$9.88	$(0.12)	$(1.44)	$(1.56)	$(0.04)	$—	$—	$(0.04)	$8.28	(15.89	)%**	$0.5	5.23	%*	3.81	%*	3.58	%*	2.16	%*	(2.55	)%*	212	%**	139	%**
Period from 11/12/2014^ to 10/31/2015	$10.00	$(0.15)	$0.03	$(0.12)	$—	$—	$—	$—	$9.88	(1.20	)%**	$0.7	6.83	%*‡	6.10	%*‡	2.91	%*‡	2.18	%*‡	(1.54	)%*‡	300	%**	187	%**
Class C
4/30/2016 (unaudited)	$9.80	$(0.15)	$(1.43)	$(1.58)	$—	$—	$—	$—	$8.22	(16.12	)%**	$0.5	5.92	%*	4.55	%*	4.28	%*	2.91	%*	(3.21	)%*	212	%**	139	%**
Period from 11/12/2014^ to 10/31/2015	$10.00	$(0.23)	$0.03	$(0.20)	$—	$—	$—	$—	$9.80	(2.00	)%**	$0.7	7.57	%*‡	6.83	%*‡	3.66	%*‡	2.92	%*‡	(2.35	)%*‡	300	%**	187	%**

See Notes to Financial Highlights

37

38

Notes to Financial Highlights (Unaudited)

@  Calculated based on the average number of shares outstanding during the fiscal period.

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during the fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

^  The date investment operations commenced.

**  Not annualized.

*  Annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

39

Directory
Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
lntermediary Client Services
800.366.6264

Sub-Adviser

Neuberger Berman LLC (prior to January 1, 2016)
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

J.P. Morgan Chase Bank, N.A.
One Beacon Street
Boston, MA 02108

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

40

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

41

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42

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43

Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which you can obtain by calling 877.628.2583. An investor should consider a Fund's investment objectives, risks and fees and expenses carefully before investing.

Q0145 06/16

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

The Code of Ethics is filed with the Registrant’s annual report on Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s applicable semi-annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable for the period covered by this Form N-CSR.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Alternative Funds

By:   /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 6, 2016

By:   /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 6, 2016